SOLD THROUGH:
BANC OF AMERICA
INVESTMENT SERVICES, INC.-TM-
AND ITS SUBSIDIARIES AND AGENCIES


                                   [GRAPHIC]


                                                        NATIONS VARIABLE ANNUITY
                                                 A TAX-DEFERRED VARIABLE ANNUITY
                                                                   ANNUAL REPORT

DECEMBER 31, 2000

                                                                          [LOGO]
                                                                   HARTFORD LIFE
                                      ISSUED BY: HARTFORD LIFE INSURANCE COMPANY

-    ANNUITIES ARE INSURANCE PRODUCTS AND ARE NOT INSURED BY THE FDIC OR ANY
     OTHER FEDERAL ENTITY.                                     NO-FDIC

- ANNUITIES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, AND ARE NOT UNDERWRITTEN OR GUARANTEED BY BANK OF AMERICA CORPORATION OR ANY OF ITS
     AFFILIATES.                                               NO-BANK

- ANNUITIES MAY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE MARKET VALUE OF THE INVESTMENT MAY FLUCTUATE, CAUSING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED,

- ANNUITIES ARE UNRELATED TO, AND NOT A CONDITION OF THE PROVISION OR TERM OF ANY BANKING SERVICE OR ACTIVITY.

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     NOT BE PURCHASED FROM BANK OF AMERICA CORPORATION, ITS SUBSIDIARIES OR
     AFFILIATES, OR ANY PARTICULAR UNAFFILIATED THIRD PARTY.

- NEITHER BANK OR AMERICA CORPORATION NOT ITS AFFILIATES ARE OBLIGATED TO PROVIDE BENEFITS UNDER ANY ANNUITY CONTRACT.

Neither Hartford Life Insurance Company, Banc of America Investment Services, Inc., nor their agents or affiliates provide financial, tax, legal or accounting advice.

Purchase of a variable annuity through a tax-advantaged retirment plan, such as an IRA, results in no additional tax advantage from the variable annuity. Under these circumstances, purchase of a variable annuity should be considered only if it makes sense because of the annuity's other features such as lifetime income payments and death benefit protection.

We recommend that you consult with your professional advisers in these areas before taking action.

Annuity products are offered through: Banc or America Investment Services, Inc. in AZ, AR, CA, FL, GA, ID, IL, IA, KS, MO, NC, OR, SC, TN, VA, and WA; Banc of America Agency, LLC in DC and MD; Banc of America Agency of Nevada, Inc. in NV; BA Agency, Inc. in NM; Banc of America Agency of Texas, Inc. in TX; and IFMG of Oklahoma, Inc. in OK.

HARTFORD SMALL COMPANY HLS FUND

HOW DID THE FUND PERFORM?

Hartford Small Company HLS Fund returned -13.28% for the year ended December 31, 2000, under-performing the Lipper Small Cap VA-UF Average, which provided a return of 0.24% for the same period.

WHY DID THE FUND PERFORM THIS WAY?

It was an extremely volatile year for small company stocks, with the Russell 2000 Index in negative territory for the 12-month period (-3.02%). While we reduced the Fund's exposure to the technology sector during the early part of the year, we could not escape the market turmoil that ensued in the latter part of the second quarter. During the correction, we took advantage of cheaper valuations to increase or establish positions in fundamentally sound companies, and the Fund benefited from an overweight position in the energy sector resulting from a sustainable rise in oil and natural gas prices. Our underweight position in retail, relative to the Russell 2000, also was a benefit, as the Fed's rate increases had a damaging effect on consumer spending and retail stocks.

WHAT IS YOUR OUTLOOK FOR 2001?

We have prepared the portfolio for an economic slowdown of considerable size. A period of Fed easing will mitigate the economic downturn, but it may not be fast enough to stem the falling tide of consumer confidence in the small company arena. The portfolio is positioned to benefit from a period of declining interest rates with increased positions in retail and industrial companies that should benefit in this environment. Many of these stocks have already discounted an economic slowdown, and therefore should perform well when the rate cuts stimulate the economy.

PORTFOLIO MANAGER

[PHOTO OF STEVEN C. ANGELI, CFA]

STEVEN C. ANGELI, CFA
Senior Vice President and Partner
Wellington Management Company, LLP

PERFORMANCE OVERVIEW

8/9/96 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

              SMALL COMPANY FUND IB  RUSSELL 2000
-------------------------------------------------
  8/9/96       $10,000               $10,000
12/31/96       $10,708               $11,148
12/31/97       $12,653               $13,641
12/31/98       $14,097               $13,293
12/31/99       $23,338               $16,119
12/31/00       $20,237               $15,632

RETURNS as of 12/31/00

                           1 YEAR        SINCE INCEPTION*
SMALL CO. IB               -13.28%       17.39%
RUSSELL 2000                -3.02%       10.69%*

* Annualized Returns. Inception date is August 9, 1996.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD SMALL COMPANY HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD CAPITAL APPRECIATION HLS FUND

HOW DID THE FUND PERFORM?

The Hartford Capital Appreciation HLS Fund returned 13.02% for the year ended December 31, 2000 significantly outperforming the -8.1% return for the Lipper Cap App VA- UF Average and exceeding the S&P 500 which returned -9.1% for the same period.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's outperformance resulted from strong stock selection though a diverse group of companies within several macroeconomic sectors: MAY DEPT STORES (Retail), WASTE MANAGEMENT (Utilities), PHILIP MORRIS (Food, Beverage & Tobacco), DOW CHEMICAL (Chemicals), CROSS TIMBERS OIL CO. (Energy). The Fund's worst performers were primarily in the technology sector and included VERISIGN, VEECO INSTRUMENTS, and EXODUS COMMUNICATIONS. Although we reduced our exposure to information technology as the year progressed, we took advantage of the good technology stocks that investors had thrown out during the sentiment change that engulfed technology. This sector continues to represent the largest absolute weight in the Fund. Energy, industrial and commercial, and consumer staples were increased during this period and we used the overall volatility in the market to upgrade the Fund's upside price potential.

WHAT IS YOUR OUTLOOK FOR THE YEAR 2001?

There are clear signs that the economy is slowing, which is likely to result in decreases in earnings expectations. However, the good news for the markets is that the combination of slower growth and lower inflation will allow the Federal Reserve to adopt a more accommodating monetary policy in the year ahead; we have already seen the beginning of the Federal Reserve's rate reductions. At this time, the Fund's strategy of "performance is where you find it" remains ever true. We hope to accomplish this through the Fund's dual faceted approach, which emphasizes smaller companies with dynamic earnings growth prospects and large-cap stocks where we typically see a catalyst for outperformance.

PORTFOLIO MANAGER

[PHOTO OF SAUL J. PANNELL]

SAUL J. PANNELL, CFA
Senior Vice President
and Partner
Wellington Management
Company, LLP

PERFORMANCE OVERVIEW

12/31/90 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

         CAPITAL APPRECIATION FUND IB    S&P 500
------------------------------------------------
12/31/90          $10,000               $10,000
12/31/91          $15,379               $13,040
12/31/92          $17,961               $14,032
12/31/93          $21,658               $15,444
12/31/94          $22,160               $15,646
12/31/95          $28,812               $21,518
12/31/96          $34,713               $26,457
12/31/97          $42,392               $35,282
12/31/98          $48,865               $45,421
12/31/99          $67,048               $54,978
12/31/00          $75,783               $49,978

RETURNS as of 12/31/00

             1 YEAR         5 YEAR*     10 YEAR*
             ------         -------     --------
CAP APP IB   13.02%         21.34%       22.45%
S&P 500      -9.10%         18.33%       17.46%

* Annualized Returns. Inception date is April 2, 1984.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD CAPITAL APPRECIATION HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

HOW DID THE FUND PERFORM?

Hartford International Opportunities HLS Fund returned -17.25% for the year ended December 31, 2000. The Fund trailed its benchmark, the MSCI EAFE GDP Net Index, which returned -15.53% as well as the Lipper International VA-UF Average, which returned -14.7% over the period.

WHY DID THE FUND PERFORM THIS WAY?

The global economy has clearly slowed over the last 12 months. The effect of higher energy prices, coordinated central bank interest rate increases over the last 18 months, a slowdown in technology investment and the end of the "TMT" (technology, media, telecommunications) bubble has filtered through the global economy. The result has been a slowdown in GDP growth, lower consumer confidence and sharply lower industrial production.

During 2000, we steadily increased our positions within the U.K. We expect the U.K. to do well near-term as a result of a combination of modest inflation, expected interest rate cuts by the Bank of England and a likely fiscal policy stimulus. The Fund's largest overweight sector was the information and entertainment sector, which includes media and entertainment products. We are focused on broadcasters and more traditional publishing companies that are less heavily dependent on cyclical advertising revenue. The Fund's largest sector underweight was Finance, where we are wary of potential dual impacts that a slowing economy could have on tighter credit issues and the falling equity markets could have on capital market activities. Top contributors to performance for the year included AVENTIS, MANNESMANN, and CHINADOTCOM.

WHAT IS YOUR OUTLOOK FOR 2001?

Our base case is that growth will bottom out during the second half of 2001 and then rebound late in the year as U.S. and global interest rate cuts begin to stimulate the global economy. One of the risks to this forecast lies in estimating the extent and impact of slower technology spending, continued high energy prices, the effect of increased consumer saving to offset equity market losses and looming financial problems within the equity markets. While we maintained a relatively defensive position within the Fund into year-end, we have started to build our exposure in sectors and markets that stand to particularly benefit from the eventual growth recovery that should follow as central banks cut interest rates to combat the slowdown.

PORTFOLIO MANAGER

[PHOTO OF TROND SKRAMSTAD]

TROND SKRAMSTAD
Senior Vice President
and Partner
Wellington Management
Company, LLP

PERFORMANCE OVERVIEW

12/31/90 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

       INTERNATIONAL OPPORTUNITIES IB     MSCI EAFE GDP
12/90               $10,000               $10,000
12/91               $11,280               $11,073
12/92               $10,761               $10,004
12/93               $14,365               $13,362
12/94               $14,060               $14,406
12/95               $15,991               $16,013
12/96               $18,027               $17,235
12/97               $18,055               $18,229
12/98               $20,395               $23,099
12/99               $28,472               $30,264
12/00                23,558               $25,556

RETURNS as of 12/31/00

                    1 YEAR     5 YEAR*   10 YEAR*
                    ------     -------   --------
  INT'L. OPP. IB   -17.25%      8.06%       8.95%
  MSCI EAFE GDP**  -15.53%      9.80%       9.84%

*Annualized Returns. Inception date is July 2, 1990.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

** THE MORGAN STANLEY EUROPE AUSTRALIA FAR EAST GDP-NET INDEX.

HARTFORD STOCK HLS FUND

HOW DID THE FUND PERFORM?

The Hartford Stock HLS Fund returned -7.21% for the 1-Year period ending December 31, 2000. The Fund outperformed its benchmark, the S&P 500 Index, which returned -9.10%, and the Lipper Growth VA - UF Average, which returned -9.2% for the same time period.

WHY DID THE FUND PERFORM THIS WAY?

The fund's overweight position in the healthcare sector combined with strong stock selection contributed most significantly to the Fund's performance. Two of the strongest performers were BRISTOL MYERS SQUIBB and MERCK. Strong stock selection within consumer discretionary sector also helped performance as SAFEWAY and CVS CORPORATION were strong performers. Performance was also enhanced through our increased exposure to financials, consumer staples, and electric utilities which we began adding to as we reduced technology during the first half of the year. Relative to the S&P 500 Index, the Fund continues to be overweight in health care and consumer staples and underweight in information technology and utilities. We paid a steep price for building and maintaining positions in a number of telecommunications and media companies like AOL and WORLDCOM, but we believe that their valuations are attractive at current levels. The Fund's best performing holdings also included DOW CHEMICAL and ALCOA, the worst performers included JDS UNIPHASE, LUCENT TECHNOLOGIES and GLOBAL CROSSING.

WHAT IS YOUR OUTLOOK FOR 2001?

Looking forward, in spite of poor results for large-cap equity investors, we remain cautiously optimistic. Although recession worries are likely to become more pronounced in early 2001, it is expected that the combination of lower oil prices, falling interest rates and more stable financial markets will be sufficient to keep the economy moving ahead, albeit at a slower pace. We will continue to invest somewhat defensively by maintaining overweight positions in health care, consumer staples, and energy while looking for opportunities in telecommunications, technology, and media.

PORTFOLIO MANAGER

[PHOTO OF RAND L. ALEXANDER]

RAND L. ALEXANDER, CFA
Senior Vice President
and Partner
Wellington Management
Company, LLP

PERFORMANCE OVERVIEW

12/31/90 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

           STOCK FUND IB      S&P 500
12/31/90      $10,000         $10,000
12/31/91      $12,440         $13,040
12/31/92      $13,667         $14,032
12/31/93      $15,598         $15,444
12/31/94      $15,275         $15,646
12/31/95      $20,445         $21,518
12/31/96      $25,381         $26,457
12/31/97      $33,284         $35,282
12/31/98      $44,345         $45,421
12/31/99      $53,023         $54,978
12/31/00      $49,204         $49,978

RETURNS as of 12/31/00

                  1 YEAR     5 YEAR*    10 YEAR*
                  ------     -------    -------
STOCK IB          -7.21%     19.20%      17.27%
S&P 500           -9.10%     18.33%      17.46%

* Annualized Returns. Inception date is August 31, 1977.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD STOCK HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD DIVIDEND AND GROWTH HLS FUND

HOW DID THE FUND PERFORM?

Hartford Dividend and Growth HLS Fund returned 10.75% for the year ended December 31, 2000. The Fund significantly outperformed its benchmark, the S&P 500 Index, which returned -9.10%, as well as the Lipper Equity Income VA-UF Average, which returned 6.7% over this period.

WHY DID THE FUND PERFORM THIS WAY?

In keeping with our dividend-oriented investment style, we remained underweight in the information technology sector, which was hit hard last year due to a slowing U.S. economy, corporate earnings pressures and a succession of interest rate increases by the Federal Reserve. Our information technology underweight combined with good stock selection, was our greatest contributor to performance over the year. Throughout the year, finance and utilities were the largest two sectors within the Fund, as these sectors are typically considered defensive sectors and perform well during these economic conditions. Tobacco stocks were strong across the board throughout the year as this industry benefited from increased investor focus on companies with accelerating earnings, attractive dividends, and President Bush's election is thought to increase the probability of more favorable litigation. Top contributors to performance over the year included CORNING, WASHINGTON MUTUAL and MERRILL LYNCH.

WHAT IS YOUR OUTLOOK FOR 2001?

We will continue to remain defensive and maintain our investment strategy given the current economic environment. With a likely decline in U.S. interest rates in 2001, suggesting future strength within the U.S. economy, we will invest according to our style and seek opportunities throughout the sectors of the market. The utilities sector, specifically, will likely remain a large overweight relative to our benchmark as we continue to see good long-term investment opportunities within the sector. Overall, we continue to remain positive about the U.S. equity market and the economy over the long-term.

PORTFOLIO MANAGER

[PHOTO OF LAURIE A. GABRIEL]

LAURIE A. GABRIEL, CFA
Senior Vice President
and Managing Partner
Wellington Management
Company, LLP

PERFORMANCE OVERVIEW

3/9/94 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

      DIVIDEND & GROWTH FUND IB  S&P 500
 3/94         $10,000            $10,000
12/94         $10,181            $10,062
12/95         $13,859            $13,843
12/96         $17,004            $17,022
12/97         $22,386            $22,700
12/98         $26,015            $29,188
12/99         $27,347            $35,329
12/00         $30,288            $32,114

RETURNS as of 12/31/00

                                            SINCE*
                   1 YEAR     5 YEAR*     INCEPTION
                   ------     -------     ---------
DIV. AND GROW. IB  10.75%     16.92%       17.65%
S&P 500            -9.10%     18.33%       18.66%

* Annualized Returns. Inception date is March 9, 1994.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD DIVIDEND AND GROWTH HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD ADVISERS HLS FUND

HOW DID THE FUND PERFORM?

Hartford Advisers HLS Fund returned -0.92% for the year ended December 31, 2000. The Fund's return slightly underperformed the -0.4% return for the Composite Index and the 0.7% return for the Lipper Flexible VA - UF Average for the same time period.

WHY DID THE FUND PERFORM THIS WAY?

Within the equity portion of the fund, the fund's overweight position in the healthcare sector combined with strong stock selection contributed most significantly to the Fund's performance. Two of the strongest performers were BRISTOL MYERS SQUIBB and MERCK. Strong stock selection within consumer discretionary sector also helped performance as SAFEWAY and CVS CORPORATION were strong. Performance was also enhanced through our increased exposure to financials, consumer staples, and electric utilities which we began adding to the portfolio as we reduced technology during the first half of the year. The Fund's best performing holdings also included DOW CHEMICAL and ALCOA, the worst performers included JDS UNIPHASE, LUCENT TECHNOLOGIES and GLOBAL CROSSING.

In a year when the S&P 500 was down -9.1%, the Fund's allocation to bonds (36% as of December 31, 2000) offered some downside protection, in light of the extreme short-term volatility experienced by the equity market. The performance of the fixed income portion of the Fund benefited from a slightly longer duration than the benchmark. Mortgage backed securities offered better performance than corporate bonds, though by late in the year, the general decline in interest rates had again produced the specter of a period of mortgage refinancing, the bane of the mortgage sector.

WHAT IS YOUR OUTLOOK FOR 2001?

Looking forward, in spite of poor results for large-cap equity investors, we remain cautiously optimistic. Although recession worries are likely to become more pronounced in early 2001, it is expected that the combination of lower oil prices, falling interest rates and more stable financial markets will be sufficient to keep the economy moving ahead, albeit at a slower pace. We will continue to invest somewhat defensively by maintaining overweight positions in healthcare, consumer staples, and energy while looking for opportunities in telecommunications, technology, and media.

Bond market conditions remain unique in the context of the past thirty years. Low inflation, a Treasury budget surplus, shrinking Treasury security supply, and poor liquidity in the corporate bond market all combine to produce an environment which investors have never seen before. Given the slowing in the U.S. economy and the Federal Reserve lowering short rates, we expect the interest rate environment to be benign, with stable to lower yields.

PORTFOLIO MANAGER

[PHOTO OF RAND L. ALEXANDER]

RAND L. ALEXANDER, CFA
Senior Vice President
and Partner
Wellington Management
Company, LLP

[PHOTO OF PAUL D. KAPLAN]

PAUL D. KAPLAN
Senior Vice President
and Partner
Wellington Management
Company, LLP


PERFORMANCE OVERVIEW

12/31/90 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

       ADVISERS FUND IB   S&P 500          LEHMAN GOVT/CORP
12/90      $10,000        $10,000          $10,000
12/91      $12,015        $13,040          $11,613
12/92      $12,989        $14,032          $12,493
12/93      $14,555        $15,444          $13,871
12/94      $14,131        $15,646          $13,384
12/95      $18,103        $21,518          $15,960
12/96      $21,069        $26,457          $16,422
12/97      $26,184        $35,282          $18,027
12/98      $32,581        $45,421          $19,735
12/99      $35,966        $54,978          $19,311
12/00      $35,635        $49,978          $21,598

RETURNS as of 12/31/00

                    1 YEAR    5 YEAR*      10 YEAR*
                    ------    -------      -------
ADVISERS IB         -0.92%     14.50%      13.55%
S&P 500             -9.10%     18.33%      17.46%
LEHMAN GOVT./CORP.  11.85%      6.24%       8.00%

* Annualized Returns. Inception date is March 31, 1983.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE HARTFORD ADVISERS HLS FUND CLASS IB SHARES. (THE ANNUALIZED RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

HARTFORD BOND HLS FUND

HOW DID THE FUND PERFORM?

The Hartford Bond HLS Fund placed in the 10th percentile of its Lipper peer group for the year ended December 31, 2000, producing a total return of 11.79% versus the 9.36% return of the Lipper Corporate Debt "BBB" rated Universe.

WHY DID THE FUND PERFORM THIS WAY?

The Fund's relatively high allocation throughout the year to U.S. Treasury issues contributed to its out-performance as Treasury yields fell in anticipation of a weakening economy and in response to the reduction in outstanding supply due to Treasury buyback activity.

The Fund's increased allocation to mortgage passthroughs and coincident reduction in corporate bond holdings also contributed positively to performance. Mortgage securities were viewed as a safe haven as the impact of widespread credit deterioration was reflected in corporate bond prices.

The Fund's establishment in May of a position in Euro-denominated securities proved premature and dampened its out-performance, as dollar strength relative to many major foreign currencies continued until November.

WHAT IS YOUR OUTLOOK FOR 2001?

For the first year since 1980, the broad fixed income market outperformed the major equity indices in 2000. As we enter 2001, there is much discussion about the slowing U.S. economy and how quickly the Federal Reserve will respond by lowering interest rates. Already forecasters are lowering first quarter GDP expectations to 2%, and the markets have anticipated three occurrences of Fed easing at 25 basis points each by midyear.

Mounting evidence suggests the current decline appears to be mainly the result of excess capacity in markets ranging from technology to retail, and it is our view that until these excesses are corrected it is likely that growth could be less than the consensus expects. Under these conditions, Fed easing (even early in the year) will probably have little stimulative effect in the short run. The Fed's job is further complicated by a strong, but recently weakening dollar coupled with a historically-high current account deficit relative to GDP.

The Fund's positioning as we enter 2001 includes a shorter duration than our benchmark index, as we believe that Treasury market pricing has fully anticipated the Fed's potential to ease. We have reduced our exposure to the mortgage market to an underweight due to the potential for prepayment activity to increase soon. We are gradually increasing the Fund's weighting to investment grade corporate issues, as we believe that valuations for select issues already reflect a hard-landing economic scenario. We are emphasizing the energy, healthcare, defense, and food industries. And finally, we have invested a small portion of Fund assets in non-dollar-denominated issues which provide for diversification and appreciation potential should the dollar weaken further.

PORTFOLIO MANAGER

[PHOTO OF ALISON D. GRANGER]

ALISON D. GRANGER, CFA
Senior Vice President
Hartford Investment
Management Company

PERFORMANCE OVERVIEW

12/31/90 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

             BOND FUND IB       LEHMAN GOVT/CORP
12/31/90       $10,000          $10,000
12/31/91       $11,626          $11,600
12/31/92       $12,249          $12,458
12/31/93       $13,478          $13,673
12/31/94       $12,922          $13,274
12/31/95       $15,283          $15,726
12/31/96       $15,794          $16,296
12/31/97       $17,555          $17,869
12/31/98       $18,950          $19,422
12/31/99       $18,535          $19,263
12/31/00       $20,721          $21,503

RETURNS as of 12/31/00

                   1 YEAR    5 YEAR*      10 YEAR*
                   ------    -------      -------
BOND IB            11.79%      6.28%      7.56%
LEHMAN GOVT./CORP. 11.85%      6.24%      8.00%

* Annualized Returns. Inception date is August 31, 1977.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN THE BOND HLS FUND CLASS IB SHARES. (THE RETURNS INCLUDE THE FUND LEVEL EXPENSES, BUT EXCLUDE THE INSURANCE CHARGES).

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS INTERNATIONAL GROWTH PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

The Portfolio declined 13.81% in the 12 months ending December 31, 2000, compared to a 14.17% fall in the MSCI EAFE Index(1) (the Index) in U.S. dollar terms, thereby outperforming the Index's return.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The past year was a difficult year, particularly for growth-style managers, as value stocks generally outperformed growth stocks. Performance relied on a mix of regional asset allocation and stock selection. The largest positive benefit to performance resulted from the Portfolio's non-Index exposure to Canada, as well as the selection of Canadian stocks. In particular, CANADA LIFE, which outperformed the Index, was a new issue that came onto the market at a depressed price and was aided by the strength of the insurance sector. In Europe, to which over half the Portfolio is exposed, performance was mixed. For example, in Germany, an underweight stance affected performance while stock selection was positive. HENKEL CHEMICALS, for example, outperformed because its mix of chemical and consumer products made it an attractive defensive play for investors. In Ireland, the Portfolio benefited from a combination of asset allocation (overweight) and stock selection. The construction company CRH rose strongly, bolstered by its leading position in its sector and its exposure to the U.S. market. Elsewhere, the Portfolio benefited from an underweighting in Japan, although emphasis on technology stocks within Japan had a negative effect. In Australia, the Portfolio's overweighted stance contributed positively to performance. However, one of the Portfolio's primary holdings, NEWS CORP., declined towards the end of the year.

WHAT IS YOUR OUTLOOK FOR 2001?(3)

Looking forward, in our view, economic growth should continue to slow worldwide, although we are not anticipating the slowdown in all economies--in particular, Europe--to be as marked as in the U.S. While we believe the early part of the year will likely be marked by volatility in equity markets, we are positive on the outlook for the year as a whole. Our Portfolio is fairly evenly balanced with a mix of high-beta (high-risk) stocks combined with defensive stocks. For example, we have recently added to our holding in the Canadian company CELESTICA, a technology outsourcing company, which has a relatively high beta. In contrast, we remain underweighted in two of the leading European technology companies; i.e., ERICSSON and NOKIA. Overall, we think the Portfolio is well positioned to weather what could be a difficult market in the short-term, while benefiting from positive momentum as the year progresses. The Portfolio remains focused in Europe, although we continue to seek growth opportunities in Japan, the Pacific Rim (ex-Japan), emerging markets and Canada.

INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS, AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1) The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI
    EAFE) Index is an unmanaged, capitalization-weighted index that tracks stocks traded in 21 countries in Europe, Australia and the Far East. It is unavailable for investment.
(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.
(3) The outlook for this Portfolio may differ from that presented for other Nations Funds portfolios.

PORTFOLIO MANAGER

BRIAN O'NEILL,
Gartmore Global Partners

PERFORMANCE OVERVIEW

3/27/98 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

            NATIONS INTERNATIONAL GROWTH PORTFOLIO           MSCI EAFE
 3/98                   $ 10,000                             $ 10,000
 6/98                   $ 10,190                             $ 10,106
12/98                   $ 10,311                             $ 10,461
 6/99                   $ 10,973                             $ 10,876
12/99                   $ 14,750                             $ 13,282
 6/00                   $ 14,483                             $ 12,742
12/00                   $ 12,714                             $ 11,400

RETURNS as of 12/31/00

                              1 YEAR   SINCE INCEPTION*
                              ------   ---------------
NATIONS INTERNATIONAL GROWTH  -13.81%      9.06%
MSCI EAFE                     -14.17%      4.88%

* Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS INTERNATIONAL GROWTH PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN REFLECTED THE PERFORMANCE WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

For the year ended December 31, 2000, Nations Marsico Focused Equities Portfolio had a total return of -15.82%, compared with a return of -9.10% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1).

In general, the year 2000 was not kind to growth-oriented investment strategies. The S&P 500 Index had its worst annual return since 1977. And, the NASDAQ, which lost nearly 40% last year, had its worst year since its inception in 1971. As corporate profits generally weakened in the context of six successive interest rate hikes by the Federal Reserve Board (the Fed)--three in 1999 and three in 2000--we believe concerns grew about the risk of a possible U.S. recession.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's performance last year was attributable, in large part, to its technology-related holdings. However, the overall complexion of the Portfolio changed markedly over the course of 2000, highlighted by the considerable reduction in technology-related positions. We believe the U.S. economy has shifted to a slower growth mode. As a result, we anticipate that capital spending for technology will decelerate, which could create a dual effect of reduced growth rate for individual companies and slower overall economic activity. This led us to sell some of our largest technology positions like ORACLE CORPORATION, and trim back others like EMC CORPORATION and CORNING INCORPORATED.

As the technology weighting in the Portfolio has been reduced, assets have been shifted to sectors and industries that we believe offer the potential of stable earnings and revenue gains as U.S. economic growth decelerates. We have increased positions in financial services (MERRILL LYNCH, LEHMAN BROTHERS HOLDINGS), retail (TIFFANY & COMPANY, COSTCO WHOLESALE), healthcare (MERCK & CO, BAXTER INTERNATIONAL), consumer related (ANHEUSER BUSCH) and lifecycle change companies (BOEING COMPANY, GENERAL DYNAMICS CORPORATION).

WHAT IS YOUR OUTLOOK FOR 2001?(3)

It is important to emphasize that we continue to have an overall positive long-term investment outlook. While the Portfolio is postured quite differently compared to the beginning of 2000, our investment team continues to generate a high volume of new investment ideas. In our view, there are a number of fundamental macroeconomic underpinnings--highlighted by lower interest rates, benign inflation, budget surpluses and productivity gains that we believe are durable and should provide a healthy overall backdrop for future equity returns. While gross domestic product (GDP)(4) growth has slowed from its robust levels of a year ago, we do not believe there is high risk of recession occurring. Furthermore, we think a rate cut by the Fed is the first step in moving towards a more favorable interest rate environment.

(1) The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.
(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.
(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.
(4) Gross domestic product (GDP) is a broad measure of the health of the U.S. economy based on the output of goods and services.

PORTFOLIO MANAGER

THOMAS F. MARSICO,
Marsico Capital Management, LLC


PERFORMANCE OVERVIEW

3/27/98 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

                 NATIONS MARSICO FOCUSED EQUITIES                S&P 500
 3/1998                    $ 10,000                             $ 10,000
 6/1998                    $ 11,470                             $ 10,343
12/1998                    $ 13,016                             $ 11,300
 6/1999                    $ 15,018                             $ 12,698
12/1999                    $ 19,951                             $ 13,677
 6/2000                    $ 18,473                             $ 13,618
12/2000                    $ 16,796                             $ 12,432

RETURNS as of 12/31/00

                                 1 YEAR     SINCE INCEPTION*
                                 ------     ---------------
NATIONS MARSICO FOCUSED EQUITIES -15.82%          20.61%
S&P 500                           -9.10%           8.19%

* Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MARSICO FOCUSED EQUITIES PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN REFLECTED THE PERFORMANCE WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS SMALLCAP INDEX PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

As the first year of the new millennium closed, a rapidly decelerating domestic economy, slowing global business climate, geopolitical hotspots, dot.com bombs, deteriorating consumer confidence, and slowing retail sales combined to give most large-cap investors and the Federal Reserve Board (the Fed) a hangover from the intoxication of one of history's great bull runs. However, with a wink, small-cap investors for the most part shrugged their shoulders and left the year smiling.

Nations SmallCap Index Portfolio (formerly Nations Managed SmallCap Index Portfolio) advanced 10.84% versus the Standard & Poor's SmallCap 600 Index (S&P 600 Index)(1) rise of 11.80% during 2000.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Removing their rose-colored glasses, many growth investors, including small-cap growth investors, appeared to suddenly see the skeletons of "vapor" profits and high expectations. Generally, over the year, small-cap value stocks, led by the energy and financial sectors, significantly outperformed small-cap growth stocks, which were pummeled by the technology and communications sectors. Small-cap value stocks and small-cap growth stocks are about equally represented in the S&P 600 Index.

In general, the best performing S&P 600 Index sectors during the fourth quarter were value oriented, including transportation, financials, utilities and consumer staples. The worst performing sectors on average were capital goods, technology and communications.

WHAT IS YOUR OUTLOOK FOR 2001?(3)

Better times are projected for equity investors in 2001, but early year jitters regarding corporate earnings could temper stock market strength. We believe the positive effects of possible Fed-induced interest rate cuts, the prospect of tax cuts, and the likely moderating of energy prices could set the stage for a stronger second half of 2001.

(1) The Standard & Poor's SmallCap 600 Index is a market-capitalization weighted index consisting of 600 common stocks that capture the economic and industry characteristics of small-company stock performance. It is unmanaged and unavailable for investment.
(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.
(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES WILL BE MORE VOLATILE.


PORTFOLIO MANAGER
QUANTITATIVE STRATEGIES TEAM,
BANC OF AMERICA CAPITAL MANAGEMENT, INC.

PERFORMANCE OVERVIEW

3/27/98 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

                 NATIONS SMALLCAP INDEX             S&P 600
  3/98                 $10,000                      $10,000
  6/98                 $ 9,750                      $ 9,606
 12/98                 $ 9,065                      $ 8,935
  6/99                 $ 9,366                      $ 9,386
 12/99                 $ 9,602                      $10,045
  6/00                 $10,285                      $10,736
 12/00                 $10,643                      $11,228

RETURNS as of 12/31/00

                            1 YEAR    SINCE INCEPTION*
                            ------     ---------------
NATIONS SMALLCAP INDEX      10.84%     2.28%
S&P 600                     11.80%     4.27%

* Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS SMALLCAP INDEX PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

PRIOR TO MAY 1, 2000, THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN REFLECTED THE PERFORMANCE WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS AGGRESSIVE GROWTH PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

The year 2000 was a year of significant change for what is now known as the Nations Aggressive Growth Portfolio (formerly Nations Disciplined Equity Portfolio). The Portfolio changed to a new investment style in May of 2000. The former style employed a quantitative investment approach, with an emphasis on value-oriented stocks. Conversely, the Portfolio's present style utilizes a combination of fundamental research and quantitative tools with a growth bias for purposes of its stock selection. For the 12 months ended December 31, 2000, the Portfolio returned a disappointing -27.17%, compared to the Russell 1000 Growth Index(1) return of -22.42% for the same time period.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

To some degree, the Portfolio's underperformance for 2000 can be attributed to the timing of its change in investment style from value to aggressive growth. In early 2000, value stocks generally were still greatly out of favor with investors, as they were during all of 1999. While the Portfolio was still being managed with a bias toward value stocks, it had returned -12.60% through February 2000, down only 0.03% against its benchmark index at that time. As the new portfolio management team brought the composition of the Portfolio's stock holdings into alignment with its new benchmark, the Russell 1000 Growth Index, holdings in key sectors such as technology were materially increased. Unfortunately, the time frame of this change generally corresponded with the highest values attained by technology-oriented indices such as the NASDAQ Composite Index(3). The timing of the Portfolio's style change, combined with a turbulent fourth quarter for growth stocks, led to the year's disappointing performance. However, throughout the Portfolio's transition this year, we are pleased to report a positive data point. When the Portfolio's performance is examined from March 2000 through year-end 2000, it returned -16.01%, compared to its current benchmark's return of -22.40%. Strong performance in December, and a gradual approach to building the Portfolio's technology weighting throughout the year, aided its good relative performance during this time frame.

While the broad equity indices this year generated the worst returns seen in quite some time, they were especially challenging for growth investors. Many aggressive growth stocks were pressured by an overall deceleration of corporate earnings growth, high energy prices, uncertainty concerning the presidential election and late December inaction by the Federal Reserve Board (the Fed). The market's downturn was especially severe in the technology sector, as relatively high valuations and fears of slower capital spending led to sharply lower prices for most stocks in this group. Evidence of a slowdown in the U.S. economy caused many investors to seek refuge in industries that are perceived to be less sensitive to economic cycles, such as consumer staples and utilities. Additionally, investors continued to commit capital to the energy group, particularly to natural gas stocks, as pricing strength for these commodities continued throughout the year. Finally, fears of lower advertising spending weighed heavily on the shares of several media companies. Consequently, the markets underwent a broadening in terms of money flow, and moved swiftly away from the above-mentioned sectors.

(1) The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with price-to-book ratios and forecasted growth relative to the Russell 1000 Index as a whole. It is unavailable for investment.
(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.
(3) The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.

PORTFOLIO MANAGER

GROWTH STRATEGIES TEAM,
BANC OF AMERICA CAPITAL MANAGEMENT, INC.

PERFORMANCE OVERVIEW

3/27/98 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.


                NATIONS AGGRESSIVE GROWTH     RUSSELL 1000 GROWTH           S&P 500
 3/98                  $ 10,000                    $ 10,000                $ 10,000
 6/98                  $ 10,150                    $ 10,343                $ 10,454
12/98                  $ 10,644                    $ 11,300                $ 12,046
 6/99                  $ 11,887                    $ 12,698                $ 13,306
12/99                  $ 11,682                    $ 13,677                $ 16,041
 6/00                  $ 10,959                    $ 13,618                $ 16,721
12/00                  $  8,508                    $ 12,432                $ 12,444

RETURNS as of 12/31/00

                                    1 YEAR       SINCE INCEPTION*
                                    ------       ----------------
NATIONS AGGRESSIVE GROWTH           -27.17%            -5.67%
RUSSELL 1000 GROWTH                 -22.42%             8.26%
S&P 500                              -9.10%             8.19%

* Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS AGGRESSIVE GROWTH PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

PRIOR TO MAY 1, 2000 THE PORTFOLIO HAD A DIFFERENT NAME, INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN REFLECTED THE PERFORMANCE WOULD HAVE BEEN LOWER.

THE ANNUAL REPORTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AND PRIOR YEARS COMPARE THE PORTFOLIO'S PERFORMANCE TO THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX. FUND MANAGEMENT BELIEVES THE RUSSELL 1000 GROWTH INDEX IS A MORE APPROPRIATE BENCHMARK BECAUSE THE COMPOSITION OF THE INDEX MORE CLOSELY RESEMBLES THE COMPOSITION OF THE FUND.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

WHAT IS YOUR OUTLOOK FOR 2001?(4)

We believe that the significant volatility experienced in 2000 is likely to continue into the first quarter of 2001. During this time, market participants should have an opportunity to digest more moderate earnings results and gain a better sense of how the Fed plans to address the state of the domestic economy.

Throughout the first half of 2001, we anticipate that the Fed will remain in an easing mode. Lower interest rates, combined with the likelihood of improving corporate earnings, should provide a more constructive environment for stocks. Such a backdrop should bode well for those companies having strong growth rates, attractive relative valuations and sustainable competitive advantages. Consequently, we will continue to seek out companies in sectors boasting faster revenue, cash flow or earnings growth rates relative to those of their peers. Other vital traits include solid management teams, unique business models and strong unit-volume growth. Going forward, we think discriminating investors are likely to assign appropriate valuations to individual stocks, rather than driving entire industry groups to extreme price levels.


(4) The outlook for the Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

For the year ended December 31, 2000, Nations Marsico Growth & Income Portfolio had a total return of -12.42%, compared with a return of -9.10% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1).

In general, the year 2000 was not kind to growth-oriented investment strategies. The S&P 500 Index had its worst annual return since 1977. And, the NASDAQ, which lost nearly 40% last year, had its worst year since its inception in 1971. As corporate profits generally weakened in the context of six successive interest rate hikes by the Federal Reserve Board (the Fed)--three in 1999 and three in 2000--we believe concerns grew about the risk of a possible U.S. recession.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's performance last year was attributable, in large part, to its technology-related holdings. However, the overall complexion of the Portfolio changed markedly over the course of 2000, highlighted by the considerable reduction in technology-related positions. We believe the U.S. economy has shifted to a slower growth mode. As a result, we anticipate that capital spending for technology will decelerate, which could create a dual effect of reduced growth rate for individual companies and slower overall economic activity. This led us to sell some of our largest technology positions like ORACLE CORPORATION, and trim back others like EMC CORPORATION and CORNING INCORPORATED.

As the technology weighting in the Portfolio has been reduced, assets have been shifted to sectors and industries that we believe offer the potential of stable earnings and revenue gains as U.S. economic growth decelerates. We have increased positions in financial services (MERRILL LYNCH, LEHMAN BROTHERS HOLDINGS), retail (TIFFANY & COMPANY, COSTCO WHOLESALE), healthcare (MERCK & CO, BAXTER INTERNATIONAL), consumer related (ANHEUSER BUSCH) and lifecycle change companies (BOEING COMPANY, GENERAL DYNAMICS CORPORATION).

WHAT IS YOUR OUTLOOK FOR 2001?(3)

It is important to emphasize that we continue to have an overall positive long-term investment outlook. While the Portfolio is postured quite differently compared to the beginning of 2000, our investment team continues to generate a high volume of new investment ideas. In our view, there are a number of fundamental macroeconomic underpinnings--highlighted by lower interest rates, benign inflation, budget surpluses and productivity gains that we believe are durable and should provide a healthy overall backdrop for future equity returns. While gross domestic product (GDP)(4) growth has slowed from its robust levels of a year ago, we do not believe there is high risk of recession occurring. Furthermore, we think a rate cut by the Fed is the first step in moving towards a more favorable interest rate environment.

(1) The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.
(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.
(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.
(4) Gross domestic product (GDP) is a broad measure of the health of the U.S. economy based on the output of goods and services.

PORTFOLIO MANAGER

THOMAS F. MARSICO,
Marsico Capital Management, LLC


PERFORMANCE OVERVIEW

3/27/98 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

              NATIONS MARSICO GROWTH & INCOME         S&P 500
  3/98                  $ 10,000                     $ 10,000
  6/98                  $ 11,270                     $ 10,343
 12/98                  $ 12,180                     $ 11,300
  6/99                  $ 13,953                     $ 12,698
 12/99                  $ 18,891                     $ 13,677
  6/00                  $ 18,300                     $ 13,618
 12/00                  $ 16,544                     $ 12,432

RETURNS as of 12/31/00

                                      1 YEAR      SINCE INCEPTION*
                                      -------     ---------------
NATIONS MARSICO GROWTH & INCOME       -12.42%          19.95%
S&P 500                                -9.10%           8.19%

*Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MARSICO GROWTH & INCOME PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN REFLECTED THE PERFORMANCE WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS MANAGED INDEX PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

As the first year of the new millennium closed, a rapidly decelerating domestic economy, slowing global business climate, geopolitical hotspots, dot.com bombs, deteriorating consumer confidence, and slowing retail sales combined to give most investors and the Federal Reserve Board a hangover from the intoxication of one of history's great bull runs.

Nations Managed Index Portfolio declined 11.51% versus the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1) drop of 9.10% over the year 2000.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The technology sector bears most of the blame for the market's pain. The 2000 "tech-wreck" was massive as the sector lost 10% of its overall value in December, 32.5% for the three month period ending December 31, 2000 and 40% for the year. Healthcare posted the best sector contribution for the year, gaining 40%. After what seems an eternity, value stocks had some time to bask in the sun as a number of lower P/E sectors posted increased returns over the year. Utilities gained 55%, financials 25%, energy 20% and transports 20% for the year.

Consistent with these results, but extremely volatile on a month-to-month basis, value factors generally proved to be the most robust stock selection components during 2000. Earnings momentum factors were less effective while pure growth factors often produced extremely poor results during the full year.

For the year 2000, stock selection was essentially neutral in two sectors, positive in five and negative in five of the twelve economic sectors, with technology being the most problematic sector.

On the positive side, the consumer staples sector was led by a modest overweighting in tobacco and underweighting in household products. The capital goods sector was powered by diversified manufacturing. Financials benefited from commercial banking and consumer cyclicals were bolstered by good results in housing and furnishing.

On the other hand, weakness in the healthcare sector is principally attributable to the pharmaceutical industry group. Within the technology sector, negative Portfolio contribution was concentrated in the computers/office equipment and networking/telecom equipment industry groups.

The largest positive individual contributors to Portfolio performance over the year were LOEWS, UNITED HEALTHCARE, TYCO INTERNATIONAL, LUCENT TECHNOLOGIES and BOEING. Positions that hindered performance included ENRON, SUN MICROSYSTEMS, ADC TELECOMMUNICATIONS, NORTEL NETWORKS and SEAGATE TECHNOLOGY/VERITAS.

Overall, disappointing Portfolio performance in 2000 can be broadly attributable to an investment discipline that relies on longer-term factors. The factors tend not to operate well in an extremely volatile market lacking consistent leadership or trends, which is what we believe we had for much of 2000.

(1) The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.
(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

PORTFOLIO MANAGERS
QUANTITATIVE STRATEGIES TEAM,
BANC OF AMERICA CAPITAL MANAGEMENT, INC.

PERFORMANCE OVERVIEW

3/27/98 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

                             NATIONS MANAGED INDEX                      S&P 500
  3/98                             $ 10,000                             $ 10,000
  6/98                             $ 10,320                             $ 10,343
 12/98                             $ 11,139                             $ 11,300
  6/99                             $ 12,397                             $ 12,698
 12/99                             $ 13,174                             $ 13,677
  6/00                             $ 13,033                             $ 13,618
 12/00                             $ 11,658                             $ 12,432

RETURNS AS OF 12/31/00

                           1 YEAR   SINCE INCEPTION*
                           ------   ---------------
NATIONS MANAGED INDEX      -11.51%       5.70%
S&P 500                     -9.10%       8.19%

* Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS MANAGED INDEX PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN REFLECTED THE PERFORMANCE WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

WHAT IS YOUR OUTLOOK FOR 2001?(3)

Due to the disruption of large market segments (i.e., technology) during 2000, we instituted changes in our investment process that we are optimistic will lead to positive long-term improvements in the future. The effect of these improvements began to come to fruition after mid-year, in the midst of a market that was changing character dramatically. We believe our improved process will continue to provide benefits in the coming year.


(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

The year 2000 will be remembered as the year technology dominated investors' thoughts. It began with optimism based on the view that enhancements in technology helped save the modern world from a Y2K conversion crisis. It ended with pessimism as the technology-laden NASDAQ Composite Index(1) suffered the worst year in its 30-year existence. The over-inflated dot.com bubble had burst. During the year, oil prices went to an extreme as well, rising to a 30-year high of $36 a barrel. Plus, utility stocks increased more than 50%, bonds provided double-digit gains and the world was subjected to the longest post-U.S. presidential election debacle in modern history.

Considering all of this, on top of the Federal Reserve Board's (the Fed) six interest rate increases over the last 24 months, it's not surprising that the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(2) declined 9.10%, its worst calendar year since 1977. By comparison, Nations Value Portfolio increased 7.47%, soundly beating the market and confounding many doomsayers. Contrary to popular belief, value investing appears alive and well.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

The Portfolio's performance for the calendar year reflected several factors: first, the market's revival of the value style of investing; second, strong stock selection, supported by in-depth research; and third, our abilities in utilizing research to determine appropriate sector weightings within the Portfolio.

The sectors making the greatest contribution to performance relative to the S&P 500 Index were technology, financials, utilities and consumer staples. As we stated in June of 2000, we believed "that the tremendous increase in technology stocks would dissipate over the coming year as stocks in this sector are now selling, on average, at incredibly high levels relative to their sustainable growth rates." Consequently, we had been reducing our weighting in the technology sector throughout the year. Therefore, the Portfolio benefited by owning roughly 14% in technology, relative to a market weighting of approximately 26%, when technology stocks declined significantly during the second half of the year.

The Portfolio's overweighting in the financial services sector also benefited performance when the sector increased 43%, led by PAINE WEBBER, which was acquired by UBS, a major Swiss bank, at a significant premium. Other holdings such as FEDERAL HOME LOAN MORTGAGE CORPORATION, CIGNA CORP., MERRILL LYNCH & COMPANY and ASSOCIATES FIRST CAPITAL CORP. advanced sharply in response to the anticipated end of the Fed's tightening, as well as continued industry consolidation.

(1) The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.
(2) The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.
(3) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.


PORTFOLIO MANAGER

VALUE STRATEGIES TEAM,
BANC OF AMERICA CAPITAL MANAGEMENT, INC.


PERFORMANCE OVERVIEW

3/27/98 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

                    NATIONS VALUE                S&P 500
 3/98                 $ 10,000                  $ 10,000
 6/98                 $  9,940                  $ 10,343
12/98                 $ 10,448                  $ 11,300
 6/99                 $ 11,211                  $ 12,698
12/99                 $ 10,710                  $ 13,677
 6/00                 $ 10,366                  $ 13,618
12/00                 $ 11,510                  $ 12,432

RETURNS AS OF 12/31/00

                           1 YEAR    SINCE INCEPTION*
                           ------    ---------------
NATIONS VALUE               7.47%         5.21%
S&P 500                    -9.10%         8.19%

* Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS VALUE PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN REFLECTED THE PERFORMANCE WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

The best performing sector in the Portfolio, and in the market last year, was the utilities sector. Investors' flight to more stable growth and conservative investments, as well as the attraction of buying lower-priced companies with improving fundamentals, drove this sector's success. TECO ENERGY, AMERICAN WATER WORKS, INC., FPL GROUP, INC., and DOMINION RESOURCES, INC. led the group with returns greater than 40% for the year.

The consumer staples sector increased 38% as investors sought the comfort of more stable earnings companies in a volatile market. In the Portfolio, shares of PHILIP MORRIS gained nearly 106% as litigation risk was perceived to have subsided and the company's intrinsic value was apparently recognized in the marketplace. PEPSICO was also a standout performer, advancing 43% for the year.

The Portfolio's biggest challenge was in the economically sensitive basic materials sector, which is comprised of cyclical and commodity companies. Stocks in this group were weak across the board (with the exception of energy) as high raw material costs and weak sales hammered profitability. However, the Portfolio's weighting is this group was just 4% of the total portfolio.

WHAT IS YOUR OUTLOOK FOR 2001?(4)

As we look forward, in our view, the overall tone of the market has improved for value equity investors. After several years of being out of favor, we believe the value style should benefit in the future from a market that appears to have become more rational and valuation conscious. We believe that slower economic growth with modest inflation augurs well for value equities. The current strategy is to continue to overweight the most attractive sectors within the discipline when viewed from a "bottom-up," relative valuation approach. We think these sectors include capital goods, communication services, consumer staples, energy, financials and utilities. The most underweighted sectors are consumer cyclicals, healthcare and technology. Should valuations in these areas become more attractive, we may add to our holdings in them.

Nations Value Portfolio's style is based on the premise that stock prices are more volatile than business fundamentals and that active security selection improves performance over time. We believe that proprietary research is a critical component of investment success and opportunities are uncovered by a constant search for new information. The reward for assuming risk varies over time, therefore dynamic risk management should increase consistency.

Within this framework, the Portfolio's style is a value approach in which the team seeks superior returns by investing in sound, proven businesses that are considered statistically inexpensive relative to their intrinsic value due to investor indifference or unpopularity. This approach also encompasses a long-term view of value investing with its potential long-term rewards.

We believe the Portfolio represents a collection of strong companies deemed to be trading substantially below their perceived future earnings power and dividend paying capabilities.


(4) The outlook for the Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS BALANCED ASSETS PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

Several uncertainties that had weighed heavily on stock prices dissipated by the end of 2000. Of primary concern was the presidential election that took over a month of ballot recounts and legal maneuvering to finally be resolved. Other positives included oil prices settling back below $30 per barrel, a firming in the beleaguered euro and the removal of the Federal Reserve Board's (the Fed) inflation bias from their monetary policy, thus increasing the potential for an interest rate cut.

The general deterioration in the growth rate of corporate earnings, though, was too much for the broad market to overcome in order to mount a meaningful rally. Technology stocks finished 2000 with the worst year on record as the tech-heavy NASDAQ Composite Index(1) fell 39% in value.

As many investors sought safety in bond investments, the bond market generally outperformed the stock market for the year. As interest rates declined, longer-term, high quality bonds returned over 10% on average in 2000.

Nations Balanced Assets Portfolio fared well, as both stock and bond portfolios recorded strong gains. The Portfolio finished the year up 8.14%, compared with the -9.10% return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(2) and the 11.63% return of the Lehman Aggregate Bond Index(3).

WHY DID THE PORTFOLIO PERFORM THIS WAY?(4)

For most of the year, the value orientation of the equity holdings in the Portfolio proved beneficial as the market grew increasingly uncertain about the strength of the economy and corporate earnings growth. Stock investments comprised roughly 55% of the Portfolio and gained 5.4% in the fourth quarter. For the year, the return was greater, 7.1% compared to the S&P 500 Index that lost 9.1% in 2000. An under-emphasis in poor performing technology stocks and strong returns in financial, utility and energy stocks contributed to the equity portfolio's positive variance.

Many investors continued to seek shelter in bond investments, which make up roughly 45% of the Portfolio. For the fourth quarter, the bond portfolio gained 3.7% and an attractive 11.2% for the year. For most of the year, its highest quality bond holdings, like U.S. Treasuries and government agency securities performed the best.

WHAT IS YOUR OUTLOOK FOR 2001?(5)

Better times are projected for equity investors in 2001 but, in our view, early year jitters regarding corporate earnings could temper stock market strength. We believe the positive effects of possible Fed-induced interest rate cuts, the prospect for tax cuts, and the likely moderating of energy prices could set the stage for a stronger second half of 2001. In our opinion, the bond market could also benefit from lower short-term interest rates with particular strength expected in the corporate sector.

(1) The Nasdaq Composite Index tracks the performance of domestic common stocks traded on the regular Nasdaq market as National Market System traded foreign stocks and ADRs. It is unmanaged and unavailable for investment.
(2) The Standard & Poor's 500 Composite Stock Price Index is a market-capitalization weighted index that measures the market value of 400 industrial stocks, 60 transportation and utility company stocks, and 40 financial issues. It is unmanaged and unavailable for investment.
(3) The Lehman Aggregate Bond Index is an unmanaged index composed of the Government Corporate Bond Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index, and includes U.S. Treasury issues, agency issues, corporate bond issues and mortgage-backed issues. It includes reinvestment of dividends and is unavailable for investment.
(4) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.
(5) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.


PORTFOLIO MANAGER

INVESTMENT STRATEGIES TEAM,
BANC OF AMERICA CAPITAL MANAGEMENT, INC.

PERFORMANCE OVERVIEW

3/27/98 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

                    NATIONS BALANCED ASSETS           S&P 500        LEHMAN AGGREGATE BOND INDEX
 3/98                      $ 10,000                  $ 10,000                  $ 10,000
 6/98                       $ 9,790                  $ 10,343                  $ 10,234
12/98                       $ 9,777                  $ 11,300                  $ 10,703
 6/99                      $ 10,222                  $ 12,698                  $ 10,556
12/99                       $ 9,918                  $ 13,677                  $ 10,615
 6/00                       $ 9,836                  $ 13,618                  $ 11,038
12/00                      $ 10,725                  $ 12,432                  $ 11,849

RETURNS as of 12/31/00

                             1 YEAR  SINCE INCEPTION*
                             ------  ---------------
NATIONS BALANCED ASSETS       8.14%      2.56%
S&P 500                      -9.10%      8.19%
LEHMAN AGGREGATE BOND INDEX  11.63%      6.36%

* Annualized Returns. Inception date is March 27, 1998.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS BALANCED ASSETS PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN REFLECTED THE PERFORMANCE WOULD HAVE BEEN LOWER.


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS INTERNATIONAL VALUE PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

For much of the period since the Portfolio's inception on July 7, 2000, stocks in overseas markets, especially within the technology sector, generally slumped amid a variety of concerns--rising interest rates, worries about corporate profits, weaker currencies, higher oil prices and economic sluggishness.

The European Central Bank raised interest rates in August for the fifth time in 2000, and the Bank of Japan hiked rates for the first time in a decade. When measured against the U.S. dollar, the euro fell to a record low during the period and U.K. sterling fell to its lowest level in over seven years. Oil prices climbed to a 10-year high, raising inflation concerns and triggering protests throughout Europe.

Among emerging markets, higher oil prices proved the greatest detriment to returns, as many emerging countries are net importers of oil. In addition, because many emerging nations derive a high percentage of GDP from exports, the prospect of weaker global demand resulting from higher oil costs weighed on investor confidence. During the period, the MSCI Emerging Markets Free (EMF) Index(1) fell 25.1%.

Despite the difficult environment, reflected in the MSCI EAFE Index's(2) 10.53% decline, the Portfolio outperformed the Index and declined 5.35%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)

Stock selection and a significant allocation to holdings with strong performance in the United Kingdom were primarily responsible for the Portfolio's gains during the period. In addition, the Portfolio benefited from strict adherence to our value investing philosophy, as value stocks overseas tended to show resilience during a challenging environment. Extending a preference exhibited for much of the year, investors worldwide favored solid businesses trading at attractive prices--precisely the types of companies in which we seek to invest--and shed high-priced stocks, particularly within the technology industry.

For much of the year, our stock-by-stock research and analysis drove us to what we believed were attractively priced businesses in the United Kingdom. During the period, the Portfolio benefited from retaining their greatest exposure to this country. Among the best-performing U.K. holdings were issues in the food & household products and utilities sectors. Other top-performing companies were generally found in the beverages and tobacco, and banking industries. Declines among holdings in the telecommunications sector, as well as in Japan, negatively affected overall results. Telecom stocks tumbled in concert with many technology shares during the period. The Portfolio retains a substantial weighting in the telecom industry, reflecting our long-term conviction in favor of select companies in this area.

INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS, AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1) The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is an unmanaged, market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The Index includes only those countries open to non-local investors. It is unavailable for investment.
(2) The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged, capitalization-weighted index that tracks stocks traded in 21 countries in Europe, Australia and the Far East. It is unavailable for investment.
(3) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.


PORTFOLIO MANAGER

LARGE CAP INVESTMENT COMMITTEE,
BRANDES INVESTMENT PARTNERS, L.P.

PERFORMANCE OVERVIEW

7/7/00 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

                  NATIONS INTERNATIONAL VALUE        MSCI EAFE
 7/00                      $10,000                    $10,000
 9/00                      $ 9,090                    $ 9,194
12/00                      $ 9,465                    $ 8,947

RETURNS as of 12/31/00

                                  SINCE INCEPTION*
                                  ---------------
NATIONS INTERNATIONAL  VALUE          -5.35%
MSCI EAFE                            -10.53%

*Cumulative Returns. Inception date is July 7, 2000.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS INTERNATIONAL VALUE PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN REFLECTED THE PERFORMANCE WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

WHAT IS YOUR OUTLOOK FOR 2001?(4)

While we were encouraged by investors resuming their focus on valuations and, subsequently, value stocks return to favor, we recognize the limitations in attributing too much significance to short-term results. We believe overseas markets pose challenges, including expectations for weaker earnings in Europe and Japan amid a more sluggish economic environment. At the same time, global markets in general tend to pose some type of challenge. We continue to look for opportunities created by pessimism and short-term overreactions to developments that have little effect on underlying business strengths.

While sharp declines for a number of stocks in international markets may have drained investor confidence, the market's short-term fluctuations should have no effect on the execution of our approach. We continue to find and hold what we believe are solid businesses selling at bargain prices. Going forward, we remain confident that the continued application of our value investing philosophy will deliver favorable results and a margin of safety for long-term investors, as markets around the world recognize the undervalued companies held in the Portfolio.

We hope to build on this year's returns and extend the favorable gains we have delivered to shareholders over the long term.


(4) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS HIGH YIELD BOND PORTFOLIO

HOW DID THE PORTFOLIO PERFORM?

Since its inception on July 7, 2000 through December 31, 2000, Nations High Yield Bond Portfolio returned -5.34%. The Portfolio underperformed the return of the CS First Boston Global High Yield Index(1)for the same period, which returned -4.41%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

During the year 2000, the "New Economy" lost the wind in its sails, replaced by headwinds as the Federal Reserve Board's (the Fed) tightening campaign began to show results. In all, the Fed raised rates 1.75% from May of 1999 through June of 2000 in its bout to slow growth and keep inflation in check. While these preemptive strikes had little impact on energy prices, they were incredibly effective in many sectors of the economy, and in particular on financial assets, as cash outperformed most asset classes, including high yield, which posted one of its poorest returns in history. Volatility was so extreme throughout the period that many investors took to the sidelines, pulling cash out of stock and bond funds and parking it in money markets, attracted by positive yields.

Generally, earnings and interest rates drive stock and high-yield bond prices, and there was little good news in this respect throughout the year. We were optimistic on high yield during the year, but we underestimated the Fed's aggressiveness and how severely higher rates would impact the economy and capital markets. As the economy chilled, many companies lowered earnings forecasts, with several missing even lowered estimates. Within the high-yield market, the impact was more pronounced in certain industries. Among them, the telecom sector, which had grown to rely on easy access to capital in order to fund its growth, fell out of bed as access to that capital was seemingly unavailable at any price. The metals and mining sector was also bleak due to low steel and commodity prices. Finally, many chemical producers saw earnings plummet as rising energy and feedstock costs could not be passed onto consumers.

On the technical front, liquidity in the high-yield market hit all-time lows. Poor technicals impacted new issuance, which was down sharply during the year. One bright spot was the continued movement by pension funds and the leveraged collateralized-bond obligation (CBO) community to the high-yield market despite its challenges.

The Portfolio's underweighted position in telecom, and metals and mining helped performance as these sectors generally were the year's worst performers. Our healthcare, gaming, and electric utility investments helped as these sectors were top performers. The Portfolio's overweighting in lower-quality, single B credits had a negative impact on performance relative to the benchmark as BB's sharply outperformed single B's due to a general flight to quality.

The Portfolio's top-performing positions included the healthcare credits APRIA HEALTHCARE, MAGELLAN HEALTH SERVICES, and FOUNTAIN VIEW. CRESCENT REAL ESTATE EQUITIES, a real estate investment trust (REIT) focusing primarily on office property, was a strong performer as rents rose in their Texas markets due to an improving regional economy. The electric utility credits that made positive contributions included AES and WESTERN RESOURCES. On the downside, our investment in international cable negatively impacted performance as these credits traded markedly lower on the same concerns experienced by the telecom sector.

THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER CREDIT RISK.

(1) The CS First Boston Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high-yield debt market. It is unavailable for investment.
(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

PORTFOLIO MANAGER

HIGH YIELD BOND PORTFOLIO MANAGEMENT TEAM,
MACKAY SHIELDS LLC

PERFORMANCE OVERVIEW

7/7/00 - 12/31/00
GROWTH OF A $10,000 INVESTMENT.

              NATIONS HIGH YIELD         CSFB GLOBAL HIGH
               BOND PORTFOLIO                 YIELD
  7/7/2000     $ 10,000                    $ 10,000
 9/30/2000     $  9,970                    $ 10,068
12/31/2000     $  9,466                    $  9,559

RETURNS as of 12/31/00

                                   SINCE INCEPTION*
                                   ---------------
NATIONS HIGH YIELD BOND               -5.34%
CSFB GLOBAL HIGH YIELD                -4.41%

*Cumulative Returns. Inception date is July 7, 2000.

THE CHART REPRESENTS A HYPOTHETICAL INVESTMENT IN NATIONS HIGH YIELD BOND PORTFOLIO. THE RETURNS ASSUME REINVESTMENT OF ALL DISTRIBUTIONS AND INCLUDE CAPITAL GAINS AND PORTFOLIO LEVEL EXPENSES, BUT DO NOT INCLUDE INSURANCE CHARGES.

THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN REFLECTED THE PERFORMANCE WOULD HAVE BEEN LOWER.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

Two areas of more recent focus within the Portfolio include distressed debt and "fallen angels." As the economy slows, we are seeking to find companies that we believe have terrific franchises or asset values trading at steeply discounted prices. We initiated positions in CONSECO, an insurer, and CROWN CORK & SEAL, a packaging company, during the second half of the year. We also picked up higher rated ROYAL CARIBBEAN CRUISE LINES and BRITISH SKY BROADCASTING following ratings downgrades.

WHAT IS YOUR OUTLOOK FOR 2001?(3)

Heading into the new year, we believe the Fed will continue to cut rates throughout 2001 in its effort to engineer a "soft landing." The history books suggest that such a scenario may result in a steepening of the yield curve, making short-term bonds less attractive, and encouraging investors to move money into higher-yielding instruments. In our opinion, this has the potential to be the underpinning for a strong technical rally in the high-yield market. In these rallies, lower-rated credits (single B's) tend to outperform higher rated ones, and deferred interest securities tend to outperform cash plays.

Regarding fundamentals, the economy and the stock market are our key concerns, as they relate to the default rate. Defaults reached 6% during 2000, up from 5% in the prior year and forecasts point to yet another increase in defaults during 2001. Many proponents believe increased defaults are fully priced into the market, and some suggest the high-yield market has even priced in a recession. Regardless of higher defaults, we feel that if the Fed is successful in producing a "soft landing," high-yield spreads will tighten substantially as the risk of recession subsides.

In this environment we continue to favor single B's, which could outperform in a strong market. Yet we are underweighting cyclical sectors including auto parts manufacturers, building products and homebuilders, steel companies, paper companies and retailers, which, in our view, are the most likely to be hurt in a recession. This "barbell" approach could help us participate in an up market yet minimize the impact of the slowdown. One area we are underweighting--telecom--has the potential to rally sharply during 2001. However, most names do not fit our process and many of these issuers may come back to the capital markets, putting pressure on their bond prices. As always, we will continue our focus on companies with strong asset coverage and/or free cash flow.

In summary, it was generally a poor year for high-yield bonds. However, we are encouraged by a few things. Historically, a combination of Fed easing and a steepening yield curve has boded well for the high-yield bond market. In addition, valuations generally remain at all time lows, with spreads of more than 150% over U.S. Treasuries, as opposed to 80% at the beginning of 2000. With relatively cheap valuations and improving technicals courtesy of the Fed, we believe our asset class has the key ingredients to post strong returns in a 2001 "soft landing."


(3) The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL GROWTH PORTFOLIO
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 2000

SHARES                                                VALUE
--------------------------------------------------------------
         COMMON STOCKS - 92.1%
         AUSTRALIA - 8.6%
 15,000  Australia and New Zealand Banking
         Group...................................  $   119,853
  5,000  Brambles Industries Ltd.................      116,686
 40,000  Cable and Wireless Optus+...............       82,680
 50,000  Cellnet Telecommunications..............       62,510
 10,000  Commonwealth Bank of Australia..........      171,718
 60,000  ERG Ltd.................................       91,315
150,000  ISIS Communications+....................       14,169
 20,000  News Corporation........................      155,581
200,000  Novus Petroleum Ltd.+...................      200,033
 50,000  Southern Pacific Petroleum+.............       49,453
 30,000  Woolworths Ltd..........................      140,357
                                                   -----------
                                                     1,204,355
                                                   -----------
         BRAZIL - 1.6%
 10,000  Tele Norte Leste Participacoes, ADR.....      228,126
                                                   -----------
         CANADA - 7.3%
 10,000  Canada Life Financial Corporation.......      278,629
  3,000  Celestica Inc.+.........................      161,784
  3,000  Nortel Networks Corporation.............       96,372
 10,000  Suncor Energy, Inc......................      254,993
  6,000  The Thomson Corporation.................      229,294
                                                   -----------
                                                     1,021,072
                                                   -----------
         FRANCE - 11.5%
  5,000  Accor SA................................      211,248
  2,000  Aventis.................................      175,570
  1,000  Axa.....................................      144,587
  1,000  Canal Plus..............................        3,587
  3,000  Carrefour SA............................      188,433
  3,000  L'Oreal SA+.............................      257,159
  3,000  Sanofi-Synthelabo.......................      199,981
  2,000  Total Fina Elf SA.......................      297,438
  2,000  Vivendi Universal SA....................      131,631
                                                   -----------
                                                     1,609,634
                                                   -----------
         GERMANY - 6.8%
  5,000  Bayersche Motoren Werke AG..............      163,365
  2,000  Deutsch Pfandbrief-Und Hypothekenbank AG
         (DePfa-Bank)............................      145,151
  4,000  Henkel KGaA.............................      262,886
  1,500  SAP AG..................................      174,349
SHARES                                                VALUE
--------------------------------------------------------------
         GERMANY (CONTINUED)
  1,500  Siemens AG..............................  $   196,108
                                                   -----------
                                                       941,859
                                                   -----------
         HONG KONG - 0.4%
 25,000  Wharf (Holdings) Ltd....................       60,738
                                                   -----------
         IRELAND - 7.0%
 30,000  Bank of Ireland.........................      297,891
 15,000  CRH plc Ord.............................      279,129
 15,000  DCC plc.................................      160,548
  5,000  Elan Corporation, ADR+..................      234,063
                                                   -----------
                                                       971,631
                                                   -----------
         ITALY - 3.9%
 30,000  ENI SpA (REGD)..........................      191,531
  1,500  Gucci Group NV..........................      130,269
 25,000  Olivetti SpA............................       59,736
 20,000  Telecom Italia Mobile SpA...............      159,609
                                                   -----------
                                                       541,145
                                                   -----------
         JAPAN - 13.5%
 20,000  Daiwa Securities........................      208,932
     20  DDI Corporation.........................       96,497
     10  East Japan Railway......................       58,669
 10,000  Fujitsu.................................      147,461
 15,000  Hitachi, Ltd............................      133,713
  2,000  Kyocera Corporation.....................      218,389
 10,000  Matsushita Electric Industrial Company,
         Ltd.....................................      239,054
    500  Nintendo Company, Ltd...................       78,765
     20  Nippon Telegraph & Telephone
         Corporation.............................      144,133
 15,000  Sharp Corporation.......................      180,998
  2,000  Trend Micro, Inc.+......................      144,834
  5,000  Yamanouchi Pharmaceutical...............      216,287
                                                   -----------
                                                     1,867,732
                                                   -----------
         MEXICO - 1.6%
 15,000  Grupo Carso SA de CV, ADR+..............       73,841
  2,000  Grupo Televisa SA, GDR+.................       89,875
  3,000  Walmart de Mexico SA de CV, ADR+........       59,697
                                                   -----------
                                                       223,413
                                                   -----------
         NETHERLANDS - 1.1%
  7,000  ASM Lithography Holding NV+.............      158,980
                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL GROWTH PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

SHARES                                                VALUE
--------------------------------------------------------------
         PORTUGAL - 0.5%
  7,500  Portugal Telecom SA (REGD)..............  $    68,585
                                                   -----------
         SINGAPORE - 1.0%
 11,815  DBS Group Holding Ltd...................      133,549
                                                   -----------
         SOUTH AFRICA - 2.3%
100,000  Sanlam..................................      126,288
 30,000  Sasol Ltd...............................      193,989
                                                   -----------
                                                       320,277
                                                   -----------
         SPAIN - 2.3%
 10,000  Repsol..................................      159,797
 10,000  Telefonica SA...........................      165,243
                                                   -----------
                                                       325,040
                                                   -----------
         SWEDEN - 2.8%
 10,000  Atlas Copco AB, Series "A"..............      218,855
 10,000  Ericsson AB (LM)........................      113,931
  2,000  SBS Broadcasting SA+....................       52,375
                                                   -----------
                                                       385,161
                                                   -----------
         SWITZERLAND - 7.0%
    200  Kudelski SA+............................      222,153
    100  Nestle SA...............................      233,261
    125  Novartis AG.............................      220,997
  1,000  Syngenta AG+............................       53,687
  1,500  UBS AG (REGD)...........................      244,832
                                                   -----------
                                                       974,930
                                                   -----------
         UNITED KINGDOM - 12.9%
 24,000  Azlan Group Ord.+.......................       64,974
 20,000  Bank of Scotland Ord....................      209,261
 30,000  BG Group plc............................      117,401
 15,000  BP Amoco plc............................      120,986
  6,776  Glaxosmithkline plc+....................      191,287
 10,000  Granada Compass plc+....................      107,170
 30,000  Lattice Group plc+......................       67,662
  6,000  Logica..................................      156,833
 20,000  Sage Group plc..........................       91,636
 35,000  Securicor plc...........................       81,684
 25,000  Unilever................................      213,966
 50,000  Vodafone Group..........................      183,347
 15,000  WPP Group Ord., plc.....................      195,370
                                                   -----------
                                                     1,801,577
                                                   -----------
SHARES                                                VALUE
--------------------------------------------------------------
         TOTAL COMMON STOCKS
           (Cost $13,297,471)....................  $12,837,804
                                                   -----------

                                                      VALUE
--------------------------------------------------------------
          TOTAL INVESTMENTS
           (Cost $13,297,471*)..........     92.1%  12,837,804
                                                   -----------
          OTHER ASSETS AND
            LIABILITIES (NET)...........      7.9%
          Cash...................................  $ 1,080,192
          Receivable for Fund shares
            sold.................................       38,778
          Dividends receivable...................       10,036
          Unamortized organization costs.........        8,594
          Investment advisory fee
            payable..............................       (2,224)
          Administration fee payable.............       (2,521)
          Accrued Trustees' fees and
            expenses.............................      (14,875)
          Accrued expenses and other
            liabilities..........................      (18,392)
                                                   -----------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)....................    1,099,588
                                                   -----------
          NET ASSETS....................    100.0% $13,937,392
                                            =====  ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income...............................  $     4,181
          Accumulated net realized loss on
            investments sold.....................      (69,628)
          Net unrealized depreciation of
            investments, foreign currency
            and net other assets.................     (459,319)
          Paid-in capital........................   14,462,158
                                                   -----------
          NET ASSETS.............................  $13,937,392
                                                   ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($13,937,392  DIVIDED BY
            1,145,529 shares of common
            stock outstanding)...................  $     12.17
                                                   ===========

-----------------

* Federal Income Tax Information: Net unrealized depreciation of $459,667 on investment securities was comprised of gross appreciation of $1,244,717 and gross depreciation of $1,704,384 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $13,297,471.
+    Non-income producing security.

Abbreviations:

ADR   American Depository Receipt
GDR   Global Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL GROWTH PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

At December 31, 2000, sector diversification was as follows:

                                             % OF
SECTOR DIVERSIFICATION                    NET ASSETS     VALUE
------------------------------------------------------------------
COMMON STOCKS:
Commercial banking......................       9.5%   $ 1,322,255
Integrated oil..........................       9.1      1,268,187
Telecommunications services.............       9.0      1,250,466
Pharmaceuticals.........................       8.9      1,238,185
Insurance...............................       3.9        549,504
Diversified manufacturing...............       3.6        506,278
Networking and telecommunications
  equipment.............................       3.6        497,430
Food products...........................       3.2        447,227
Conglomerates...........................       3.1        426,758
Publishing and advertising..............       3.0        424,664
Software................................       2.9        410,819
Electronics.............................       2.9        399,387
Food and drug stores....................       2.4        328,790
Broadcasting and cable..................       2.3        315,587
Diversified electronics.................       2.1        295,497
Construction............................       2.0        279,129
Chemicals - Basic.......................       1.9        262,886
Household products......................       1.8        257,159
Electrical equipment....................       1.7        239,054
Lodging and recreation..................       1.5        211,248
Other...................................      13.7      1,907,294
                                           -------    -----------
TOTAL COMMON STOCKS.....................      92.1     12,837,804
                                           -------    -----------
TOTAL INVESTMENTS.......................      92.1     12,837,804
OTHER ASSETS AND LIABILITIES (NET)......       7.9      1,099,588
                                           -------    -----------
NET ASSETS..............................     100.0%   $13,937,392
                                           =======    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL VALUE PORTFOLIO
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         COMMON STOCKS - 92.5%
         ARGENTINA - 1.3%
  1,700  Telecom Argentina Stet - France Telecom
         SA, ADR.................................  $   26,669
                                                   ----------
         BRAZIL - 5.7%
  3,900  Banco Bradesco SA, ADR..................      28,000
    230  Brasil Telecom Participacoes SA, ADR....      13,570
  4,300  Centrais Eletricas Brasileiras SA, ADR
         (Electrobas)+...........................      39,747
    530  Companhia de Bebidas das Americas
         (Ambev), ADR............................      13,648
  1,070  Petroleo Brasileiros SA, ADR............      25,120
                                                   ----------
                                                      120,085
                                                   ----------
         CANADA - 0.7%
    610  TELUS Corporation.......................      15,822
                                                   ----------
         CHINA - 0.6%
    816  PetroChina Company Ltd., ADR............      13,515
                                                   ----------
         DENMARK - 1.4%
  1,700  Den Danske Bank, ADR....................      30,578
                                                   ----------
         FRANCE - 4.8%
    680  Alcatel SA, ADR.........................      38,038
  1,230  Compagnie Generale des Establessements
         Michelin................................      44,519
    230  Eridania Beghin-Say SA..................      19,996
                                                   ----------
                                                      102,553
                                                   ----------
         GERMANY - 5.9%
    690  BASF AG.................................      30,662
    880  Bayersche Motoren Werke AG..............      28,752
    650  Deutsche Telekom AG, ADR................      19,013
    770  E.On AG, ADR............................      46,489
                                                   ----------
                                                      124,916
                                                   ----------
         HONG KONG - 1.7%
  4,400  CLP Holdings Ltd., ADR..................      21,944
  1,900  Swire Pacific, Ltd. "A", ADR............      13,702
                                                   ----------
                                                       35,646
                                                   ----------
         IRELAND - 1.9%
    820  Allied Irish Banks plc, ADR.............      19,270
    560  Bank of Ireland, ADR....................      21,980
                                                   ----------
                                                       41,250
                                                   ----------
         ITALY - 4.7%
    800  ENI SpA, ADR............................      51,450
SHARES                                               VALUE
-------------------------------------------------------------
         ITALY (CONTINUED)
    440  Telecom Italia SpA, ADR.................  $   48,537
                                                   ----------
                                                       99,987
                                                   ----------
         JAPAN - 15.6%
  3,280  Bank of Tokyo-Mitsubishi, Ltd., ADR.....      31,775
  3,000  Daiwa House Industry Company, Ltd.......      18,651
    410  Hitachi Ltd., ADR.......................      35,491
      6  Japan Tobacco, Inc......................      46,550
    870  Komatsu Ltd.............................      15,389
  1,100  Matsushita Electric Industrial Company
         Ltd., ADR...............................      25,713
  8,000  Mitsubishi Heavy Industries, Ltd........      34,886
  8,000  Nippon Mitsubishi Oil Company, Ltd.,
         Ord.....................................      38,529
    530  Nippon Telegraph & Telephone
         Corporation, ADR........................      18,914
    470  Sakura Bank, Ltd., ADR+.................      28,398
    640  Tokio Marine & Fire Insurance Company,
         Ltd., ADR...............................      36,480
                                                   ----------
                                                      330,776
                                                   ----------
         MEXICO - 1.8%
    860  Telefonos de Mexico, ADR................      38,807
                                                   ----------
         NETHERLANDS - 3.1%
    530  Akzo Nobel NV, ADR......................      28,223
    474  ING Groep NV, ADR.......................      37,978
                                                   ----------
                                                       66,201
                                                   ----------
         NEW ZEALAND - 1.1%
  1,350  Telecom Corporation of New Zealand Ltd.,
         ADR.....................................      22,528
                                                   ----------
         PORTUGAL - 1.2%
  2,800  Portugal Telecommunications, ADR........      25,200
                                                   ----------
         SINGAPORE - 1.8%
    410  DBS Group Holdings, ADR.................      18,537
  3,200  Jardine Matheson Holdings, Ltd., ADR....      19,520
                                                   ----------
                                                       38,057
                                                   ----------
         SOUTH AFRICA - 3.4%
  1,190  De Beers Consolidated Mines, Ltd.,
         ADR.....................................      31,833
  5,870  South African Breweries, ADR............      41,253
                                                   ----------
                                                       73,086
                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL VALUE PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         SOUTH KOREA - 2.0%
  1,720  Korea Electric Power Corporation, ADR...  $   17,630
  1,580  Pohang Iron & Steel Company Ltd., ADR...      24,589
                                                   ----------
                                                       42,219
                                                   ----------
         SPAIN - 3.0%
  1,800  Banco Bilbao Vizcaya Argentaria SA,
         ADR.....................................      26,438
    750  Telefonica SA, ADR+.....................      37,500
                                                   ----------
                                                       63,938
                                                   ----------
         SWITZERLAND - 1.8%
  1,530  Swisscom AG, ADR+.......................      39,205
                                                   ----------
         UNITED KINGDOM - 28.5%
  1,900  BAE Systems plc, ADR....................      43,368
    540  BOC Group plc, ADR......................      16,538
  3,880  British American Tobacco plc, ADR.......      61,352
  1,230  British Energy plc, ADR.................      18,219
    350  British Telecom plc, ADR................      30,363
  1,170  Cadbury Schweppes plc, ADR..............      33,929
  2,110  Corus Group plc, ADR....................      21,100
  1,318  Diageo plc, ADR.........................      58,486
    230  HSBC Holdings plc, ADR..................      16,928
    980  Imperial Chemical Industries plc, ADR...      33,014
    300  Innogy Holdings plc, ADR................       8,175
    300  International Power plc, ADR+...........      10,500
  8,610  Invensys plc, ADR.......................      40,257
  1,200  J Sainsbury plc, ADR....................      28,430
  2,140  Marks & Spencer plc, ADR................      35,676
  2,010  Reckitt Benckiser plc...................      27,681
  1,280  Rolls-Royce plc, ADR....................      19,025
  3,250  Royal & Sun Alliance Insurance Group
         plc.....................................      27,816
  2,050  Unilever plc, ADR.......................      70,853
                                                   ----------
                                                      601,710
                                                   ----------
         VENEZUELA - 0.5%
    530  Cia Anonima Nacional Telefonos de
         Venezuela, ADR (CANTV)..................      10,037
                                                   ----------
         TOTAL COMMON STOCKS
           (Cost $1,980,523).....................   1,962,785
                                                   ----------
SHARES                                               VALUE
-------------------------------------------------------------
         PREFERRED STOCKS - 1.3% (Cost $30,550)
         BRAZIL - 1.3%
    370  Telecomunicacoes Brasileiras SA, ADR
         Pfd. Block..............................  $   26,964
                                                   ----------
         INVESTMENT COMPANIES - 6.0%
           (Cost $128,000)
128,000  Nations Cash Reserves#..................     128,000
                                                   ----------

                                                      VALUE
--------------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $2,139,073*)..........     99.8%   2,117,749
                                                   -----------
          OTHER ASSETS AND
            LIABILITIES (NET)...........      0.2%
          Cash...................................  $       657
          Receivable for Fund shares
            sold.................................        8,931
          Dividends receivable...................        4,709
          Interest receivable....................          766
          Receivable from investment
            advisor..............................        5,795
          Administration fee payable.............         (362)
          Accrued Trustees' fees and
            expenses.............................       (4,790)
          Accrued expenses and other
            liabilities..........................      (11,911)
                                                   -----------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)....................        3,795
                                                   -----------
          NET ASSETS....................    100.0% $ 2,121,544
                                            =====  ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income...............................  $       425
          Accumulated net realized gain on
            investments sold.....................          894
          Net unrealized depreciation of
            investments..........................      (21,324)
          Paid-in capital........................    2,141,549
                                                   -----------
          NET ASSETS.............................  $ 2,121,544
                                                   ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($2,121,544  DIVIDED BY 225,039
            shares of common stock
            outstanding).........................  $      9.43
                                                   ===========

-----------------

* Federal Income Tax Information: Net unrealized depreciation of $21,324 on investment securities was comprised of gross appreciation of $140,051 and gross depreciation of $161,375 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $2,139,073.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc.

Abbreviations:

ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- INTERNATIONAL VALUE PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

At December 31, 2000, sector diversification was as follows:

                                             % OF
SECTOR DIVERSIFICATION                    NET ASSETS     VALUE
-----------------------------------------------------------------
COMMON STOCKS:
Telecommunications services.............      16.3%   $  346,165
Commercial banking......................      10.7       228,107
Food products...........................       5.6       119,279
Chemicals - Specialty...................       5.2       109,352
Tobacco.................................       5.1       107,902
Integrated oil..........................       4.2        90,085
Diversified manufacturing...............       4.1        86,746
Automotive..............................       3.5        73,271
Beverages...............................       3.4        72,134
Diversified electronics.................       3.1        65,460
Insurance...............................       3.0        64,296
Aerospace and defense...................       2.9        62,393
Department and discount stores..........       2.6        55,196
Heavy machinery.........................       2.4        50,275
Metals and mining.......................       2.4        50,052
Steel...................................       2.2        45,689
Commercial services.....................       1.9        41,253
Electric power - Non nuclear............       1.9        40,619
Energy - Miscellaneous..................       1.8        38,529
Networking and telecommunications
  equipment.............................       1.8        38,038
Other...................................       8.4       177,944
                                           -------    ----------
TOTAL COMMON STOCKS.....................      92.5     1,962,785
PREFERRED STOCKS........................       1.3        26,964
INVESTMENT COMPANIES....................       6.0       128,000
                                           -------    ----------
TOTAL INVESTMENTS.......................      99.8     2,117,749
OTHER ASSETS AND LIABILITIES (NET)......       0.2         3,795
                                           -------    ----------
NET ASSETS..............................     100.0%   $2,121,544
                                           =======    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO FOCUSED EQUITIES PORTFOLIO
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 2000

  SHARES                                                  VALUE
-------------------------------------------------------------------
             COMMON STOCKS - 87.9%
             AEROSPACE AND DEFENSE - 8.3%
    102,933  Boeing Company..........................  $  6,793,578
     71,154  General Dynamics Corporation............     5,550,012
                                                       ------------
                                                         12,343,590
                                                       ------------
             AIRLINES - 2.9%
    129,590  Southwest Airlines Company..............     4,345,153
                                                       ------------
             BEVERAGES - 3.2%
    105,361  Anheuser-Busch Companies, Inc...........     4,793,926
                                                       ------------
             BROADCASTING AND CABLE - 1.1%
     34,587  Clear Channel Communications, Inc.+.....     1,675,308
                                                       ------------
             COMMERCIAL BANKING - 6.9%
     65,144  Chase Manhattan Corporation.............     2,959,981
    143,478  Citigroup Inc...........................     7,326,345
                                                       ------------
                                                         10,286,326
                                                       ------------
             COMPUTER SERVICES - 4.7%
     59,521  Automatic Data Processing, Inc..........     3,768,423
     49,073  EMC Corporation+........................     3,263,355
                                                       ------------
                                                          7,031,778
                                                       ------------
             CONSUMER CREDIT AND MORTGAGES - 0.6%
     16,414  American Express Company................       901,744
                                                       ------------
             CONSUMER SERVICES - 3.3%
    124,466  Costco Wholesale Corporation............     4,970,861
                                                       ------------
             DEPARTMENT AND DISCOUNT STORES - 2.7%
     74,999  Wal-Mart Stores, Inc....................     3,984,322
                                                       ------------
             DIVERSIFIED MANUFACTURING - 4.4%
    135,467  General Electric Company................     6,493,949
                                                       ------------
  SHARES                                                  VALUE
-------------------------------------------------------------------
             HEALTH SERVICES - 1.5%
     49,050  Tenet Healthcare Corporation............  $  2,179,659
                                                       ------------
             INTEGRATED OIL - 1.4%
     43,218  BP Amoco plc, ADR.......................     2,069,062
                                                       ------------
             INVESTMENT SERVICES - 13.8%
     44,938  Goldman Sachs Group, Inc................     4,805,557
     51,006  Lehman Brothers Holdings Inc............     3,449,281
    113,713  Merrill Lynch & Company, Inc............     7,753,805
     56,231  Morgan Stanley Dean Witter & Company....     4,456,307
                                                       ------------
                                                         20,464,950
                                                       ------------
             LODGING AND RECREATION - 2.0%
     47,415  Four Seasons Hotels Inc.##..............     3,016,779
                                                       ------------
             MEDICAL DEVICES AND SUPPLIES - 1.8%
      9,213  Baxter International Inc................       813,623
     33,580  Guidant Corporation+....................     1,811,221
                                                       ------------
                                                          2,624,844
                                                       ------------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT - 5.2%
     69,526  Corning Inc.............................     3,671,842
     92,843  Nokia Corporation, ADR..................     4,038,670
                                                       ------------
                                                          7,710,512
                                                       ------------
             PHARMACEUTICALS - 13.8%
    107,965  Genentech, Inc.+........................     8,799,147
     70,843  Merck & Company, Inc....................     6,632,676
    111,306  Pfizer Inc..............................     5,120,076
                                                       ------------
                                                         20,551,899
                                                       ------------
             SOFTWARE - 3.1%
     78,601  Adobe Systems Inc.......................     4,573,596
                                                       ------------
             SPECIALTY STORES - 7.2%
    166,274  Home Depot, Inc.........................     7,596,644

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO FOCUSED EQUITIES PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

  SHARES                                                  VALUE
-------------------------------------------------------------------
             SPECIALTY STORES (CONTINUED)
     99,789  Tiffany & Company.......................  $  3,155,827
                                                       ------------
                                                         10,752,471
                                                       ------------
             TOTAL COMMON STOCKS
               (Cost $118,084,643)...................   130,770,729
                                                       ------------

 PRINCIPAL
  AMOUNT
  ------
             SHORT TERM INVESTMENTS - 12.0%
               (Cost $17,895,276)
             FEDERAL HOME LOAN BANK (FHLB) - 12.0%
$17,900,000  Discount note 01/02/01..................    17,895,276
                                                       ------------
  SHARES
  ------
             INVESTMENT COMPANIES - 1.9% (Cost
               $2,791,219)
  2,791,219  Nations Cash Reserves#..................     2,791,219
                                                       ------------

                                                           VALUE
-------------------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost
            $138,771,138*)...................    101.8% 151,457,224
                                                        -----------
          OTHER ASSETS AND
            LIABILITIES (NET)................     (1.8)%
          Cash........................................  $       324
          Receivable for Fund shares
            sold......................................      109,855
          Dividends receivable........................       73,284
          Interest receivable.........................          241
          Unamortized organization costs..............        8,594
          Collateral on securities
            loaned....................................   (2,717,219)
          Investment advisory fee
            payable...................................      (90,073)
          Administration fee payable..................      (28,328)
          Accrued Trustees' fees and
            expenses..................................      (14,810)
          Accrued expenses and other
            liabilities...............................      (84,977)
                                                        -----------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET).........................   (2,743,109)
                                                        -----------
          NET ASSETS.........................    100.0% $148,714,115
                                                 =====  ===========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
            investments sold..........................  $(5,837,608)
          Net unrealized appreciation of
            investments...............................   12,686,086
          Paid-in capital.............................  141,865,637
                                                        -----------
          NET ASSETS..................................  $148,714,115
                                                        ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($148,714,115  DIVIDED BY
            9,120,578 shares of common
            stock outstanding)........................  $     16.31
                                                        ===========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $12,509,372 on investment securities was comprised of gross appreciation of $15,271,415 and gross depreciation of $2,762,043 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $138,947,852.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $2,717,219.
##   All or a portion of security was on loan at December 31, 2000.

Abbreviation:

ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         COMMON STOCKS - 99.0%
         AEROSPACE AND DEFENSE - 0.8%
    700  AAR Corporation.........................  $    8,838
    375  Alliant Techsystems Inc.++..............      25,031
    675  BE Aerospace, Inc.+.....................      10,800
  1,125  GenCorp Inc.............................      10,828
  1,000  Orbital Sciences Corporation+...........       4,125
    825  Teledyne Technologies Inc.+.............      19,491
                                                   ----------
                                                       79,113
                                                   ----------
         AIRLINES - 1.0%
    550  Atlantic Coast Airlines
         Holdings, Inc.+.........................      22,481
    550  Forward Air Corporation+................      20,522
    850  Mesa Air Group, Inc.+...................       5,950
    375  Midwest Express Holdings, Inc.+.........       5,508
  1,450  SkyWest, Inc............................      41,687
                                                   ----------
                                                       96,148
                                                   ----------
         APPAREL AND TEXTILES - 2.2%
    350  Ashworth Inc.+..........................       2,275
    475  Brown Shoe Company, Inc.................       6,175
    675  Cone Mills Corporation+.................       1,730
    550  G & K Services, Inc., Class A...........      15,468
    175  Haggar Corporation......................       2,013
    450  Hancock Fabrics Inc.....................       1,547
    775  Hartmarx Corporation+...................       1,841
    375  J. Baker Inc............................       1,688
    275  K-Swiss Inc.............................       6,875
    625  Kellwood Company........................      13,203
    825  Nautica Enterprises Inc.+...............      12,568
    325  Oshkosh B'Gosh Inc......................       6,013
    200  Oxford Industries Inc...................       3,050
    725  Phillips-Van Heusen Corporation.........       9,425
    600  Quiksilver, Inc.+.......................      11,625
    850  Russell Corporation.....................      13,122
    475  Springs Industries Inc., Class A........      15,407
  1,100  Stride Rite Corporation.................       7,700
  1,050  Timberland Company, Class A.............      70,218
    375  Wet Seal, Inc., Class A+................       7,711
                                                   ----------
                                                      209,654
                                                   ----------
         AUTOMOTIVE - 1.5%
    525  Aaron Rents, Inc........................       7,383
  1,425  Copart, Inc.............................      30,637
  1,950  Gentex Corporation+++...................      36,318
SHARES                                               VALUE
-------------------------------------------------------------
         AUTOMOTIVE (CONTINUED)
    525  Group 1 Automotive, Inc.+...............  $    4,922
    675  Intermet Corporation....................       2,447
    400  Midas, Inc..............................       4,775
    575  Myers Industries Inc....................       8,338
    450  Oshkosh Truck Corporation...............      19,800
    325  Standard Motor Products, Inc.##.........       2,397
    550  TBC Corporation+........................       2,509
    950  Tenneco Automotive Inc..................       2,850
    550  Titan International Inc.................       2,338
  1,175  Tower Automotive Inc.+..................      10,575
                                                   ----------
                                                      135,289
                                                   ----------
         BEVERAGES - 0.4%
    225  Coca-Cola Bottling Company..............       8,522
    475  Constellation Brands, Inc.+.............      27,906
                                                   ----------
                                                       36,428
                                                   ----------
         BROADCASTING AND CABLE - 0.0%+
    325  4Kids Entertainment Inc.+##.............       2,905
                                                   ----------
         CHEMICALS - BASIC - 0.5%
    675  Cambrex Corporation.....................      30,543
    825  Georgia Gulf Corporation................      14,077
    700  Mississippi Chemical Corporation........       2,205
                                                   ----------
                                                       46,825
                                                   ----------
         CHEMICALS - SPECIALTY - 1.6%
    575  Arch Chemicals Inc......................      10,206
    275  Chemed Corporation......................       9,247
    400  ChemFirst Inc...........................       8,825
    825  MacDermid, Inc..........................      15,675
    625  OM Group, Inc...........................      34,140
  1,050  Omnova Solutions Inc....................       6,300
    200  Penford Corporation.....................       2,850
  2,475  PolyOne Corporation.....................      14,541
    225  Quaker Chemical Corporation.............       4,233
    750  Scotts Company, Class A+................      27,703
    350  TETRA Technologies Inc.+................       5,425
    825  Wellman Inc.............................      11,653
                                                   ----------
                                                      150,798
                                                   ----------
         COMMERCIAL BANKING - 6.9%
  1,050  Centura Banks Inc.......................      50,662
    700  Chittenden Corporation..................      21,219
    825  Commerce Bancorp, Inc.++................      56,408
  1,425  Commercial Federal Corporation..........      27,698

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         COMMERCIAL BANKING (CONTINUED)
  1,100  Community First Bankshares, Inc.........  $   20,763
  1,375  Cullen Frost Bankers Inc................      57,491
    750  Downey Financial Corporation............      41,249
    600  East West Bancorp, Inc..................      14,963
  1,075  First Midwest Bancorp, Inc..............      30,906
    700  Firstbank Corporation...................      16,538
    300  GBC Bancorp.............................      11,513
  1,400  Hudson United Bancorp...................      29,313
  1,175  Imperial Bancorp##......................      30,844
    600  MAF Bancorp Inc.........................      17,063
    775  New York Community Bancorp, Inc.........      28,481
    700  Provident Bankshares Corporation........      14,613
    750  Riggs National Corporation..............      10,453
  1,150  South Financial Group, Inc..............      15,238
    750  Southwest Bancorp of Texas+.............      32,202
    925  Staten Island Bancorp, Inc..............      19,772
    675  Sterling Bancshares, Inc.+..............      13,331
  1,025  Susquehanna Bancshares Inc..............      16,913
  1,625  TrustCo Bank Corporation NY.............      19,805
  1,100  United Bankshares Inc...................      23,375
    600  Whitney Holding Corporation.............      21,788
                                                   ----------
                                                      642,601
                                                   ----------
         COMMERCIAL SERVICES - 4.2%
    600  ABM Industries Inc......................      18,375
    725  Administaff, Inc.##.....................      19,720
    525  ADVO Inc.+..............................      23,297
  1,475  Brightpoint, Inc.+......................       5,163
    175  Butler Manufacturing Company............       4,430
    500  CDI Corporation+........................       7,313
    950  Central Parking Corporation.............      19,000
    550  Computer Task Group Inc.................       2,166
  1,300  eLoyalty Corporation+...................       8,409
    425  F.Y.I. Inc.+............................      15,672
    875  Factset Research Systems Inc............      32,435
    500  Florida Rock Industries.................      19,563
    550  Franklin Covey Company+.................       4,125
    350  Hall Kinion & Associates, Inc.+.........       7,044
    500  Heidrick & Struggles
         International, Inc.+....................      21,031
    400  IMCO Recycling Inc......................       2,125
    300  Insurance Auto Auctions Inc.+...........       3,600
  1,100  Labor Ready, Inc.+......................       3,644
    550  MAXIMUS, Inc.+..........................      19,216
SHARES                                               VALUE
-------------------------------------------------------------
         COMMERCIAL SERVICES (CONTINUED)
    400  Memberworks Inc.+##.....................  $    8,500
    875  National Data Corporation...............      32,047
    650  Pegasus Solutions Inc.+.................       4,509
  1,200  Polaroid Corporation....................       6,975
    600  Prepaid Legal Services Inc.+............      15,300
    450  SCP Pool Corporation....................      13,528
    375  Startek, Inc.+##........................       5,766
  1,050  Tetra Tech Inc.+........................      33,468
  1,275  The Profit Recovery Group
         International, Inc.+##..................       8,128
    425  URS Corporation+........................       6,242
    400  Volt Information Sciences Inc.+.........       8,300
    700  Watsco Inc..............................       8,064
                                                   ----------
                                                      387,155
                                                   ----------
         COMPUTER SERVICES - 0.9%
    600  Analysts International Corporation......       2,288
    300  CACI International, Inc., Class A+......       6,905
    375  Fair, Issac and Company Inc.............      19,124
    575  Gerber Scientific Inc...................       4,923
    375  QRS Corporation+........................       4,805
    725  Radiant Systems, Inc.+..................      14,863
    400  SCM Microsystems, Inc.+##...............      13,200
  2,425  SONICblue Inc.+.........................      10,003
    425  Zixit Corporation+##....................       3,719
                                                   ----------
                                                       79,830
                                                   ----------
         COMPUTERS AND OFFICE
           EQUIPMENT - 1.6%
  1,000  Avant Corporation+......................      18,313
    600  Brady Corporation, Class A..............      20,287
    600  Exabyte Corporation+....................       2,063
    650  Hutchinson Technology, Inc.+##..........       8,938
    775  Information Resources, Inc.+............       2,567
    325  Kronos Inc.+............................      10,055
    450  Micros Systems, Inc.+...................       8,213
    150  Nashua Corporation......................         666
  1,350  Pinnacle Systems, Inc...................       9,956
    450  Radisys Corporation+....................      11,644
    425  Standard Microsystems Corporation+......       8,606
    725  The Standard Register Company...........      10,331
    825  Zebra Technologies Corporation+.........      33,656
                                                   ----------
                                                      145,295
                                                   ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         CONGLOMERATES - 1.2%
    825  Advanced Energy Industries, Inc.+.......  $   18,563
    725  Apogee Enterprises, Inc.................       3,897
    650  Insituform Technologies Inc.,
         Class A+................................      25,919
  1,050  The Shaw Group Inc......................      52,499
    575  Triarc Companies+.......................      13,944
                                                   ----------
                                                      114,822
                                                   ----------
         CONSTRUCTION - 0.1%
  1,375  Washington Group
         International, Inc.+....................      11,258
                                                   ----------
         CONSUMER SERVICES - 1.4%
    225  Angelica Corporation....................       2,109
    350  Building Materials Holding
         Corporation+............................       2,975
    750  Edgewater Technology, Inc.+.............       4,875
    875  Fedders Corporation.....................       4,047
    575  Kaman Corporation.......................       9,703
  1,575  La-Z-Boy Inc............................      24,805
    350  New England Business Service, Inc.......       6,388
    600  On Assignment, Inc.+....................      17,100
    375  Royal Appliance Manufacturing
         Company+................................       1,500
    525  Russ Berrie & Company Inc...............      11,091
  1,650  Spherion Corporation+...................      18,666
    575  The Kroll-O'Gara Company+...............       3,450
    400  Thomas Industries Inc...................       9,300
  1,100  Wolverine World Wide....................      16,775
                                                   ----------
                                                      132,784
                                                   ----------
         DEPARTMENT AND DISCOUNT
           STORES - 0.6%
    675  Cash America International, Inc.........       2,953
    450  Chico's FAS, Inc.+......................       9,394
    325  Factory 2-U Stores Inc.+................      10,766
    575  Genesco Inc.+...........................      14,052
  1,075  Regis Corporation.......................      15,587
    750  ShopKo Stores, Inc.+....................       3,750
                                                   ----------
                                                       56,502
                                                   ----------
         DIVERSIFIED ELECTRONICS - 3.8%
  1,525  Aeroflex, Inc.++........................      43,962
    350  Analogic Corporation....................      15,597
  1,000  Anixter International Inc.+.............      21,625
  1,000  Artesyn Technologies, Inc.+.............      15,875
SHARES                                               VALUE
-------------------------------------------------------------
         DIVERSIFIED ELECTRONICS (CONTINUED)
    300  AstroPower, Inc.+.......................  $    9,413
    600  Audiovox Corporation+...................       5,400
    275  Bel Fuse Inc., Class B..................       9,350
    525  Benchmark Electronics Inc.+.............      11,845
    725  BMC Industries, Inc.....................       3,534
    800  Checkpoint Systems Inc.+##..............       5,950
    725  CTS Corporation.........................      26,417
    575  Dionex Corporation+.....................      19,838
    450  Esterline Technologies Corporation+.....      11,813
    850  Harman International Industries.........      31,024
    600  Helix Technology Corporation............      14,203
    400  Itron Inc.+##...........................       1,450
    425  Keithley Instruments, Inc...............      18,302
    750  Kent Electronics Corporation+...........      12,375
    950  Methode Electronics, Inc., Class A......      21,791
    725  Pioneer Standard Electronics##..........       7,975
    925  Robotic Vision Systems, Inc.+...........       2,544
    400  Rogers Corporation......................      16,425
    625  Trimble Navigation Ltd.+................      15,000
    275  Ultimate Electronics, Inc.+.............       6,033
  1,000  Valence Technology, Inc.+##.............       9,313
                                                   ----------
                                                      357,054
                                                   ----------
         DIVERSIFIED MANUFACTURING - 3.3%
    625  A.O. Smith Corporation..................      10,664
    500  Barnes Group Inc........................       9,938
    650  Belden Inc..............................      16,494
    650  CLARCOR Inc.............................      13,447
    450  Cross (A.T.) Company+...................       1,997
    425  CUNO Inc.+..............................      11,395
  1,000  Delta and Pine Land Company.............      20,937
    300  Dixie Group Inc.+.......................         713
    500  Elcor Corporation.......................       8,438
    775  Griffon Corporation+....................       6,103
    400  Innovex Inc.+...........................       2,700
    425  Ionics Inc.+............................      12,059
    475  JAKKS Pacific, Inc.+....................       4,334
    250  Lawson Products.........................       6,797
  1,450  Lennox International Inc................      11,238
    400  Libbey Inc..............................      12,150
    425  Lydall Inc.+............................       3,692
    425  Meade Instruments Corporation+..........       2,789
    300  Photon Dynamics, Inc.+..................       6,750
    800  Roper Industries, Inc...................      26,449

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         DIVERSIFIED MANUFACTURING (CONTINUED)
    450  Scott Technologies, Inc.+...............  $   10,069
    325  Simpson Manufacturing Company, Inc.+....      16,575
    325  SPS Technologies Inc.+..................      17,814
    325  Standex International Corporation.......       6,703
    700  Sturm, Ruger & Company Inc..............       6,606
  1,000  Tredegar Industries, Inc................      17,438
  1,125  Vicor Corporation+......................      34,171
    700  Watts Industries, Inc., Class A.........       9,713
                                                   ----------
                                                      308,173
                                                   ----------
         ELECTRIC POWER - NON NUCLEAR - 1.0%
    200  Bangor Hydro-Electric Company...........       5,138
    300  Central Vermont Public Services.........       3,656
    425  CH Energy Group, Inc....................      19,019
    150  Green Mountain Power Corporation........       1,875
    900  RGS Energy Group Inc....................      29,193
    375  UIL Holdings Corporation................      18,656
    850  UniSource Energy Corporation............      15,991
                                                   ----------
                                                       93,528
                                                   ----------
         ELECTRICAL EQUIPMENT - 1.1%
  1,025  APW Ltd.+...............................      34,594
    700  C&D Technologies, Inc...................      30,231
    525  Cohu, Inc...............................       7,317
    400  Intermagnetics General Corporation......       6,700
    600  Magnetek, Inc.+.........................       7,800
    425  Park Electrochemical Corporation........      13,042
                                                   ----------
                                                       99,684
                                                   ----------
         ENERGY - MISCELLANEOUS - 1.2%
  1,250  Avista Corporation......................      25,625
    875  Barrett Resources Corporation+..........      49,710
    350  NUI Corporation.........................      11,266
    850  Systems & Computer Technology
         Corporation+............................      10,466
    725  UGI Corporation.........................      18,352
                                                   ----------
                                                      115,419
                                                   ----------
         EXPLORATION AND PRODUCTION - 0.6%
    475  Nuevo Energy Company+...................       8,223
    525  Patina Oil and Gas Corporation..........      12,600
    650  Southwestern Energy Company.............       6,744
SHARES                                               VALUE
-------------------------------------------------------------
         EXPLORATION AND PRODUCTION (CONTINUED)
    500  Stone Energy Corporation+...............  $   32,275
                                                   ----------
                                                       59,842
                                                   ----------
         FINANCE - MISCELLANEOUS - 0.5%
    600  Anchor Bancorp Wisconsin Inc............       9,600
  1,375  Washington Federal, Inc.................      39,102
                                                   ----------
                                                       48,702
                                                   ----------
         FOOD AND DRUG STORES - 0.9%
  1,300  Casey's General Stores, Inc.............      19,419
  1,050  Fleming Companies Inc...................      12,403
    300  Nash-Finch Company......................       3,506
  1,000  The Great Atlantic & Pacific Tea
         Company, Inc............................       7,000
    700  Whole Foods Market Inc.+##++............      42,788
                                                   ----------
                                                       85,116
                                                   ----------
         FOOD PRODUCTS - 2.5%
    250  Agribrands International, Inc.+.........      13,375
    500  American Italian Pasta Company+.........      13,406
    925  Corn Products International Inc.........      26,883
  1,125  Earthgrains Company.....................      20,813
    875  Hain Celestial Group, Inc.+.............      28,438
    500  International Multifoods Corporation....      10,156
    225  J & J Snack Foods Corporation+..........       3,783
    475  Michael Foods Inc.......................      14,309
    350  Morrison Management
         Specialists, Inc........................      12,219
    350  Panera Bread Company, Class A+..........       7,984
    375  Performance Food Group Company+.........      19,225
    775  Ralcorp Holdings, Inc.+.................      12,691
  1,425  Smithfield Foods Inc.+..................      43,319
    475  United Natural Foods, Inc.+.............       8,372
                                                   ----------
                                                      234,973
                                                   ----------
         HEALTH SERVICES - 4.9%
    450  Accredo Health, Inc.+...................      22,584
    775  Advance Paradigm, Inc.+++...............      35,263
  1,700  Advanced Tissue Sciences, Inc.+.........       5,153
    900  Cerner Corporation+++...................      41,625
  1,575  Coventry Health Care Inc.+..............      42,033
    200  Curative Health Services, Inc.+.........       1,113
    800  Immune Response Corporation+............       2,100
    400  IMPATH Inc.+............................      26,600

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         HEALTH SERVICES (CONTINUED)
    800  Invacare Corporation....................  $   27,400
  1,300  Mid Atlantic Medical Services, Inc.+....      25,756
  1,275  Orthodontic Centers of America+.........      39,844
    650  PAREXEL International Corporation+......       7,028
    425  Pediatrix Medical Group Inc.+...........      10,227
    800  Province Healthcare Company.............      31,500
  1,225  Renal Care Group, Inc.+.................      33,592
    775  Universal Health Services Inc.,
         Class B+................................      86,605
  2,425  US Oncology, Inc.+......................      15,308
                                                   ----------
                                                      453,731
                                                   ----------
         HEAVY MACHINERY - 2.2%
    525  Applied Industrial Technologies, Inc....      10,795
    500  Astec Industries Inc.+..................       6,594
    875  Baldor Electric Company.................      18,484
    200  CPI Corporation.........................       4,000
    400  Flow International Corporation+.........       4,400
  1,075  Foster Wheeler Corporation..............       5,644
    400  Gardner Denver Machinery Inc.+..........       8,520
    525  Graco Inc...............................      21,722
    800  IDEX Corporation........................      26,499
  1,125  JLG Industries Inc......................      11,953
    300  Lindsay Manufacturing Company...........       6,788
    650  Manitowoc Company, Inc..................      18,850
    875  Milacron Inc............................      14,055
  1,100  Paxar Corporation+......................      11,206
    550  Regal Beloit............................       9,383
    300  Robbins & Myers, Inc....................       7,238
    800  SpeedFam-IPEC, Inc.+....................       4,850
    325  Toro Company............................      11,923
    550  X-Rite, Inc.............................       4,297
                                                   ----------
                                                      207,201
                                                   ----------
         HOUSEHOLD PRODUCTS - 0.2%
    600  Applica Inc.+...........................       2,925
    175  National Presto Industries, Inc.........       5,370
    425  Natures Sunshine Products Inc...........       2,895
    925  SLI, Inc................................       5,955
                                                   ----------
                                                       17,145
                                                   ----------
         HOUSING AND FURNISHING - 2.6%
    300  Bassett Furniture Industries, Inc.......       3,375
  1,250  Champion Enterprises Inc.+..............       3,438
SHARES                                               VALUE
-------------------------------------------------------------
         HOUSING AND FURNISHING (CONTINUED)
    400  Coachmen Industries Inc.................  $    4,200
  1,775  D.R. Horton Inc.........................      43,376
  1,025  Ethan Allen Interiors, Inc..............      34,338
  1,350  Interface Inc...........................      11,728
    550  M.D.C. Holdings, Inc....................      18,123
    500  Monaco Coach Corporation+...............       8,844
    225  NVR, Inc.+..............................      27,810
    325  Salton, Inc.+##.........................       6,723
    225  Skyline Corporation.....................       4,261
    800  Standard Pacific Corporation............      18,700
    350  The Ryland Group, Inc...................      14,263
    950  Toll Brothers, Inc.+....................      38,830
                                                   ----------
                                                      238,009
                                                   ----------
         INSURANCE - 3.1%
    525  Delphi Financial Group Inc.,
         Class A+................................      20,213
    350  E.W. Blanch Holdings, Inc...............       6,103
  1,000  Enhance Financial Services
         Group Inc...............................      15,438
  1,800  Fidelity National Financial, Inc........      66,487
  1,675  First American Financial Corporation....      55,065
  1,850  Fremont General Corporation##...........       5,203
    350  Hilb, Rogal and Hamilton Company........      13,956
    350  Landamerica Financial Group, Inc........      14,153
  1,075  Mutual Risk Management Ltd..............      16,327
    250  RLI Corporation.........................      11,172
    250  SCPIE Holdings Inc......................       5,906
    650  Selective Insurance Group...............      15,763
    725  Sierra Health Services, Inc.+...........       2,755
    975  Trenwick Group Ltd......................      24,192
    450  Zenith National Insurance...............      13,219
                                                   ----------
                                                      285,952
                                                   ----------
         INTEGRATED OIL - 4.2%
    775  Cabot Oil & Gas Corporation.............      24,170
    475  HS Resources, Inc.+.....................      20,128
  1,350  Input/Output, Inc.+.....................      13,753
  1,150  Louis Dreyfus Natural Gas
         Corporation+............................      52,684
    475  New Jersey Resources Corporation........      20,544
  1,125  Newfield Exploration Company+++.........      53,368
    600  Oceaneering International Inc.+.........      11,663

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         INTEGRATED OIL (CONTINUED)
    450  Plains Resources Inc.+..................  $    9,506
  1,075  Pogo Producing Company..................      33,459
  1,775  Pride International Inc.+++.............      43,709
    575  Remington Oil & Gas Corporation+........       7,475
    650  Seitel Inc.+............................      11,984
    600  St. Mary Land & Exploration Company.....      19,988
  1,000  Tom Brown, Inc.+........................      32,875
  1,650  Vintage Petroleum, Inc..................      35,475
                                                   ----------
                                                      390,781
                                                   ----------
         INVESTMENT SERVICES - 2.2%
    350  Dain Rauscher Corporation...............      33,141
  1,850  Eaton Vance Corporation++...............      59,662
    650  Jefferies Group, Inc....................      20,313
    750  Morgan Keegan, Inc......................      19,875
  1,225  Raymond James Financial, Inc............      42,721
    425  Southwest Securities Group, Inc.##......      10,997
    625  Tucker Anthony Sutro Corporation........      15,352
                                                   ----------
                                                      202,061
                                                   ----------
         LODGING AND RECREATION - 1.4%
    375  Anchor Gaming...........................      14,625
    625  Arctic Cat Inc..........................       7,266
  1,050  Aztar Corporation+......................      13,584
    850  Fleetwood Enterprises Inc...............       8,925
    275  Huffy Corporation+......................       1,788
    475  K2 Inc.+................................       3,800
    700  Pinnacle Entertainment, Inc.+...........       9,450
    625  Polaris Industries Inc..................      24,844
  1,175  Prime Hospitality Corporation+..........      13,659
    325  Thor Industries Inc.....................       6,419
    550  Winnebago Industries....................       9,659
    825  WMS Industries, Inc.+...................      16,603
                                                   ----------
                                                      130,622
                                                   ----------
         MEDICAL DEVICES AND SUPPLIES - 5.4%
  1,275  Alliance Pharmaceutical Corporation+....      10,997
    600  Arthrocare Corporation+.................      11,700
    700  Coherent Inc.+++........................      22,750
    400  CONMED Corporation+.....................       6,850
    375  Cooper Companies Inc....................      14,953
    488  Cryolife, Inc...........................      14,747
    400  Datascope Corporation...................      13,700
SHARES                                               VALUE
-------------------------------------------------------------
         MEDICAL DEVICES AND SUPPLIES (CONTINUED)
    375  Diagnostic Products Corporation.........  $   20,484
    448  Genzyme Corporation-Genzyme Biosurgery
         Division+##.............................       3,889
    400  Hologic, Inc.+..........................       2,125
  1,750  Hooper Holmes, Inc......................      19,355
    875  IDEXX Laboratories Inc.+................      19,250
    625  Mentor Corporation......................      12,188
    900  Organogenesis Inc.+.....................       8,091
    375  Osteotech, Inc.+........................       1,781
    875  Owens & Minor, Inc......................      15,531
  1,775  Patterson Dental Company++..............      60,128
    350  PolyMedica Corporation+.................      11,681
  1,200  Priority Healthcare Corporation.........      48,975
    825  ResMed Inc.##...........................      32,897
    775  Respironics, Inc.+......................      22,088
    625  Sola International Inc.+................       2,578
    250  SpaceLabs Medical Inc.+.................       3,250
    925  Sybron Dental Specialties, Inc.+........      15,609
  1,100  Techne Corporation##....................      39,669
    775  Theragenics Corporation+................       3,875
    825  Varian Medical Systems, Inc.+...........      56,048
    325  Vital Signs Inc.........................      10,441
                                                   ----------
                                                      505,630
                                                   ----------
         METALS AND MINING - 2.2%
    375  A. M. Castle & Company..................       3,750
    225  Amcast Industrial Corporation...........       2,236
    425  Brush Wellman Inc.......................       8,580
    275  Cleveland-Cliffs Inc....................       5,930
    350  Commercial Metals Company...............       7,788
    425  Commonwealth Industries, Inc............       1,913
  2,100  Massey Energy Company...................      26,774
    375  Material Sciences Corporation+..........       2,883
    875  Mueller Industries Inc.+................      23,460
    600  Northwestern Corporation................      13,875
    350  Quanex Corporation......................       7,044
    650  Reliance Steel & Aluminum Company.......      16,088
    550  RTI International Metals, Inc.+.........       7,872
  1,200  Steel Dynamics, Inc.+...................      13,200
    275  Steel Technologies Inc..................       1,513
  1,025  Stillwater Mining Company+..............      40,333
    550  Texas Industries Inc....................      16,499

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         METALS AND MINING (CONTINUED)
    325  Wolverine Tube Inc.+....................  $    3,897
                                                   ----------
                                                      203,635
                                                   ----------
         NATURAL GAS DISTRIBUTION - 1.9%
    850  Atmos Energy Corporation................      20,719
    300  Cascade Natural Gas Corporation.........       5,644
    800  Energen Corporation.....................      25,750
    500  Laclede Gas Company.....................      11,688
    675  Northwest Natural Gas Company...........      17,888
    825  Piedmont Natural Gas Company, Inc.......      31,504
  1,350  Southern Union Company..................      35,774
    825  Southwest Gas Corporation...............      18,047
    625  Valmont Industries Inc..................      11,484
                                                   ----------
                                                      178,498
                                                   ----------
         NETWORKING AND TELECOMMUNICATIONS
           EQUIPMENT - 1.9%
  1,000  Adaptive Broadband Corporation..........       6,125
  1,175  Auspex Systems, Inc.+...................       8,225
    600  Aware Inc.+.............................      10,650
    325  Brooktrout Inc.+........................       3,077
    875  C-COR Electronics.......................       8,504
  1,150  Cable Design Technologies Corporation...      19,334
    425  Concord Communications, Inc.+...........       3,719
  1,950  DMC Stratex Networks, Inc.+.............      29,250
  1,525  Harmonic Lightwaves, Inc.+..............       8,673
    650  NYFIX, Inc.+............................      15,722
  2,125  P-Com, Inc.+............................       6,508
    700  Proxim, Inc.............................      30,101
    675  Rainbow Technologies, Inc...............      10,673
    575  Three-Five Systems, Inc.++..............      10,350
    575  ViaSat Inc..............................       7,547
    825  Visual Networks, Inc.+..................       2,681
                                                   ----------
                                                      181,139
                                                   ----------
         OIL REFINING AND MARKETING - 0.1%
    400  WD-40 Company...........................       7,775
                                                   ----------
         OILFIELD SERVICES - 1.9%
    375  Atwood Oceanics, Inc.+..................      16,429
    850  Cal Dive International Inc.++...........      22,631
  1,850  Cross Timbers Oil Company...............      51,338
    450  Dril-Quip+..............................      15,384
  1,275  Friede Goldman Halter, Inc.+............       4,542
SHARES                                               VALUE
-------------------------------------------------------------
         OILFIELD SERVICES (CONTINUED)
    625  Hughes Supply Inc.......................  $   11,213
    550  Offshore Logistics Inc.+................      11,851
    450  Seacor Smit, Inc........................      23,681
    575  Swift Energy Company+...................      21,634
                                                   ----------
                                                      178,703
                                                   ----------
         PACKAGING AND CONTAINERS - 0.3%
    925  AptarGroup Inc..........................      27,172
                                                   ----------
         PAPER AND FOREST PRODUCTS - 0.8%
    925  Buckeye Technologies Inc.+..............      13,008
    700  Caraustar Industries, Inc...............       6,563
    400  Chesapeake Corporation..................       8,225
    325  Deltic Lumber...........................       7,759
    375  Pope & Talbot Inc.......................       6,305
    400  Schweitzer-Mauduit
         International Inc.......................       7,660
    900  United Stationers Inc.+.................      21,600
    525  Universal Forest Products...............       6,956
                                                   ----------
                                                       78,076
                                                   ----------
         PHARMACEUTICALS - 3.8%
  1,050  Alpharma Inc., Class A##++..............      46,069
    925  Bindley Western Industries..............      38,445
  1,450  Bio-Technology General Corporation+.....      10,241
  1,100  Cephalon, Inc.+##++.....................      69,643
    700  Cygnus, Inc.+##.........................       3,413
    675  Enzo Biochem, Inc.+.....................      16,791
    800  Medicis Pharmaceutical Corporation,
         Class A+++..............................      47,299
    450  MGI Pharma, Inc.+.......................       7,425
  1,800  NBTY, Inc.+.............................       8,550
    575  Noven Pharmaceuticals, Inc.+............      21,491
    650  Pharmaceutical Product
         Development, Inc.+......................      32,297
    975  Regeneron Pharmaceuticals, Inc.+........      34,384
    625  Syncor International Corporation........      22,734
                                                   ----------
                                                      358,782
                                                   ----------
         PUBLISHING AND ADVERTISING - 0.7%
    875  Bowne & Company Inc.....................       9,242
    350  Consolidated Graphics Inc.+.............       4,178
    425  Cyrk, Inc.+.............................       1,275
  1,750  HA-LO Industries, Inc.+.................       3,938
    575  Information Holdings Inc.+..............      13,477

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         PUBLISHING AND ADVERTISING (CONTINUED)
    750  John H. Harland Company.................  $   10,594
    850  Penton Media Inc........................      22,843
    375  Thomas Nelson, Inc......................       2,625
                                                   ----------
                                                       68,172
                                                   ----------
         RAILROADS, TRUCKING AND
           SHIPPING - 1.7%
    525  Arkansas Best Corporation+..............       9,614
    650  Arnold Industries, Inc..................      11,700
    975  Fritz Companies, Inc.+..................       5,911
    675  Heartland Express Inc.+.................      15,398
    625  Kirby Corporation+......................      13,125
    225  Landstar System Inc.+...................      12,473
    300  M.S. Carriers Inc.+.....................       9,825
    500  Roadway Express, Inc....................      10,594
  1,525  Rollins Truck Leasing Corporation.......      12,200
    675  U.S. Freightways Corporation............      20,303
    600  Wabash National Corporation.............       5,175
  1,250  Werner Enterprises Inc..................      21,250
    625  Yellow Corporation+.....................      12,725
                                                   ----------
                                                      160,293
                                                   ----------
         RESTAURANTS - 2.3%
    675  Applebees International Inc.............      21,220
    725  CEC Entertainment Inc.+.................      24,741
    775  Consolidated Products, Inc.+............       5,328
    525  IHOP Corporation+.......................      11,386
  1,000  Jack in the Box Inc.+...................      29,438
    575  Landry's Seafood Restaurants Inc........       5,714
    600  Luby's Inc..............................       3,600
    775  Marcus Corporation......................      10,753
    275  P.F. Changs China Bistro Inc.+##........       8,645
    475  RARE Hospitality
         International, Inc.+....................      10,598
  1,625  Ruby Tuesday Inc........................      24,781
    850  Ryan's Family Steak Houses Inc.+........       8,022
    700  Sonic Corporation.......................      16,319
    825  The Cheesecake Factory..................      31,660
                                                   ----------
                                                      212,205
                                                   ----------
         SEMICONDUCTORS - 4.3%
    625  Actel Corporation+++....................      15,117
  1,075  Alliance Semiconductor Corporation+.....      12,161
SHARES                                               VALUE
-------------------------------------------------------------
         SEMICONDUCTORS (CONTINUED)
  1,125  Alpha Industries, Inc.++................  $   41,624
  2,575  Axcelis Technologies, Inc.+.............      22,853
    575  AXT, Inc.+..............................      19,011
  1,300  C-Cube Micosystems Inc.+................      16,006
  1,150  Cognex Corporation++....................      25,444
    775  Cymer, Inc.+............................      19,944
    450  Dupont Photomasks, Inc.+................      23,780
    700  Electro Scientific Industries, Inc......      19,600
    550  Electroglas, Inc.+......................       8,422
  1,000  General Semiconductor, Inc.+##..........       6,250
  1,675  Kopin Corporation+......................      18,530
  1,275  Kulicke & Soffa Industries Inc..........      14,344
    650  Pericom Semiconductor Corporation+......      12,025
    775  Photronics, Inc.+.......................      18,164
    900  Silicon Valley Group, Inc.+.............      25,875
    325  Supertex, Inc.+.........................       6,424
    875  Technitrol Inc.++.......................      35,984
    475  TelCom Semiconductor, Inc.+.............       5,403
    550  Ultratech Stepper, Inc.+................      14,231
    850  Varian Semiconductor Equipment
         Associates, Inc.+.......................      20,188
                                                   ----------
                                                      401,380
                                                   ----------
         SOFTWARE - 4.8%
  1,100  American Management Systems+............      21,794
    775  Aspen Technology, Inc.+.................      25,769
    675  Avid Technology, Inc.+..................      12,329
    800  AVT Corporation+........................       3,975
    562  BARRA, Inc..............................      26,484
    400  Bell Microproducts Inc.+................       6,350
  1,125  Billing Concepts Corporation+...........       2,250
  1,575  Ciber Inc.+.............................       7,678
  1,050  Dendrite International, Inc.+...........      23,494
    625  ePresence, Inc.+........................       2,715
  1,150  ESS Technolgy, Inc.+....................       5,894
    900  FileNET Corporation+....................      24,525
    525  Great Plains Software, Inc.+##..........      24,708
    850  HNC Software Inc.+......................      25,234
    875  Hyperion Solutions Corporation+.........      13,508
    575  Mercury Computer Systems, Inc.+.........      26,702
  1,000  Midway Games Inc.+......................       7,100
    500  PC-Tel, Inc.+...........................       5,375
    700  Phoenix Technologies Ltd.+..............       9,439

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

SHARES                                               VALUE
-------------------------------------------------------------
         SOFTWARE (CONTINUED)
    925  Progress Software Corporation...........  $   13,355
    575  Project Software &
         Development, Inc.+......................       6,172
  1,625  Read-Rite Corporation+..................       6,551
    800  Remedy Corporation+.....................      13,250
  1,025  RSA Security Inc.+++....................      54,196
    775  Saga Systems, Inc.+.....................       8,864
    275  SPSS, Inc.+.............................       6,067
    525  THQ Inc.+...............................      12,797
    800  Veritas DGC Inc.+.......................      25,840
    875  Verity, Inc.+...........................      21,055
                                                   ----------
                                                      443,470
                                                   ----------
         SPECIALTY STORES - 4.4%
    900  99 Cents Only Stores....................      24,638
    425  Action Performance
         Companies, Inc.+##......................       1,009
    750  AnnTaylor Stores Corporation+...........      18,703
  1,175  Burlington Coat Factory Warehouse
         Corporation.............................      22,252
    650  Cato Corporation........................       8,938
    550  Cost Plus, Inc.+........................      16,156
    150  Damark International, Inc.+.............         891
    350  Department 56, Inc.+....................       4,025
    450  Discount Auto Parts Inc.+...............       2,475
    475  Dress Barn Inc.+........................      13,775
    350  Enesco Group, Inc.......................       1,641
    525  Footstar Inc.+..........................      25,988
    800  Fossil, Inc.+...........................      11,588
    850  Goody's Family Clothing Inc.+...........       3,825
    325  Gottschalks Inc.+.......................       1,341
    650  Gymboree Corporation+...................       9,019
  1,100  Insight Enterprises Inc.................      19,731
    475  Jo-Ann Stores Inc.+.....................       3,117
    225  Lillian Vernon Corporation..............       1,575
  1,050  Linens 'N Things Inc.+..................      29,005
    500  Mayor's Jewelers Inc.+..................       1,438
    950  Michaels Stores Inc.+...................      25,175
  1,350  O'Reilly Automotive Inc.+...............      36,112
    850  Pacific Sunwear of California+..........      21,781
  1,400  PEP Boys - Manny, Moe & Jack............       5,075
  2,525  Pier 1 Imports Inc......................      26,039
    450  School Specialty, Inc.+.................       9,028
  1,125  Stein Mart Inc.+........................      13,078
  1,100  The Men's Wearhouse Inc.+...............      29,974
SHARES                                               VALUE
-------------------------------------------------------------
         SPECIALTY STORES (CONTINUED)
    925  Zale Corporation+.......................  $   26,883
                                                   ----------
                                                      414,275
                                                   ----------
         TELECOMMUNICATIONS SERVICES - 1.3%
    725  Allen Telecom Inc.+.....................      13,005
  1,350  Aspect Communications Corporation+......      10,863
    500  Black Box Corporation+..................      24,155
    450  Boston Communications Group, Inc.+......      12,544
    325  Davox Corporation+......................       3,169
    400  Digi International Inc.+................       2,450
  1,375  General Communication, Inc.,
         Class A+................................       9,625
    700  Inter-Tel Inc...........................       5,381
    875  International FiberCom, Inc.+...........       4,320
    875  Intervoice Inc.+........................       6,344
    575  Network Equipment
         Technologies Inc.+......................       3,702
    950  Pac-West Telecomm, Inc.+................       3,266
    625  SymmetriCom Inc.........................       6,094
    800  Xircom Inc.+............................      12,400
                                                   ----------
                                                      117,318
                                                   ----------
         TOBACCO - 0.1%
  1,175  DiMon Inc...............................       6,463
                                                   ----------
         UTILITIES - MISCELLANEOUS - 0.5%
    275  American States Water Company...........      10,141
  1,400  Philadelphia Suburban Corporation.......      34,300
                                                   ----------
                                                       44,441
                                                   ----------
         TOTAL COMMON STOCKS (Cost $8,736,024)...   9,242,827
                                                   ----------

PRINCIPAL
 AMOUNT
 ------
           U.S. TREASURY OBLIGATIONS - 0.5%
             (Cost $44,428)
           U.S. TREASURY BILLS - 0.5%
 $45,000   Discount note 03/22/01..................      44,438
                                                     ----------
 SHARES
 ------
           INVESTMENT COMPANIES - 5.8% (Cost
             $536,470)
 536,470   Nations Cash Reserves#..................     536,470
                                                     ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- SMALLCAP INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

                                                      VALUE
---------------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $9,316,922*)..........    105.3% $ 9,823,735
                                                   -----------
          OTHER ASSETS AND
            LIABILITIES (NET)...........     (5.3%)
          Cash...................................  $     6,502
          Receivable for investment
            securities sold......................        2,492
          Dividends receivable...................        4,496
          Interest receivable....................        1,550
          Receivable from investment
            advisor..............................        5,873
          Unamortized organization costs.........        8,594
          Variation margin due to broker.........       (5,475)
          Collateral on securities
            loaned...............................     (361,470)
          Payable for Fund shares
            redeemed.............................         (264)
          Administration fee payable.............       (1,701)
          Shareholder servicing and
            distribution fees payable............      (46,031)
          Payable for investment securities
            purchased............................      (46,619)
          Accrued Trustees' fees and
            expenses.............................      (14,876)
          Accrued expenses and other
            liabilities..........................      (48,604)
                                                   -----------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)....................     (495,533)
                                                   -----------
          NET ASSETS....................    100.0% $ 9,328,202
                                            =====  ===========

          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
            investments sold and futures
            contracts............................  $  (121,157)
          Net unrealized appreciation of
            investments and futures
            contracts............................      515,955
          Paid-in capital........................    8,933,404
                                                   -----------
          NET ASSETS.............................  $ 9,328,202
                                                   ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($9,328,202  DIVIDED BY 993,183
            shares of common stock
            outstanding).........................  $      9.39
                                                   ===========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $394,797 on investment securities was comprised of gross appreciation of $1,559,870 and gross depreciation of $1,165,073 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $9,428,938.
+    Non-income producing security.
+    Amount represents less than 0.1%.
++   All or a portion of security segregated as collateral for futures contracts.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $361,470.
##   All or a portion of security was on loan at December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- AGGRESSIVE GROWTH PORTFOLIO
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 2000

  SHARES                                                 VALUE
-----------------------------------------------------------------
             COMMON STOCKS - 98.8%
             AEROSPACE AND DEFENSE - 0.6%
        375  L-3 Communications Holdings, Inc.+......  $   28,875
                                                       ----------
             BEVERAGES - 2.4%
        990  Coca-Cola Company.......................      60,328
      1,305  PepsiCo, Inc............................      64,679
                                                       ----------
                                                          125,007
                                                       ----------
             BROADCASTING AND CABLE - 1.2%
      1,260  Viacom Inc.+............................      58,905
                                                       ----------
             COMMERCIAL BANKING - 0.4%
        378  Citigroup Inc...........................      19,302
                                                       ----------
             COMPUTER SERVICES - 9.1%
      2,629  America Online Inc.+....................      91,489
      2,015  EMC Corporation+........................     133,998
      1,830  First Data Corporation..................      96,418
      1,670  I2 Technologies Inc.....................      90,806
        725  VeriSign, Inc.+.........................      53,786
                                                       ----------
                                                          466,497
                                                       ----------
             COMPUTERS AND OFFICE EQUIPMENT - 2.4%
      1,610  Palm, Inc.+.............................      45,583
      2,790  Sun Microsystems, Inc...................      77,771
                                                       ----------
                                                          123,354
                                                       ----------
             CONGLOMERATES - 1.8%
      1,670  Tyco International Ltd..................      92,685
                                                       ----------
             CONSUMER CREDIT AND MORTGAGES - 1.6%
      2,220  MBNA Corporation........................      82,001
                                                       ----------
             CONSUMER SERVICES - 1.0%
      1,210  Estee Lauder Companies Inc..............      53,013
                                                       ----------
             DEPARTMENT AND DISCOUNT STORES - 3.3%
      1,260  Target Corporation......................      40,635
      2,395  Wal-Mart Stores, Inc....................     127,234
                                                       ----------
                                                          167,869
                                                       ----------
             DIVERSIFIED MANUFACTURING - 5.2%
        610  Danaher Corporation.....................      41,709
  SHARES                                                 VALUE
-----------------------------------------------------------------
             DIVERSIFIED MANUFACTURING (CONTINUED)
      4,650  General Electric Company................  $  222,909
                                                       ----------
                                                          264,618
                                                       ----------
             ELECTRIC POWER -
               NON NUCLEAR - 0.7%
        430  AES Corporation.........................      23,811
        300  Calpine Corporation.....................      13,519
                                                       ----------
                                                           37,330
                                                       ----------
             FINANCE - MISCELLANEOUS - 1.0%
      1,135  Concord EFS, Inc.+......................      49,869
                                                       ----------
             FOOD PRODUCTS - 1.0%
      1,535  Hain Celestial Group, Inc.+.............      49,888
                                                       ----------
             INSURANCE - 1.3%
        677  American International Group, Inc.......      66,727
                                                       ----------
             INVESTMENT SERVICES - 2.4%
      1,297  Charles Schwab Corporation..............      36,802
      1,052  Morgan Stanley Dean Witter & Company....      83,371
                                                       ----------
                                                          120,173
                                                       ----------
             MEDICAL DEVICES AND SUPPLIES - 7.3%
      1,060  Applera Corporation.....................      99,706
        780  Cardinal Health, Inc....................      77,708
      1,480  Guidant Corporation+....................      79,828
      1,875  Medtronic, Inc..........................     113,202
                                                       ----------
                                                          370,444
                                                       ----------
             NATURAL GAS DISTRIBUTION - 2.9%
      1,020  Coastal Corporation.....................      90,079
        715  Enron Corporation.......................      59,434
                                                       ----------
                                                          149,513
                                                       ----------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT - 7.4%
      1,005  Ariba, Inc..............................      53,893
      4,395  Cisco Systems, Inc......................     168,108
        450  Corning Inc.............................      23,766
        800  Nokia Corporation, ADR..................      34,800
      2,235  Nortel Networks Corporation.............      71,660

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- AGGRESSIVE GROWTH PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

  SHARES                                                 VALUE
-----------------------------------------------------------------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT (CONTINUED)
        660  Sycamore Networks, Inc.+................  $   24,585
                                                       ----------
                                                          376,812
                                                       ----------
             PHARMACEUTICALS - 14.5%
        850  Allergan, Inc...........................      82,291
        815  Caliper Technologies Corporation+.......      38,305
        930  Eli Lilly and Company...................      86,548
      1,280  Genentech, Inc..........................     104,320
      1,965  Millennium Pharmaceuticals, Inc.........     121,584
      5,031  Pfizer Inc..............................     231,427
      1,280  Pharmacia Corporation...................      78,080
                                                       ----------
                                                          742,555
                                                       ----------
             SEMICONDUCTORS - 4.5%
      1,680  Analog Devices, Inc.....................      85,995
      3,410  Intel Corporation.......................     102,513
        935  Xilinx, Inc.+...........................      43,127
                                                       ----------
                                                          231,635
                                                       ----------
             SOFTWARE - 18.5%
      1,130  BEA Systems, Inc.+......................      76,063
        350  Check Point Software Technologies.......      46,747
        880  Comverse Technology, Inc................      95,590
      1,600  E. Piphany, Inc.........................      86,300
        955  Electronic Arts Inc.....................      40,707
      1,020  Mercury Interactive
             Corporation+............................      92,055
      4,070  Microsoft Corporation+..................     176,537
      1,215  Openwave Systems Inc.+..................      58,244
      3,975  Oracle Corporation......................     115,523
        570  QUALCOMM Inc.+..........................      46,847
      1,745  Quest Software, Inc.....................      48,969
        725  VERITAS Software Corporation............      63,438
                                                       ----------
                                                          947,020
                                                       ----------
             SPECIALTY STORES - 2.9%
        525  Barnes & Noble, Inc.+...................      13,913
  SHARES                                                 VALUE
-----------------------------------------------------------------
             SPECIALTY STORES (CONTINUED)
      2,010  Home Depot Inc..........................  $   91,831
      2,505  Limited Inc.............................      42,742
                                                       ----------
                                                          148,486
                                                       ----------
             TELECOMMUNICATIONS SERVICES - 5.4%
      2,100  Allegiance Telecom, Inc.+...............      46,758
      3,790  McLeodUSA Inc.+.........................      53,534
      1,322  Qwest Communications
             International, Inc.+....................      54,202
        585  Voicestream Wireless Corporation+.......      58,866
      1,545  Western Wireless Corporation+...........      60,544
                                                       ----------
                                                          273,904
                                                       ----------
             TOTAL COMMON STOCKS
             (Cost $5,427,674).......................   5,046,482
                                                       ----------
             INVESTMENT COMPANIES - 1.2%
               (Cost $61,000)
     61,000  Nations Cash Reserves#..................      61,000
                                                       ----------

                                                          VALUE
-----------------------------------------------------------------

          TOTAL INVESTMENTS
            (Cost $5,488,674*)..............   100.0%   5,107,482
                                                      -----------

          OTHER ASSETS AND LIABILITIES (NET).    0.0%

          Cash....................................... $     1,109
          Receivable for investment securities sold..      14,547
          Dividends receivable.......................       1,513
          Interest receivable........................         665
          Receivable from investment advisor.........       2,994
          Unamortized organization costs.............       8,594
          Payable for Fund shares redeemed...........        (538)
          Administration fee payable.................      (1,013)
          Payable for investment securities
          purchased..................................      (1,091)
          Accrued Trustees' fees and expenses........     (14,875)
          Accrued expenses and other liabilities.....     (12,141)
                                                      -----------
           TOTAL OTHER ASSETS AND LIABILITIES (NET)..        (236)
                                                      -----------
           NET ASSETS......................    100.0% $ 5,107,246
                                               =====  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- AGGRESSIVE GROWTH PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

                                                          VALUE
-----------------------------------------------------------------
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on
          investments sold.....................       $  (640,850)
          Net unrealized depreciation of
          investments...............................     (381,193)
          Paid-in capital...........................    6,129,289
                                                      -----------
          NET ASSETS................................  $ 5,107,246
                                                      ===========
          NET ASSET VALUE, OFFERING AND REDEMPTION
            PRICE PER SHARE ($5,107,246  DIVIDED BY
            603,134 shares of common stock
            outstanding)............................  $      8.47
                                                      ===========

-----------------

* Federal Income Tax Information: Net unrealized depreciation of $412,839 on investment securities was comprised of gross appreciation of $543,907 and gross depreciation of $956,746 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $5,520,321.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO GROWTH & INCOME PORTFOLIO
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 2000

  SHARES                                                  VALUE
------------------------------------------------------------------
             COMMON STOCKS - 87.3%
             AEROSPACE AND DEFENSE - 8.3%
     63,304  Boeing Company..........................  $ 4,178,064
     42,791  General Dynamics Corporation............    3,337,698
                                                       -----------
                                                         7,515,762
                                                       -----------
             AIRLINES - 2.9%
     78,932  Southwest Airlines Company..............    2,646,590
                                                       -----------
             APPAREL AND TEXTILES - 0.5%
      7,808  Nike, Inc., Class B.....................      435,784
                                                       -----------
             BEVERAGES - 5.8%
     11,816  Adolph Coors Company, Class B...........      948,973
     59,830  Anheuser-Busch Companies, Inc...........    2,722,264
     22,879  Coca-Cola Enterprises Inc...............      434,701
     28,632  Pepsi Bottling Group, Inc...............    1,143,491
                                                       -----------
                                                         5,249,429
                                                       -----------
             BROADCASTING AND CABLE - 3.2%
     25,605  Clear Channel Communications, Inc.+.....    1,240,242
     40,397  Comcast Corporation, Class A+...........    1,686,575
                                                       -----------
                                                         2,926,817
                                                       -----------
             COMMERCIAL BANKING - 3.7%
     16,132  Chase Manhattan Corporation.............      732,998
     50,862  Citigroup Inc...........................    2,597,141
                                                       -----------
                                                         3,330,139
                                                       -----------
             COMMERCIAL SERVICES - 0.3%
      3,515  Omnicom Group Inc.......................      291,306
                                                       -----------
             COMPUTER SERVICES - 3.3%
     16,076  Automatic Data Processing, Inc..........    1,017,812
     29,690  EMC Corporation+........................    1,974,385
                                                       -----------
                                                         2,992,197
                                                       -----------
             CONSUMER CREDIT AND MORTGAGES - 0.7%
     12,440  American Express Company................      683,423
                                                       -----------
             CONSUMER SERVICES - 3.5%
     75,403  Costco Wholesale Corporation............    3,011,407
      3,703  Estee Lauder Companies Inc.##...........      162,238
                                                       -----------
                                                         3,173,645
                                                       -----------
  SHARES                                                  VALUE
------------------------------------------------------------------
             DEPARTMENT AND DISCOUNT STORES - 2.7%
     45,330  Wal-Mart Stores, Inc....................  $ 2,408,156
                                                       -----------
             DIVERSIFIED MANUFACTURING - 4.0%
     75,744  General Electric Company................    3,630,978
                                                       -----------
             ELECTRIC POWER - NON NUCLEAR - 0.6%
     11,620  Calpine Corporation.....................      523,626
                                                       -----------
             ENERGY - MISCELLANEOUS - 0.5%
     16,566  Southern Energy, Inc.+..................      469,025
                                                       -----------
             FOOD AND DRUG STORES - 1.0%
     14,905  Safeway, Inc.+..........................      931,563
                                                       -----------
             HOUSING AND FURNISHING - 0.3%
      8,056  M.D.C. Holdings, Inc....................      265,445
                                                       -----------
             INTEGRATED OIL - 0.9%
     16,191  BP Amoco plc, ADR.......................      775,144
                                                       -----------
             INVESTMENT SERVICES - 13.5%
     27,631  Goldman Sachs Group, Inc................    2,954,790
     19,322  Lehman Brothers Holdings, Inc...........    1,306,650
     68,889  Merrill Lynch & Company, Inc............    4,697,368
     35,463  Morgan Stanley Dean Witter & Company....    2,810,443
      7,163  Northern Trust Corporation..............      584,232
                                                       -----------
                                                        12,353,483
                                                       -----------
             LODGING AND RECREATION - 1.4%
     20,592  Four Seasons Hotels Inc.##..............    1,310,166
                                                       -----------
             MEDICAL DEVICES AND SUPPLIES - 3.4%
      5,581  Baxter International Inc................      492,872
     34,753  Guidant Corporation+....................    1,874,490
     17,346  Priority Healthcare Corporation.........      707,934
                                                       -----------
                                                         3,075,296
                                                       -----------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT - 5.1%
     41,406  Corning Inc.............................    2,186,754
     56,527  Nokia Corporation, ADR..................    2,458,925
                                                       -----------
                                                         4,645,679
                                                       -----------
             PHARMACEUTICALS - 10.7%
     48,922  Genentech, Inc..........................    3,987,142

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MARSICO GROWTH & INCOME PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

  SHARES                                                  VALUE
------------------------------------------------------------------
             PHARMACEUTICALS (CONTINUED)
     29,361  Merck & Company, Inc....................  $ 2,748,924
     67,098  Pfizer Inc..............................    3,086,508
                                                       -----------
                                                         9,822,574
                                                       -----------
             PUBLISHING AND ADVERTISING - 0.3%
      5,793  New York Times Company..................      232,082
                                                       -----------
             RAILROADS, TRUCKING AND SHIPPING - 1.2%
     18,894  FedEx Corporation+......................      755,004
      6,178  Union Pacific Corporation...............      313,534
                                                       -----------
                                                         1,068,538
                                                       -----------
             REAL ESTATE - 0.2%
      6,301  Equity Office Properties Trust..........      205,570
                                                       -----------
             SEMICONDUCTORS - 0.3%
      6,850  Applied Materials, Inc..................      261,584
                                                       -----------
             SOFTWARE - 2.4%
     36,745  Adobe Systems Inc.......................    2,138,100
                                                       -----------
             SPECIALTY STORES - 6.6%
     90,428  Home Depot, Inc.........................    4,131,429
     57,533  Tiffany & Company.......................    1,819,481
                                                       -----------
                                                         5,950,910
                                                       -----------
             TOTAL COMMON STOCKS
               (Cost $71,390,362)....................   79,313,011
                                                       -----------
 PRINCIPAL
  AMOUNT
  ------
             CORPORATE BONDS AND NOTES - 0.1%
               (Cost $97,342)
             HOUSING AND FURNISHING - 0.1%
$   100,000  M.D.C. Holdings, Inc.,
             8.375% 02/01/08.........................       91,000
                                                       -----------
             SHORT TERM INVESTMENTS - 13.0%
               (Cost $11,796,886)
             FEDERAL HOME LOAN BANK (FHLB) - 13.0%
 11,800,000  Discount note 01/02/01..................   11,796,886
                                                       -----------
  SHARES
  ------
             INVESTMENT COMPANIES - 1.9%
                 (Cost $1,695,817)
  1,695,817  Nations Cash Reserves#..................    1,695,817
                                                       -----------

                                                          VALUE
------------------------------------------------------------------
          TOTAL INVESTMENTS
            Cost ($84,980,407*).............    102.3% $92,896,714
                                                       -----------
          OTHER ASSETS AND
            LIABILITIES (NET)...............     (2.3)%
          Cash.......................................  $        84
          Receivable for Fund shares
            sold.....................................       16,241
          Dividends receivable.......................       39,761
          Interest receivable........................        3,808
          Unamortized organization costs.............        8,594
          Collateral on securities
            loaned...................................   (1,598,817)
          Payable for Fund shares
            redeemed.................................       (1,135)
          Investment advisory fee
            payable..................................      (52,275)
          Administration fee payable.................      (17,221)
          Payable for investment securities
            purchased................................     (436,048)
          Accrued Trustees' fees and
            expenses.................................      (14,869)
          Accrued expenses and other
            liabilities..............................      (53,903)
                                                       -----------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET)........................   (2,105,780)
                                                       -----------
          NET ASSETS........................    100.0% $90,790,934
                                                =====  ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income...................................  $       683
          Accumulated net realized loss on
            investments sold.........................     (606,812)
          Net unrealized appreciation of
            investments..............................    7,916,307
          Paid-in capital............................   83,480,756
                                                       -----------
          NET ASSETS.................................  $90,790,934
                                                       ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($90,790,934  DIVIDED BY
            5,558,818 shares of common
            stock outstanding).......................  $     16.33
                                                       ===========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $7,571,767 on investment securities was comprised of gross appreciation of $9,662,754 and gross depreciation of $2,090,987 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $85,324,947.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $1,598,817.
##   All or a portion of security was on loan at December 31, 2000.

Abbreviation:

ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 2000

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             COMMON STOCKS - 97.4%
             AEROSPACE AND DEFENSE - 0.8%
      2,800  Boeing Company........................................  $   184,800
                                                                     -----------
             AIRLINES - 0.2%
        800  Delta Air Lines, Inc..................................       40,150
        200  Southwest Airlines Company............................        6,706
                                                                     -----------
                                                                          46,856
                                                                     -----------
             APPAREL AND TEXTILES - 0.2%
        300  Nike, Inc., Class B...................................       16,744
      1,200  Reebok International, Ltd.+...........................       32,808
                                                                     -----------
                                                                          49,552
                                                                     -----------
             AUTOMOTIVE - 1.0%
      4,600  Ford Motor Company....................................      107,813
      1,500  General Motors Corporation............................       76,406
      1,200  Navistar International Corporation+...................       31,425
        400  Visteon Corporation...................................        4,600
                                                                     -----------
                                                                         220,244
                                                                     -----------
             BEVERAGES - 2.2%
      2,500  Anheuser-Busch Companies, Inc.........................      113,750
      3,500  Coca-Cola Company++...................................      213,281
      1,400  Coca-Cola Enterprises Inc.............................       26,600
      2,700  PepsiCo, Inc..........................................      133,819
                                                                     -----------
                                                                         487,450
                                                                     -----------
             BROADCASTING AND CABLE - 2.6%
        600  Clear Channel Communications, Inc.+...................       29,063
      1,700  Comcast Corporation, Class A+.........................       70,975
      4,252  Infinity Broadcasting Corporation+....................      118,790
      4,400  Time Warner Inc.......................................      229,856
      1,002  Viacom Inc., Class B+.................................       46,844
      3,100  Walt Disney Company++.................................       89,706
                                                                     -----------
                                                                         585,234
                                                                     -----------
             CHEMICALS - BASIC - 0.9%
        402  Dow Chemical Company..................................       14,723
      1,200  E.I. duPont de Nemours and Company....................       57,975
      2,359  Union Carbide Corporation.............................      126,944
                                                                     -----------
                                                                         199,642
                                                                     -----------
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             COMMERCIAL BANKING - 7.0%
      3,400  Bank of New York Inc..................................  $   187,638
      4,800  Chase Manhattan Corporation++.........................      218,099
     11,400  Citigroup Inc.++......................................      582,112
      4,600  FleetBoston Financial Corporation++...................      172,788
        900  Golden West Financial Corporation.....................       60,750
        900  J.P. Morgan & Company Inc.............................      148,950
      2,800  Mellon Financial Corporation..........................      137,725
        100  Washington Mutual, Inc................................        5,306
      1,300  Wells Fargo Company...................................       72,394
                                                                     -----------
                                                                       1,585,762
                                                                     -----------
             COMMERCIAL SERVICES - 0.2%
      1,500  Allied Waste Industries, Inc.+........................       21,844
      1,000  Robert Half International Inc.........................       26,500
                                                                     -----------
                                                                          48,344
                                                                     -----------
             COMPUTER SERVICES - 3.7%
      4,000  America Online Inc.+++................................      139,200
      2,400  Automatic Data Processing Inc.........................      151,950
      5,800  EMC Corporation++.....................................      385,699
        100  First Data Corporation................................        5,269
      2,900  Paychex, Inc..........................................      141,013
                                                                     -----------
                                                                         823,131
                                                                     -----------
             COMPUTERS AND OFFICE EQUIPMENT - 4.0%
      4,700  Compaq Computer Corporation...........................       70,735
      1,000  Dell Computer Corporation+............................       17,438
      6,700  Gateway Inc.+.........................................      120,533
      3,500  International Business Machines Corporation++.........      297,500
      1,765  Sanmina Corporation...................................      135,243
      9,600  Sun Microsystems, Inc.................................      267,600
                                                                     -----------
                                                                         909,049
                                                                     -----------
             CONGLOMERATES - 2.2%
        700  Dover Corporation.....................................       28,394
        800  Fluor Corporation+....................................       26,450
      1,200  Textron Inc...........................................       55,800
      5,300  Tyco International Ltd.++.............................      294,149
        900  United Technologies Corporation.......................       70,763

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             CONGLOMERATES (CONTINUED)
        400  Vivendi Universal SA..................................  $    26,125
                                                                     -----------
                                                                         501,681
                                                                     -----------
             CONSUMER CREDIT AND MORTGAGES - 2.7%
      3,900  American Express Company..............................      214,256
      3,100  Fannie Mae++..........................................      268,925
      1,300  Freddie Mac...........................................       89,538
      1,100  MBNA Corporation......................................       40,631
                                                                     -----------
                                                                         613,350
                                                                     -----------
             CONSUMER SERVICES - 0.1%
        500  Harrah's Entertainment Inc.+..........................       13,188
                                                                     -----------
             DEPARTMENT AND DISCOUNT STORES - 2.8%
      1,600  Federated Department Stores, Inc.+....................       56,000
        100  Kohls Corporation.....................................        6,100
      3,200  Target Corporation....................................      103,200
      8,600  Wal-Mart Stores, Inc.++...............................      456,875
                                                                     -----------
                                                                         622,175
                                                                     -----------
             DIVERSIFIED MANUFACTURING - 3.6%
        700  Allegheny Technologies Inc............................       11,113
        200  Black & Decker Corporation............................        7,850
        100  Energizer Holdings Inc.+..............................        2,138
     13,328  General Electric Company++............................      638,910
      1,600  Procter & Gamble Company..............................      125,500
        800  Sherwin-Williams Company..............................       21,050
                                                                     -----------
                                                                         806,561
                                                                     -----------
             ELECTRIC POWER - NON NUCLEAR - 2.6%
      2,800  AES Corporation.......................................      155,050
        900  Constellation Energy..................................       40,556
        200  Duke Energy Corporation...............................       17,050
      7,400  Edison International..................................      115,625
      1,800  Exelon Corporation....................................      126,378
      6,200  P G & E Corporation...................................      124,000
                                                                     -----------
                                                                         578,659
                                                                     -----------
             ELECTRICAL EQUIPMENT - 1.5%
        400  Conexant Systems Inc.+................................        6,150
        600  Emerson Electric Company..............................       47,288
      4,525  Honeywell International Inc.++........................      214,089
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT (CONTINUED)
      2,200  Molex Inc.............................................  $    78,100
                                                                     -----------
                                                                         345,627
                                                                     -----------
             FOOD AND DRUG STORES - 0.8%
      1,700  Safeway, Inc.+........................................      106,250
      5,000  Supervalu Inc.........................................       69,375
                                                                     -----------
                                                                         175,625
                                                                     -----------
             FOOD PRODUCTS - 1.8%
        600  Campbell Soup Company.................................       20,775
        600  H.J. Heinz Company....................................       28,463
      1,100  Quaker Oats Company...................................      107,112
      3,200  Ralston Purina Group..................................       83,600
      2,600  SYSCO Corporation.....................................       78,000
      1,500  Unilever NV, ADR......................................       94,406
                                                                     -----------
                                                                         412,356
                                                                     -----------
             HEALTH SERVICES - 1.0%
        400  HCA - The Healthcare Company..........................       17,604
      1,800  Tenet Healthcare Corporation..........................       79,988
      2,000  UnitedHealth Group Inc................................      122,750
                                                                     -----------
                                                                         220,342
                                                                     -----------
             HEAVY MACHINERY - 0.1%
        300  Deere & Company.......................................       13,743
        200  Ingersoll-Rand Company................................        8,375
        200  Pall Corporation......................................        4,263
                                                                     -----------
                                                                          26,381
                                                                     -----------
             HOUSEHOLD PRODUCTS - 1.4%
        400  Colgate-Palmolive Company.............................       25,820
      2,200  Kimberly-Clark Corporation............................      155,518
      3,900  The Clorox Company....................................      138,450
                                                                     -----------
                                                                         319,788
                                                                     -----------
             HOUSING AND FURNISHING - 0.1%
        100  Pulte Corporation.....................................        4,219
        300  Whirlpool Corporation.................................       14,306
                                                                     -----------
                                                                          18,525
                                                                     -----------
             INSURANCE - 4.1%
        100  Aflac, Inc............................................        7,219
      4,100  American International Group, Inc.++..................      404,106
        100  Chubb Corporation.....................................        8,650

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             INSURANCE (CONTINUED)
      2,000  Hartford Financial Services Group, Inc................  $   141,250
      1,700  Lincoln National Corporation Ltd......................       80,431
      1,100  Loews Corporation.....................................      113,919
      1,400  Marsh & McLennan Companies Inc........................      163,800
                                                                     -----------
                                                                         919,375
                                                                     -----------
             INTEGRATED OIL - 6.6%
      1,000  BP Amoco plc, ADR.....................................       47,875
      2,400  Chevron Corporation...................................      202,649
      5,800  Exxon Mobil Corporation++.............................      504,237
      1,400  Kerr-McGee Corporation................................       93,713
      2,400  Phillips Petroleum Company............................      136,500
      5,100  Royal Dutch Petroleum Company.........................      308,868
        300  Texaco Inc............................................       18,638
      2,200  Transocean Sedco Forex Inc............................      101,200
      2,700  USX-Marathon Group Inc................................       74,925
                                                                     -----------
                                                                       1,488,605
                                                                     -----------
             INVESTMENT SERVICES - 3.1%
      1,100  Bear Stearns Companies Inc............................       55,756
        300  Charles Schwab Corporation............................        8,513
      3,000  Morgan Stanley Dean Witter & Company..................      237,750
      1,700  Northern Trust Corporation............................      138,656
      1,200  State Street Corporation..............................      149,052
      2,800  Stilwell Financial, Inc...............................      110,425
                                                                     -----------
                                                                         700,152
                                                                     -----------
             LODGING AND RECREATION - 0.5%
        300  Darden Restaurants Inc................................        6,863
      1,000  Eastman Kodak Company.................................       39,375
      1,000  Harley-Davidson Inc...................................       39,750
        900  Hilton Hotels Corporation.............................        9,450
        200  Marriott International Inc., Class A..................        8,450
                                                                     -----------
                                                                         103,888
                                                                     -----------
             MEDICAL DEVICES AND SUPPLIES - 4.1%
      5,200  Abbott Laboratories...................................      251,874
        900  Applera Corporation...................................       84,656
      1,800  Baxter International Inc..............................      158,963
      1,600  Cardinal Health, Inc..................................      159,400
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             MEDICAL DEVICES AND SUPPLIES (CONTINUED)
        200  Guidant Corporation+..................................  $    10,788
      1,900  Johnson & Johnson++...................................      199,619
        900  Medtronic, Inc........................................       54,338
        100  Stryker Corporation...................................        5,059
                                                                     -----------
                                                                         924,697
                                                                     -----------
             METALS AND MINING - 0.5%
        700  Alcan Aluminium Ltd...................................       23,931
      1,600  Alcoa Inc.............................................       53,600
        700  Barrick Gold Corporation..............................       11,466
        300  Freeport-McMoran Copper & Gold, Inc.+.................        2,569
        500  Inco Ltd.+............................................        8,380
        300  Newmont Mining Corporation............................        5,119
                                                                     -----------
                                                                         105,065
                                                                     -----------
             NATURAL GAS DISTRIBUTION - 0.8%
        800  KeySpan Corporation...................................       33,900
        100  Peoples Energy Corporation............................        4,475
      3,700  Williams Companies, Inc...............................      147,769
                                                                     -----------
                                                                         186,144
                                                                     -----------
             NETWORKING AND TELECOMMUNICATIONS
               EQUIPMENT - 5.9%
      4,700  ADC Telecommunications, Inc...........................       85,188
     12,500  Cisco Systems, Inc.++.................................      478,124
        600  Corning Inc...........................................       31,688
      4,400  JDS Uniphase Corporation++............................      183,425
     14,400  Lucent Technologies, Inc..............................      194,400
      8,300  Nortel Networks Corporation...........................      266,118
      2,500  Scientific-Atlanta, Inc...............................       81,406
                                                                     -----------
                                                                       1,320,349
                                                                     -----------
             OILFIELD SERVICES - 0.2%
        700  Schlumberger Ltd......................................       55,956
                                                                     -----------
             PACKAGING AND CONTAINERS - 0.6%
      4,000  Sealed Air Corporation+...............................      122,000
      1,000  Tupperware Corporation................................       20,438
                                                                     -----------
                                                                         142,438
                                                                     -----------
             PAPER AND FOREST PRODUCTS - 0.3%
      1,400  Weyerhaeuser Company..................................       71,050
                                                                     -----------
             PHARMACEUTICALS - 8.6%
        700  American Home Products Corporation....................       44,485

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- MANAGED INDEX PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             PHARMACEUTICALS (CONTINUED)
      3,600  Amgen Inc.+...........................................  $   230,175
      3,800  Bristol-Myers Squibb Company++........................      280,962
      1,000  Eli Lilly and Company.................................       93,063
      2,500  MedImmune Inc.........................................      119,219
      4,500  Merck & Company, Inc.++...............................      421,312
     14,100  Pfizer Inc............................................      648,599
        800  Pharmacia Corporation.................................       48,800
        900  Schering-Plough Corporation...........................       51,075
                                                                     -----------
                                                                       1,937,690
                                                                     -----------
             PUBLISHING AND ADVERTISING - 0.3%
      1,200  Dow Jones & Company Inc...............................       67,950
        100  Harcourt General Inc..................................        5,720
                                                                     -----------
                                                                          73,670
                                                                     -----------
             RAILROADS, TRUCKING AND SHIPPING - 0.5%
        700  FedEx Corporation+....................................       27,972
        600  Ryder System Inc......................................        9,975
      1,400  Union Pacific Corporation.............................       71,050
                                                                     -----------
                                                                         108,997
                                                                     -----------
             RESTAURANTS - 0.5%
      3,300  McDonald's Corporation................................      112,200
                                                                     -----------
             SEMICONDUCTORS - 3.8%
        900  Analog Devices, Inc...................................       46,069
      1,200  Applied Materials, Inc................................       45,825
      1,538  Broadcom Corporation, Class A.........................      129,192
     10,600  Intel Corporation++...................................      318,662
      1,800  Micron Technology, Inc................................       63,900
      2,700  Motorola, Inc.........................................       54,675
        200  QLogic Corporation+...................................       15,400
        900  Texas Instruments Inc.................................       42,638
      3,000  Xilinx, Inc.+.........................................      138,375
                                                                     -----------
                                                                         854,736
                                                                     -----------
             SOFTWARE - 4.8%
        300  BroadVision, Inc.+....................................        3,544
      3,900  Computer Associates International Inc.................       76,050
  SHARES                                                                VALUE
--------------------------------------------------------------------------------
             SOFTWARE (CONTINUED)
     10,900  Microsoft Corporation+++..............................  $   472,787
      7,000  Oracle Corporation....................................      203,437
      2,189  Siebel Systems, Inc...................................      148,031
      1,400  VERITAS Software Corporation..........................      122,500
      2,200  Yahoo! Inc............................................       66,138
                                                                     -----------
                                                                       1,092,487
                                                                     -----------
             SPECIALTY STORES - 2.5%
      4,800  Best Buy Company, Inc.+++.............................      141,900
        900  Circuit City Stores - Circuit City Group..............       10,350
      4,100  Home Depot Inc.++.....................................      187,318
      5,500  Limited Inc...........................................       93,844
      2,200  Lowe's Companies Inc..................................       97,900
      1,000  Walgreen Company......................................       41,813
                                                                     -----------
                                                                         573,125
                                                                     -----------
             TELECOMMUNICATIONS SERVICES - 5.5%
      4,800  AT&T Corporation......................................       83,100
        900  BellSouth Corporation.................................       36,844
      1,800  Global Crossing, Ltd.+................................       25,763
      4,700  Nextel Communications, Inc............................      116,325
      6,000  Qwest Communications International, Inc.+.............      246,000
      8,700  SBC Communications Inc................................      415,425
      2,500  Sprint Corporation (FON Group)........................       50,781
      4,600  Verizon Communications................................      230,575
      2,400  WorldCom, Inc.+.......................................       33,750
                                                                     -----------
                                                                       1,238,563
                                                                     -----------
             TOBACCO - 0.7%
      3,400  Philip Morris Companies Inc...........................      149,600
                                                                     -----------
             TOTAL COMMON STOCKS
               (Cost $20,122,660)..................................   21,953,109
                                                                     -----------
             INVESTMENT COMPANIES - 3.2%
               (Cost $725,000)
    725,000  Nations Cash Reserves#................................      725,000
                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        VALUE
--------------------------------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $20,847,660*)...........................    100.6% $22,678,109
                                                                     -----------
          OTHER ASSETS AND
            LIABILITIES (NET).............................     (0.6)%
          Cash.....................................................  $       175
          Receivable for investment
            securities sold........................................      415,526
          Receivable for Fund shares sold..........................        2,725
          Dividends receivable.....................................       14,729
          Interest receivable......................................       16,454
          Receivable from investment advisor.......................        2,698
          Unamortized organization costs...........................        8,594
          Variation margin/due to broker...........................      (10,010)
          Administration fee payable...............................       (4,382)
          Shareholder servicing and distribution fees payable......     (106,773)
          Payable for investment securities purchased..............     (411,041)
          Accrued Trustees' fees and expenses......................      (14,953)
          Accrued expenses and other liabilities...................      (49,494)
                                                                     -----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET).................     (135,752)
                                                                     -----------
          Net assets......................................    100.0% $22,542,357
                                                              =====  ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment income......................  $     4,743
          Accumulated net realized loss on investments sold and
            futures contracts......................................   (1,260,659)
          Net unrealized appreciation of investments and futures
            contracts..............................................    1,815,123
          Paid-in capital..........................................   21,983,150
                                                                     -----------
          NET ASSETS...............................................  $22,542,357
                                                                     ===========

          NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            ($22,542,357  DIVIDED BY 1,967,553 shares of common
            stock outstanding).....................................  $     11.46
                                                                     ===========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $1,591,976 on investment securities was comprised of gross appreciation of $3,211,256 and gross depreciation of $1,619,280 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $21,086,133.
+    Non-income producing security.
++ All or a portion of security segregated as collateral for futures contracts.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc.

Abbreviation:

ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- VALUE PORTFOLIO
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 2000

  SHARES                                                 VALUE
-----------------------------------------------------------------
            COMMON STOCKS - 95.7%
            AEROSPACE AND DEFENSE - 4.1%
     4,100  B.F. Goodrich Company...................  $   149,138
     3,900  General Dynamics Corporation............      304,200
                                                      -----------
                                                          453,338
                                                      -----------
            AUTOMOTIVE - 1.5%
     3,100  Johnson Controls, Inc...................      161,200
                                                      -----------
            BROADCASTING AND CABLE - 2.3%
     3,700  Comcast Corporation+....................      154,475
     2,200  Viacom Inc.+............................      102,850
                                                      -----------
                                                          257,325
                                                      -----------
            CHEMICALS - BASIC - 1.6%
     2,775  Air Products & Chemicals, Inc...........      113,775
     1,400  E.I. duPont de Nemours and Company......       67,638
                                                      -----------
                                                          181,413
                                                      -----------
            COMMERCIAL BANKING - 4.9%
     3,612  Chase Manhattan Corporation.............      164,120
     5,729  Citigroup Inc...........................      292,537
     2,100  SouthTrust Corporation..................       85,444
                                                      -----------
                                                          542,101
                                                      -----------
            COMPUTER SERVICES - 3.4%
     3,050  Electronic Data Systems Corporation.....      176,138
     3,700  First Data Corporation..................      194,943
                                                      -----------
                                                          371,081
                                                      -----------
            COMPUTERS AND OFFICE EQUIPMENT - 2.1%
     1,675  Adaptec, Inc.+..........................       17,169
     2,500  International Business Machines
            Corporation.............................      212,500
                                                      -----------
                                                          229,669
                                                      -----------
            CONSUMER CREDIT AND MORTGAGES - 10.5%
     4,200  American Express Company................      230,738
     3,000  Fannie Mae..............................      260,249
     3,950  Freddie Mac.............................      272,055
     5,000  MBNA Corporation........................      184,688
     3,850  Providian Financial Corporation.........      221,375
                                                      -----------
                                                        1,169,105
                                                      -----------
            DIVERSIFIED MANUFACTURING - 1.4%
     3,525  Parker Hannifin Corporation.............      155,541
                                                      -----------
  SHARES                                                 VALUE
-----------------------------------------------------------------
            ELECTRIC POWER - NON NUCLEAR - 3.0%
    10,100  TECO Energy, Inc........................  $   326,988
                                                      -----------
            ELECTRIC POWER - NUCLEAR - 3.4%
     2,800  Dominion Resources, Inc.................      187,600
     2,600  FPL Group, Inc..........................      186,550
                                                      -----------
                                                          374,150
                                                      -----------
            ELECTRICAL EQUIPMENT - 1.9%
     4,500  Cooper Industries, Inc..................      206,719
                                                      -----------
            EXPLORATION AND PRODUCTION - 4.6%
     2,200  Anadarko Petroleum Corporation..........      156,376
     3,300  Devon Energy Corporation................      201,201
     3,900  Unocal Corporation......................      150,881
                                                      -----------
                                                          508,458
                                                      -----------
            FOOD PRODUCTS - 1.5%
     6,400  ConAgra, Inc............................      166,400
                                                      -----------
            HEALTH SERVICES - 1.4%
     3,600  Tenet Healthcare Corporation............      159,975
                                                      -----------
            HOUSEHOLD PRODUCTS - 3.0%
     5,400  Fortune Brands, Inc.....................      162,000
     4,800  The Clorox Company......................      170,400
                                                      -----------
                                                          332,400
                                                      -----------
            INSURANCE - 9.9%
     4,050  American International Group, Inc.......      399,177
     2,325  CIGNA Corporation.......................      307,598
     2,700  Jefferson-Pilot Corporation.............      201,825
     3,700  The St. Paul Companies, Inc.............      200,956
                                                      -----------
                                                        1,109,556
                                                      -----------
            INTEGRATED OIL - 6.2%
     2,500  BP Amoco plc, ADR.......................      119,688
     4,600  Exxon Mobil Corporation.................      399,912
     3,000  Phillips Petroleum Company..............      170,625
                                                      -----------
                                                          690,225
                                                      -----------
            INVESTMENT SERVICES - 1.8%
     3,000  Merrill Lynch & Company, Inc............      204,563
                                                      -----------
            LODGING AND RECREATION - 1.0%
     2,500  Marriott International, Inc.,
            Class A.................................      105,625
                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- VALUE PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

  SHARES                                                 VALUE
-----------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES - 1.6%
     1,825  Cardinal Health, Inc....................  $   181,816
                                                      -----------
            METALS AND MINING - 2.0%
     1,800  Minnesota Mining & Manufacturing
            Company.................................      216,900
                                                      -----------
            NATURAL GAS DISTRIBUTION - 1.6%
     2,500  El Paso Energy Corporation##............      179,063
                                                      -----------
            PACKAGING AND CONTAINERS - 0.9%
     3,025  Bemis Company, Inc......................      101,527
                                                      -----------
            PAPER AND FOREST PRODUCTS - 0.8%
     1,800  Weyerhaeuser Company....................       91,350
                                                      -----------
            PHARMACEUTICALS - 0.8%
     1,700  Watson Pharmaceutical, Inc.+............       87,019
                                                      -----------
            RAILROADS, TRUCKING AND SHIPPING - 1.3%
     3,500  FedEx Corporation+......................      139,860
                                                      -----------
            SEMICONDUCTORS - 2.3%
     2,900  Analog Devices, Inc.....................      148,444
     2,200  Texas Instruments Inc...................      104,225
                                                      -----------
                                                          252,669
                                                      -----------
            TELECOMMUNICATIONS SERVICES - 7.3%
     2,500  Qwest Communications
            International, Inc.+....................      102,500
    12,400  Sprint Corporation (FON Group)..........      251,875
     8,986  Verizon Communications..................      450,422
                                                      -----------
                                                          804,797
                                                      -----------
            TOBACCO - 6.4%
     9,400  Philip Morris Companies Inc.............      413,599
    10,700  UST Inc.................................      300,269
                                                      -----------
                                                          713,868
                                                      -----------
            UTILITIES - MISCELLANEOUS - 1.2%
     4,425  American Water Works Company, Inc.......      129,984
                                                      -----------
            TOTAL COMMON STOCKS
              (Cost $9,379,784).....................   10,604,685
                                                      -----------
            INVESTMENT COMPANIES - 5.3% (Cost
              $583,592)
   583,592  Nations Cash Reserves#..................      583,592
                                                      -----------

                                                         VALUE
-----------------------------------------------------------------
          TOTAL INVESTMENTS
            Cost ($9,963,376*).............    101.0% $11,188,277
                                                      -----------
          OTHER ASSETS AND
            LIABILITIES (NET)..............     (1.0)%
          Receivable for investment
            securities sold.........................  $   294,678
          Dividends receivable......................       10,602
          Interest receivable.......................        1,917
          Unamortized organization costs............        8,594
          Collateral on securities loaned...........     (188,592)
          Payable for Fund shares redeemed..........       (1,343)
          Investment advisory fee payable...........          (46)
          Administration fee payable................       (2,088)
          Due to custodian..........................      (10,120)
          Payable for investment securities
            purchased...............................     (194,565)
          Accrued Trustees' fees and
            expenses................................      (13,430)
          Accrued expenses and other
            liabilities.............................      (21,012)
                                                      -----------
          TOTAL OTHER ASSETS AND
            LIABILITIES (NET).......................     (115,405)
                                                      -----------
          NET ASSETS.......................    100.0% $11,072,872
                                               =====  ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment
            income..................................  $     4,752
          Accumulated net realized loss on
            investments sold........................     (186,513)
          Net unrealized appreciation of
            investments.............................    1,224,901
          Paid-in capital...........................   10,029,732
                                                      -----------
          NET ASSETS................................  $11,072,872
                                                      ===========
          NET ASSET VALUE, OFFERING AND
            REDEMPTION PRICE PER SHARE
            ($11,072,872  DIVIDED BY
            980,652 shares of common stock
            outstanding)............................  $     11.29
                                                      ===========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $1,208,252 on investment securities was comprised of gross appreciation of $1,540,724 and gross depreciation of $332,472 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $9,980,025.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $188,592.
##   All or a portion of security was on loan at December 31, 2000.

Abbreviation:

ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 2000

  SHARES                                                               VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS - 54.9%
            AEROSPACE AND DEFENSE - 2.4%
    1,575   B.F. Goodrich Company.................................  $    57,291
    1,500   General Dynamics Corporation..........................      117,000
                                                                    -----------
                                                                        174,291
                                                                    -----------
            AUTOMOTIVE - 0.9%
    1,200   Johnson Controls Inc..................................       62,400
                                                                    -----------
            BROADCASTING AND CABLE - 0.9%
      600   Comcast Corporation+..................................       25,050
      800   Viacom Inc.+..........................................       37,400
                                                                    -----------
                                                                         62,450
                                                                    -----------
            CHEMICALS - BASIC - 0.9%
    1,025   Air Products & Chemicals Inc..........................       42,025
      500   E.I. duPont de Nemours and Company....................       24,156
                                                                    -----------
                                                                         66,181
                                                                    -----------
            COMMERCIAL BANKING - 3.9%
    1,335   Chase Manhattan Corporation...........................       60,659
    2,180   Citigroup Inc.........................................      111,316
    3,000   SouthTrust Corporation................................      122,063
                                                                    -----------
                                                                        294,038
                                                                    -----------
            COMPUTER SERVICES - 2.0%
    1,200   Electronic Data Systems Corporation...................       69,300
    1,400   First Data Corporation................................       73,763
                                                                    -----------
                                                                        143,063
                                                                    -----------
            COMPUTERS AND OFFICE EQUIPMENT - 1.1%
      925   International Business Machines Corporation...........       78,625
                                                                    -----------
            CONSUMER CREDIT AND MORTGAGES - 5.9%
    1,600   American Express Company..............................       87,900
    1,100   Fannie Mae............................................       95,425
    1,375   Freddie Mac...........................................       94,703
    1,850   MBNA Corporation......................................       68,334
    1,450   Providian Financial Corporation.......................       83,375
                                                                    -----------
                                                                        429,737
                                                                    -----------
            DIVERSIFIED MANUFACTURING - 0.8%
    1,375   Parker Hannifin Corporation...........................       60,672
                                                                    -----------
 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            ELECTRIC POWER - NON NUCLEAR - 1.6%
    3,690   TECO Energy, Inc......................................  $   119,464
                                                                    -----------
            ELECTRIC POWER - NUCLEAR - 1.9%
    1,000   Dominion Resources, Inc...............................       67,000
    1,000   FPL Group Inc.........................................       71,750
                                                                    -----------
                                                                        138,750
                                                                    -----------
            ELECTRICAL EQUIPMENT - 1.1%
    1,700   Cooper Industries Inc.................................       78,094
                                                                    -----------
            EXPLORATION AND PRODUCTION - 2.7%
      900   Anadarko Petroleum Corporation........................       63,972
    1,200   Devon Energy Corporation..............................       73,164
    1,500   Unocal Corporation....................................       58,031
                                                                    -----------
                                                                        195,167
                                                                    -----------
            FOOD PRODUCTS - 0.9%
    2,400   ConAgra Inc...........................................       62,400
                                                                    -----------
            HEALTH SERVICES - 0.8%
    1,300   Tenet Healthcare Corporation..........................       57,769
                                                                    -----------
            HOUSEHOLD PRODUCTS - 1.7%
    2,000   Fortune Brands Inc....................................       60,000
    1,800   The Clorox Company....................................       63,900
                                                                    -----------
                                                                        123,900
                                                                    -----------
            INSURANCE - 5.7%
    1,575   American International Group, Inc.....................      155,235
      890   CIGNA Corporation.....................................      117,746
    1,000   Jefferson-Pilot Corporation...........................       74,750
    1,400   The St. Paul Companies, Inc...........................       76,038
                                                                    -----------
                                                                        423,769
                                                                    -----------
            INTEGRATED OIL - 3.5%
      900   BP Amoco plc, ADR.....................................       43,088
    1,700   Exxon Mobil Corporation...............................      147,793
    1,100   Phillips Petroleum Company............................       62,563
                                                                    -----------
                                                                        253,444
                                                                    -----------
            INVESTMENT SERVICES - 1.1%
    1,150   Merrill Lynch & Company Inc...........................       78,416
                                                                    -----------
            LODGING AND RECREATION - 0.5%
      900   Marriott International Inc., Class A..................       38,025
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

 SHARES                                                               VALUE
-------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES - 0.9%
      650   Cardinal Health, Inc..................................  $    64,756
                                                                    -----------
            METALS AND MINING - 1.2%
      700   Minnesota Mining & Manufacturing Company..............       84,350
                                                                    -----------
            NATURAL GAS
              DISTRIBUTION - 0.9%
      900   El Paso Energy Corporation##..........................       64,463
                                                                    -----------
            PACKAGING AND CONTAINERS - 0.5%
    1,125   Bemis Company, Inc....................................       37,758
                                                                    -----------
            PAPER AND FOREST
              PRODUCTS - 0.5%
      700   Weyerhaeuser Company..................................       35,525
                                                                    -----------
            PHARMACEUTICALS - 0.4%
      600   Watson Pharmaceutical, Inc.+..........................       30,713
                                                                    -----------
            RAILROADS, TRUCKING AND SHIPPING - 0.7%
    1,300   FedEx Corporation+....................................       51,948
                                                                    -----------
            SEMICONDUCTORS - 1.0%
      625   Analog Devices, Inc...................................       31,992
      800   Texas Instruments Inc.................................       37,900
                                                                    -----------
                                                                         69,892
                                                                    -----------
            TELECOMMUNICATIONS SERVICES - 4.0%
      900   Qwest Communications International, Inc.+.............       36,900
    4,700   Sprint Corporation (FON Group)........................       95,469
    3,400   Verizon Communications................................      170,424
                                                                    -----------
                                                                        302,793
                                                                    -----------
            TOBACCO - 3.7%
    3,600   Philip Morris Companies Inc...........................      158,400
    4,000   UST Inc...............................................      112,250
                                                                    -----------
                                                                        270,650
                                                                    -----------
            UTILITIES - MISCELLANEOUS - 0.8%
    1,975   American Water Works Company, Inc.....................       58,016
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $3,538,577).................    4,011,519
                                                                    -----------

PRINCIPAL
 AMOUNT                                                               VALUE
 ------                                                               -----
-------------------------------------------------------------------------------
            CORPORATE BONDS AND
              NOTES - 14.8%
            AEROSPACE AND DEFENSE - 0.4%
 $ 25,000   Raytheon Company,
            7.900% 03/01/03.......................................  $    25,699
                                                                    -----------
            AIRLINES - 0.4%
   30,000   US Airways, Inc.,
            8.020% 02/05/19.......................................       31,817
                                                                    -----------
            AUTOMOTIVE - 0.4%
   30,000   Toyota Motor Credit Corporation,
            5.625% 11/13/03.......................................       29,669
                                                                    -----------
            BEVERAGES - 0.4%
   30,000   Pepsi Bottling Holdings, Inc.,
            5.375% 02/17/04^......................................       29,309
                                                                    -----------
            BROADCASTING AND CABLE - 0.8%
   30,000   Clear Channel Communications, Inc.,
            7.875% 06/15/05.......................................       31,002
   25,000   Time Warner Inc.,
            8.110% 08/15/06.......................................       26,762
                                                                    -----------
                                                                         57,764
                                                                    -----------
            COMMERCIAL BANKING - 1.5%
   25,000   Abbey National plc,
            6.690% 10/17/05.......................................       25,239
   30,000   Chase Manhattan Corporation,
            5.750% 04/15/04.......................................       29,354
   30,000   PNC Funding Corporation,
            7.000% 09/01/04.......................................       30,346
   30,000   Wells Fargo & Company,
            6.625% 07/15/04.......................................       30,411
                                                                    -----------
                                                                        115,350
                                                                    -----------
            COMMERCIAL SERVICES - 0.3%
   30,000   Comdisco, Inc.,
            9.500% 08/15/03.......................................       23,100
                                                                    -----------
            COMPUTER SERVICES - 0.4%
   30,000   Electronic Data Systems Corporation,
            6.850% 10/15/04.......................................       30,507
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            DIVERSIFIED
              ELECTRONICS - 0.2%
 $ 15,000   Arrow Electronics, Inc.,
            7.803%^^ 10/05/01.....................................  $    14,999
                                                                    -----------
            ELECTRIC POWER - NON NUCLEAR - 0.4%
   30,000   National Rural Utilities Cooperative Finance
            Corporation,
            6.125% 05/15/05.......................................       29,876
                                                                    -----------
            FINANCE - MISCELLANEOUS - 2.6%
   30,000   Capital One Bank,
            8.250% 06/15/05.......................................       30,434
   30,000   Caterpillar Financial Services Corporation,
            6.875% 08/01/04.......................................       30,397
   25,000   CIT Group, Inc.,
            7.500% 11/14/03.......................................       25,333
   25,000   Finova Capital Corporation,
            7.250% 11/08/04.......................................       15,013
   25,000   Heller Financial, Inc.,
            6.000% 03/19/04.......................................       24,369
   30,000   Household Finance Corporation,
            5.875% 02/01/09.......................................       27,705
   15,000   Nisource Finance Corporation,
            7.500% 11/15/03.......................................       15,394
   25,000   Washington Mutual, Inc.,
            7.500% 08/15/06.......................................       25,591
                                                                    -----------
                                                                        194,236
                                                                    -----------
            FOOD AND DRUG
              STORES - 0.6%
   15,000   Fred Meyer, Inc.,
            7.450% 03/01/08.......................................       15,279
   25,000   Safeway Inc., Sr. Notes,
            7.250% 09/15/04.......................................       25,656
                                                                    -----------
                                                                         40,935
                                                                    -----------
            FOOD PRODUCTS - 0.3%
   20,000   Unilever Capital Corporation,
            7.125% 11/01/10.......................................       20,950
                                                                    -----------
            HEALTH SERVICES - 0.1%
    5,000   HCA-The Healthcare Corporation,
            8.750% 09/01/10.......................................        5,280
                                                                    -----------
PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            HEAVY MACHINERY - 0.3%
 $ 30,000   Case Credit Corporation,
            6.125% 02/15/03.......................................  $    18,404
                                                                    -----------
            INSURANCE - 0.4%
   25,000   American General Finance Corporation,
            7.450% 01/15/05.......................................       25,956
                                                                    -----------
            INVESTMENT SERVICES - 1.3%
   30,000   Bear Stearns Companies, Inc.,
            7.800% 08/15/07.......................................       30,950
   15,000   Goldman Sachs Group, LP,
            6.625% 12/01/04^......................................       15,079
   25,000   Merrill Lynch & Company, Inc.,
            6.000% 07/15/05.......................................       24,438
   30,000   Morgan Stanley Dean Witter and Company,
            7.750% 06/15/05.......................................       31,568
                                                                    -----------
                                                                        102,035
                                                                    -----------
            NATURAL GAS PIPELINES - 0.4%
   30,000   KN Energy, Inc.,
            6.450% 03/01/03.......................................       29,923
                                                                    -----------
            OIL REFINING AND MARKETING - 1.4%
   25,000   Conoco Inc., Class A,
            5.900% 04/15/04.......................................       24,752
   15,000   Norcen Energy Resources Ltd.,
            7.800% 07/02/08.......................................       15,725
   15,000   PDV America Inc., Gtd. Sr.
            Notes,
            7.875% 08/01/03.......................................       14,640
   15,000   Union Oil Company of
            California,
            7.500% 02/15/29.......................................       14,977
   30,000   USX Corporation,
            6.650% 02/01/06.......................................       29,994
                                                                    -----------
                                                                        100,088
                                                                    -----------
            PHARMACEUTICALS - 0.4%
   30,000   Pharmacia Corporation,
            6.600% 12/01/28.......................................       28,669
                                                                    -----------
            RAILROADS, TRUCKING AND SHIPPING - 0.4%
   30,000   Union Tank Car Company,
            6.680% 01/15/08.......................................       30,189
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            SEMICONDUCTORS - 0.4%
 $ 30,000   Compaq Computer Corporation,
            7.450% 08/01/02.......................................  $    29,947
                                                                    -----------
            TELECOMMUNICATIONS SERVICES - 1.0%
   15,000   British Telecommunications plc,
            7.625% 12/15/05##.....................................       15,179
    5,000   Global Crossing Holdings Ltd.,
            9.125% 11/15/06.......................................        4,750
   15,000   Qwest Capital Securities,
            7.750% 08/15/06.......................................       15,627
   25,000   Sprint Capital Corporation,
            6.875% 11/15/28.......................................       20,215
   15,000   Verizon Global Funding Corporation,
            7.250% 12/01/10.......................................       15,314
                                                                    -----------
                                                                         71,085
                                                                    -----------
            TOTAL CORPORATE BONDS AND NOTES (Cost $1,079,604).....    1,085,787
                                                                    -----------
            FOREIGN BONDS AND
              NOTES - 1.0%
   25,000   AT&T Canada Inc.,
            9.26%*** 06/15/08.....................................       20,446
   30,000   Corporate Andina De Fomento,
            8.875% 06/01/05.......................................       31,997
   25,000   Tyco International Group SA,
            6.875% 01/15/29.......................................       23,458
                                                                    -----------
            TOTAL FOREIGN BONDS AND NOTES (Cost $72,195)..........       75,901
                                                                    -----------
            MORTGAGE-BACKED SECURITIES - 21.9%
            COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.2%
   50,000   Chase Manhattan Bank - First
            Union National, Series 1999-1,
            Class A2, 7.439% 07/15/09.............................       53,047
   50,000   Commercial Mortgage Acceptance Corporation,
            Series 1999-C1, Class A2,
            7.030% 05/15/09.......................................       51,800
   50,000   Commercial Mortgage Asset Trust, Series 1999-C1,
            Class A3,
            6.640% 09/17/10.......................................       50,716
PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
 $ 50,000   DLJ Commercial Mortgage Corporation, Series 1999-CG3,
            Class A1B,
            7.340% 09/10/09.......................................  $    53,004
   50,000   First Union National Bank Commercial Mortgage,
            Series 1999-C4,
            Class A2,
            7.390% 11/15/09.......................................       53,001
   50,000   First Union-Chase Commercial Mortgage,
            Series 1999-C2, Class A2,
            6.645% 04/15/09.......................................       50,940
   50,000   PNC Mortgage Acceptance Corporation, Series 1999-CM1,
            Class A1-B,
            7.330% 10/10/09.......................................       52,748
   50,000   PNC Mortgage Acceptance Corporation, Series 2000-C1,
            Class A2,
            7.610% 02/15/10.......................................       53,481
   50,000   Salomon Brothers Mortgage Securities, Series 2000-C1,
            Class A2,
            7.520% 12/18/09.......................................       53,218
   50,000   Salomon Brothers Mortgage Securities, Series 2000-C2,
            Class A2,
            7.455% 04/18/10.......................................       53,059
                                                                    -----------
                                                                        525,014
                                                                    -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES - 13.0%
   75,000   7.250% 01/15/10.......................................       81,446
  154,115   6.500% 06/01/14.......................................      154,066
  431,047   6.500% 05/01/30.......................................      425,119
   64,652   6.500% 05/01/30.......................................       63,763
  225,000   8.000% 05/01/30.......................................      230,555
                                                                    -----------
                                                                        954,949
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- BALANCED ASSETS PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES - 1.7%
 $120,620   8.000% 08/15/30.......................................  $   123,787
                                                                    -----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $1,547,898)...................................    1,603,750
                                                                    -----------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.5%
              (Cost $181,073)
            FEDERAL HOME LOAN BANK (FHLB) - 2.5%
  180,000   6.875% 07/18/02.......................................      183,065
                                                                    -----------
            U.S. TREASURY
              OBLIGATIONS - 5.0%
            U.S. TREASURY NOTES - 2.5%
   40,000   5.875% 11/30/01.......................................       40,100
   40,000   5.750% 11/30/02.......................................       40,375
  105,000   6.250% 02/15/03.......................................      107,214
                                                                    -----------
                                                                        187,689
                                                                    -----------
            U.S. TREASURY STRIPS - 2.5%
   45,000   Interest only
            5.25%** 02/15/10......................................       28,027
   90,000   Interest only
            5.70%** 08/15/19......................................       31,577
  250,000   Interest only
            5.70%** 05/15/20##....................................       84,181
  160,000   Principal only
            5.63%** 11/15/27##....................................       35,950
                                                                    -----------
                                                                        179,735
                                                                    -----------
            TOTAL U.S. TREASURY OBLIGATIONS (Cost $360,501).......      367,424
                                                                    -----------
 SHARES
 ------
            INVESTMENT COMPANIES - 6.3%
              (Cost $460,210)
  460,210   Nations Cash Reserves#................................      460,210
                                                                    -----------

                                                                        VALUE
-------------------------------------------------------------------------------
          TOTAL INVESTMENTS
               (Cost $7,240,058*)........................... 106.4%   7,787,656
                                                                    -----------

                                                                        VALUE
-------------------------------------------------------------------------------
          OTHER ASSETS AND
            LIABILITIES (NET)...........................     (6.4)%
          Receivable for investment
            securities sold.......................................  $    95,243
          Receivable for Fund shares sold.........................          590
          Dividends receivable....................................        4,234
          Interest receivable.....................................       43,629
          Receivable from investment advisor......................        1,684
          Unamortized organization costs..........................        8,594
          Collateral on securities loaned.........................     (126,910)
          Administration fee payable..............................       (1,386)
          Due to custodian........................................       (8,854)
          Payable for investment securities purchased.............     (451,309)
          Accrued Trustees' fees and expenses.....................      (14,875)
          Accrued expenses and other liabilities..................      (16,867)
                                                                    -----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)................     (466,227)
                                                                    -----------
          NET ASSETS.....................................    100.0% $ 7,321,429
                                                                    ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment income.....................  $     3,181
          Accumulated net realized loss on investments sold.......     (264,196)
          Net unrealized appreciation of investments..............      547,598
          Paid-in capital.........................................    7,034,846
                                                                    -----------
          NET ASSETS..............................................  $ 7,321,429
                                                                    ===========
          NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            ($7,321,429  DIVIDED BY 722,588 shares of common stock
            outstanding)..........................................  $     10.13
                                                                    ===========

-----------------

* Federal Income Tax Information: Net unrealized appreciation of $545,227 on investment securities was comprised of gross appreciation of $672,245 and gross depreciation of $127,018 for federal income tax purposes. At
     December 31, 2000, the aggregate cost of securities for federal income tax purposes was $7,242,429.
**   Rate represents annualized yield at date of purchase.
*** Zero coupon security. The rate shown reflects the yield to maturity at December 31, 2000.
^ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
^^ Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2000.
+    Non-income producing security.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $126,910.
##   All or a portion of security was on loan at December 31, 2000.

Abbreviation:

ADR   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- HIGH YIELD BOND PORTFOLIO
 STATEMENT OF NET ASSETS                                    DECEMBER 31, 2000

  SHARES                                                               VALUE
-------------------------------------------------------------------------------
            COMMON STOCKS - 2.7%
            BROADCASTING AND CABLE - 0.3%
    1,205   Charter
            Communications, Inc.+.................................  $    27,338
                                                                    -----------
            ELECTRIC POWER - NON NUCLEAR - 0.2%
    1,020   P G & E Corporation...................................       20,400
                                                                    -----------
            HEALTH SERVICES - 0.7%
    2,485   Apria Healthcare Group Inc.+..........................       73,929
                                                                    -----------
            LODGING AND RECREATION - 0.5%
    1,145   Argosy Gaming Company+................................       21,970
    2,005   Pinnacle Entertainment, Inc.+.........................       27,067
                                                                    -----------
                                                                         49,037
                                                                    -----------
            METALS AND MINING - 0.5%
    2,645   Placer Dome Inc.......................................       25,458
    1,400   USX - U.S. Steel Group Inc............................       25,200
                                                                    -----------
                                                                         50,658
                                                                    -----------
            PAPER AND FOREST
              PRODUCTS - 0.3%
    3,000   Abitibi-Consolidated Inc..............................       27,563
                                                                    -----------
            TELECOMMUNICATIONS SERVICES - 0.2%
      910   Sprint Corporation (PCS Group)........................       18,598
                                                                    -----------
            TOTAL COMMON STOCKS (Cost $229,702)...................      267,523
                                                                    -----------
PRINCIPAL
 AMOUNT
 --------
            CONVERTIBLE BONDS AND NOTES - 4.2%
            BROADCASTING AND CABLE - 1.2%
 $175,000   Telewest Finance,
            6.00% 07/07/05^.......................................      115,917
                                                                    -----------
            METALS AND MINING - 0.7%
   40,000   Agnico-Eagle Mines Ltd.,
            3.50% 01/27/04........................................       27,300
   50,000   Battle Mountain Gold
            Company,
            6.00% 01/04/05........................................       42,414
                                                                    -----------
                                                                         69,714
                                                                    -----------

PRINCIPAL
 AMOUNT                                                               VALUE
 ------                                                               -----
-------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT - 0.4%
 $ 70,000   Efficient Networks, Inc.,
            5.00% 03/15/05........................................  $    35,263
                                                                    -----------
            REAL ESTATE - 0.5%
   60,000   Security Capital U.S. Realty,
            2.00% 05/22/03(d).....................................       51,525
                                                                    -----------
            SOFTWARE - 0.4%
  100,000   Digital Island Inc.,
            6.00% 02/15/05........................................       21,625
   95,000   Internet Capital Group, Inc.,
            5.50% 12/21/04........................................       22,325
                                                                    -----------
                                                                         43,950
                                                                    -----------
            TELECOMMUNICATIONS SERVICES - 1.0%
  110,000   At Home Corporation,
            4.75% 12/15/06........................................       55,550
   80,000   PTEK Holdings, Inc.,
            5.75% 07/01/04........................................       40,300
                                                                    -----------
                                                                         95,850
                                                                    -----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $520,659).....................................      412,219
                                                                    -----------
            CORPORATE BONDS AND
              NOTES - 81.6%
            AIRLINES - 0.8%
   20,000   Airtran Airlines Inc.,
            10.50% 04/15/01.......................................       19,700
   65,000   Valujet Inc.,
            10.25% 04/15/01.......................................       63,700
                                                                    -----------
                                                                         83,400
                                                                    -----------
            APPAREL AND TEXTILES - 0.5%
   55,000   Anvil Knitwear, Inc.,
            10.88% 03/15/07.......................................       46,750
                                                                    -----------
            AUTOMOTIVE - 0.8%
   95,000   Mark IV Industries, Inc.,
            7.50% 09/01/07........................................       74,786
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- HIGH YIELD BOND PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            BROADCASTING AND CABLE - 14.6%
 $ 55,000   Adelphia Communications Corporation,
            9.38% 11/15/09........................................  $    48,400
   85,000   Benedek Communications,
            (0.00)% due 05/15/06
            13.25% beginning 05/01/01.............................       59,500
   60,000   Big City Radio, Inc.,
            (0.00)% due 03/15/05
            11.25% beginning 03/01/01.............................       21,000
  120,000   British Sky Broadcasting
            Group plc,
            6.88% 02/23/09........................................      104,780
  135,000   Cablevision SA,
            13.75% 04/30/07.......................................      100,575
  120,000   Charter Communications Holdings LLC,
            8.63% 04/01/09........................................      108,900
  180,000   NTL Communications Corporation,
            11.88% 10/01/10^......................................      160,200
  100,000   NTL Inc.,
            12.75% 04/15/05.......................................       94,000
   85,000   NTL Inc.,
            (0.00)% due 04/01/08
            9.75% beginning 04/01/03..............................       46,750
   75,000   Radio Unica Corporation,
            (0.00)% due 08/01/06
            11.75% beginning 08/01/02.............................       47,250
  170,000   Rogers Cable Systems,
            10.13% 09/01/12.......................................      178,712
   90,000   Sirius Satellite Radio Inc.,
            14.50% 05/15/09.......................................       61,200
  210,000   UIH Australia/Pacific Inc.,
            (0.00)% due 05/15/06
            14.00% beginning 05/01/01.............................      142,800
  110,000   United Pan-Europe Communications N.V.,
            (0.00)% due 08/01/09
            12.50% beginning 08/01/04.............................       33,550
   80,000   United Pan-Europe Communications N.V.,
            11.25% 02/01/10.......................................       51,600
PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            BROADCASTING AND CABLE (CONTINUED)
 $200,000   United Pan-Europe Communications N.V., ##
            11.50% 02/01/10.......................................  $   130,500
  150,000   UnitedGlobalCom Inc.,
            (0.00)% due 02/15/08
            10.75% beginning 02/15/03.............................       61,500
                                                                    -----------
                                                                      1,451,217
                                                                    -----------
            CHEMICALS - SPECIALTY - 0.2%
   65,000   General Chemical Industrial Products,
            10.63% 05/01/09.......................................       21,450
                                                                    -----------
            COMMERCIAL BANKING - 1.5%
  150,000   Golden State Holdings, Escrow Corporation,
            7.00% 08/01/03........................................      144,672
                                                                    -----------
            COMMERCIAL SERVICES - 0.1%
   15,000   Intertek Finance plc,
            10.25% 11/01/06.......................................        7,800
                                                                    -----------
            COMPUTER SERVICES - 1.5%
  160,000   Unisys Corporation,
            7.88% 04/01/08........................................      148,400
                                                                    -----------
            CONSTRUCTION - 0.2%
   20,000   USG Corporation,
            9.25% 09/15/01........................................       18,700
                                                                    -----------
            CONSUMER SERVICES - 0.4%
   40,000   Jafra Cosmetics International, Inc.,
            11.75% 05/01/08.......................................       38,000
                                                                    -----------
            DIVERSIFIED ELECTRONICS - 0.8%
   85,000   Knowles Electronics Inc.,
            13.13% 10/15/09.......................................       80,750
                                                                    -----------
            DIVERSIFIED
              MANUFACTURING - 0.5%
   50,000   GenTek, Inc.,
            11.00% 08/01/09.......................................       50,000
                                                                    -----------
            ELECTRIC POWER - NON NUCLEAR - 7.5%
  100,000   AES Corporation,
            8.75% 12/15/02^.......................................      100,375

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- HIGH YIELD BOND PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            ELECTRIC POWER - NON NUCLEAR (CONTINUED)
 $ 95,000   AES Corporation,
            9.38% 09/15/10........................................  $    97,138
  150,000   AES Eastern Energy,
            9.67% 01/02/29^.......................................      149,205
  100,000   CMS Energy Corporation,
            9.88% 10/15/07........................................      104,173
   20,000   Edison International,
            6.88% 09/15/04........................................       16,631
   25,000   Southern California Edison
            Company,
            7.20% 11/03/03........................................       21,445
   90,000   Tiverton Rumford Power Association,
            9.00% 07/15/18^.......................................       90,545
   30,000   Western Resources, Inc.,
            6.25% 08/15/03........................................       28,189
  140,000   Western Resources, Inc.,
            6.88% 08/01/04........................................      133,309
                                                                    -----------
                                                                        741,010
                                                                    -----------
            ENERGY - MISCELLANEOUS - 1.3%
  140,000   ESI Tractebel Acquisition Corporation,
            7.99% 12/30/11........................................      131,652
                                                                    -----------
            EXPLORATION AND PRODUCTION - 3.4%
  130,000   Husky Oil Ltd.,
            8.90% 08/15/28........................................      130,610
  105,000   Ocean Energy, Inc.,
            8.25% 07/01/18........................................      100,669
  100,000   Triton Energy Ltd.,
            8.88% 10/01/07........................................      101,125
                                                                    -----------
                                                                        332,404
                                                                    -----------
            HEALTH SERVICES - 8.8%
  150,000   Apria Healthcare Group Inc.,
            9.50% 11/01/02........................................      149,625
   75,000   Columbia/HCA Healthcare Corporation,
            7.50% 11/15/95........................................       62,180
  115,000   Fountain View Inc.,
            11.25% 04/15/08.......................................       46,000
  210,000   Kelso and Company,
            12.75% 10/01/09.......................................      227,850
PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            HEALTH SERVICES (CONTINUED)
 $ 95,000   Magellan Health Services, Inc.,
            9.00% 02/15/08........................................  $    66,500
  305,000   Per-Se Technologies, Inc.,
            9.50% 02/15/05........................................      228,750
   90,000   Team Health, Inc.,
            12.00% 03/15/09.......................................       85,050
                                                                    -----------
                                                                        865,955
                                                                    -----------
            HEAVY MACHINERY - 0.2%
   85,000   Harnischfeger Industries, Inc.,
            7.25% 12/15/25(a) (b).................................       20,400
                                                                    -----------
            HOUSEHOLD PRODUCTS - 0.5%
   70,000   Revlon Consumer Products,
            8.13% 02/01/06........................................       50,750
                                                                    -----------
            INSURANCE - 0.5%
   65,000   Conseco, Inc.,
            8.75% 02/09/04........................................       47,450
                                                                    -----------
            LODGING AND RECREATION - 9.9%
   60,000   Argosy Gaming Company,
            10.75% 06/01/09.......................................       62,550
  110,000   Bally Total Fitness Holding Corporation,
            9.88% 10/15/07........................................      102,025
   80,000   Boca Resorts, Inc.,
            9.88% 04/15/09........................................       73,600
   95,000   Felcor Lodging LP,
            9.50% 09/15/08........................................       94,050
   75,000   Hasbro, Inc.,
            7.95% 03/15/03........................................       67,545
  110,000   ITT Corporation,
            7.38% 11/15/15........................................      101,928
   25,000   La Quinta Inns, Inc.,
            7.40% 09/15/05........................................       19,000
  150,000   Mandalay Resort Group, ##
            9.50% 08/01/08........................................      148,500
  100,000   Park Place Entertainment Corporation,
            8.88% 09/15/08........................................      101,000
   65,000   Royal Caribbean Cruises Ltd.,
            7.25% 03/15/18........................................       52,933
   40,000   Royal Caribbean Cruises Ltd.,
            7.50% 10/15/27........................................       32,101

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- HIGH YIELD BOND PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            LODGING AND RECREATION (CONTINUED)
 $ 50,000   Station Casinos, Inc.,
            9.88% 07/01/10........................................  $    51,313
   70,000   Venetian Casino Resort LLC,
            12.25% 11/15/04.......................................       68,600
                                                                    -----------
                                                                        975,145
                                                                    -----------
            MEDICAL DEVICES AND SUPPLIES - 1.7%
  130,000   Alaris Medical Systems,
            9.75% 12/01/06........................................       52,000
   65,000   DJ Orthopedics LLC,
            12.63% 06/15/09.......................................       60,450
   55,000   Fresenius Medical Capital
            Trust I,
            9.00% 12/01/06........................................       52,800
                                                                    -----------
                                                                        165,250
                                                                    -----------
            METALS AND MINING - 1.8%
   80,000   Algoma Steel Inc.,
            12.38% 07/15/05.......................................       28,200
   50,000   Commonwealth Industries, Inc.,
            10.75% 10/01/06.......................................       45,500
   60,000   Great Central Mines Ltd.,
            8.88% 04/01/08........................................       47,400
   75,000   Ormet Corporation,
            11.00% 08/15/08^......................................       57,750
                                                                    -----------
                                                                        178,850
                                                                    -----------
            NATURAL GAS DISTRIBUTION - 0.3%
   40,000   Energy Corporation of America,
            9.50% 05/15/07........................................       31,700
                                                                    -----------
            OILFIELD SERVICES - 1.0%
   30,000   Grant Prideco Inc.,
            9.63% 12/01/07^.......................................       30,975
   70,000   R&B Falcon Corporation,
            7.38% 04/15/18........................................       63,700
                                                                    -----------
                                                                         94,675
                                                                    -----------
            PACKAGING AND
              CONTAINERS - 0.5%
   75,000   Crown Cork & Seal Company, Inc.,
            8.00% 04/15/23........................................       31,500
PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            PACKAGING AND
              CONTAINERS (CONTINUED)
 $ 35,000   Crown Cork & Seal
            Finance plc,
            7.00% 12/15/06........................................  $    17,850
                                                                    -----------
                                                                         49,350
                                                                    -----------
            PHARMACEUTICALS - 1.0%
  105,000   Caremark Rx, Inc.,
            7.38% 10/01/06........................................       95,550
                                                                    -----------
            PUBLISHING AND
              ADVERTISING - 2.3%
  100,000   American Color Graphics,
            12.75% 08/01/05.......................................       92,000
   95,000   Marvel Enterprises, Inc.,
            12.00% 06/15/09.......................................       39,900
  115,000   Ziff Davis Media, Inc., ##
            12.00% 07/15/10^......................................       90,275
                                                                    -----------
                                                                        222,175
                                                                    -----------
            RAILROADS, TRUCKING AND SHIPPING - 1.1%
   85,000   Ermis Maritime Holdings Ltd.,
            12.50% 03/15/06(a)....................................       24,650
   85,000   Pegasus Shipping Hellas,
            11.88% 11/15/04(a)....................................       29,750
   80,000   Sea Containers Ltd.,
            7.88% 02/15/08........................................       52,400
                                                                    -----------
                                                                        106,800
                                                                    -----------
            REAL ESTATE - 0.6%
   65,000   CB Richard Ellis Services Inc.,
            8.88% 06/01/06........................................       57,850
                                                                    -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.4%
  115,000   BF Saul,
            9.75% 04/01/08........................................       97,175
  185,000   Crescent Real Estate
            Equities LP,
            7.00% 09/15/02........................................      177,413
   70,000   Meditrust Companies,
            7.82% 09/10/26........................................       58,800
                                                                    -----------
                                                                        333,388
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- HIGH YIELD BOND PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            RESTAURANTS - 0.4%
 $ 85,000   Advantica Restaurant Group, Inc.,
            11.25% 01/15/08.......................................  $    39,100
                                                                    -----------
            SPECIALTY STORES - 0.5%
  120,000   Hollywood Entertainment Corporation,
            10.63% 08/15/04.......................................       48,000
                                                                    -----------
            TELECOMMUNICATIONS SERVICES - 11.6%
   75,000   360networks Inc.,
            13.00% 05/01/08.......................................       60,000
  150,000   Call-Net Enterprises, Inc.,
            9.38% 05/15/09........................................       64,500
   45,000   COLO.com,
            13.88% 03/15/10^......................................       28,350
   80,000   Exodus Communications Inc.,
            11.25% 07/01/08.......................................       71,200
   70,000   Flag Telecom Holdings Ltd., ##
            11.63% 03/30/10.......................................       54,600
  200,000   Hermes Europe Railtel BV,
            11.50% 08/15/07.......................................       82,000
   80,000   HighwayMaster Communications, Inc.,
            13.75% 09/15/05.......................................       30,400
   85,000   IMPSAT Fiber Networks, Inc.,
            13.75% 02/15/05.......................................       56,100
   70,000   Level 3 Communications, Inc.,
            9.13% 05/01/08........................................       56,525
  145,000   Millicom International Cellular SA,
            (0.00)% due 06/01/06
            13.50% beginning 06/01/01.............................      113,825
  155,000   Nextel International Inc.,
            12.75% 08/01/10^......................................      124,000
   10,000   Nextlink Communications,
            10.75% 11/15/08.......................................        8,250
   80,000   Orion Network Systems, Inc.,
            (0.00)% due 01/15/07
            12.50% beginning 01/01/02.............................       20,800
   40,000   Orius Capital Corporation,
            12.75% 02/01/10.......................................       30,400
   80,000   Pagemart Nationwide,
            15.00% 02/01/05.......................................       56,000
   55,000   PSINet, Inc.,
            11.50% 11/01/08.......................................       14,850
PRINCIPAL
 AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES (CONTINUED)
 $ 70,000   RCN Corporation,
            10.13% 01/15/10.......................................  $    35,700
  185,000   Voicestream Wireless,
            10.38% 11/15/09.......................................      198,181
   50,000   XO Communications Inc.,
            10.75% 06/01/09.......................................       41,000
                                                                    -----------
                                                                      1,146,681
                                                                    -----------
            UTILITIES - MISCELLANEOUS - 1.4%
  125,000   Aes Drax Holdings Ltd.,
            10.41% 12/31/20.......................................      133,480
                                                                    -----------
            TOTAL CORPORATE BONDS AND NOTES (Cost $8,793,225).....    8,033,540
                                                                    -----------
            FOREIGN BONDS AND
              NOTES - 1.6%
  100,000   Octel Developments plc,
            10.00% 05/01/06.......................................       94,000
   80,000   ONO Finance plc,
            14.00% 07/15/10^......................................       59,337
                                                                    -----------
            TOTAL FOREIGN BONDS AND NOTES (Cost $148,467).........      153,337
                                                                    -----------

 SHARES
 ------
            PREFERRED STOCKS - 4.1%
            BROADCASTING AND CABLE - 1.3%
    1,320   Paxson Communications Corporation+(c).................      126,720
                                                                    -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.4%
    1,750   Sovereign REIT^.......................................      140,000
                                                                    -----------
            TELECOMMUNICATIONS SERVICES - 1.4%
    1,440   Nextel Communications,
            Inc.+(c)..............................................      138,960
                                                                    -----------
            TOTAL PREFERRED STOCKS (Cost $443,510)................      405,680
                                                                    -----------
            INVESTMENT COMPANIES - 7.3%
              (Cost $716,025)
  716,025   Nations Cash Reserves#................................      716,025
                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds

NATIONS ANNUITY TRUST -- HIGH YIELD BOND PORTFOLIO
 STATEMENT OF NET ASSETS (CONTINUED)                        DECEMBER 31, 2000

                                                                          VALUE
-------------------------------------------------------------------------------
          TOTAL INVESTMENTS (Cost $10,851,588*)..........    101.5% $ 9,988,324
                                                                    -----------
           OTHER ASSETS AND LIABILITIES (NET)............    (1.5)%
           Cash...................................................  $       554
           Dividends receivable...................................        3,237
           Interest receivable....................................      282,707
           Unrealized depreciation on forward foreign exchange
            contracts.............................................       (3,046)
           Collateral on securities loaned........................     (363,025)
           Investment advisory fee payable........................          (99)
           Administration fee payable.............................       (1,882)
           Payable for investment securities purchased............      (49,800)
           Accrued Trustees' fees and expenses....................       (4,790)
           Accrued expenses and other liabilities.................       (9,100)
                                                                    -----------
           TOTAL OTHER ASSETS AND LIABILITIES (NET)...............     (145,244)
                                                                    -----------
           NET ASSETS....................................    100.0% $ 9,843,080
                                                             =====  ===========
          NET ASSETS CONSIST OF:
           Distributions in excess of net investment income.......  $    (8,845)
           Accumulated net realized loss on investments sold,
            foreign currencies and net other assets...............     (192,991)
           Net unrealized depreciation of investments, foreign
            currencies and net other assets.......................     (866,047)
           Paid-in capital........................................   10,910,963
                                                                    -----------
           NET ASSETS.............................................  $ 9,843,080
                                                                    ===========

                                                                          VALUE
-------------------------------------------------------------------------------
          NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
            ($9,843,080  DIVIDED BY 1,099,022 shares of common stock
            outstanding)..........................................  $      8.96
                                                                    ===========

-----------------

* Federal Income Tax Information: Net unrealized depreciation of $866,638 on investment securities was comprised of gross appreciation of $222,080 and gross depreciation of $1,088,718 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purposes was $10,854,962.
+    Non-income producing security.
^ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and sub-advised by Banc of America Capital
     Management, Inc. A portion of this amount represents cash collateral received from securities lending activity (Note 9). The portion that represents cash collateral is $363,025.
##   All or a portion of security was on loan at December 31, 2000.
(a)  Issue in default.
(b)  Issuer in bankruptcy.
(c) PIK (Payment in kind). Interest or dividend payment is made with additional securities.
(d)  Fair valued investment.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                        [Intentionally left blank page]

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                           INTERNATIONAL  INTERNATIONAL     FOCUSED
                              GROWTH          VALUE         EQUITIES
                             PORTFOLIO    PORTFOLIO(a)     PORTFOLIO
                           -------------  -------------    ---------
INVESTMENT INCOME:
Dividends (Net of foreign
  withholding taxes of
  $10,835, $1,228,
  $5,650, $21, $15,
  $2,744, $1,319, $811,
  $258 and $46,
  respectively)..........   $    92,445     $ 13,181      $    549,822
Interest.................        61,549        3,455         1,021,529
Securities lending.......            --           --            21,095
                            -----------     --------      ------------
    Total investment
      income.............       153,994       16,636         1,592,446
                            -----------     --------      ------------

EXPENSES:
Investment advisory
  fee....................        84,669        5,826         1,032,602
Administration fee.......        23,285        1,424           316,665
Transfer agent fees......         3,338        3,560            46,012
Custodian fees...........        21,940        5,913            12,952
Trustees' fees and
  expenses...............        17,588        8,544            17,596
Shareholder servicing and
  distribution fees......        26,459        1,618           344,298
Legal and audit fees.....        31,844       16,554            73,208
Printing expense.........        11,428        4,450            11,498
Amortization of
  organization costs.....         3,888           --             3,888
Interest expense.........            --           --               495
Other....................         8,168        1,246            11,381
                            -----------     --------      ------------
    Total expenses.......       232,607       49,135         1,870,595
Fees waived and expenses
  reimbursed by
  investment
  advisorand/or
  distributor............      (100,311)     (41,005)         (355,132)
Fees reduced by credits
  allowed by the
  custodian..............            --          (39)           (3,276)
                            -----------     --------      ------------
    Net expenses.........       132,296        8,091         1,512,187
                            -----------     --------      ------------
NET INVESTMENT
  INCOME/(LOSS)..........        21,698        8,545            80,259
                            -----------     --------      ------------

NET REALIZED AND
  UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss)
  from:
  Security
    transactions.........       113,701          908        (5,157,972)
  Futures contracts......            --           --                --
  Foreign currency and
    net other assets.....           669         (365)               --
                            -----------     --------      ------------
Net realized gain/(loss)
  on investments.........       114,370          543        (5,157,972)
                            -----------     --------      ------------
Change in unrealized
appreciation/(depreciation)
  of:
  Securities.............    (1,943,761)     (21,324)      (19,044,728)
  Futures contracts......            --           --                --
  Foreign currency and
    net other assets.....           420           --                --
                            -----------     --------      ------------
Net change in unrealized
appreciation/(depreciation)
  of investments.........    (1,943,341)     (21,324)      (19,044,728)
                            -----------     --------      ------------

Net realized and
  unrealized gain/(loss)
  on investments.........    (1,828,971)     (20,781)      (24,202,700)
                            -----------     --------      ------------
NET INCREASE/(DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........   $(1,807,273)    $(12,236)     $(24,122,441)
                            ===========     ========      ============

-----------------

(a)  International Value and High Yield Bond commenced operations on July 7,
     2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 STATEMENTS OF OPERATIONS (CONTINUED)

                             SMALLCAP     AGGRESSIVE       GROWTH &        MANAGED                BALANCED    HIGH YIELD
                              INDEX         GROWTH          INCOME          INDEX        VALUE     ASSETS        BOND
                            PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO  PORTFOLIO  PORTFOLIO(a)
                            ---------     ----------      ---------       ---------    ---------  ---------  ------------
INVESTMENT INCOME:
Dividends (Net of foreign
  withholding taxes of
  $10,835, $1,228,
  $5,650, $21, $15,
  $2,744, $1,319, $811,
  $258 and $46,
  respectively)..........   $   54,190    $    32,524    $    350,679    $   234,477   $198,392   $ 74,550   $    20,657
Interest.................       23,772         13,058         542,036         80,354     16,573    206,095       541,950
Securities lending.......        1,401             --          12,984             --        284        663           848
                            ----------    -----------    ------------    -----------   --------   --------   -----------
    Total investment
      income.............       79,363         45,582         905,699        314,831    215,249    281,308       563,455
                            ----------    -----------    ------------    -----------   --------   --------   -----------

EXPENSES:
Investment advisory
  fee....................       32,090         39,793         613,154         91,399     66,058     41,788        26,540
Administration fee.......       18,452         14,081         188,034         52,554     23,374     14,787        11,099
Transfer agent fees......        2,830          2,276          26,804          8,326      3,730      2,486         3,560
Custodian fees...........        2,093          2,672           7,762          4,002      2,429      1,444         1,604
Trustees' fees and
  expenses...............       17,588         17,588          17,588         17,590     17,508     17,588         8,544
Shareholder servicing and
  distribution fees......       20,056         15,305         204,473         57,124     25,407     16,072        12,064
Legal and audit fees.....       28,454         26,362          53,840         35,084     30,442     26,392        16,554
Printing expense.........       20,384          9,958           9,958         15,992     11,428     11,552         4,450
Amortization of
  organization costs.....        3,888          3,888           3,888          3,888      3,888      3,888            --
Interest expense.........           --             --             531             --        338         --            --
Other....................        7,830          6,106           9,861          6,832      5,974      6,106         1,245
                            ----------    -----------    ------------    -----------   --------   --------   -----------
    Total expenses.......      153,665        138,029       1,135,893        292,791    190,576    142,103        85,660
Fees waived and expenses
  reimbursed by
  investment
  advisorand/or
  distributor............      (98,836)       (76,739)       (235,123)      (121,348)   (88,524)   (77,652)      (37,048)
Fees reduced by credits
  allowed by the
  custodian..............          (47)           (70)         (1,612)           (70)      (423)      (186)         (358)
                            ----------    -----------    ------------    -----------   --------   --------   -----------
    Net expenses.........       54,782         61,220         899,158        171,373    101,629     64,265        48,254
                            ----------    -----------    ------------    -----------   --------   --------   -----------
NET INVESTMENT
  INCOME/(LOSS)..........       24,581        (15,638)          6,541        143,458    113,620    217,043       515,201
                            ----------    -----------    ------------    -----------   --------   --------   -----------

NET REALIZED AND
  UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss)
  from:
  Security
    transactions.........    1,001,354       (478,893)       (332,906)      (438,241)   206,049     25,620      (192,991)
  Futures contracts......      (47,368)       (66,526)             --       (287,665)        --         --            --
  Foreign currency and
    net other assets.....           --             --              --             --         --         --         1,012
                            ----------    -----------    ------------    -----------   --------   --------   -----------
Net realized gain/(loss)
  on investments.........      953,986       (545,419)       (332,906)      (725,906)   206,049     25,620      (191,979)
                            ----------    -----------    ------------    -----------   --------   --------   -----------
Change in unrealized
appreciation/(depreciation)
  of:
  Securities.............     (130,795)    (1,364,351)    (11,846,813)    (2,120,184)   360,758    246,691      (863,264)
  Futures contracts......        9,142           (239)             --        (16,900)        --         --            --
  Foreign currency and
    net other assets.....           --             --              --             --         --         --        (2,783)
                            ----------    -----------    ------------    -----------   --------   --------   -----------
Net change in unrealized
appreciation/(depreciation)
  of investments.........     (121,653)    (1,364,590)    (11,846,813)    (2,137,084)   360,758    246,691      (866,047)
                            ----------    -----------    ------------    -----------   --------   --------   -----------

Net realized and
  unrealized gain/(loss)
  on investments.........      832,333     (1,910,009)    (12,179,719)    (2,862,990)   566,807    272,311    (1,058,026)
                            ----------    -----------    ------------    -----------   --------   --------   -----------
NET INCREASE/(DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........   $  856,914    $(1,925,647)   $(12,173,178)   $(2,719,532)  $680,427   $489,354   $  (542,825)
                            ==========    ===========    ============    ===========   ========   ========   ===========

-----------------

(a)  International Value and High Yield Bond commenced operations on July 7,
     2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 STATEMENTS OF CHANGES IN NET ASSETS

                                INTERNATIONAL        INTERNATIONAL
                              GROWTH PORTFOLIO      VALUE PORTFOLIO
                           -----------------------  ---------------
                           YEAR ENDED   YEAR ENDED   PERIOD ENDED
                            12/31/00     12/31/99     12/31/00(a)
                           ----------   ----------   ------------
Net investment
  income/(loss)..........  $    21,698  $   14,751    $    8,545
Net realized gain/(loss)
  on investments.........      114,370     225,389           543
Net change in unrealized
appreciation/(depreciation)
  of investments.........   (1,943,341)  1,291,854       (21,324)
                           -----------  ----------    ----------
Net increase/(decrease)
  in net assets resulting
  from operations........   (1,807,273)  1,531,994       (12,236)
Distributions to
  shareholders from net
  investment income......      (17,096)    (19,866)       (7,755)
Distributions to
  shareholders in excess
  of net investment
  income.................           --          --            --
Distributions to
  shareholders from paid
  in capital.............           --          --            --
Distributions to
  shareholders from net
  realized gain on
  investments............     (197,198)   (111,940)           --
Net increase/(decrease)
  in net assets from Fund
  share transactions.....   10,060,753   2,188,381     2,141,535
                           -----------  ----------    ----------
Net increase/(decrease)
  in net assets..........    8,039,186   3,588,569     2,121,544

NET ASSETS:
Beginning of period......    5,898,206   2,309,637            --
                           -----------  ----------    ----------
End of period............  $13,937,392  $5,898,206    $2,121,544
                           ===========  ==========    ==========
Undistributed net
  investment
  income/(distributions
  in excess of net
  investment income) at
  end of period..........  $     4,181  $   (1,090)   $      425
                           ===========  ==========    ==========

-----------------

(a)  International Value commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                    SMALLCAP
                             FOCUSED EQUITIES PORTFOLIO         INDEX PORTFOLIO        AGGRESSIVE GROWTH PORTFOLIO
                           ------------------------------  --------------------------  ----------------------------
                             YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                              12/31/00        12/31/99       12/31/00      12/31/99      12/31/00       12/31/99
                             ----------      ----------     ----------    ----------    ----------     ----------
Net investment
  income/(loss)..........   $     80,259    $    (93,837)   $   24,581    $    8,742    $  (15,638)    $   13,544
Net realized gain/(loss)
  on investments.........     (5,157,972)      2,605,756       953,986      (459,781)     (545,419)       124,855
Net change in unrealized
appreciation/(depreciation)
  of investments.........    (19,044,728)     28,089,522      (121,653)      886,856    (1,364,590)       385,285
                            ------------    ------------    ----------    ----------    ----------     ----------
Net increase/(decrease)
  in net assets resulting
  from operations........    (24,122,441)     30,601,441       856,914       435,817    (1,925,647)       523,684
Distributions to
  shareholders from net
  investment income......        (80,259)             --            --        (8,742)           --        (13,544)
Distributions to
  shareholders in excess
  of net investment
  income.................         (1,577)             --      (355,259)       (1,765)           --         (2,847)
Distributions to
  shareholders from paid
  in capital.............             --              --      (275,266)           --            --             --
Distributions to
  shareholders from net
  realized gain on
  investments............     (2,581,660)       (727,438)     (362,491)           --            --             --
Net increase/(decrease)
  in net assets from Fund
  share transactions.....     62,384,607      58,720,835     2,277,375       664,101      (651,135)     2,380,410
                            ------------    ------------    ----------    ----------    ----------     ----------
Net increase/(decrease)
  in net assets..........     35,598,670      88,594,838     2,141,273     1,089,411    (2,576,782)     2,887,703

NET ASSETS:
Beginning of period......    113,115,445      24,520,607     7,186,929     6,097,518     7,684,028      4,796,325
                            ------------    ------------    ----------    ----------    ----------     ----------
End of period............   $148,714,115    $113,115,445    $9,328,202    $7,186,929    $5,107,246     $7,684,028
                            ============    ============    ==========    ==========    ==========     ==========
Undistributed net
  investment
  income/(distributions
  in excess of net
  investment income) at
  end of period..........   $         --    $         --    $       --    $       --    $       --     $       --
                            ============    ============    ==========    ==========    ==========     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                            GROWTH & INCOME PORTFOLIO
                           ----------------------------
                            YEAR ENDED     YEAR ENDED
                             12/31/00       12/31/99
                            ----------     ----------
Net investment
  income/(loss)..........   $     6,541    $   (64,883)
Net realized gain/(loss)
  on investments.........      (332,906)     1,047,722
Net change in unrealized
appreciation/(depreciation)
  of investments.........   (11,846,813)    17,460,976
                            -----------    -----------
Net increase/(decrease)
  in net assets resulting
  from operations........   (12,173,178)    18,443,815
Distributions to
  shareholders from net
  investment income......        (5,858)            --
Distributions to
  shareholders in excess
  of net investment
  income.................            --             --
Distributions to
  shareholders from paid
  in capital.............            --             --
Distributions to
  shareholders from net
  realized gain on
  investments............      (993,456)            --
Net increase/(decrease)
  in net assets from Fund
  share transactions.....    39,914,892     30,029,023
                            -----------    -----------
Net increase/(decrease)
  in net assets..........    26,742,400     48,472,838

NET ASSETS:
Beginning of period......    64,048,534     15,575,696
                            -----------    -----------
End of period............   $90,790,934    $64,048,534
                            ===========    ===========
Undistributed net
  investment
  income/(distributions
  in excess of net
  investment income) at
  end of period..........   $       683    $        --
                            ===========    ===========

-----------------

(a)  High Yield Bond commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                                     HIGH YIELD
                             MANAGED INDEX PORTFOLIO           VALUE PORTFOLIO         BALANCED ASSETS PORTFOLIO   BOND PORTFOLIO
                           ----------------------------  ----------------------------  --------------------------  --------------
                            YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    PERIOD ENDED
                             12/31/00       12/31/99       12/31/00       12/31/99       12/31/00      12/31/99     12/31/00(a)
                            ----------     ----------     ----------     ----------     ----------    ----------    ------------
Net investment
  income/(loss)..........   $   143,458    $    92,544    $   113,620    $    55,114    $  217,043    $  107,963     $  515,201
Net realized gain/(loss)
  on investments.........      (725,906)      (431,265)       206,049       (252,307)       25,620       (74,908)      (191,979)
Net change in unrealized
appreciation/(depreciation)
  of investments.........    (2,137,084)     2,937,980        360,758        366,501       246,691        42,469       (866,047)
                            -----------    -----------    -----------    -----------    ----------    ----------     ----------
Net increase/(decrease)
  in net assets resulting
  from operations........    (2,719,532)     2,599,259        680,427        169,308       489,354        75,524       (542,825)
Distributions to
  shareholders from net
  investment income......      (138,715)       (92,544)      (108,868)       (55,114)     (213,862)     (107,963)      (515,201)
Distributions to
  shareholders in excess
  of net investment
  income.................            --         (2,553)            --         (3,387)           --        (2,124)        (9,857)
Distributions to
  shareholders from paid
  in capital.............            --             --             --             --            --            --             --
Distributions to
  shareholders from net
  realized gain on
  investments............            --             --             --             --            --            --             --
Net increase/(decrease)
  in net assets from Fund
  share transactions.....     4,721,070      8,244,288       (143,460)     4,888,909       497,491     2,760,168     10,910,963
                            -----------    -----------    -----------    -----------    ----------    ----------     ----------
Net increase/(decrease)
  in net assets..........     1,862,823     10,748,450        428,099      4,999,716       772,983     2,725,605      9,843,080

NET ASSETS:
Beginning of period......    20,679,534      9,931,084     10,644,773      5,645,057     6,548,446     3,822,841             --
                            -----------    -----------    -----------    -----------    ----------    ----------     ----------
End of period............   $22,542,357    $20,679,534    $11,072,872    $10,644,773    $7,321,429    $6,548,446     $9,843,080
                            ===========    ===========    ===========    ===========    ==========    ==========     ==========
Undistributed net
  investment
  income/(distributions
  in excess of net
  investment income) at
  end of period..........   $     4,743    $        --    $     4,752    $        --    $    3,181    $       --     $   (8,845)
                            ===========    ===========    ===========    ===========    ==========    ==========     ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 SCHEDULES OF CAPITAL STOCK ACTIVITY

                                        INTERNATIONAL GROWTH PORTFOLIO
                                ----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2000       DECEMBER 31, 1999
                                ----------------------  ----------------------
                                 SHARES      DOLLARS     SHARES      DOLLARS
                                 ------      -------     ------      -------
Sold..........................    728,437  $ 9,992,220    201,958  $ 2,334,605
Issued as reinvestment of
  dividends...................     17,437      214,294      9,469      131,806
Repurchased...................    (11,267)    (145,761)   (25,273)    (278,030)
                                ---------  -----------  ---------  -----------
Net increase/(decrease).......    734,607  $10,060,753    186,154  $ 2,188,381
                                =========  ===========  =========  ===========

                                 INTERNATIONAL VALUE
                                      PORTFOLIO
                                ----------------------
                                     PERIOD ENDED
                                 DECEMBER 31, 2000(a)
                                ----------------------
                                 SHARES      DOLLARS
                                 ------      -------
Sold..........................    228,703  $ 2,177,882
Issued as reinvestment of
  dividends...................        827        7,755
Repurchased...................     (4,491)     (44,102)
                                ---------  -----------
Net increase/(decrease).......    225,039  $ 2,141,535
                                =========  ===========

                                          FOCUSED EQUITIES PORTFOLIO
                                ----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2000       DECEMBER 31, 1999
                                ----------------------  ----------------------
                                 SHARES      DOLLARS     SHARES      DOLLARS
                                 ------      -------     ------      -------
Sold..........................  3,569,152  $65,535,788  3,946,905  $59,984,099
Issued as reinvestment of
  dividends...................    144,163    2,663,496     48,789      727,437
Repurchased...................   (331,987)  (5,814,677)  (142,964)  (1,990,701)
                                ---------  -----------  ---------  -----------
Net increase/(decrease).......  3,381,328  $62,384,607  3,852,730  $58,720,835
                                =========  ===========  =========  ===========

----------------------

(a)  International Value commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 SCHEDULES OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                           SMALLCAP INDEX PORTFOLIO
                                ----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2000       DECEMBER 31, 1999
                                ----------------------  ----------------------
                                 SHARES      DOLLARS     SHARES      DOLLARS
                                 ------      -------     ------      -------
Sold..........................    179,351  $ 1,708,963    115,662  $ 1,007,940
Issued as reinvestment of
  dividends...................    103,547      993,016      1,150       10,507
Repurchased...................    (42,228)    (424,604)   (39,780)    (354,346)
                                ---------  -----------  ---------  -----------
Net increase/(decrease).......    240,670  $ 2,277,375     77,032  $   664,101
                                =========  ===========  =========  ===========

                                         AGGRESSIVE GROWTH PORTFOLIO
                                ----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2000       DECEMBER 31, 1999
                                ----------------------  ----------------------
                                 SHARES      DOLLARS     SHARES      DOLLARS
                                 ------      -------     ------      -------
Sold..........................    151,476  $ 1,589,921    280,139  $ 3,169,471
Issued as reinvestment of
  dividends...................         --           --      1,458       16,391
Repurchased...................   (208,816)  (2,241,056)   (72,663)    (805,452)
                                ---------  -----------  ---------  -----------
Net increase/(decrease).......    (57,340) $  (651,135)   208,934  $ 2,380,410
                                =========  ===========  =========  ===========

                                          GROWTH & INCOME PORTFOLIO
                                ----------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2000       DECEMBER 31, 1999
                                ----------------------  ----------------------
                                 SHARES      DOLLARS     SHARES      DOLLARS
                                 ------      -------     ------      -------
Sold..........................  2,417,331  $44,373,638  2,153,251  $30,512,813
Issued as reinvestment of
  dividends...................     61,385      999,314         --           --
Repurchased...................   (316,336)  (5,458,060)   (37,540)    (483,790)
                                ---------  -----------  ---------  -----------
Net increase/(decrease).......  2,162,380  $39,914,892  2,115,711  $30,029,023
                                =========  ===========  =========  ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 SCHEDULES OF CAPITAL STOCK ACTIVITY (CONTINUED)

                                          MANAGED INDEX PORTFOLIO
                                -------------------------------------------
                                      YEAR ENDED            YEAR ENDED
                                  DECEMBER 31, 2000      DECEMBER 31, 1999
                                ----------------------  -------------------
                                 SHARES      DOLLARS    SHARES    DOLLARS
                                 ------      -------    ------    -------
Sold..........................    488,423  $ 6,103,255  714,740  $8,529,730
Issued as reinvestment of
  dividends...................     12,041      138,714    7,482      95,097
Repurchased...................   (119,382)  (1,520,899) (33,590)   (380,539)
                                ---------  -----------  -------  ----------
Net increase/(decrease).......    381,082  $ 4,721,070  688,632  $8,244,288
                                =========  ===========  =======  ==========

                                              VALUE PORTFOLIO
                                -------------------------------------------
                                      YEAR ENDED            YEAR ENDED
                                  DECEMBER 31, 2000      DECEMBER 31, 1999
                                ----------------------  -------------------
                                 SHARES      DOLLARS    SHARES    DOLLARS
                                 ------      -------    ------    -------
Sold..........................    185,386  $ 1,937,650  500,921  $5,318,789
Issued as reinvestment of
  dividends...................      9,686      108,868    5,658      58,501
Repurchased...................   (217,576)  (2,189,978) (45,764)   (488,381)
                                ---------  -----------  -------  ----------
Net increase/(decrease).......    (22,504) $  (143,460) 460,815  $4,888,909
                                =========  ===========  =======  ==========

                                         BALANCED ASSETS PORTFOLIO
                                -------------------------------------------
                                      YEAR ENDED            YEAR ENDED
                                  DECEMBER 31, 2000      DECEMBER 31, 1999
                                ----------------------  -------------------
                                 SHARES      DOLLARS    SHARES    DOLLARS
                                 ------      -------    ------    -------
Sold..........................    201,860  $ 1,972,299  320,303  $3,129,437
Issued as reinvestment of
  dividends...................     21,174      213,862   11,625     110,087
Repurchased...................   (179,107)  (1,688,670) (48,355)   (479,356)
                                ---------  -----------  -------  ----------
Net increase/(decrease).......     43,927  $   497,491  283,573  $2,760,168
                                =========  ===========  =======  ==========

                                   HIGH YIELD BOND
                                      PORTFOLIO
                                ----------------------
                                     PERIOD ENDED
                                 DECEMBER 31, 2000(a)
                                ----------------------
                                 SHARES      DOLLARS
                                 ------      -------
Sold..........................  1,043,377  $10,415,386
Issued as reinvestment
  dividends...................     58,731      525,058
Repurchased...................     (3,086)     (29,481)
                                ---------  -----------
Net increase (decrease).......  1,099,022  $10,910,963
                                =========  ===========

----------------------

(a)  High Yield Bond commenced operations on July 7, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                        [Intentionally left blank page]

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                           DIVIDENDS
                                                       NET REALIZED                                        IN EXCESS
                        NET ASSET                          AND           NET INCREASE/      DIVIDENDS         OF
                          VALUE           NET           UNREALIZED       (DECREASE) IN      FROM NET          NET
                        BEGINNING     INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT     INVESTMENT
                        OF PERIOD    INCOME/(LOSS)     INVESTMENTS      FROM OPERATIONS      INCOME         INCOME
                        ---------    -------------    --------------    ---------------    ----------     ----------
INTERNATIONAL GROWTH
 PORTFOLIO
Year ended
  12/31/2000........     $14.35      $       0.02      $      (1.99)      $      (1.97)    $    (0.02)            --
Year ended
  12/31/1999#.......      10.28              0.06              4.35               4.41          (0.05)            --
Period ended
  12/31/1998*.......      10.00              0.06              0.25               0.31          (0.03)##          --
INTERNATIONAL VALUE
 PORTFOLIO
Period ended
  12/31/2000**......     $10.00      $       0.04      $      (0.57)      $      (0.53)    $    (0.04)            --
FOCUSED EQUITIES
 PORTFOLIO
Year ended
  12/31/2000#.......     $19.71      $       0.01      $      (3.09)      $      (3.08)    $    (0.01)    $    (0.00)***
Year ended
  12/31/1999#.......      13.00             (0.03)             6.90               6.87             --             --
Period ended
  12/31/1998*.......      10.00              0.02              3.00               3.02          (0.02)##          --
SMALLCAP INDEX
 PORTFOLIO
Year ended
  12/31/2000#.......     $ 9.55      $       0.03      $       1.03       $       1.06     $       --     $    (0.44)
Year ended
  12/31/1999#.......       9.03              0.01              0.52               0.53          (0.01)            --
Period ended
  12/31/1998*.......      10.00              0.03             (0.97)             (0.94)         (0.03)##          --
AGGRESSIVE GROWTH
 PORTFOLIO
Year ended
  12/31/2000........     $11.63      $      (0.03)     $      (3.13)      $      (3.16)    $       --             --
Year ended
  12/31/1999#.......      10.62              0.02              1.02               1.04          (0.03)            --
Period ended
  12/31/1998*.......      10.00              0.02              0.62               0.64          (0.02)##          --
GROWTH & INCOME
 PORTFOLIO
Year ended
  12/31/2000#.......     $18.86      $       0.00***   $      (2.34)      $      (2.34)    $    (0.00)***         --
Year ended
  12/31/1999#.......      12.16             (0.03)             6.73               6.70             --             --
Period ended
  12/31/1998*.......      10.00              0.02              2.16               2.18          (0.02)##          --
MANAGED INDEX
 PORTFOLIO
Year ended
  12/31/2000........     $13.03      $       0.07      $      (1.57)      $      (1.50)    $    (0.07)            --
Year ended
  12/31/1999#.......      11.06              0.08              1.95               2.03          (0.06)            --
Period ended
  12/31/1998*.......      10.00              0.06              1.07               1.13          (0.07)##          --
VALUE PORTFOLIO
Year ended
  12/31/2000#.......     $10.61      $       0.12      $       0.67       $       0.79     $    (0.11)            --
Year ended
  12/31/1999#.......      10.41              0.07              0.19               0.26          (0.06)            --
Period ended
  12/31/1998*.......      10.00              0.04              0.41               0.45          (0.04)##          --
BALANCED ASSETS
 PORTFOLIO
Year ended
  12/31/2000........     $ 9.65      $       0.31      $       0.48       $       0.79     $    (0.31)            --
Year ended
  12/31/1999#.......       9.68              0.20             (0.06)              0.14          (0.17)            --
Period ended
  12/31/1998*.......      10.00              0.09             (0.31)             (0.22)         (0.10)##          --
HIGH YIELD BOND
 PORTFOLIO
Period ended
  12/31/2000**......     $10.00      $       0.50      $      (1.03)      $      (0.53)    $    (0.50)    $    (0.01)

-------------------

* Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
**   International Value and High Yield Bond commenced operations on July 7,
     2000.
***  Amount represents less than $0.01 per share.
+    Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income has been calculated using the monthly average shares method.
## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
(a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 FINANCIAL HIGHLIGHTS (CONTINUED)

                        DISTRIBUTIONS                         TOTAL        NET ASSET
                          FROM NET       DISTRIBUTIONS      DIVIDENDS        VALUE
                          REALIZED         FROM PAID           AND           END OF       TOTAL
                            GAINS         IN CAPITAL      DISTRIBUTIONS      PERIOD      RETURN++
                        -------------    -------------    -------------    ---------     --------
INTERNATIONAL GROWTH
 PORTFOLIO
Year ended
  12/31/2000........     $     (0.19)              --      $     (0.21)    $   12.17      (13.81)%
Year ended
  12/31/1999#.......           (0.29)              --            (0.34)        14.35       43.05
Period ended
  12/31/1998*.......              --               --            (0.03)##      10.28        3.11
INTERNATIONAL VALUE
 PORTFOLIO
Period ended
  12/31/2000**......              --               --      $     (0.04)    $    9.43       (5.35)%
FOCUSED EQUITIES
 PORTFOLIO
Year ended
  12/31/2000#.......     $     (0.31)              --      $     (0.32)##  $   16.31      (15.82)%
Year ended
  12/31/1999#.......           (0.16)              --            (0.16)        19.71       53.28
Period ended
  12/31/1998*.......              --               --            (0.02)##      13.00       30.16
SMALLCAP INDEX
 PORTFOLIO
Year ended
  12/31/2000#.......     $     (0.44)     $     (0.34)     $     (1.22)    $    9.39       10.84%
Year ended
  12/31/1999#.......              --               --            (0.01)         9.55        5.92
Period ended
  12/31/1998*.......              --               --            (0.03)##       9.03       (9.35)
AGGRESSIVE GROWTH
 PORTFOLIO
Year ended
  12/31/2000........              --               --      $        --     $    8.47      (27.17)%
Year ended
  12/31/1999#.......              --               --            (0.03)        11.63        9.75
Period ended
  12/31/1998*.......              --               --            (0.02)##      10.62        6.44
GROWTH & INCOME
 PORTFOLIO
Year ended
  12/31/2000#.......     $     (0.19)              --      $     (0.19)    $   16.33      (12.42)%
Year ended
  12/31/1999#.......              --               --               --         18.86       55.10
Period ended
  12/31/1998*.......              --               --            (0.02)##      12.16       21.80
MANAGED INDEX
 PORTFOLIO
Year ended
  12/31/2000........              --               --      $     (0.07)    $   11.46      (11.51)%
Year ended
  12/31/1999#.......              --               --            (0.06)        13.03       18.27
Period ended
  12/31/1998*.......              --               --            (0.07)##      11.06       11.39
VALUE PORTFOLIO
Year ended
  12/31/2000#.......              --               --      $     (0.11)    $   11.29        7.47%
Year ended
  12/31/1999#.......              --               --            (0.06)        10.61        2.50
Period ended
  12/31/1998*.......              --               --            (0.04)##      10.41        4.48
BALANCED ASSETS
 PORTFOLIO
Year ended
  12/31/2000........              --               --      $     (0.31)    $   10.13        8.14%
Year ended
  12/31/1999#.......              --               --            (0.17)         9.65        1.44
Period ended
  12/31/1998*.......              --               --            (0.10)##       9.68       (2.23)
HIGH YIELD BOND
 PORTFOLIO
Period ended
  12/31/2000**......              --               --      $     (0.51)    $    8.96       (5.34)%

                                                                                        WITHOUT WAIVERS
                                                                                        AND/OR EXPENSE
                                                                                        REIMBURSEMENTS
                                                                                        ---------------
                                       RATIO OF             RATIO OF                       RATIO OF
                      NET ASSETS       OPERATING         NET INVESTMENT                    OPERATING
                        END OF        EXPENSES TO        INCOME/(LOSS)     PORTFOLIO      EXPENSES TO
                        PERIOD          AVERAGE            TO AVERAGE      TURNOVER         AVERAGE
                         (000)        NET ASSETS           NET ASSETS        RATE         NET ASSETS
                      ----------      -----------        --------------    ---------      -----------
INTERNATIONAL GROWTH
 PORTFOLIO
Year ended
  12/31/2000........  $   13,937             1.25%               0.20%           30%              2.20%
Year ended
  12/31/1999#.......       5,898             1.25                0.43            24               2.64
Period ended
  12/31/1998*.......       2,310             1.25+               1.09+           16               4.09+
INTERNATIONAL VALUE
 PORTFOLIO
Period ended
  12/31/2000**......  $    2,122             1.25%+              1.32%+           2%              7.59%+
FOCUSED EQUITIES
 PORTFOLIO
Year ended
  12/31/2000#.......  $  148,714             1.10%(a)(b)         0.06%          141%              1.36%(a)
Year ended
  12/31/1999#.......     113,115             1.10(a)            (0.17)          134               1.38(a)
Period ended
  12/31/1998*.......      24,521             1.10+(a)            0.33+          236               1.94+(a)
SMALLCAP INDEX
 PORTFOLIO
Year ended
  12/31/2000#.......  $    9,328             0.68%(a)            0.31%           94%              1.92%(a)
Year ended
  12/31/1999#.......       7,187             0.75                0.14            55               1.21
Period ended
  12/31/1998*.......       6,098             0.75+(a)            0.49+           44               1.70+(a)
AGGRESSIVE GROWTH
 PORTFOLIO
Year ended
  12/31/2000........  $    5,107             1.00%(a)           (0.25)%         140%              2.25%(a)
Year ended
  12/31/1999#.......       7,684             1.00(a)(b)          0.22            50               1.81(a)
Period ended
  12/31/1998*.......       4,796             1.00+(a)            0.44+           40               2.41+(a)
GROWTH & INCOME
 PORTFOLIO
Year ended
  12/31/2000#.......  $   90,791             1.10%(a)(b)         0.01%          122%              1.39%(a)
Year ended
  12/31/1999#.......      64,049             1.10(a)            (0.20)          110               1.41(a)
Period ended
  12/31/1998*.......      15,576             1.10+(a)            0.40+          184               1.99+(a)
MANAGED INDEX
 PORTFOLIO
Year ended
  12/31/2000........  $   22,542             0.75%(a)            0.63%           80%              1.28%(a)
Year ended
  12/31/1999#.......      20,680             0.75(a)             0.64            76               1.07(a)
Period ended
  12/31/1998*.......       9,931             0.75+(a)            1.04+           16               1.62+(a)
VALUE PORTFOLIO
Year ended
  12/31/2000#.......  $   11,073             1.00%(a)(b)         1.12%          174%              1.87%(a)
Year ended
  12/31/1999#.......      10,645             1.00(a)             0.67            82               1.68(a)
Period ended
  12/31/1998*.......       5,645             1.00+(a)            0.83+           27               2.32+(a)
BALANCED ASSETS
 PORTFOLIO
Year ended
  12/31/2000........  $    7,321             1.00%(a)            3.38%          210%              2.21%(a)
Year ended
  12/31/1999#.......       6,548             1.00(a)             2.01            75               1.79(a)
Period ended
  12/31/1998*.......       3,823             1.00+(a)            2.36+           94               2.71+(a)
HIGH YIELD BOND
 PORTFOLIO
Period ended
  12/31/2000**......  $    9,843             1.00%+             10.68%+          74%              1.78%+

-------------------

* Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
**   International Value and High Yield Bond commenced operations on July 7,
     2000.
***  Amount represents less than $0.01 per share.
+    Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income has been calculated using the monthly average shares method.
## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
(a) The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Funds
 NOTES TO FINANCIAL STATEMENTS                              DECEMBER 31, 2000

Nations Annuity Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following ten portfolios: Nations International Growth Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations SmallCap Index Portfolio (formerly Managed SmallCap Index Portfolio), Nations Aggressive Growth Portfolio (formerly Disciplined Equity Portfolio), Nations Marsico Growth & Income Portfolio, Nations Managed Index Portfolio, Nations Value Portfolio, Nations Balanced Assets Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International Growth               --  Seeks long-term capital growth by investing primarily in equity securities of companies domiciled in countries
                                       outside of the United States and listed on major stock
                                       exchanges primarily in Europe and the Pacific Basin.
International Value                --  Seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging market countries.
Focused Equities                   --  Seeks long-term growth of capital.
SmallCap Index                     --  Seeks investment results that (before fees and expenses)
                                       correspond to the total return of the Standard & Poor's
                                       SmallCap 600 Index.
Aggressive Growth                  --  Seeks capital appreciation.
Growth & Income                    --  Seeks long-term growth of capital with a limited emphasis on income.
Managed Index                      --  Seeks, over the long-term, to provide a total return that
                                       (before fees and expenses) exceeds the total return of the
                                       Standard & Poor's 500 Composite Stock Price Index.
Value                              --  Seeks growth of capital by investing in companies that are believed to be undervalued.
Balanced Assets                    --  Seeks total return by investing in equity and fixed income securities.
High Yield Bond                    --  Seeks maximum income by investing in a diversified portfolio of high yield debt securities.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

SECURITIES VALUATION - Securities traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices,

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 2000

yields, and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

FUTURES CONTRACTS - All Portfolios may invest in futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or other liquid assets equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contracts are closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contracts on the closing date and the value of the contracts when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with changes in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately stated in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

FORWARD FOREIGN CURRENCY TRANSACTIONS - Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; and (ii) when the investment sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to seek to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 2000

instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require all of the Portfolios to classify gains and losses realized on principal paydowns received on mortgage-backed securities presently included in realized gain/loss, as part of interest income. Adopting this accounting principle will not affect the Portfolios' net asset value but will change the classification between interest income and realized gain/loss in the Statement of operations. The Portfolios expect that the impact of the adoption of this principle will not be material to the financial statements.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains), annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America.

Certain reclassifications are made to each Portfolio's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications are due primarily to different book and tax accounting for net operating losses and foreign currency gains and losses.

Reclassifications for the year ended December 31, 2000 were as follows:

                                             INCREASE/(DECREASE)   INCREASE/(DECREASE)
                                              UNDISTRIBUTED NET      ACCUMULATED NET      INCREASE/(DECREASE)
PORTFOLIO                                     INVESTMENT INCOME    REALIZED GAIN/(LOSS)     PAID-IN-CAPITAL
-------------------------------------------------------------------------------------------------------------
International Growth.......................        $   669               $(3,464)               $  2,795
International Value........................           (365)                  351                      14
Focused Equities...........................          1,662                   (85)                 (1,577)
SmallCap Index.............................        (24,581)              655,106                (630,525)
Aggressive Growth..........................         15,638                    --                 (15,638)
Growth & Income............................           (305)                  305                      --
High Yield Bond............................          1,012                (1,012)                     --

FEDERAL INCOME TAX - Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes. The Portfolios may be

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 2000

subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

EXPENSES - General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement with Banc of America Advisors, Inc. ("BAAI"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BAAI provides investment advisory services to the Portfolios. Under the terms of the investment advisory agreement, BAAI is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates multiplied by the average daily net assets of each
Portfolio:

PORTFOLIO                                                     ANNUAL RATE
-------------------------------------------------------------------------
International Value.........................................     0.90%
International Growth........................................     0.80%
Focused Equities, Growth & Income...........................     0.75%
Aggressive Growth, Value, Balanced Assets...................     0.65%
High Yield Bond.............................................     0.55%
SmallCap Index, Managed Index...............................     0.40%

The Trust has, on behalf of the Portfolios listed below, entered into a sub-advisory agreement with BAAI and Banc of America Capital Management, Inc. ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BAAI at the following maximum annual rate of each Portfolio's average daily net assets:

PORTFOLIO                                                     ANNUAL RATE
-------------------------------------------------------------------------
SmallCap Index, Managed Index...............................     0.10%
Aggressive Growth, Value, Balanced Assets...................     0.25%

The Trust has, on behalf of the Focused Equities and Growth & Income Portfolios, entered into a sub-advisory agreement with Marsico Capital Management, LLC ("Marsico"), pursuant to which Marsico is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.45% of each Portfolio's average daily net assets. At the end of the fiscal period, Marsico Management Holdings, LLC, a partially-owned subsidiary of Bank of America, owned 50% of the equity of Marsico.

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 2000

The Trust has, on behalf of the International Growth Portfolio, entered into a sub-advisory agreement with BAAI and Gartmore Global Partners ("Gartmore"). Gartmore is a general partnership which is an indirect wholly-owned subsidiary of Nationwide Mutual Insurance Company. Under the Sub-Advisory Agreement, Gartmore is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.54% of the Portfolio's average daily net assets.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BAAI and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BAAI and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BAAI at the maximum annual rate of 0.40% of the Portfolio's average daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BAAI serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BAAI are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Growth and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BAAI. For the year ended December 31, 2000, Stephens and BAAI earned 0.06% and 0.11% respectively, of the Portfolios' average daily net assets for their co-administration services.

BAAI and/or the sub-advisers and Stephens may, from time to time, reduce their fees payable by each Portfolio. For the year ended December 31, 2000, BAAI and Stephens agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Aggressive Growth Portfolio, Value Portfolio, Balanced Assets Portfolio, and High Yield Bond Portfolio, 0.40% for the SmallCap Index Portfolio (prior to May 1, 2000 the effective annual rate was 0.50%), 0.50% for the Managed Index Portfolio, 1.10% for the Focused Equities Portfolio and Growth & Income Portfolio and 1.25% for the International Growth Portfolio and International Value Portfolio.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the year ended
December 31, 2000, expenses of the Trust were reduced by $6,080 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the year ended December 31, 2000, the Focused Equities Portfolio and the Growth & Income Portfolio paid commissions of $20,709 and $3,214, respectively, to certain affiliates of BAAI in connection with the execution of various portfolio transactions.

The Trust's eligible Trustees may participate in non-qualified deferred compensation and retirement plans which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on each plan participant's deferral account is tied to the rate of return of

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 2000

the eligible mutual funds selected by the participants or, if no portfolios are selected, to the rate of return of Nations Treasury Fund, a portfolio of Nations Fund, Inc., another registered investment company advised by BAAI. The expense for the deferred compensation and retirement plans is included in "Trustees' fees and expenses" in the Statements of operations.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Reserves, pursuant to an exemptive order received from the Securities and Exchange Commission. For the year ended December 31, 2000, the Portfolios earned $166,810 in the aggregate from such investments, which is included in interest income.

3. SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the Shares beneficially owned through the ownership of Contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. In the year ended December 31, 2000, Stephens agreed to voluntarily waive 100% of the Portfolios' shareholder servicing and distribution fees except for the Managed Index Portfolio and the SmallCap Index Portfolio, where there were no waivers of these fees.

4. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended December 31, 2000, were as follows:

PORTFOLIO                                                       PURCHASES             SALES
-----------------------------------------------------------------------------------------------
International Growth........................................  $ 12,257,942        $  2,789,840
International Value.........................................     2,031,677              21,512
Focused Equities............................................   226,213,890         173,386,884
SmallCap Index..............................................     8,594,517           7,373,303
Aggressive Growth...........................................     8,295,903           8,892,441
Growth & Income.............................................   119,759,608          91,307,166
Managed Index...............................................    20,561,400          16,126,737
Value.......................................................    17,100,718          17,403,055
Balanced Assets.............................................     8,123,279           7,101,520
High Yield Bond.............................................    12,775,303           2,544,890

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended December 31, 2000, were as follows:

PORTFOLIO                                                      PURCHASES           SALES
-------------------------------------------------------------------------------------------
Balanced Assets.............................................  $6,047,252        $6,236,001

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 2000

5. FUTURES CONTRACTS

At December 31, 2000, the following Portfolios had futures contracts open:

                                                              VALUE OF                      UNREALIZED
                                               NUMBER OF      CONTRACT     MARKET VALUE   APPRECIATION/
DESCRIPTION                                    CONTRACTS    WHEN OPENED    OF CONTRACT    (DEPRECIATION)
--------------------------------------------------------------------------------------------------------
SMALLCAP INDEX:
Russell 2000 Futures (long position) expiring
  March 2001 (a).............................       1         $235,258       $244,400        $  9,142
MANAGED INDEX:
S&P 500 EMINI Futures (long position)
  expiring March 2001 (a)....................      11          749,576        734,250         (15,326)

------------------------

(a) Securities have been segregated as collateral for the SmallCap Index and Managed Index Portfolios for open futures contracts.

6. FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2000, the following Portfolio had forward foreign currency contracts outstanding:

                                                VALUE OF         VALUE OF                      UNREALIZED
                                                CONTRACT         CONTRACT     MARKET VALUE   APPRECIATION/
                                  LOCAL       WHEN OPENED      WHEN OPENED    OF CONTRACT    (DEPRECIATION)
DESCRIPTION                      CURRENCY   (LOCAL CURRENCY)   (US DOLLARS)   (US DOLLARS)    (US DOLLARS)
-----------------------------------------------------------------------------------------------------------
HIGH YIELD BOND:
Contract to Sell:
Expiring March 01, 2001........    Euro          50,000          $44,293        $47,068         $(2,775)
Expiring March 01, 2001........    Euro           5,599            5,000          5,271            (271)

7. SHARES OF BENEFICIAL INTEREST

At December 31, 2000, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At December 31, 2000, Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO                                                     % OF SHARES HELD
------------------------------------------------------------------------------------------------
International Growth........................................         9.1%
International Value.........................................        44.8
SmallCap Index..............................................        57.1
Managed Index...............................................        25.9
High Yield Bond.............................................        96.1

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 2000

8. LINES OF CREDIT

The Trust participates with other Nations Funds in an uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of no less than 4 to 1 net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement.

At December 31, 2000, there were no loans outstanding under this Agreement. For the year ended December 31, 2000, borrowings by the Portfolios under the Agreement were as follows:

                                                              AVERAGE AMOUNT           AVERAGE
PORTFOLIO                                                       OUTSTANDING         INTEREST RATE
-------------------------------------------------------------------------------------------------
Focused Equities............................................      $7,775                 6.37%
Growth & Income.............................................       8,336                 6.37
Value.......................................................       5,006                 6.79

The average amount outstanding was calculated based on daily balances in the period.

The Trust also participated with other Nations Funds in a committed line of credit provided by BNY that was terminated on December 7, 2000. Interest on borrowings under the committed line was payable at a specified Federal Funds rate plus 0.50% on an annualized basis. A facility fee of 0.09% per annum of the total amounts available under the line of credit was charged, of which each Portfolio paid its pro rata share. This fee was paid quarterly in arrears. Each participating Portfolio was required to maintain an asset coverage ratio of at least 300% under the terms of the arrangement. For the period ended December 7, 2000, there were no borrowings by the Portfolios under the committed line of credit.

9. SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 2000

At December 31, 2000, the following Portfolios had securities on loan:

                                                               MARKET VALUE OF        MARKET VALUE
PORTFOLIO                                                     LOANED SECURITIES       OF COLLATERAL
---------------------------------------------------------------------------------------------------
Focused Equities............................................     $2,472,149            $2,717,219
Small Cap Index.............................................        314,072               361,470
Growth & Income.............................................      1,468,713             1,598,817
Value.......................................................        179,063               188,592
Balanced Assets.............................................        121,679               126,910
High Yield Bond.............................................        354,545               363,025

10. CAPITAL LOSS CARRYFORWARD

As of December 31, 2000, the following Portfolios had available for federal income tax purposes unused capital losses as follows:

                                                           EXPIRING IN    EXPIRING IN    EXPIRING IN
PORTFOLIO                                                      2006           2007           2008
-----------------------------------------------------------------------------------------------------
Focused Equities.........................................    $     --       $     --      $5,660,894
Aggressive Growth........................................      78,483             --         530,720
Growth & Income..........................................          --             --         262,272
Managed Index............................................      36,966        221,488         517,770
Value....................................................          --        169,864              --
Balanced Assets..........................................     187,616         74,210              --
High Yield Bond..........................................          --             --         137,275

As of December 31, 2000, the following Portfolios utilized capital losses during the year as follows:

                                                                  CAPITAL
PORTFOLIO                                                     LOSSES UTILIZED
-----------------------------------------------------------------------------
SmallCap Index..............................................     $355,259
Value.......................................................      164,686
Balanced Assets.............................................       14,580

Nations Funds
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)                  DECEMBER 31, 2000

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 2000, the following Portfolios have elected to defer losses occurring between November 1, 2000 and December 31, 2000 under these rules, as follows:

                                                                  CAPITAL              CURRENCY
PORTFOLIO                                                     LOSSES DEFERRED       LOSSES DEFERRED
---------------------------------------------------------------------------------------------------
International Growth........................................     $ 73,292               $   --
International Value.........................................           --                   86
Managed Index...............................................      261,288                   --
High Yield Bond.............................................       52,342                2,601

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2001.

11. SUBSEQUENT EVENTS

On January 2, 2001, Bank of America purchased the remaining 50% equity interest in Marsico. Marsico is now a wholly-owned subsidiary of Bank of America.

Effective on May 1, 2001, the Trust will change its name to Nations Separate Account Trust.

Nations Funds
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Nations Annuity Trust

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Growth Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations SmallCap Index Portfolio, Nations Aggressive Growth Portfolio, Nations Marsico Growth & Income Portfolio, Nations Managed Index Portfolio, Nations Value Portfolio, Nations Balanced Assets Portfolio and Nations High Yield Bond Portfolio (each a portfolio of Nations Annuity Trust, hereafter referred to as the "Trust") at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2001

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                                MARKET
       SHARES                                                   VALUE
 ------------------                                            --------
 COMMON STOCKS -- 92.1%
                     BUSINESS SERVICES -- 7.3%
         *+268       Critical Path, Inc......................  $  8,235
          *+78       I-many, Inc.............................       971
         *+935       Iron Mountain, Inc......................    34,704
          +672       Manpower, Inc...........................    25,536
          *+13       StorageNetworks, Inc....................       325
                                                               --------
                                                                 69,771
                                                               --------
                     COMMUNICATIONS -- 3.3%
          *+21       CacheFlow, Inc..........................       362
          *305       DMC Stratex Networks....................     4,568
         *+297       Natural MicroSystems Corp...............     2,932
          *186       SBA Communications, Inc.................     7,642
          *230       SeaChange International, Inc............     4,670
         *+383       Spectrasite Holdings, Inc...............     5,068
         *+157       Tekelec.................................     4,701
          *285       US Unwired, Inc., Class A...............     1,318
                                                               --------
                                                                 31,261
                                                               --------
                     COMPUTERS & OFFICE EQUIPMENT -- 0.2%
          *339       Concurrent Computer Corp................     1,821
                                                               --------
                     CONSTRUCTION -- 0.7%
           234       Granite Construction, Inc...............     6,777
                                                               --------
                     CONSUMER NON-DURABLES -- 2.2%
           258       Bindley Western Industries, Inc.........    10,715
         *+118       Kenneth Cole Productions, Inc.,
                     Class A.................................     4,750
          *132       Priority Healthcare Corp., Class B......     5,387
                                                               --------
                                                                 20,852
                                                               --------
                     DRUGS -- 3.2%
         *+108       Albany Molecular Research, Inc..........     6,649
         *+211       ArQule, Inc.............................     6,746
          *+93       Gilead Sciences, Inc....................     7,672
          *+98       ImmunoGen, Inc..........................     2,090
          *464       Serologicals Corp.......................     6,995
                                                               --------
                                                                 30,152
                                                               --------
                     ELECTRICAL EQUIPMENT -- 0.0%
          *+14       Bruker Daltonics, Inc...................       339
                                                               --------
                     ELECTRONICS -- 7.9%
          *299       Aeroflex, Inc...........................     8,617
         *+416       AXT, Inc................................    13,752
         *+365       Emcore Corp.............................    17,160
          *271       Oak Technology, Inc.....................     2,356
         *+256       Plexus Corp.............................     7,780
          *680       REMEC, Inc..............................     6,545
          *241       SBS Technologies, Inc...................     7,215
         *+206       Stratos Lightwave, Inc..................     3,517
          *391       Supertex, Inc...........................     7,730
                                                               --------
                                                                 74,672
                                                               --------
                     ENERGY & SERVICES -- 6.5%
          +715       Cross Timbers Oil Co....................    19,844
         *+375       Evergreen Resources, Inc................    14,465
         *+609       Hanover Compressor Co...................    27,125
                                                               --------
                                                                 61,434
                                                               --------
                                                               MARKET
    SHARES                                                     VALUE
 ------------------                                            --------
                     FINANCIAL SERVICES -- 5.6%
           424       Legg Mason, Inc.........................  $ 23,108
          +511       Liberty Property Trust (REIT)...........    14,607
          +363       People's Bank...........................     9,400
           *74       Trigon Healthcare, Inc..................     5,735
                                                               --------
                                                                 52,850
                                                               --------
                     HEALTH SERVICES -- 13.0%
       *+2,617       Caremark Rx, Inc........................    35,486
         *+148       Express Scripts, Inc., Class A..........    15,164
        *1,308       Health Net, Inc.........................    34,261
           *76       NPS Pharmaceuticals, Inc................     3,667
         *+185       Orthodontic Centers of America,.........     5,788
          *548       Quorum Health Group, Inc................     8,625
          *303       Varian Medical Systems, Inc.............    20,571
                                                               --------
                                                                123,562
                                                               --------
                     MACHINERY -- 0.6%
          *275       Grant Prideco, Inc......................     6,022
                                                               --------
                     MEDIA & ENTERTAINMENT -- 0.8%
         *+273       Harrah's Entertainment, Inc.............     7,211
                                                               --------
                     MEDICAL INSTRUMENTS & SUPPLIES -- 2.5%
           340       Beckman Coulter, Inc....................    14,242
         *+228       I-STAT Corp.............................     6,033
         *+222       North American Scientific, Inc..........     3,213
                                                               --------
                                                                 23,488
                                                               --------
                     METALS, MINERALS & MINING -- 2.3%
         *+547       Stillwater Mining Co....................    21,521
                                                               --------
                     REAL ESTATE -- 1.6%
          +617       Reckson Associates Realty Corp.
                     (REIT)..................................    15,474
                                                               --------
                     RESEARCH & TESTING FACILITIES -- 2.0%
         *+695       Core Laboratories N.V...................    18,971
                                                               --------
                     RETAIL -- 6.8%
         *+225       Ann Taylor Store........................     5,603
         *+344       Cheesecake Factory, Inc. (The)..........    13,211
          *676       Gymboree Corp...........................     9,384
           608       Pier 1 Imports, Inc.....................     6,269
          *809       Venator Group, Inc......................    12,546
         *+295       Whole Foods Market, Inc.................    18,044
                                                               --------
                                                                 65,057
                                                               --------
                     SOFTWARE & SERVICES -- 14.9%
          *385       Actuate Software Corp...................     7,355
         *+613       Affiliated Computer Services, Inc.,
                     Class A.................................    37,201
           *81       Agile Software Corp.....................     3,994
         *+861       Broadbase Software, Inc.................     5,378
          *440       Cognos, Inc.............................     8,283
         *+285       DigitalThink, Inc.......................     4,858
         *+156       E.piphany, Inc..........................     8,430
         *+395       HomeStore.com, Inc......................     7,953
         *+171       Inktomi Corp............................     3,060
          *118       Interwoven, Inc.........................     7,774
         *+199       Intranet Solutions, Inc.................    10,124
         *+114       Manugistics Group, Inc..................     6,470
          *298       Mentor Graphics.........................     8,163

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-1 _____________________________________

 HARTFORD SMALL COMPANY HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                               MARKET
    SHARES                                                     VALUE
 ------------------                                            --------
COMMON STOCKS  -- (CONTINUED)
         SOFTWARE & SERVICES  -- (CONTINUED)
          *681       Verity, Inc.............................  $ 16,387
          *357       Vignette Corp...........................     6,422
                                                               --------
                                                                141,852
                                                               --------
                     TRANSPORTATION -- 10.0%
         *+433       Atlas Air, Inc..........................    14,110
          *239       Doncasters PLC, ADR.....................     4,782
          *705       easyJet PLC.............................     4,127
  *TRIANGLE241       easyJet PLC, ADR........................     1,418
         *+539       Ryanair Holdings PLC, ADR...............    30,014
           661       Skywest, Inc............................    19,010
       *+1,079       Swift Transportation Co., Inc...........    21,374
                                                               --------
                                                                 94,835
                                                               --------
                     UTILITIES -- 0.7%
          *523       Apac Teleservices, Inc..................     1,930
          *142       Waste Connections, Inc..................     4,678
                                                               --------
                                                                  6,608
                                                               --------
                     Total common stocks.....................  $874,530
                                                               ========

   PRINCIPAL
    AMOUNT
 ------------------
 SHORT-TERM SECURITIES -- 13.2%
                     REPURCHASE AGREEMENT
      $124,959       Joint Repurchase Agreement (See Note
                     2(d)) 6.002% due 01/02/01...............  $124,959
                                                               --------
                     Total short-term securities.............  $124,959
                                                               ========


                                                                MARKET
                                                                VALUE
                                                              ----------
DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $828,204)..................   92.1%  $874,530
Total short-term securities (cost $124,959)..........   13.2    124,959
                                                       -----   --------
Total investment in securities (total
 cost $953,163 ).....................................  105.3    999,489
Cash, receivables and other assets...................    4.4     41,405
Securities lending collateral (See
 Note 2(i))..........................................   23.1    219,331
Payable for securities purchased.....................   (5.2)   (49,269)
Payable for Fund shares redeemed.....................   (4.5)   (41,744)
Securities lending collateral payable to
 brokers (See Note 2(i)).............................  (23.1)  (219,331)
Other liabilities....................................   (0.0)       (28)
                                                       -----   --------
Net assets...........................................  100.0%  $949,853
                                                       =====   ========


SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 1,500,000 shares authorized; 563,073 shares
 outstanding...................................................  $56,307
Capital surplus................................................  871,263
Distribution in excess of net realized gain on
 investments...................................................  (24,042)
Unrealized appreciation of investments.........................   46,326
Unrealized appreciation of forward foreign
 currency contracts (See Note 2(g))INFINITY....................    --
Unrealized depreciation of other assets and
 liabilities in foreign currencies.............................       (1)
                                                                 -------
Net assets.....................................................  $949,853
                                                                 =======

Class IA
Net asset value per share ($908,886  DIVIDED BY
 538,730 shares outstanding) (1,125,000 shares
 authorized)...................................................  $1.69
                                                                  ====
Class IB
Net asset value per share ($40,967  DIVIDED BY
 24,343 shares outstanding) (375,000 shares
 authorized)...................................................  $1.68
                                                                  ====

       *  Non-income producing during the period.
TRIANGLE Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $1,418 or 0.1% of net assets.
  +       All or a portion of this security was on loan as of December 31, 2000
         (See Note 2(i)).

INFINITY FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2000

                                                                 UNREALIZED
                                        CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION             MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------             ------------   ----------   --------   --------------
British Pounds (Buy)        $243          $243      01/05/01     $       --
                                                                 ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-2 _____________________________________

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                                 MARKET
       SHARES                                                    VALUE
 ------------------                                            ----------
 COMMON STOCKS -- 89.1%
                     BUSINESS SERVICES -- 1.7%
          *+800      Critical Path, Inc......................  $   24,600
          3,082      Manpower, Inc...........................     117,108
        *+1,500      United Rentals (North America)..........      20,156
                                                               ----------
                                                                  161,864
                                                               ----------
                     CHEMICALS -- 1.8%
         +1,400      Dow Chemical Co. (The)..................      51,275
          2,000      Pharmacia Corp..........................     122,000
       DIAMOND0      Syngenta AG.............................    DIAMOND0
                                                               ----------
                                                                  173,275
                                                               ----------
                     COMMUNICATIONS -- 5.5%
         *2,300      Advanced Fibre Communications, Inc......      41,544
         +6,300      AT&T Corp...............................     109,069
          2,226      Broadwing, Inc..........................      50,772
        *+5,000      Exodus Communications, Inc..............     100,000
        *+6,412      Global Crossing Ltd.....................      91,765
         *9,900      WorldCom, Inc...........................     139,213
                                                               ----------
                                                                  532,363
                                                               ----------
                     COMPUTERS & OFFICE EQUIPMENT -- 2.2%
           *800      Cisco Systems, Inc......................      30,600
        *+1,060      i2 Technologies, Inc....................      57,638
          *+595      Maxtor Corp.............................       3,328
         *1,820      Palm, Inc...............................      51,529
        *+2,000      Solectron Corp..........................      67,800
            120      Symbol Technologies, Inc................       4,320
                                                               ----------
                                                                  215,215
                                                               ----------
                     CONSUMER DURABLES -- 0.9%
          2,300      Grainger (W.W.), Inc....................      83,950
                                                               ----------
                     CONSUMER NON-DURABLES -- 2.4%
          4,100      McKesson HBOC, Inc......................     147,149
        *+6,000      Smurfit-Stone Container Corp............      89,625
                                                               ----------
                                                                  236,774
                                                               ----------
                     DRUGS -- 3.3%
          1,000      American Home Products Corp.............      63,550
         *1,300      Gilead Sciences, Inc....................     107,802
         *3,799      Immunex Corp............................     154,347
                                                               ----------
                                                                  325,699
                                                               ----------
                     ELECTRICAL EQUIPMENT -- 2.5%
         *1,600      Credence Systems Corp...................      36,800
           *935      Ionics, Inc.............................      26,528
            550      Samsung Electronics.....................      68,696
         *2,482      Thermo Electron Corp....................      73,851
          *+925      Veeco Instruments, Inc..................      37,116
                                                               ----------
                                                                  242,991
                                                               ----------
                     ELECTRONICS -- 4.3%
         *1,193      Altera Corp.............................      31,396
         +2,400      Koninklijke (Royal) Philips Electronics
                      N.V., ADR..............................      87,000
         *2,100      Micron Technology, Inc..................      74,550
         *3,000      National Semiconductor Corp.............      60,375
        *+2,300      Novellus Systems, Inc...................      82,656
         *1,800      UCAR International, Inc.................      17,550
                                                               MARKET
     SHARES                                                    VALUE
 ------------------                                            ----------
          ELECTRONICS  -- (CONTINUED)
         *5,250      United Microelectronics Corp., ADR......  $   43,313
         *1,150      Vishay Intertechnology, Inc.............      17,394
                                                               ----------
                                                                  414,234
                                                               ----------
                     ENERGY & SERVICES -- 7.8%
       DIAMOND0      Anadarko Petroleum Corp.................    DIAMOND0
          2,594      Burlington Resources, Inc...............     131,012
        *+4,598      China Petroleum and Chemical Corp.,
                      H Shares, ADR..........................      70,121
         +2,996      Cross Timbers Oil Co....................      83,133
          1,300      ExxonMobil Corp.........................     113,019
         *3,000      R&B Falcon Corp.........................      68,813
         *1,444      Rowan Companies, Inc....................      38,993
          6,700      Suncor Energy, Inc......................     172,106
         +1,692      Transocean Sedco Forex, Inc.............      77,812
                                                               ----------
                                                                  755,009
                                                               ----------
                     FINANCIAL SERVICES -- 5.8%
          3,000      Ace Ltd.................................     127,313
          1,500      Citigroup, Inc..........................      76,594
         +2,850      Heller Financial, Inc., Class A.........      87,459
          1,000      Legg Mason, Inc.........................      54,500
          2,300      MBIA, Inc...............................     170,488
            476      Orix Corp...............................      47,737
                                                               ----------
                                                                  564,091
                                                               ----------
                     FOOD, BEVERAGE & TOBACCO -- 3.1%
          3,100      Philip Morris Cos., Inc.................     136,400
          5,585      Sara Lee Corp...........................     137,177
            869      UST, Inc................................      24,375
                                                               ----------
                                                                  297,952
                                                               ----------
                     HEALTH SERVICES -- 1.6%
          1,900      HCA - The Healthcare Co.................      83,619
         *1,220      Lincare Holdings, Inc...................      69,605
                                                               ----------
                                                                  153,224
                                                               ----------
                     HOTELS & GAMING -- 0.6%
          1,628      Starwood Hotels & Resorts
                     Worldwide, Inc..........................      57,391
                                                               ----------
                     MACHINERY -- 0.3%
         *2,000      Terex Corp..............................      32,375
                                                               ----------
                     MEDIA & ENTERTAINMENT -- 5.9%
         *4,000      AT&T - Liberty Media Group, Class A.....      54,250
        *+1,500      Charter Communications, Inc.,
                     Class A.................................      34,031
         *2,200      Clear Channel Communications, Inc.......     106,561
         *3,528      Comcast Corp., Class A..................     147,311
         +1,490      Pegasus Communications Corp.,
                     Class A.................................      38,360
         +2,665      Rogers Communications, Inc., Class B....      45,297
        *+3,000      Six Flags, Inc..........................      51,563
         *2,457      USA Networks, Inc.......................      47,756
           +720      Vivendi Universal S.A., ADR.............      47,025
                                                               ----------
                                                                  572,154
                                                               ----------
                     MEDICAL INSTRUMENTS & SUPPLIES -- 2.3%
         +1,000      Bausch & Lomb, Inc......................      40,438
          5,306      Becton, Dickinson & Co..................     183,713
                                                               ----------
                                                                  224,151
                                                               ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-3 _____________________________________

 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                               MARKET
     SHARES                                                    VALUE
 ------------------                                            ----------
COMMON STOCKS  -- (CONTINUED)
                     METALS, MINERALS & MINING -- 4.7%
          4,000      Alcoa, Inc..............................  $  134,000
         +2,000      AngloGold Ltd., ADR.....................      29,875
          1,711      Engelhard Corp..........................      34,868
        *+4,600      Freeport-McMoRan Copper & Gold, Inc.,
                      Class B................................      39,388
          2,239      General Cable Corp......................       9,935
         +3,200      Petroleo Brasileiro S.A., ADR...........      80,800
          3,110      Precision Castparts Corp................     130,798
                                                               ----------
                                                                  459,664
                                                               ----------
                     REAL ESTATE -- 1.2%
          1,000      Boston Properties, Inc. (REIT)..........      43,500
         *1,400      Pinnacle Holdings, Inc. (REIT)..........      12,688
        *+3,150      Security Capital Group, Inc.,
                     Class B.................................      63,193
                                                               ----------
                                                                  119,381
                                                               ----------
                     RETAIL -- 6.8%
           *650      Best Buy Co., Inc.......................      19,216
        *+1,250      Cheesecake Factory, Inc. (The)..........      47,969
          6,063      Dollar General Corp.....................     114,437
          2,288      Hennes & Mauritz AB, Class B............      35,409
          4,910      Limited, Inc. (The).....................      83,768
          1,400      May Department Stores Co................      45,850
         *9,000      Staples, Inc............................     106,313
          3,900      Target Corp.............................     125,775
         *5,221      Toys R Us, Inc..........................      87,120
                                                               ----------
                                                                  665,857
                                                               ----------
                     RUBBER & PLASTICS PRODUCTS -- 0.6%
          1,000      NIKE, Inc., Class B.....................      55,813
                                                               ----------
                     SOFTWARE & SERVICES -- 7.6%
         *2,000      America Online, Inc.....................      69,600
        *+1,476      Avant! Corp.............................      27,037
         *3,150      China Unicom Ltd., ADR..................      46,463
         *1,660      Cognex Corp.............................      36,728
          1,424      Comdisco, Inc...........................      16,284
          2,300      First Data Corp.........................     121,181
           *900      Intuit, Inc.............................      35,494
         *2,000      Microsoft Corp..........................      86,750
           *837      Quest Software, Inc.....................      23,494
         *3,000      Rational Software Corp..................     116,813
         *1,100      VeriSign, Inc...........................      81,606
        *+4,480      Vignette Corp...........................      80,627
                                                               ----------
                                                                  742,077
                                                               ----------
                     TRANSPORTATION -- 9.9%
         *3,000      AMR Corp................................     117,563
          3,200      Boeing Co. (The)........................     211,200
          3,200      Canadian Pacific Ltd....................      91,400
         +4,494      CSX Corp................................     116,563
          3,451      Delphi Automotive Systems Corp..........      38,820
          2,406      Northrop Grumman Corp...................     199,723
         *2,847      NorthWest Airlines Corp., Class A.......      85,763
         +1,002      PetroChina Co., Ltd., Class H, ADR......      16,594
         +1,200      USFreightways Corp......................      36,094
          2,717      Werner Enterprises, Inc.................      46,189
                                                               ----------
                                                                  959,909
                                                               ----------
                                                               MARKET
     SHARES                                                    VALUE
 ------------------                                            ----------
                     UTILITIES -- 6.3%
        *+7,800      Calpine Corp............................  $  351,488
         +3,800      CMS Energy Corp.........................     120,413
          5,000      Waste Management, Inc...................     138,750
                                                               ----------
                                                                  610,651
                                                               ----------
                     Total common stocks.....................  $8,656,064
                                                               ==========

   PRINCIPAL
     AMOUNT
 ------------------
 SHORT-TERM SECURITIES -- 10.8%
                     REPURCHASE AGREEMENT
     $1,051,470      Joint Repurchase Agreement (See Note
                     2(d)) 6.002% due 01/02/01...............  $1,051,470
                                                               ----------
                     Total short-term securities.............  $1,051,470
                                                               ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $8,163,488)..................  89.1% $8,656,064
Total short-term securities (cost $1,051,470)..........  10.8   1,051,470
                                                        -----   ---------
Total investment in securities (total
 cost $9,214,958)......................................  99.9   9,707,534
Cash, receivables and other assets.....................   1.5     149,135
Securities lending collateral (See Note 2(i))..........   4.1     402,094
Payable for securities purchased.......................  (1.3)   (128,885)
Payable for Fund shares redeemed.......................  (0.1)     (9,463)
Securities lending collateral payable to
 brokers (See Note 2(i))...............................  (4.1)   (402,094)
Other liabilities......................................  (0.0)       (365)
                                                        -----   ---------
Net assets............................................. 100.0% $9,717,956
                                                         =====  =========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000 shares authorized; 1,639,899 shares
 outstanding..................................................  $ 163,990
Capital surplus...............................................  6,402,984
Accumulated undistributed net investment income...............        265
Accumulated undistributed net realized gain on investments....  2,658,283
Unrealized appreciation of investments........................    492,576
Unrealized depreciation of other assets and
 liabilities in foreign currencies............................       (142)
                                                                ---------
Net assets...................................................  $9,717,956
                                                                =========

Class IA
Net asset value per share ($9,581,898  DIVIDED BY
 1,616,927 shares outstanding) (2,250,000 shares
 authorized)......................................................  $5.93
                                                                     ====
Class IB
Net asset value per share ($136,058  DIVIDED BY
 22,972 shares outstanding) (750,000 shares
 authorized)......................................................  $5.92
                                                                     ====

      *  Non-income producing during the period.
      + All or a portion of this security was on loan as of December 31, 2000 (See Note 2(i)).
DIAMOND Due to the presentation of the financial statements in thousands, the number of shares and market value round to zero.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-4 _____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                                 MARKET
       SHARES                                                    VALUE
 ------------------                                            ----------
 COMMON STOCKS -- 98.0%
                     AUSTRALIA -- 0.9%
           +357      News Corp., Ltd., ADR (Media &
                      Entertainment).........................  $   11,510
                                                               ----------
                     BELGIUM -- 1.7%
             27      Credit Communal Holding (Financial
                      Services)..............................       4,932
   *TRIANGLE314      Interbrew (Food, Beverage & Tobacco)....      10,933
            147      KBC Bancassurance Holdings (Financial
                      Services)..............................       6,361
                                                               ----------
                                                                   22,226
                                                               ----------
                     BRAZIL -- 1.2%
            229      Telecomunicacoes Brasileiras S.A., ADR
                      (Utilities)............................      16,652
                                                               ----------
                     CANADA -- 2.0%
            470      Abitibi-Consolidated, Inc. (Forest &
                      Paper Products)........................       4,321
            525      Alcan Aluminum Ltd. (Metals, Minerals &
                      Mining)................................      17,931
            118      Nortel Networks Holdings Corp.
                      (Communications).......................       3,771
                                                               ----------
                                                                   26,023
                                                               ----------
                     CHINA -- 0.4%
          *+367      China Unicom Ltd., ADR (Software &
                      Services)..............................       5,418
                                                               ----------
                     FINLAND -- 3.1%
            487      Nokia Oyj (Communications)..............      21,717
            530      Sonera Group Oyj (Communications).......       9,603
            310      UPM-Kymmene Group (Forest & Paper
                      Products)..............................      10,654
                                                               ----------
                                                                   41,974
                                                               ----------
                     FRANCE -- 12.4%
           +138      Air Liquids S.A. (Chemicals)............      20,623
             88      Alcatel, Class A (Communications).......       4,987
            227      Aventis S.A. (Chemicals)................      19,943
            +55      AXA (Financial Services)................       7,967
              8      BNP Paribas (Financial Services)........         697
            279      Carrefour S.A. (Retail).................      17,511
            +65      France Telecom S.A. (Communications)....       5,568
            101      L'Oreal (Consumer Non-Durables).........       8,657
            179      Pechiney S.A., A Shares (Metals,
                      Minerals & Mining).....................       8,169
            +43      Pinault-Printemps-Redoute S.A.
                      (Retail)...............................       9,262
            110      Schneider Electric S.A. (Electrical
                      Equipment).............................       7,988
             42      Suez Lyonnaise des Eaux S.A.
                      (Utilities)............................       7,706
          *+223      Thomson Multimedia (Media &
                      Entertainment).........................      10,457
            204      Total Fina S.A., B Shares (Energy &
                     Services)...............................      30,331
          *+101      Vivendi S.A. (Media & Entertainment)....       6,673
                                                               ----------
                                                                  166,539
                                                               ----------
                     GERMANY -- 4.5%
            184      BASF AG (Chemicals).....................       8,355
                                                               MARKET
     SHARES                                                    VALUE
 ------------------                                            ----------

          GERMANY  -- (CONTINUED)
            108      Bayerische Motoren Werke (BMW) AG
                      (Transportation).......................  $    3,530
   *TRIANGLE369      Deutsche Post (Transportation)..........       7,931
           +622      Deutsche Telekom AG (Communications)....      18,979
           +433      RWE AG (Utilities)......................      19,233
          *+222      T-Online International (Software &
                      Services)..............................       2,791
                                                               ----------
                                                                   60,819
                                                               ----------
                     HONG KONG -- 3.0%
          1,099      Cheung Kong (Holdings) Ltd. (Real
                      Estate)................................      14,055
          2,429      New World Development (Real Estate).....       2,943
       *+15,133      Pacific Century Cyberwor
                      (Communications).......................       9,798
          1,422      Sun Hung Kai Properties (Real Estate)...      14,175
                                                               ----------
                                                                   40,971
                                                               ----------
                     IRELAND -- 0.5%
            594      Allied Irish Banks PLC (Financial
                      Services)..............................       6,903
                                                               ----------
                     ITALY -- 5.0%
           +376      Allenza Assicurazioni (Financial
                      Services)..............................       5,995
           +139      Assicurazioni Generali S.p.A. (Financial
                      Services)..............................       5,512
         +1,998      ENI S.p.A. (Energy & Services)..........      12,756
           +305      Mediaset S.p.A. (Media &
                      Entertainment).........................       3,634
         +5,181      Pirelli S.p.A. (Transportation).........      18,435
      +DIAMOND0      Seat-Pagine Gialle S.p.A. (Media &
                      Entertainment).........................    DIAMOND0
        *+1,596      Telecom Italia Mobile S.p.A.
                      (Communications).......................      12,738
           +571      Telecom Italia S.p.A.
                      (Communications).......................       6,312
                                                               ----------
                                                                   65,382
                                                               ----------
                     JAPAN -- 13.8%
             43      Advantest Corp. (Electronics)...........       3,982
            450      Bank of Toyko-Mitsubishi Ltd. (Financial
                      Services)..............................       4,480
              1      DDI Corp. (Communications)..............       5,052
              1      East Japan Railway......................       3,960
             12      Fast Retailing Co. (Retail).............       2,293
            282      Fuji Photo Film Co., Ltd. (Media &
                      Entertainment).........................      11,803
             35      Fuji Soft ABC, Inc. (Computers & Office
                      Equipment).............................       2,239
           +427      Fujisawa Pharmaceutical Co. (Drugs).....      14,134
            107      Hoya Corp. (Medical Instruments &
                      Supplies)..............................       7,870
            203      KAO Corp. (Consumer Non-Durables).......       5,902
             82      Kyocera Corp. (Electronics).............       8,910
           +171      Matsumotokiyoshi Co., Ltd. (Retail).....       4,688
             54      Matsushita Communication Industrial Co.,
                      Ltd. (Retail)..........................       6,773
            654      Matsushita Electric Industrial Co.
                      (Electronics)..........................      15,634
            593      NEC Corp. (Electronics).................      10,853
          1,707      Nikko Securities Co., Ltd. (Financial
                      Services)..............................      13,228
             58      Nintendo Co., Ltd (Consumer
                      Non-Durables)..........................       9,121
              1      Nippon Telegraph & Telephone Corp.
                      (Communications).......................       7,920
       DIAMOND0      NTT DoCoMo, Inc. (Media &
                      Entertainment).........................       5,313

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-5 _____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                               MARKET
     SHARES                                                    VALUE
 ------------------                                            ----------
COMMON STOCKS  -- (CONTINUED)
          JAPAN  -- (CONTINUED)
            487      Omron Corp. (Electrical Equipment)......  $   10,128
            109      Pioneer Corp. (Media & Entertainment)...       2,911
            210      Promise Co., Ltd. (Financial
                      Services)..............................      14,909
          *+392      Ricoh Co., Ltd. (Media &
                      Entertainment).........................       7,243
            701      Tokyo Style Co., Ltd. (Apparel &
                      Textile)...............................       6,433
                                                               ----------
                                                                  185,779
                                                               ----------
                     NETHERLANDS -- 8.0%
            502      Aegon N.V. (Financial Services).........      20,749
            129      Heineken N.V. (Food, Beverage &
                      Tobacco)...............................       7,806
            259      ING Groep N.V. (Financial Services).....      20,661
             88      Phillips Electronics N.V.
                      (Electronics)..........................       3,213
            463      Royal Dutch Petroleum Co. (Energy &
                      Services)..............................      28,343
            228      Royal Dutch Petroleum Co., NY Shares,
                      ADR (Energy & Services)................      13,778
            102      ST Microelectronics (Electronic
                      Equipment).............................       4,449
            147      Unilever N.V., NY Shares (Consumer Non-
                      Durables)..............................       9,227
                                                               ----------
                                                                  108,226
                                                               ----------
                     PORTUGAL -- 0.4%
          1,711      Electridade de Portuga (Energy &
                      Services)..............................       5,654
                                                               ----------
                     SOUTH AFRICA -- 0.6%
          2,830      Firstrand Ltd. (Financial Services).....       3,140
            139      Nedcor Ltd. (Financial Services)........       3,144
          1,933      Sanlam Ltd. (Financial Services)........       2,441
                                                               ----------
                                                                    8,725
                                                               ----------
                     SOUTH KOREA -- 2.1%
             53      Korea Telecom Corp. (Communications)....       2,816
             92      Korea Telecom Corp., ADR
                      (Communications).......................       2,853
            150      Samsung Electronics (Electronics).......      18,693
             13      SK Telecom Co., Ltd. (Media &
                      Entertainment).........................       2,684
            +77      SK Telecom Co., Ltd., ADR (Media &
                      Entertainment).........................       1,807
                                                               ----------
                                                                   28,853
                                                               ----------
                     SPAIN -- 4.3%
           +561      Banco Popular Espanol S.A. (Financial
                      Services)..............................      19,533
          1,233      Banco Santander Central Hispano S.A.
                      (Financial Services)...................      13,197
            615      Endesa S.A. (Utilities).................      10,485
            151      Endesa S.A., ADR (Utilities)............       2,518
           +240      Telefonica S.A., ADR (Communications)...      12,002
                                                               ----------
                                                                   57,735
                                                               ----------
                     SWEDEN -- 3.7%
            960      ForeningsSparbanken AB (Swedbank)
                      (Financial Services)...................      14,698
            229      Gambro AB, Class A (Medical
                      Instruments & Supplies)................       1,661
          2,294      Skandinaviska Enskilda, A Shares
                      (Financial Services)...................      25,290
                                                               MARKET
     SHARES                                                    VALUE
 ------------------                                            ----------

          SWEDEN  -- (CONTINUED)
            226      Telefonaktiebolaget LM Ericcson AB, B
                      Shares, ADR (Communications)...........  $    2,531
            506      Telefonaktiebolaget LM Ericsson AB, B
                      Shares (Communications)................       5,769
                                                               ----------
                                                                   49,949
                                                               ----------
                     SWITZERLAND -- 4.6%
             13      Nestle S.A. (Food, Beverage &
                      Tobacco)...............................      29,878
             12      Novartis AG (Drugs).....................      21,021
              1      Roche Holdings, Inc. (Drugs)............      10,698
       DIAMOND0      Syngenta AG (Chemicals).................    DIAMOND0
                                                               ----------
                                                                   61,597
                                                               ----------
                     TAIWAN -- 1.2%
         *1,398      Taiwan Semiconductor Manufacturing Co.,
                      Ltd....................................       3,360
           *542      Taiwan Semiconductor Manufacturing Co.,
                      Ltd., ADR (Electronics)................       9,346
           *354      United Microelectronics Corp., ADR
                      (Electronics)..........................       2,921
                                                               ----------
                                                                   15,627
                                                               ----------
                     UNITED KINGDOM -- 24.6%
            531      Astrazeneca Group PLC (Drugs)...........      26,712
          1,070      BAA PLC (Transportation)................       9,876
            694      Barclays PLC (Financial Services).......      21,422
          1,796      Billiton PLC (Metals, Minerals &
                      Mining)................................       6,968
          2,501      BP Amoco PLC (Energy & Services)........      20,060
            287      BP Amoco PLC, ADR (Energy & Services)...      13,759
          2,264      British Airways PLC.....................      13,178
            898      British Sky Broadcasting (Media &
                      Entertainment).........................      15,073
            725      Cable & Wireless PLC (Utilities)........       9,762
           *342      COLT Telecom Group PLC
                      (Communications).......................       7,339
           *207      GlaxoSmithKline PLC (Drugs).............       5,850
            151      GlaxoSmithKline PLC, ADR (Drugs)........       8,457
          1,050      Imperial Chemical Industries PLC
                      (Chemicals)............................       8,651
          5,827      Invensys PLC (Electrical Equipment).....      13,622
         *2,166      Lattice Group PLC (Utilities)...........       4,868
            206      Liberty International PLC (Business
                      Services)..............................       1,498
          1,666      Lloyds TSB Group PLC (Financial
                      Services)..............................      17,543
            601      Marconi PLC (Communications)............       6,428
          1,092      Prudential Corp., PLC (Financial
                      Services)..............................      17,535
            825      Psion PLC, GBP (Software & Services)....       3,479
            722      Reckitt & Colman PLC (Consumer Non-
                      Durables)..............................       9,966
          2,820      Reed International PLC (Media &
                      Entertainment).........................      29,424
          3,252      Rentokil Initial PLC (Business
                      Services)..............................      11,245
            509      Royal Bank of Scotland Group (Financial
                      Services)..............................      12,003
            760      Safeway PLC (Retail)....................       3,376
          1,979      Smith & Nephew PLC (Medical
                      Instruments & Supplies)................       9,298

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-6 _____________________________________

                                                               MARKET
     SHARES                                                    VALUE
 ------------------                                            ----------
COMMON STOCKS  -- (CONTINUED)
          UNITED KINGDOM  -- (CONTINUED)
            393      South African Breweries PLC (Food,
                      Beverage & Tobacco)....................  $    2,763
          5,816      Vodafone AirTouch PLC
                      (Communications).......................      21,327
                                                               ----------
                                                                  331,482
                                                               ----------
                     Total common stocks.....................  $1,318,044
                                                               ==========
   PRINCIPAL
     AMOUNT
 ------------------
 SHORT-TERM SECURITIES -- 11.8%
                     REPURCHASE AGREEMENT
     $  158,524      Joint Repurchase Agreement (See Note
                     2(d)) 6.002% due 01/02/01...............  $  158,524
                                                               ----------
                     Total short-term securities.............  $  158,524
                                                               ==========

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $1,310,704).................   98.0% $1,318,044
Total short-term securities (cost $158,524)...........   11.8     158,524
                                                        -----   ---------
Total investment in securities (total
 cost $1,469,228).....................................  109.8   1,476,568
Cash, receivables and other assets....................    1.7      23,837
Securities lending collateral (See Note 2(i)).........   12.0     161,272
Payable for securities purchased......................   (6.6)    (89,089)
Payable for Fund shares redeemed......................   (4.9)    (65,782)
Securities lending collateral payable to
 brokers (See Note 2(i))..............................  (12.0)   (161,272)
Other liabilities.....................................    0.0        (243)
                                                        -----   ---------
Net assets............................................  100.0% $1,345,291
                                                        =====   =========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,500,000 shares authorized; 986,541 shares outstanding......  $  98,654
Capital surplus...............................................  1,130,993
Accumulated undistributed net investment income...............        781
Accumulated undistributed net realized gain on
 investments..................................................    108,047
Unrealized appreciation of investments........................      7,340
Unrealized appreciation of forward foreign
 currency contracts (See Note 2(g))INFINITY...................        381
Unrealized depreciation of other assets and
 liabilities in foreign currencies............................       (905)
                                                                ---------
Net assets...................................................  $1,345,291
                                                                =========

Class IA
Net asset value per share
 ($1,326,609 DIVIDED BY 972,857 shares
 outstanding) (1,875,000 shares authorized).......................  $1.36
                                                                     ====
Class IB
Net asset value per share
 ($18,682 DIVIDED BY 13,684 shares outstanding)
 (625,000 shares authorized)......................................  $1.37
                                                                     ====

                                                            MARKET
                                                             VALUE
                                                            ------
DIVERSIFICATION BY INDUSTRY:
  Apparel & Textile............................     0.5%  $   6,433
  Business Services............................     0.9      12,743
  Chemicals....................................     4.3      57,572
  Communications...............................    12.6     169,317
  Computers & Office Equipment.................     0.2       2,239
  Consumer Non-Durables........................     3.2      42,873
  Drugs........................................     6.5      86,872
  Electrical Equipment.........................     2.7      36,187
  Electronics..................................     5.7      76,912
  Energy & Services............................     9.3     124,681
  Financial Services...........................    19.4     262,340
  Food, Beverage & Tobacco.....................     3.8      51,380
  Forest & Paper Products......................     1.1      14,975
  Media & Entertainment........................     7.9     106,725
  Medical Instruments & Supplies...............     1.4      18,829
  Metals, Minerals & Mining....................     2.5      33,068
  Real Estate..................................     2.3      31,173
  Retail.......................................     3.3      43,903
  Software & Services..........................     0.9      11,688
  Transportation...............................     4.2      56,910
  Utilities....................................     5.3      71,224
                                                 ------   ---------
Total common stocks............................    98.0% $1,318,044
                                                 ======   =========

       * Non-income producing during the period.
TRIANGLE Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to 18,864 or 1.4% of net assets.
       + All or a portion of this security was on loan as of December 31,
         2000 (See Note 2(i)).
 DIAMOND Due to the presentation of the financial statements in thousands, the number of shares and market value round to zero.

_____________________________________ MF-7 _____________________________________

 HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

INFINITY FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING AT DECEMBER 31, 2000

                                                                    UNREALIZED
                                           CONTRACT    DELIVERY    APPRECIATION
DESCRIPTION                MARKET VALUE     AMOUNT       DATE     (DEPRECIATION)
-----------                ------------   ----------   --------   --------------
British Pounds (Buy)         $ 2,018        $1,988     01/02/01        $ 30
British Pounds (Buy)           3,558         3,522     01/03/01          36
British Pounds (Buy)           2,557         2,563     01/04/01          (6)
British Pounds (Buy)           1,857         1,856     01/05/01           1
British Pounds (Buy)              66            66     01/08/01          --
British Pounds (Sell)            679           674     01/03/01          (5)
Canadian Dollars (Buy)         5,512         5,480     01/02/01          32
Canadian Dollars (Buy)         1,660         1,662     01/03/01          (2)
Euro (Buy)                    18,033        17,877     01/02/01         156
Euro (Buy)                     5,077         5,019     01/03/01          58
Hong Kong Dollars (Buy)          685           685     01/02/01          --
South African Rand (Buy)       1,788         1,797     01/02/01          (9)
South African Rand (Buy)         773           773     01/02/01          --
Swedish Krona (Buy)            2,303         2,275     01/02/01          28
Swedish Krona (Buy)              809           801     01/03/01           8
Swedish Krona (Buy)               18            18     01/04/01          --
Swiss Franc (Buy)              4,995         4,941     01/04/01          54
                                                                       ----
                                                                       $381
                                                                       ====

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT. _____________________________________ MF-8 _____________________________________

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
 (000'S OMITTED)

                                                                 MARKET
       SHARES                                                    VALUE
 ------------------                                            ----------
 COMMON STOCKS -- 95.9%
                     AEROSPACE & DEFENSE -- 2.5%
        *2,378       General Motors, Class H.................  $   54,701
         2,349       United Technologies Corp................     184,706
                                                               ----------
                                                                  239,407
                                                               ----------
                     BUSINESS SERVICES -- 0.3%
          +106       Interpublic Group Cos., Inc. (The)......       4,490
            79       Omnicom Group, Inc......................       6,555
         1,374       ServiceMaster Co. (The).................      15,799
                                                               ----------
                                                                   26,844
                                                               ----------
                     CHEMICALS -- 2.8%
         2,876       Dow Chemical Co. (The)..................     105,315
         2,703       Pharmacia Corp..........................     164,887
                                                               ----------
                                                                  270,202
                                                               ----------
                     COMMUNICATIONS -- 6.6%
          *219       Avaya, Inc..............................       2,257
           *50       COLT Telecom Group PLC..................       1,073
       *+2,864       Global Crossing, Ltd....................      40,985
         1,663       Lucent Technologies, Inc................      22,453
        +2,493       Nortel Networks Holdings Corp...........      79,938
         3,472       SBC Communications, Inc.................     165,807
        *1,967       Tellabs, Inc............................     111,141
         2,440       Verizon Communications, Inc.............     122,312
        *6,737       WorldCom, Inc...........................      94,734
                                                               ----------
                                                                  640,700
                                                               ----------
                     COMPUTERS & OFFICE EQUIPMENT -- 7.4%
        *5,816       Cisco Systems, Inc......................     222,462
        *3,194       Dell Computer Corp......................      55,702
        *1,285       EMC Corp................................      85,466
         1,812       Hewlett-Packard Co......................      57,182
         1,652       International Business Machines Corp....     140,395
           580       Minnesota Mining & Manufacturing Co.....      69,914
        *2,565       Solectron Corp..........................      86,947
                                                               ----------
                                                                  718,068
                                                               ----------
                     CONSUMER NON-DURABLES -- 6.3%
           649       Cardinal Health, Inc....................      64,617
           808       Gillette Co. (The)......................      29,189
         1,689       Procter & Gamble Co. (The)..............     132,465
        *4,246       Safeway, Inc............................     265,400
         2,135       Tyco International Ltd..................     118,481
                                                               ----------
                                                                  610,152
                                                               ----------
                     DRUGS -- 9.9%
         2,782       Abbott Laboratories.....................     134,768
         3,253       American Home Products Corp.............     206,728
         2,182       Bristol-Myers Squibb Co.................     161,332
           218       Eli Lilly & Co..........................      20,297
          *752       Immunex Corp............................      30,534
         2,134       Merck & Co., Inc........................     199,758
         4,048       Pfizer, Inc.............................     186,205
           447       Schering-Plough Corp....................      25,367
                                                               ----------
                                                                  964,989
                                                               ----------
                     ELECTRICAL EQUIPMENT -- 0.8%
        *2,122       Teradyne, Inc...........................      79,041
                                                               ----------
                                                               MARKET
    SHARES                                                     VALUE
 ------------------                                            ----------
                     ELECTRONICS -- 5.8%
           *50       Broadcom Corp., Class A.................  $    4,200
         1,167       Emerson Electric Co.....................      92,006
         3,370       General Electric Co.....................     161,535
         5,764       Intel Corp..............................     173,283
          *733       JDS Uniphase Corp.......................      30,540
        *1,946       Micron Technology, Inc..................      69,087
          *573       Vitesse Semiconductor Corp..............      31,677
                                                               ----------
                                                                  562,328
                                                               ----------
                     ENERGY & SERVICES -- 6.9%
         1,093       Conoco, Inc., Class B...................      31,617
         3,782       ExxonMobil Corp.........................     328,754
           317       Royal Dutch Petroleum Co., NY Shares,
                      ADR....................................      19,168
         1,339       Schlumberger Ltd........................     107,060
         2,445       Texaco, Inc.............................     151,889
          +325       Transocean Sedco Forex, Inc.............      14,950
           495       Unocal Corp.............................      19,150
                                                               ----------
                                                                  672,588
                                                               ----------
                     FINANCIAL SERVICES -- 15.4%
         2,209       American International Group, Inc.......     217,771
           278       Chase Manhattan Corp. (The).............      12,641
         7,467       Citigroup, Inc..........................     381,309
         2,026       Fleet Boston Financial Corp.............      76,087
         3,112       Franklin Resources, Inc.................     118,567
           560       Goldman Sachs Group, Inc. (The).........      59,874
         1,952       Marsh & McLennan Cos., Inc..............     228,431
         2,349       Merrill Lynch & Co., Inc................     160,152
           211       Morgan Stanley Dean Witter & Co.........      16,722
         1,809       State Street Corp.......................     224,708
                                                               ----------
                                                                1,496,262
                                                               ----------
                     FOOD, BEVERAGE & TOBACCO -- 4.4%
         1,108       Anheuser-Busch Cos., Inc................      50,400
         2,299       Coca-Cola Co. (The).....................     140,101
         1,002       General Mills, Inc......................      44,661
         3,836       PepsiCo, Inc............................     190,097
                                                               ----------
                                                                  425,259
                                                               ----------
                     FOREST & PAPER PRODUCTS -- 3.0%
         2,712       Kimberly-Clark Corp.....................     191,718
         2,057       Weyerhaeuser Co.........................     104,398
                                                               ----------
                                                                  296,116
                                                               ----------
                     HEALTH SERVICES -- 0.3%
           745       HCA - The Healthcare Co.................      32,787
                                                               ----------
                     MEDIA & ENTERTAINMENT -- 3.3%
        *6,914       AT&T - Liberty Media Group, Class A.....      93,777
         3,232       Gannett Co., Inc........................     203,824
           738       Walt Disney Co. (The)...................      21,367
                                                               ----------
                                                                  318,968
                                                               ----------
                     MEDICAL INSTRUMENTS & SUPPLIES -- 2.0%
           435       Baxter International, Inc...............      38,416
         1,546       Johnson & Johnson Co....................     162,395
                                                               ----------
                                                                  200,811
                                                               ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-9 _____________________________________

 HARTFORD STOCK HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                               MARKET
    SHARES                                                     VALUE
 ------------------                                            ----------
COMMON STOCKS -- (CONTINUED)
                     METALS, MINERALS & MINING -- 1.5%
         1,899       Alcoa, Inc..............................  $   63,613
         1,440       Illinois Tool Works, Inc................      85,770
                                                               ----------
                                                                  149,383
                                                               ----------
                     REAL ESTATE -- 0.1%
            *6       Security Capital Group, Inc.,
                      Class A................................       6,386
                                                               ----------
                     RETAIL -- 7.0%
         2,232       CVS Corp................................     133,769
         2,994       Home Depot, Inc. (The)..................     136,807
         6,055       McDonald's Corp.........................     205,884
        +4,002       Wal-Mart Stores, Inc....................     212,590
                                                               ----------
                                                                  689,050
                                                               ----------
                     SOFTWARE & SERVICES -- 6.3%
        *3,774       America Online, Inc.....................     131,321
         2,408       Automatic Data Processing, Inc..........     152,450
        *1,438       China Unicom Ltd., ADR..................      21,216
         *+862       Computer Sciences Corp..................      51,852
        *5,749       Microsoft Corp..........................     249,372
           *56       VERITAS Software Corp...................       4,865
                                                               ----------
                                                                  611,076
                                                               ----------
                     TRANSPORTATION -- 0.6%
           897       Boeing Co. (The)........................      59,182
                                                               ----------
                     UTILITIES -- 2.7%
           738       Duke Energy Corp........................      62,949
          +600       El Paso Energy Corp.....................      42,975
           633       Exelon Corp.............................      44,443
         1,223       FPL Group, Inc..........................      87,743
           854       Waste Management, Inc...................      23,685
                                                               ----------
                                                                  261,795
                                                               ----------
                     Total common stocks (cost $7,847,254)...  $9,331,394
                                                               ==========
   PRINCIPAL
    AMOUNT
 ------------------
 SHORT-TERM SECURITIES -- 2.2%
                     REPURCHASE AGREEMENT
      $218,369       Joint Repurchase Agreement (See Note
                     2(d)) 6.002% due 01/02/01...............  $  218,369
                                                               ----------
                     Total short-term securities
                     (cost $218,369).........................  $  218,369
                                                               ==========

                                                                 MARKET
                                                                  VALUE
                                                               ----------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, net of securities loaned...........  $9,470,402
Investment in securities loaned (See Note 2(i))..............      79,361
                                                               ----------
Total investment in securities, at value (total
 cost $8,065,623) - see accompanying portfolio...............  $9,549,763
Receivable for Fund shares sold..............................     668,913
Receivable for dividends and interest........................       6,899
Security lending collateral (See Note 2(i))..................      82,483
Cash and other assets........................................          25
                                                               ----------
Total assets.................................................  10,308,083
                                                               ----------
LIABILITIES
Payable for securities purchased.............................     483,481
Payable for Fund shares redeemed.............................      15,736
Security lending collateral payable to brokers
 (See Note 2(i)).............................................      82,483
Other liabilities............................................         288
                                                               ----------
Total liabilities............................................     581,988
                                                               ----------
Net assets...................................................  $9,726,095
                                                               ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000 shares authorized; 1,654,065 shares
 outstanding.................................................  $  165,407
Capital surplus..............................................   7,421,487
Accumulated undistributed net investment income..............           1
Accumulated undistributed net realized gain on investments...     655,060
Unrealized appreciation of investments.......................   1,484,140
                                                               ----------
Net assets...................................................  $9,726,095
                                                               ==========

Class IA
Net asset value per share ($9,590,018  DIVIDED BY
 1,630,918 shares outstanding) (2,250,000 shares
 authorized)......................................................  $5.88
                                                                     ====
Class IB
Net asset value per share ($136,077  DIVIDED BY
 23,147 shares outstanding) (750,000 shares
 authorized)......................................................  $5.88
                                                                     ====

  *  Non-income producing during the period.
  + All or a portion of this security was on loan as of December 31, 2000 (See Note 2(i)).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-10 ____________________________________

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

                                                                 MARKET
       SHARES                                                    VALUE
 ------------------                                            ----------
 COMMON STOCKS -- 97.2%
                     AEROSPACE & DEFENSE -- 1.7%
           680       United Technologies Corp................  $   53,426
                                                               ----------
                     CHEMICALS -- 4.0%
          +165       Akzo Nobel N.V., ADR....................       8,808
            91       Avery Dennison Corp.....................       4,999
           451       du Pont (E.I.) de Nemours & Co..........      21,785
           106       Eastman Chemical Co.....................       5,153
         1,270       Pharmacia Corp..........................      77,498
           304       Rohm & Haas Co..........................      11,054
                                                               ----------
                                                                  129,297
                                                               ----------
                     COMMUNICATIONS -- 7.0%
         1,176       AT&T Corp...............................      20,363
      DIAMOND0       Avaya, Inc..............................    DIAMOND0
          +576       Broadwing, Inc..........................      13,131
      ARROW336       Lucent Technologies, Inc................       4,529
           230       Nortel Networks Holdings Corp...........       7,379
        *1,001       Qwest Communications International......      41,048
           707       SBC Communications, Inc.................      33,746
         2,192       Verizon Communications, Inc.............     109,849
                                                               ----------
                                                                  230,045
                                                               ----------
                     COMPUTERS & OFFICE EQUIPMENT -- 1.9%
           318       Compaq Computer Corp....................       4,792
      ARROW358       Hewlett-Packard Co......................      11,306
           302       International Business Machines Corp....      25,696
           173       Minnesota Mining & Manufacturing Co.....      20,847
                                                               ----------
                                                                   62,641
                                                               ----------
                     CONSUMER DURABLES -- 0.3%
           189       Corning, Inc............................       9,982
                                                               ----------
                     CONSUMER NON-DURABLES -- 3.5%
           209       Eastman Kodak Co........................       8,237
           596       McKesson HBOC, Inc......................      21,394
         1,047       Procter & Gamble Co. (The)..............      82,148
                                                               ----------
                                                                  111,779
                                                               ----------
                     DRUGS -- 6.9%
           525       Abbott Laboratories.....................      25,430
           672       American Home Products Corp.............      42,718
          +867       AstraZeneca Group PLC, ADR..............      44,666
           323       Bristol-Myers Squibb Co.................      23,852
           374       Eli Lilly & Co..........................      34,759
           525       Merck & Co., Inc........................      49,144
         *+108       Syngenta AG, ADR........................       1,179
                                                               ----------
                                                                  221,748
                                                               ----------
                     ELECTRONICS -- 4.1%
           274       Eaton Corp..............................      20,579
         2,095       General Electric Co.....................     100,423
           383       Intel Corp..............................      11,520
                                                               ----------
                                                                  132,522
                                                               ----------
                     ENERGY & SERVICES -- 10.3%
           920       Ashland, Inc............................      33,008
           384       Chevron Corp............................      32,449
         1,817       Conoco, Inc., Class B...................      52,589
           354       Enron Corp..............................      29,435
           776       ExxonMobil Corp.........................      67,479
         2,604       Suncor Energy, Inc......................      66,877
         1,263       Unocal Corp.............................      48,851
                                                               ----------
                                                                  330,688
                                                               ----------
                     FINANCIAL SERVICES -- 20.8%
           355       CIGNA Corp..............................      46,967
                                                               MARKET
    SHARES                                                     VALUE
 ------------------                                            ----------
         FINANCIAL SERVICES -- (CONTINUED)
         1,869       Citigroup, Inc..........................  $   95,449
           645       Fannie Mae..............................      55,954
           218       Goldman Sachs Group, Inc. (The).........      23,302
           579       Marsh & Mclennan Cos., Inc..............      67,702
           375       MBIA, Inc...............................      27,797
           410       Merrill Lynch & Co., Inc................      27,977
           380       Morgan Stanley Dean Witter & Co.........      30,075
         1,376       Pacific Century Financial Corp..........      24,333
        +1,541       People's Bank...........................      39,871
         2,398       U.S. Bancorp............................      69,986
           522       UnionBanCal Corp........................      12,565
           953       Wachovia Corp...........................      55,399
         1,174       Washington Mutual, Inc..................      62,301
           347       XL Capital Ltd., Class A................      30,337
                                                               ----------
                                                                  670,015
                                                               ----------
                     FOOD, BEVERAGE & TOBACCO -- 7.9%
           985       McCormick & Co., Inc....................      35,536
           984       PepsiCo, Inc............................      48,745
         1,332       Philip Morris Cos., Inc.................      58,621
          +597       Reynolds (R.J.) Tobacco Holdings,
                      Inc....................................      29,118
         3,140       Sara Lee Corp...........................      77,129
           154       UST, Inc................................       4,316
                                                               ----------
                                                                  253,465
                                                               ----------
                     FOREST & PAPER PRODUCTS -- 3.2%
           853       Abitibi-Consolidated, Inc...............       7,833
           155       Bowater, Inc............................       8,721
           694       Kimberly-Clark Corp.....................      49,031
           339       Temple-Inland, Inc......................      18,195
           367       Weyerhaeuser Co.........................      18,625
                                                               ----------
                                                                  102,405
                                                               ----------
                     MACHINERY -- 0.5%
           338       Caterpillar, Inc........................      15,992
                                                               ----------
                     MEDIA & ENTERTAINMENT -- 1.7%
           609       Gannett Co., Inc........................      38,392
          +285       Knight-Ridder, Inc......................      16,215
                                                               ----------
                                                                   54,607
                                                               ----------
                     MEDICAL INSTRUMENTS & SUPPLIES -- 2.0%
           748       Baxter International, Inc...............      66,058
                                                               ----------
                     METALS, MINERALS & MINING -- 2.3%
           827       Alcoa, Inc..............................      27,701
           431       Lockheed Martin Corp....................      14,639
           571       Phelps Dodge Corp.......................      31,847
                                                               ----------
                                                                   74,187
                                                               ----------
                     REAL ESTATE -- 2.6%
           601       Archstone Communities Trust (REIT)......      15,478
           992       Equity Office Properties Trust (REIT)...      32,377
           376       Kimco Realty Corp. (REIT)...............      16,601
           662       Liberty Property Trust (REIT)...........      18,917
            10       Spieker Properties, Inc. (REIT).........         501
                                                               ----------
                                                                   83,874
                                                               ----------
                     RETAIL -- 2.2%
         1,358       Family Dollar Stores, Inc...............      29,106
         1,295       Target Corp.............................      41,748
                                                               ----------
                                                                   70,854
                                                               ----------
                     SOFTWARE & SERVICES -- 3.0%
           569       Electronic Data Systems Corp............      32,866
           694       First Data Corp.........................      36,576

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-11 ____________________________________

 HARTFORD DIVIDEND AND GROWTH HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                               MARKET
    SHARES                                                     VALUE
 ------------------                                            ----------
COMMON STOCKS -- (CONTINUED)
         SOFTWARE & SERVICES -- (CONTINUED)
          *627       Microsoft Corp..........................  $   27,179
                                                               ----------
                                                                   96,621
                                                               ----------
                     TRANSPORTATION -- 3.7%
           631       Boeing Co. (The)........................      41,646
           996       Ford Motor Co...........................      23,334
           612       Genuine Parts Co........................      16,027
           372       Honeywell International, Inc............      17,577
           186       TRW, Inc................................       7,211
          +497       USFreightways Corp......................      14,961
                                                               ----------
                                                                  120,756
                                                               ----------
                     UTILITIES -- 7.6%
           257       Dominion Resources, Inc.................      17,239
          +265       DQE, Inc................................       8,679
           243       Duke Energy Corp........................      20,724
          +694       El Paso Energy Corp.....................      49,715
         1,055       Exelon Corp.............................      74,037
           349       FPL Group, Inc..........................      25,069
           327       Montana Power Co. (The).................       6,791
           735       Pinnacle West Capital Corp..............      35,004
          +243       UtiliCorp United, Inc...................       7,528
                                                               ----------
                                                                  244,786
                                                               ----------
                     Total common stocks.....................  $3,135,748
                                                               ==========
 CONVERTIBLE PREFERRED STOCKS -- 0.4%
                     MEDIA & ENTERTAINMENT
 TRIANGLE5,334       American Tower Corp.
                       6.25% due 10/15/09....................  $    9,008
                                                               ----------
                     UTILITIES
            65       Texas Utilities Co.
                       9.25% due 08/16/02....................       3,286
                                                               ----------
                     Total convertible preferred stocks......  $   12,294
                                                               ==========

   PRINCIPAL
    AMOUNT
 ------------------
 EQUITY LINKED NOTES -- 0.4%
                     MEDIA & ENTERTAINMENT
      $    160       Tribune Co.
                       2.00% due 05/15/29....................  $   13,880
                                                               ----------
                     Total equity linked notes...............  $   13,880
                                                               ==========
 SHORT-TERM SECURITIES -- 2.2%
                     REPURCHASE AGREEMENT
        72,159       Joint Repurchase Agreement (See Note
                      2(d))
                       6.002% due 01/02/01...................  $   72,159
                                                               ----------
                     Total short-term securities.............  $   72,159
                                                               ==========

                                                                 MARKET
                                                                  VALUE
                                                               ----------

DIVERSIFICATION OF NET ASSETS:
Total common stocks (cost $2,645,146).................   97.2% $3,135,748
Total convertible preferred stocks (cost $8,641)......    0.4      12,294
Total equity linked notes (cost $27,921)..............    0.4      13,880
Total short-term securities (cost $72,159)............    2.2      72,159
                                                        -----  ----------
Total investment in securities (total
 cost $2,753,867).....................................  100.2   3,234,081
Cash, receivables and other assets....................    2.1      67,721
Securities lending collateral (See Note 2(i)).........    4.0     130,458
Payable for securities purchased......................   (1.7)    (56,725)
Payable for Fund shares redeemed......................   (0.6)    (19,656)
Securities lending collateral payable to
 brokers (See Note 2(i))..............................   (4.0)   (130,458)
Other liabilities.....................................   (0.0)       (149)
                                                        -----  ----------
Net assets............................................  100.0% $3,225,272
                                                        =====  ==========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 4,000,000 shares authorized; 1,518,766 shares outstanding..... $  151,877
Capital surplus................................................  2,399,327
Accumulated undistributed net investment income................      1,732
Accumulated undistributed net realized gain on investments.....    192,018
Unrealized appreciation of investments.........................    480,214
Unrealized depreciation of other assets and
 liabilities in foreign currencies.............................         (1)
Unrealized appreciation of option contracts
 written (See Note 2(f)) OMEGA.................................        105
                                                                 ---------
Net assets....................................................  $3,225,272
                                                                 =========

Class IA
Net asset value per share ($3,189,857  DIVIDED BY
 1,502,093 shares outstanding) (3,500,000 shares authorized).......  $2.12
                                                                      ====
Class IB
Net asset value per share ($35,415  DIVIDED BY
 16,673 shares outstanding) (500,000 shares authorized)............  $2.12
                                                                      ====

       * Non-income producing during the period.
TRIANGLE Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $9,008 or 0.3% of net assets.
       + All or a portion of this security was on loan as of December 31, 2000
         (See Note 2(i)).
   ARROW Underlying security for an option contract.

   OMEGA OPTION CONTRACTS AT DECEMBER 31, 2000

                                                                   NUMBER OF        EXERCISE        EXPIRATION          MARKET
DESCRIPTION                                                        CONTRACTS         PRICE             DATE             VALUE
-----------                                                        ----------       --------       -------------       --------
Hewlett-Packard Co. (Written Call)                               DIAMOND--           $37.5         February 2001         $(61)
Lucent Technologies, Inc. (Written Call)                                 1            20.0         January 2001           (10)
                                                                     -----                                               ----
Total option contracts written (total net premium received $176)         1                                               $(71)
                                                                     =====                                               ====

The securities underlying these option contracts are included in the Fund's Statement of Net Assets.

DIAMOND Due to the presentation of the financial statements in thousands, the shares, market value and number of contracts rounds to zero.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-12 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

      PRINCIPAL                                                           MARKET
        AMOUNT                                                             VALUE
 --------------------                                                 ---------------
 ASSET-BACKED SECURITIES -- 0.3%
 TRIANGLE$     43,000  AESOP Funding II LLC, Series 1998-1,
                        Class A1
                         6.14% due 05/20/06.........................  $        42,695
                                                                      ---------------
                       Total asset-backed securities................  $        42,695
                                                                      ===============
 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.5%
               10,000  Asset Securitization Corp., Series 1997-D5,
                        Class A1E
                         6.93% due 02/14/41.........................  $        10,164
               18,000  Asset Securitization Corp., Series 1997-D4,
                        Class A1D
                         7.49% due 04/14/29.........................           19,007
               25,000  Chase Commercial Mortgage Securities Corp.,
                        Series 1997-1, Class A2
                         7.37% due 02/19/07.........................           26,276
               17,225  First Union - Lehman Brothers Commercial
                        Mortgage Trust, Series 1997-C1, Class A3
                         7.38% due 04/18/07.........................           18,153
                                                                      ---------------
                       Total commercial mortgage-backed
                       securities...................................  $        73,600
                                                                      ===============

        SHARES
 --------------------
 COMMON STOCKS -- 59.6%
                       AEROSPACE & DEFENSE -- 1.5%
               *2,200  General Motors, Class H......................  $        50,600
                1,962  United Technologies Corp.....................          154,286
                                                                      ---------------
                                                                              204,886
                                                                      ---------------
                       BUSINESS SERVICES -- 0.2%
                  100  Interpublic Group of Cos., Inc. (The)........            4,256
                   75  Omnicom Group, Inc...........................            6,216
                1,256  ServiceMaster Co. (The)......................           14,445
                                                                      ---------------
                                                                               24,917
                                                                      ---------------
                       CHEMICALS -- 1.7%
               +2,550  Dow Chemical Co. (The).......................           93,394
                2,204  Pharmacia Corp...............................          134,444
                                                                      ---------------
                                                                              227,838
                                                                      ---------------
                       COMMUNICATIONS -- 3.9%
                *+200  Avaya, Inc...................................            2,062
                  *50  COLT Telecom Group PLC.......................            1,073
              *+2,386  Global Crossing Ltd..........................           34,148
                1,350  Lucent Technologies, Inc.....................           18,225
               +2,140  Nortel Netwoks Holdings Corp.................           68,614
                2,975  SBC Communications, Inc......................          142,056
               *1,670  Tellabs, Inc.................................           94,355
                1,800  Verizon Communications, Inc..................           90,225
               *5,600  Worldcom, Inc................................           78,750
                                                                      ---------------
                                                                              529,508
                                                                      ---------------
                       COMPUTERS & OFFICE
                       EQUIPMENT -- 4.7%
               *5,001  Cisco Systems, Inc...........................          191,300
               *2,700  Dell Computer Corp...........................           47,081
                                                                          MARKET
        SHARES                                                             VALUE
 --------------------                                                 ---------------
COMMON STOCKS -- (CONTINUED)
             COMPUTERS & OFFICE
             EQUIPMENT -- (CONTINUED)
               *1,100  EMC Corp.....................................  $        73,150
                1,500  Hewlett-Packard Co...........................           47,344
                1,590  International Business Machines Corp.........          135,150
                  550  Minnesota Mining &
                       Manufacturing Co.............................           66,275
               *2,200  Solectron Corp...............................           74,580
                                                                      ---------------
                                                                              634,880
                                                                      ---------------
                       CONSUMER NON-DURABLES -- 3.9%
                  525  Cardinal Health, Inc.........................           52,303
                  700  Gillette Co. (The)...........................           25,288
                1,525  Procter & Gamble Co. (The)...................          119,617
               *3,614  Safeway, Inc.................................          225,875
                2,000  Tyco International Ltd.......................          111,000
                                                                      ---------------
                                                                              534,083
                                                                      ---------------
                       DRUGS -- 6.1%
                2,410  Abbott Laboratories..........................          116,734
                3,100  American Home Products Corp..................          197,005
                1,850  Bristol-Myers Squibb Co......................          136,784
                  200  Eli Lilly & Co...............................           18,613
                 *677  Immunex Corp.................................           27,499
                1,820  Merck & Co., Inc.............................          170,398
                3,025  Pfizer, Inc..................................          139,147
                  400  Schering-Plough Corp.........................           22,700
                                                                      ---------------
                                                                              828,880
                                                                      ---------------
                       ELECTRICAL EQUIPMENT -- 0.5%
               *1,844  Teradyne, Inc................................           68,693
                                                                      ---------------
                       ELECTRONICS -- 3.6%
                  *50  Broadcom Corp., Class A......................            4,200
                1,100  Emerson Electric Co..........................           86,694
                2,821  General Electric Co..........................          135,217
                4,868  Intel Corp...................................          146,338
                 *686  JDS Uniphase Corp............................           28,585
               *1,600  Micron Technology, Inc.......................           56,800
                 *506  Vitesse Semiconductor Corp...................           27,977
                                                                      ---------------
                                                                              485,811
                                                                      ---------------
                       ENERGY & SERVICES -- 4.2%
                1,000  Conoco, Inc., Class B........................           28,938
                3,200  ExxonMobil Corp..............................          278,200
                  300  Royal Dutch Petroleum Co., NY Shares, ADR....           18,169
                1,134  Schlumberger Ltd.............................           90,657
                2,150  Texaco, Inc..................................          133,569
                 +300  Transocean Sedco Forex, Inc..................           13,800
                  450  Unocal Corp..................................           17,409
                                                                      ---------------
                                                                              580,742
                                                                      ---------------
                       FINANCIAL SERVICES -- 9.9%
                2,063  American International Group, Inc............          203,285
                  250  Chase Manhattan Corp. (The)..................           11,359
                6,304  Citigroup, Inc...............................          321,911
                1,900  Fleet Boston Financial Corp..................           71,369

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-13 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

                                                                          MARKET
        SHARES                                                             VALUE
 --------------------                                                 ---------------
COMMON STOCKS -- (CONTINUED)
             FINANCIAL SERVICES -- (CONTINUED)
                3,050  Franklin Resources, Inc......................  $       116,205
                  500  Goldman Sachs Group, Inc. (The)..............           53,469
                1,825  Marsh & McLennan Cos., Inc...................          213,525
                2,200  Merrill Lynch & Co., Inc.....................          150,013
                  200  Morgan Stanley Dean Witter & Co..............           15,850
                1,600  State Street Corp............................          198,736
                                                                      ---------------
                                                                            1,355,722
                                                                      ---------------
                       FOOD, BEVERAGE &
                       TOBACCO -- 2.7%
                1,050  Anheuser-Busch Cos., Inc.....................           47,775
                1,960  Coca-Cola Co. (The)..........................          119,438
                  950  General Mills, Inc...........................           42,334
                3,100  PepsiCo, Inc.................................          153,644
                                                                      ---------------
                                                                              363,191
                                                                      ---------------
                       FOREST & PAPER PRODUCTS -- 1.9%
                2,400  Kimberly-Clark Corp..........................          169,656
                1,750  Weyerhaeuser Co..............................           88,813
                                                                      ---------------
                                                                              258,469
                                                                      ---------------
                       HEALTH SERVICES -- 0.2%
                  700  HCA -- The Healthcare Co.....................           30,807
                                                                      ---------------
                       MEDIA & ENTERTAINMENT -- 2.0%
               *6,246  AT&T -- Liberty Media Group, Class A.........           84,711
                2,780  Gannett Co., Inc.............................          175,314
                  700  Walt Disney Co. (The)........................           20,256
                                                                      ---------------
                                                                              280,281
                                                                      ---------------
                       MEDICAL INSTRUMENTS &
                       SUPPLIES -- 1.5%
                  400  Baxter International, Inc....................           35,325
                1,670  Johnson & Johnson Co.........................          175,454
                                                                      ---------------
                                                                              210,779
                                                                      ---------------
                       METALS, MINERALS &
                       MINING -- 0.8%
                1,500  Alcoa, Inc...................................           50,250
                1,050  Illinois Tool Works, Inc.....................           62,541
                                                                      ---------------
                                                                              112,791
                                                                      ---------------
                       REAL ESTATE -- 0.0%
                   *6  Security Capital Group, Inc., Class A........            6,089
                                                                      ---------------
                       RETAIL -- 4.4%
                2,220  CVS Corp.....................................          133,037
                2,400  Home Depot, Inc. (The).......................          109,650
                5,400  McDonald's Corp..............................          183,600
                3,350  Wal-Mart Stores, Inc.........................          177,969
                                                                      ---------------
                                                                              604,256
                                                                      ---------------
                       SOFTWARE & SERVICES -- 3.8%
               *3,250  America Online, Inc..........................          113,100
                2,000  Automatic Data Processing, Inc...............          126,625
              *+1,276  China Unicom Ltd., ADR.......................           18,822
                 *714  Computer Sciences Corp.......................           42,935
               *4,900  Microsoft Corp...............................          212,538
                                                                          MARKET
        SHARES                                                             VALUE
 --------------------                                                 ---------------
             SOFTWARE & SERVICES -- (CONTINUED)
                  *50  VERITAS Software, Corp.......................  $         4,375
                                                                      ---------------
                                                                              518,395
                                                                      ---------------
                       TRANSPORTATION -- 0.3%
                  850  Boeing Co. (The).............................           56,100
                                                                      ---------------
                       UTILITIES -- 1.8%
                  650  Duke Energy Corp.............................           55,413
                 +550  El Paso Energy Corp..........................           39,394
                  600  Exelon Corp..................................           42,126
                1,150  FPL Group, Inc...............................           82,513
                  800  Waste Management, Inc........................           22,200
                                                                      ---------------
                                                                              241,646
                                                                      ---------------
                       Total common stocks..........................  $     8,158,764
                                                                      ===============

      PRINCIPAL
        AMOUNT
 --------------------
 CORPORATE NOTES -- 16.5%
                       CHEMICALS -- 0.8%
 $             20,000  ICI Wilmington
                         6.95% due 09/15/04.........................  $        19,964
               29,000  Pharmacia Corp.
                         6.60% due 12/01/28.........................           27,536
               25,000  Praxair, Inc.
                         6.15% due 04/15/03.........................           24,561
               40,000  Rohm & Haas Co.
                         7.40% due 07/15/09.........................           41,140
                                                                      ---------------
                                                                              113,201
                                                                      ---------------
                       COMMUNICATIONS -- 0.5%
               40,000  AT&T Corp.
                         6.50% due 03/15/29.........................           31,994
               10,000  Bellsouth Telecommunications
                         6.375% due 06/01/28........................            8,737
               30,000  Worldcom, Inc.
                         6.40% due 08/15/05.........................           28,875
                                                                      ---------------
                                                                               69,606
                                                                      ---------------
                       COMPUTERS & OFFICE
                       EQUIPMENT -- 0.7%
               50,000  Hewlett-Packard Co.
                         7.15% due 06/15/05.........................           51,652
               30,000  International Business Machines Corp.
                         6.50% due 01/15/28.........................           27,682
               18,000  Pitney Bowes, Inc.
                         5.50% due 04/15/04.........................           17,715
                                                                      ---------------
                                                                               97,049
                                                                      ---------------
                       CONSUMER NON-DURABLES -- 0.5%
               25,000  Alberto-Culver Co.
                         8.25% due 11/01/05.........................           26,441
               18,000  Colgate-Palmolive Co.
                         5.58% due 11/06/08.........................           17,093
               30,000  Tyco International Group S.A.
                         6.875% due 09/05/02........................           30,130
                                                                      ---------------
                                                                               73,664
                                                                      ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-14 ____________________________________

      PRINCIPAL                                                           MARKET
        AMOUNT                                                             VALUE
 --------------------                                                 ---------------
CORPORATE NOTES -- (CONTINUED)
                       DRUGS -- 0.3%
 $             26,000  American Home Products Corp.
                         7.25% due 03/01/23.........................  $        26,049
               10,000  Zeneca Group
                         6.30% due 06/15/03.........................           10,101
                                                                      ---------------
                                                                               36,150
                                                                      ---------------
                       EDUCATION -- 0.1%
               10,900  Harvard University
                         8.125% due 04/15/2007......................           11,955
                                                                      ---------------
                       ELECTRICAL EQUIPMENT -- 0.2%
               30,000  Danaher Corp.
                         6.00% due 10/15/08.........................           28,549
                                                                      ---------------
                       ELECTRONICS -- 0.5%
               50,000  Eaton Corp.
                         6.95% due 11/15/04.........................           50,238
               21,000  Motorola, Inc.
                         7.60% due 01/01/07.........................           22,048
                                                                      ---------------
                                                                               72,286
                                                                      ---------------
                       ENERGY & SERVICES -- 0.3%
               12,250  BP Amoco PLC
                         6.50% due 08/01/07.........................           12,386
               15,000  Husky Oil Ltd.
                         6.875% due 11/15/03........................           14,976
               17,285  Northern Border Pipeline
                         7.75% due 09/01/09.........................           17,461
                                                                      ---------------
                                                                               44,823
                                                                      ---------------
                       FINANCIAL SERVICES -- 6.9%
               40,000  ACE INA Holdings
                         8.30% due 08/15/06.........................           42,590
               30,000  Allmerica Financial Corp.
                         7.625% due 10/15/25........................           27,488
               24,000  Allstate Corp. (The)
                         6.75% due 06/15/03.........................           24,266
               12,035  American Express Co.
                         6.875% due 11/01/05........................           12,342
               26,485  Amerus Life Holdings
                         6.95% due 06/15/05.........................           25,601
               21,670  Amvescap PLC
                         6.60% due 05/15/05.........................           21,477
               30,000  Apache Finance Property Ltd.
                         7.00% due 03/15/09.........................           30,677
               25,000  Associates Corp. of North America
                         6.00% due 07/15/05.........................           24,553
               15,000  Associates Corp. of North America
                         6.50% due 10/15/02.........................           15,104
               10,000  Bank of Boston Corp.
                         6.625% due 02/01/04........................           10,026
               40,000  Bank One Corp.
                         6.875% due 08/01/06........................           39,957
               20,000  BankAmerica Corp.
                         5.875% due 02/15/09........................           18,502
               14,825  Banponce Corp.
                         6.75% due 12/15/05.........................           14,527
      PRINCIPAL                                                           MARKET
        AMOUNT                                                             VALUE
 --------------------                                                 ---------------
             FINANCIAL SERVICES -- (CONTINUED)
 $             15,000  Bayerische Landesbank Girozentrale (NY)
                         5.625% due 02/26/09........................  $        14,980
               25,000  Bayerische Landesbank Girozentrale (NY)
                         5.65% due 02/01/09.........................           23,329
               10,000  Chase Manhattan Corp. (The)
                         8.50% due 02/15/02.........................           10,227
               15,740  CIGNA Corp.
                         7.40% due 05/15/07.........................           15,907
               30,000  Cincinnati Financial Corp.
                         6.90% due 05/15/28.........................           26,634
               20,000  CIT Group Holdings
                         6.75% due 05/14/01.........................           20,032
               20,000  Citicorp
                         5.625% due 02/15/01........................           19,979
               10,000  Citigroup, Inc.
                         6.25% due 12/01/05.........................           10,010
               24,000  Credit National
                         7.00% due 12/30/99.........................           24,231
               30,000  Equitable Life Cos., Inc.
                         7.00% due 04/01/28.........................           28,237
               10,000  Fairfax Financial Holdings
                         7.75% due 12/15/03.........................            9,372
               13,685  First Union National Bank
                         5.80% due 12/01/08.........................           12,492
       TRIANGLE27,000  Jackson National Life Insurance
                         8.15% due 03/15/27.........................           26,841
               36,745  Key Bank N.A.
                         5.80% due 04/01/04.........................           35,844
               11,400  Liberty Financial Co.
                         6.75% due 11/15/08.........................           10,812
       TRIANGLE30,000  Liberty Mutual Insurance
                         8.20% due 05/04/07.........................           31,022
       TRIANGLE10,000  Lumbermens Mutual Casualty
                         9.15% due 07/01/26.........................            8,689
       TRIANGLE30,000  New England Mutual Life Insurance
                         7.875% due 02/15/24........................           30,322
               39,989  Postal Square L.P.
                         8.95% due 06/15/22.........................           48,738
               27,600  Torchmark Corp.
                         8.25% due 08/15/09.........................           29,231
               30,000  Toyota Motor Credit Corp.
                         5.50% due 12/15/08.........................           28,208
               25,000  Transamerica Financial
                         6.125% due 11/01/01........................           24,962
               10,000  Travelers Property & Casualty
                         6.75% due 04/15/01.........................           10,004
               43,000  TXU Eastern Funding Co.
                         6.45% due 05/15/05.........................           41,879
       TRIANGLE40,000  USAA Capital Corp.
                         6.90% due 11/01/02.........................           40,528
               50,000  Wells Fargo & Co.
                         6.50% due 09/03/02.........................           50,332
                                                                      ---------------
                                                                              939,952
                                                                      ---------------

_____________________________________ MF-15 ____________________________________

 HARTFORD ADVISERS HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

      PRINCIPAL                                                           MARKET
        AMOUNT                                                             VALUE
 --------------------                                                 ---------------
CORPORATE NOTES -- (CONTINUED)
                       FOOD, BEVERAGE & TOBACCO -- 0.4%
 $             30,000  Coca-Cola Enterprises, Inc.
                         6.75% due 09/15/28.........................  $        28,564
               35,000  Whitman Corp.
                         6.375% due 05/01/09........................           32,650
                                                                      ---------------
                                                                               61,214
                                                                      ---------------
                       FOREST & PAPER PRODUCTS -- 0.2%
               25,000  Boise Cascade Office
                         7.05% due 05/15/05.........................           23,705
                                                                      ---------------
                       HEALTH SERVICES -- 0.2%
               29,000  United Healthcare Corp.
                         6.60% due 12/01/03.........................           28,820
                                                                      ---------------
                       MACHINERY -- 0.2%
               25,000  Parker Hannifin Corp.
                         5.65% due 09/15/03.........................           24,636
                                                                      ---------------
                       MEDIA & ENTERTAINMENT -- 0.4%
               30,000  Rockwell International Corp.
                         6.70% due 01/15/28.........................           26,235
               19,420  Scripps (E.W) Co. (The)
                         6.375% due 10/15/02........................           19,545
               10,400  Times Mirror Co.
                         7.50% due 07/01/23.........................           10,350
                                                                      ---------------
                                                                               56,130
                                                                      ---------------
                       MEDICAL INSTRUMENTS &
                       SUPPLIES -- 0.1%
               22,000  Becton, Dickinson & Co.
                         6.70% due 08/01/28.........................           19,995
                                                                      ---------------
                       METALS, MINERALS &
                       MINING -- 0.2%
               30,000  Alcan Aluminum Ltd.
                         7.25% due 11/01/28.........................           28,278
                                                                      ---------------
                       REAL ESTATE -- 0.1%
               20,000  Liberty Property Trust (REIT)
                         7.25% due 08/15/07.........................           19,684
                                                                      ---------------
                       RETAIL -- 1.2%
               40,000  Albertson's, Inc.
                         6.55% due 08/01/04.........................           39,222
               20,200  Dayton Hudson Corp.
                         5.875% due 11/01/08........................           18,996
               50,000  Home Depot, Inc. (The)
                         6.50% due 09/15/04.........................           50,744
               50,000  Wal-Mart Stores, Inc.
                         6.875% due 08/10/09........................           52,245
                                                                      ---------------
                                                                              161,207
                                                                      ---------------
                       SOFTWARE & SERVICES -- 0.2%
               25,000  Computer Associates International, Inc.
                         6.50% due 04/15/08.........................           21,908
                                                                      ---------------
                       TRANSPORTATION -- 1.3%
               22,380  Continental Airlines
                         6.90% due 01/02/18.........................           22,292
      PRINCIPAL                                                           MARKET
        AMOUNT                                                             VALUE
 --------------------                                                 ---------------
             TRANSPORTATION -- (CONTINUED)
 $             30,000  DaimlerChrysler North America Holding Corp.
                         7.125% due 04/10/03........................  $        30,066
               30,000  DaimlerChrysler North America Holding Corp.
                         7.75% due 05/27/03.........................           30,377
              +20,000  Dana Corp.
                         6.25% due 03/01/04.........................           15,694
               35,000  Ford Motor Co.
                         6.625% due 10/01/28........................           29,626
               35,000  General Motors Corp.
                         6.75% due 05/01/28.........................           30,673
               13,135  Honeywell International, Inc.
                         6.60% due 04/15/01.........................           13,128
                                                                      ---------------
                                                                              171,856
                                                                      ---------------
                       UTILITIES -- 1.2%
               45,000  Alabama Power Co.
                         7.125% due 08/15/04........................           45,921
               21,350  Duke Energy Corp.
                         6.00% due 12/01/28.........................           17,820
               15,000  Hydro-Quebec
                         7.375% due 02/01/03........................           15,397
               40,000  Kansas City Power & Light Co.
                         7.125% due 12/15/05........................           40,375
               11,000  Pacific Gas & Electric
                         7.875% due 03/01/02........................           10,121
               10,000  Southern California Gas Co.
                         5.75% due 11/15/03.........................            9,921
               20,000  Williams Cos., Inc. (The)
                         6.50% due 11/15/02.........................           19,984
                                                                      ---------------
                                                                              159,539
                                                                      ---------------
                       Total corporate notes........................  $     2,264,207
                                                                      ===============
 FOREIGN GOVERNMENT AGENCIES -- 0.1%
       TRIANGLE20,000  Santiago Air
                         6.95% due 07/01/12.........................  $        19,071
                                                                      ---------------
                       Total foreign government agencies............  $        19,071
                                                                      ===============
 FOREIGN GOVERNMENT BONDS -- 0.1%
               12,000  City of Naples Italy
                         7.52% due 07/15/06.........................  $        12,315
                                                                      ---------------
                       Total foreign government bonds...............  $        12,315
                                                                      ===============
 MUNICIPAL BONDS -- 0.1%
                7,000  Miami Beach, Florida
                         8.80% due 12/01/15.........................  $         7,473
                9,290  Mount Sinai School of Medicine NY
                         6.00% due 07/01/03.........................            9,290
                                                                      ---------------
                       Total municipal bonds........................  $        16,763
                                                                      ===============
 U.S. TREASURIES & FEDERAL AGENCIES -- 17.4%
                       FEDERAL HOME LOAN MORTGAGE ASSOCIATION --
                       0.4%
               49,947  7.144% due 10/01/10..........................  $        52,382
                                                                      ---------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-16 ____________________________________

      PRINCIPAL                                                           MARKET
        AMOUNT                                                             VALUE
 --------------------                                                 ---------------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
                       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION --
                       4.0%
 $            234,526  6.00% due 06/15/24 - 08/15/29................  $       227,726
              162,373  6.50% due 03/15/26 - 08/15/29................          160,643
               66,463  7.00% due 11/15/23 - 11/15/24................           66,983
               96,984  8.00% due 09/15/26 - 08/15/30................           99,427
                  700  9.00% due 06/20/16 - 07/20/16................              730
                                                                      ---------------
                                                                              555,509
                                                                      ---------------
                       U.S. GOVERNMENT AGENCIES -- 0.4%
               50,000  Tennessee Valley Authority
                         6.00% due 03/15/13.........................           49,509
                                                                      ---------------
                       U.S. TREASURY BONDS -- 11.9%
             +350,000  5.75% due 10/31/02 - 04/30/03................          354,121
             +100,000  5.875% due 11/15/05..........................          103,392
             +200,000  6.00% due 08/15/09...........................          211,097
             +500,000  6.25% due 08/15/23...........................          540,732
             +200,000  6.375% due 08/15/02..........................          203,440
             +100,000  6.50% due 08/15/05...........................          105,737
             +100,000  7.25% due 08/15/04...........................          106,889
                                                                      ---------------
                                                                            1,625,408
                                                                      ---------------
                       U.S. TREASURY NOTES -- 0.7%
             +100,000  5.50% due 05/15/09...........................          102,085
                                                                      ---------------
                       Total U.S. treasuries & federal agencies.....  $     2,384,893
                                                                      ===============
 SHORT-TERM SECURITIES -- 2.0%
                       REPURCHASE AGREEMENT
              276,607  Joint Repurchase Agreement (See Note 2(d))
                         6.002% due 01/02/01........................  $       276,607
                                                                      ---------------
                       Total short-term securities..................  $       276,607
                                                                      ===============

                                                                           MARKET
                                                                            VALUE
                                                                       --------------
DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost $42,834)..................    0.3% $       42,695
Total commercial mortgage-backed securities (cost $71,045)....    0.5          73,600
Total common stocks (cost $6,486,852).........................   59.6       8,158,764
Total corporate notes (cost $2,329,832).......................   16.5       2,264,207
Total foreign government agencies (cost $19,989)..............    0.1          19,071
Total foreign government bonds (cost $12,000).................    0.1          12,315
Total municipal bonds (cost $16,533)..........................    0.1          16,763
Total U.S. treasuries & federal agencies (cost $2,311,930)....   17.4       2,384,893
Total short-term securities (cost $276,607)...................    2.0         276,607
                                                                -----  --------------
Total investment in securities (total cost $11,567,622).......   96.6      13,248,915
Cash, receivables and other assets............................    3.4         441,209
Securities lending collateral (See Note 2(i)).................   12.3       1,686,995
Payable for Fund shares redeemed..............................   (0.0)         (6,988)
Securities lending collateral payable to brokers
  (See Note 2(i)).............................................  (12.3)     (1,686,995)
Other liabilities.............................................   (0.0)           (382)
                                                                -----  --------------
Net assets....................................................  100.0% $   13,682,754
                                                                =====  ==============

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 7,000,000 shares authorized; 5,134,223 shares outstanding...........  $      513,422
Capital surplus......................................................      10,589,796
Accumulated undistributed net investment income......................         261,292
Accumulated undistributed net realized gain on investments...........         636,951
Unrealized appreciation of investments...............................       1,681,293
                                                                       --------------
Net assets...........................................................  $   13,682,754
                                                                       ==============

Class IA
Net asset value per share
 ($13,430,507  DIVIDED BY 5,039,485 shares
 outstanding) (6,500,000 shares authorized)...................................  $2.67
                                                                                 ====
Class IB
Net asset value per share ($252,247  DIVIDED BY
 94,738 shares outstanding) (500,000 shares authorized).......................  $2.66
                                                                                 ====

       * Non-income producing during the period
TRIANGLE Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $199,168 or 1.5% of net assets.
       + All or a portion of this security was on loan as of December 31, 2000
        (See Note 2(i)).

_____________________________________ MF-17 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 2000
 (000'S OMITTED)

     PRINCIPAL                                                   MARKET
       AMOUNT                                                    VALUE
 ------------------                                            ----------
 ASSET-BACKED SECURITIES -- 0.1%
     $      819      California Infrastructure Southern
                      California Co., Series 1997-1,
                      Class A3
                       6.17% due 03/25/03....................  $      818
                                                               ----------
                     Total asset-backed securities...........  $      818
                                                               ==========
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.0%
         11,400      Chemical Master Credit Card Trust,
                      Series 1996-1, Class A
                       5.55% due 09/15/03....................  $   11,395
          7,600      Comed Transitional Funding Trust,
                      Series 1998-1, Class A5
                       5.44% due 03/25/07....................       7,452
          2,184      NorthWest Airlines Trust, Series C
                       11.30% due 06/21/14...................       2,535
                                                               ----------
                     Total collateralized mortgage
                     obligations.............................  $   21,382
                                                               ==========
 CORPORATE NOTES -- 25.2%
                     CHEMICALS -- 0.6%
          5,700      du Pont (E.I.) de Nemours & Co.
                       6.75% due 09/01/07....................  $    5,838
                                                               ----------
                     COMMUNICATIONS -- 0.6%
          1,000      Lucent Technologies, Inc.
                       5.50% due 11/15/08....................         795
          2,510      Lucent Technologies, Inc.
                       6.50% due 01/15/28....................       1,727
          5,000      William Communications Group, Inc.
                       10.875% due 10/01/09..................       3,725
                                                               ----------
                                                                    6,247
                                                               ----------
                     CONSUMER NON-DURABLES -- 0.1%
          1,000      Tosco Corp.
                       8.125% due 02/15/30...................       1,077
                                                               ----------
                     EDUCATION -- 0.6%
          3,200      Massachusetts Institute of Technology
                       7.25% due 11/02/2096..................       3,204
          3,500      Yale University
                       7.375% due 04/15/2096.................       3,519
                                                               ----------
                                                                    6,723
                                                               ----------
                     ENERGY & SERVICES -- 6.2%
          8,250      Amoco Co.
                       6.00% due 06/09/08....................       8,103
          1,500      Chesapeake & Potomac Telephone Co.
                       8.30% due 08/01/31....................       1,605
          3,600      CMS Panhandle Holding Co.
                       6.125% due 03/15/04...................       3,465
          5,000      Lasmo (USA), Inc.
                       7.125% due 06/01/03...................       5,076
          6,500      Noble Drilling Corp.
                       7.50% due 03/15/19....................       6,389
          6,800      Occidental Petroleum Corp.
                       7.375% due 11/15/08...................       6,985
          3,500      Ocean Energy, Inc.
                       7.625% due 07/01/05...................       3,408
          1,000      Pioneer Natural Resources Co.
                       6.50% due 01/15/08....................         898
   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
 ------------------                                            ----------
CORPORATE NOTES -- (CONTINUED)
            ENERGY & SERVICES -- (CONTINUED)
     $    5,650      Pioneer Natural Resources Co.
                       7.20% due 01/15/28....................  $    4,503
          1,975      R&B Falcon Corp.
                       6.75% due 04/15/05....................       1,857
          2,000      R&B Falcon Corp.
                       7.375% due 04/15/18...................       1,820
          2,500      R&B Falcon Corp.
                       11.375% due 03/15/09..................       2,888
          9,511      Seagull Energy Corp.
                       7.50% due 09/15/27....................       8,345
          1,000      Tesoro Petroleum Corp.
                       9.00% due 07/01/08....................         960
          2,850      Tuboscope, Inc.
                       7.50% due 02/15/08....................       2,633
          2,500      Union Oil Co. of California
                       9.375% due 02/15/11...................       2,956
          4,500      Vaster Resources, Inc.
                       6.50% due 04/01/09....................       4,521
                                                               ----------
                                                                   66,412
                                                               ----------
                     FINANCIAL SERVICES -- 4.0%
          2,350      Federal Home Loan Bank
                       7.668% due 02/20/07...................       2,216
          5,000      Ford Motor Credit Co.
                       7.375% due 10/28/09...................       4,995
          2,500      Ford Motor Credit Co.
                       7.875% due 06/15/10...................       2,576
          3,800      General Motors Acceptance Corp.
                       6.858% due 08/18/03...................       3,790
          4,850      Golden State Holdings, Inc.
                       6.75% due 08/01/01....................       4,815
          7,900      Inter-American Development Bank
                       8.875% due 06/01/09...................       9,371
            500      Interpool, Inc.
                       7.20% due 08/01/07....................         375
  TRIANGLE9,900      NI Source Finance Corp.
                       7.875% due 11/15/10...................      10,400
          4,300      Trenwick Group, Inc.
                       6.70% due 04/01/03....................       4,168
                                                               ----------
                                                                   42,706
                                                               ----------
                     FOOD, BEVERAGE & TOBACCO -- 1.9%
         12,120      Archer-Daniels-Midland Co.
                       6.95% due 12/15/97....................      10,619
          5,000      ConAgra Foods, Inc.
                       8.25% due 09/15/30....................       5,440
          3,738      ConAgra Foods, Inc.
                       9.75% due 03/01/21....................       4,561
                                                               ----------
                                                                   20,620
                                                               ----------
                     FOREST & PAPER PRODUCTS -- 1.2%
          3,600      International Paper Co.
                       6.875% due 04/15/29...................       3,143
          4,500      Mead Corp. (The)
                       7.55% due 03/01/47....................       3,857
         +6,300      Weyerhaeuser Co.
                       7.25% due 07/01/13....................       6,224
                                                               ----------
                                                                   13,224
                                                               ----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-18 ____________________________________

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
 ------------------                                            ----------
CORPORATE NOTES -- (CONTINUED)
                     HEALTH SERVICES -- 2.1%
     $    2,250      Columbia/HCA Healthcare Corp.
                       7.05% due 12/01/27....................  $    1,811
          1,675      Columbia/HCA Healthcare Corp.
                       7.50% due 12/15/23....................       1,440
          3,150      Columbia/HCA Healthcare Corp.
                       7.50% due 11/15/95....................       2,612
          3,520      HEALTH SOUTH Corp.
                       6.875% due 06/15/05...................       3,317
            570      HEALTH SOUTH Corp.
                       7.00% due 06/15/08....................         521
 TRIANGLE+1,000      HEALTH SOUTH Corp.
                       10.75% due 10/01/08...................       1,050
         +5,640      Manor Care, Inc.
                       7.50% due 06/15/06....................       4,987
          6,000      Tenet Healthcare Corp.
                       8.00% due 01/15/05....................       6,075
                                                               ----------
                                                                   21,813
                                                               ----------
                     HOTELS & GAMING -- 0.0%
             62      Harrah's Operating Co., Inc.
                       7.875% due 12/15/05...................          62
                                                               ----------
                     MEDIA & ENTERTAINMENT -- 1.1%
          1,000      Continental Cablevision, Inc.
                       9.50% due 08/01/13....................       1,094
          1,750      CSC Holdings, Inc.
                       7.25% due 07/15/08....................       1,701
         10,000      Liberty Media Group
                       8.25% due 02/01/30....................       9,123
                                                               ----------
                                                                   11,918
                                                               ----------
                     METALS, MINERALS & MINING -- 1.6%
         15,000      Lockheed Martin Corp.
                       8.50% due 12/02/29....................      17,022
                                                               ----------
                     RETAIL -- 1.1%
          4,410      Kmart Corp.
                       8.96% due 12/10/19....................       2,835
          8,585      Stop & Shop Cos., Inc. (The)
                       9.75% due 02/01/02....................       8,785
                                                               ----------
                                                                   11,620
                                                               ----------
                     RUBBER & PLASTICS PRODUCTS -- 0.2%
          4,130      Goodyear Tire & Rubber Co. (The)
                       7.00% due 03/15/28....................       2,452
                                                               ----------
                     TRANSPORTATION -- 0.7%
          1,500      Norfolk Southern Corp.
                       6.875% due 05/01/01...................       1,500
          2,000      Rockwell International Corp.
                       5.20% due 01/15/98....................       1,277
          4,512      US Air, Inc.
                       6.76% due 04/15/08....................       4,296
                                                               ----------
                                                                    7,073
                                                               ----------
                     UTILITIES -- 3.2%
          2,875      Browning-Ferris Industries, Inc.
                       7.40% due 09/15/35....................       2,183
          1,750      Cleveland Electric Illuminating Co.
                       7.13% due 07/01/07....................       1,775
          3,225      CMS Energy Corp.
                       6.75% due 01/15/04....................       3,046
   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
 ------------------                                            ----------

            UTILITIES -- (CONTINUED)
     $      800      CMS Energy Corp.
                       7.50% due 01/15/09....................  $      734
          1,800      CMS Energy Corp.
                       9.875% due 10/15/07...................       1,875
          1,341      El Paso Electric Co.
                       9.40% due 05/01/11....................       1,471
 TRIANGLE10,000      Entergy Gulf States, Inc.
                       7.936% due 06/02/03...................      10,011
          2,000      Pacific Gas & Electric Co.
                       6.75% due 10/01/23....................       1,600
          5,400      Pacific Gas & Electric Co.
                       7.05% due 03/01/24....................       4,065
          3,100      PacifiCorp
                       6.12% due 01/15/06....................       3,037
          4,000      Public Service Electric & Gas Co.
                       7.00% due 09/01/24....................       3,718
            475      Waste Management, Inc.
                       6.875% due 05/15/09...................         446
                                                               ----------
                                                                   33,961
                                                               ----------
                     Total corporate notes...................  $  268,768
                                                               ==========
 FOREIGN/YANKEE BONDS & NOTES -- 17.0%
                     FOREIGN CORPORATIONS -- 8.4%
          7,000      Bayerische Landesbank Girozentrale (NY)
                       6.20% due 02/09/06....................  $    6,920
          8,500      British Sky Broadcasting Group
                       8.20% due 07/15/09....................       8,040
         10,000      British Telecommunications PLC
                       8.625% due 12/15/30...................      10,013
         17,000      Deutsche Telekom International
                      Finance AG
                       8.25% due 06/15/30....................      16,794
          6,500      Enterprise Oil PLC
                       6.50% due 05/01/05....................       6,422
          8,000      Enterprise Oil PLC
                       6.70% due 09/15/07....................       7,868
          1,000      Gulf Canada Resources Ltd.
                       8.25% due 12/30/99....................       1,010
          1,200      Gulf Canada Resources Ltd.
                       8.375% due 03/15/17...................       1,212
  TRIANGLE3,500      Koninklijkke KPN N.V.
                       8.00% due 10/01/10....................       3,273
         12,650      Marconi PLC
                       8.375% due 09/15/30...................      11,884
          3,600      Placer Dome, Inc.
                       7.125% due 05/15/03...................       3,564
          7,300      Placer Dome, Inc.
                       7.125% due 06/15/07...................       6,939
          1,230      Rogers Cablesystems, Inc.
                       10.125% due 09/01/12..................       1,293
          3,660      Shaw Communications, Inc.
                       8.25% due 04/11/10....................       3,850
                                                               ----------
                                                                   89,082
                                                               ----------
                     FOREIGN GOVERNMENTS -- 8.6%
     EUR 25,650      Deutschland Republic
                       8.375% due 05/21/01...................      24,387
     EUR 58,160      France BTAN
                       3.00% due 07/12/01....................      54,096

_____________________________________ MF-19 ____________________________________

 HARTFORD BOND HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
 ------------------                                            ----------
FOREIGN/YANKEE BONDS & NOTES -- (CONTINUED)
            FOREIGN GOVERNMENTS -- (CONTINUED)
     $    1,800      Hydro-Quebec
                       8.40% due 01/15/22....................  $    2,064
          8,850      Province of Quebec
                       5.75% due 02/15/09....................       8,543
          2,200      Province of Quebec
                       7.50% due 09/15/29....................       2,369
                                                               ----------
                                                                   91,459
                                                               ----------
                     Total foreign/yankee bonds & notes......  $  180,541
                                                               ==========
    SHARES
 ------------------
 PREFERRED STOCKS -- 0.2%
                     ENERGY & SERVICES
             99      Coastal Finance Corp....................  $    2,412
                                                               ----------
                     Total preferred stocks..................  $    2,412
                                                               ==========
    PRINCIPAL
     AMOUNT
 ------------------
 U.S. TREASURIES & FEDERAL AGENCIES -- 49.3%
                     FEDERAL NATIONAL MORTGAGE
                     ASSOCIATION -- 10.3%
     $  103,692      6.00% due 07/01/12 - 01/25/31...........  $  101,484
          4,764      6.50% due 10/01/12 - 09/01/28...........       4,748
          1,250      7.00% due 01/01/31......................       1,251
          2,837      FNMA Multifamily DUS
                       6.48% due 12/01/05....................       2,882
                                                               ----------
                                                                  110,365
                                                               ----------
                     GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
                     -- 10.7%
        115,575      6.00% due 10/15/28 - 06/15/29...........     112,155
          1,250      7.00% due 06/15/29......................       1,256
                                                               ----------
                                                                  113,411
                                                               ----------
                     U.S. TREASURY BONDS -- 11.2%
        +11,200      5.625% due 05/15/08.....................      11,504
        +10,000      5.75% due 10/31/02......................      10,090
         +4,500      6.125% due 08/15/07 - 08/15/29..........       4,780
         +2,400      6.25% due 05/15/30......................       2,679
        +18,600      6.75% due 08/15/26......................      21,492
         +2,150      7.625% due 02/15/25.....................       2,721
          6,370      8.75% due 05/15/20 - 08/15/20...........       8,746
        +16,595      8.875% due 08/15/17.....................      22,539
         +7,300      10.375% due 11/15/09....................       8,553
         +6,600      10.625% due 08/15/15....................       9,974
         +5,830      11.875% due 11/15/03....................       6,849
         +6,460      13.875% due 05/15/11....................       9,008
                                                               ----------
                                                                  118,935
                                                               ----------
                     U.S. TREASURY INFLATION-INDEXED
                     SECURITIES -- 6.7%
         +6,644      3.375% due 01/15/07.....................       6,521
        +22,294      3.625% due 01/15/08.....................      22,135
         +5,292      3.875% due 04/15/29.....................       5,426
        +36,197      4.25% due 01/15/10......................      37,617
                                                               ----------
                                                                   71,699
                                                               ----------
                     U.S. TREASURY NOTES -- 10.4%
         +5,400      5.25% due 05/15/04......................       5,418
         +7,800      5.50% due 05/15/09......................       7,963
        +10,180      5.875% due 11/15/04.....................      10,445
   PRINCIPAL                                                   MARKET
     AMOUNT                                                    VALUE
 ------------------                                            ----------
U.S. TREASURIES & FEDERAL AGENCIES -- (CONTINUED)
            U.S. TREASURY NOTES -- (CONTINUED)
     $  +18,600      6.00% due 09/30/02......................  $   18,844
        +23,700      6.125% due 12/31/01.....................      23,843
          7,600      6.50% due 10/15/06......................       8,111
        +34,200      6.75% due 05/15/05......................      36,403
                                                               ----------
                                                                  111,027
                                                               ----------
                     Total U.S. treasuries & federal
                     agencies................................  $  525,437
                                                               ==========
 SHORT-TERM SECURITIES -- 10.7%
                     REPURCHASE AGREEMENT
        114,017      Joint Repurchase Agreement (See Note
                     2(d)) 6.00% due 01/02/01................  $  114,017
                                                               ----------
                     Total short-term securities.............  $  114,017
                                                               ==========

DIVERSIFICATION OF NET ASSETS:
Total asset-backed securities (cost $819)..............    0.1%  $     818
Total collateralized mortgage obligations
 (cost $21,109)........................................    2.0      21,382
Total corporate notes (cost $268,771)..................   25.2     268,768
Total foreign/yankee bonds & notes (cost $174,217).....   17.0     180,541
Total preferred stocks (cost $2,214)...................    0.2       2,412
Total U.S. treasuries & federal agencies
 (cost $508,846).......................................   49.3     525,437
Total short-term securities (cost $114,017)............   10.7     114,017
                                                         -----   ---------
Total investment in securities (total cost $1,089,993).  104.5   1,113,375
Cash, receivables and other assets.....................    1.9      20,144
Securities lending collateral (See Note 2(i))..........   24.3     259,107
Payable for securities purchased.......................   (6.3)    (67,322)
Payable for Fund shares redeemed.......................   (0.1)     (1,488)
Securities lending collateral payable to brokers
 (See Note 2(i)).......................................  (24.3)   (259,107)
Other liabilities......................................   (0.0)       (115)
                                                         -----   ---------
Net assets.............................................  100.0% $1,064,594
                                                         =====   =========

SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 2,000,000 shares authorized; 960,943 shares outstanding......  $  96,094
Capital surplus...............................................    909,957
Accumulated undistributed net investment income...............     62,016
Distribution in excess of net realized gain on investments....    (26,923)
Unrealized appreciation of investments........................     23,382
Unrealized appreciation of other assets and
 liabilities in foreign currencies............................         68
                                                                ---------
Net assets...................................................  $1,064,594
                                                                =========

Class IA
Net asset value per share ($1,033,043  DIVIDED BY
 932,432 shares outstanding) (1,600,000 shares authorized)...       $1.11
                                                                     ====
Class IB
Net asset value per share ($31,551  DIVIDED BY
 28,511 shares outstanding) (400,000 shares authorized)......       $1.11
                                                                     ====

TRIANGLE Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $24,734 or 2.3% of net assets.
       + All or a portion of this security was on loan as of December 31, 2000
         (See Note 2(i)).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-20 ____________________________________

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
 (000'S OMITTED)

     PRINCIPAL                                                     MARKET
       AMOUNT                                                      VALUE
 ------------------                                            --------------
 COMMERCIAL PAPER -- 63.6%
    $    10,000      7-Eleven
                       6.51% due 02/26/01....................  $        9,901
         30,000      Anheuser-Busch Cos., Inc.
                       6.38% due 05/22/01....................          29,256
 TRIANGLE20,000      AT&T Corp.
                       6.55% due 06/14/01....................          20,000
         20,000      BankAmerica Corp.
                       6.65% due 01/11/01....................          19,967
         20,000      Bemis Co., Inc.
                       6.62% due 01/03/01....................          19,996
         10,000      Bradford & Bingley Building Society
                       6.50% due 02/05/01....................           9,939
         20,000      Bradford & Bingley Building Society
                       6.60% due 01/08/01....................          19,978
         20,000      CAFCO Holding Corp.
                       6.55% due 01/17/01....................          19,945
         10,000      Campbell Soup Co.
                       6.01% due 06/13/01....................           9,730
         20,000      Campbell Soup Co.
                       6.285% due 06/11/01...................          19,441
         10,000      Christiania Capital Corp.
                       6.605% due 01/18/01...................           9,971
         20,000      Christiania Capital Corp.
                       6.62% due 03/19/01....................          19,720
         10,000      CIESCO L.P.
                       6.52% due 01/29/01....................           9,951
         20,000      Coca-Cola Co. (The)
                       6.47% due 02/20/01....................          19,824
         20,000      DaimlerChrysler North America
                      Holding Corp.
                       6.50% due 03/19/01....................          19,726
         25,500      Dow Chemical Co. (The)
                       6.45% due 01/02/01....................          25,500
         20,000      du Pont (E.I.) de Nemours & Co.
                       6.45% due 02/12/01....................          19,853
         10,000      Gannet Co., Inc.
                       6.50% due 02/20/01....................           9,912
         20,000      Gannet Co., Inc.
                       6.50% due 02/26/01....................          19,801
         10,000      General Electric Capital Corp.
                       6.44% due 03/19/01....................           9,863
         20,000      General Electric Capital Corp.
                       6.61% due 01/26/01....................          19,912
         20,000      General Motors Acceptance Corp.
                       6.48% due 02/05/01....................          19,878
         10,000      General Motors Acceptance Corp.
                       6.51% due 02/26/01....................           9,901
         30,000      Gillette Co. (The)
                       6.33% due 03/12/01....................          29,636
         10,000      Goldman Sachs Group, Inc. (The)
                       6.50% due 02/14/01....................           9,922
         10,000      Halifax PLC
                       6.46% due 03/01/01....................           9,896
         20,000      Halifax PLC
                       6.48% due 02/26/01....................          19,802
         10,000      Heinz (HJ) Co.
                       6.65% due 01/03/01....................           9,998
   PRINCIPAL                                                     MARKET
     AMOUNT                                                      VALUE
 ------------------                                            --------------
    $    20,000      Honeywell International, Inc.
                       6.45% due 03/05/01....................  $       19,778
         20,000      International Lease Finance Corp.
                       6.41% due 04/17/01....................          19,626
         10,000      International Lease Finance Corp.
                       6.43% due 03/16/01....................           9,870
         20,000      Merck & Co., Inc.
                       6.54% due 01/22/01....................          19,927
         10,000      Merita Bank North America, Inc.
                       6.50% due 02/12/01....................           9,926
         20,000      Merrill Lynch & Co., Inc.
                       6.45% due 03/27/01....................          19,699
         10,000      Merrill Lynch & Co., Inc.
                       6.49% due 01/18/01....................           9,971
         10,000      Morgan (J.P.) & Co., Inc.
                       6.28% due 03/20/01....................           9,866
         20,000      Morgan (J.P.) & Co., Inc.
                       6.46% due 03/26/01....................          19,702
         12,000      Morgan Stanley Dean Witter & Co.
                       6.58% due 01/23/01....................          11,954
         10,000      Mototola, Inc.
                       6.43% due 03/28/01....................           9,848
         20,000      Mototola, Inc.
                       6.45% due 04/17/01....................          19,624
         10,000      Nationwide Building Society
                       6.45% due 04/04/01....................           9,835
         20,000      Nationwide Building Society
                       6.51% due 02/20/01....................          19,823
         10,000      Salomon Smith Barney, Inc.
                       6.49% due 03/05/01....................           9,888
         10,000      Salomon Smith Barney, Inc.
                       6.52% due 01/23/01....................           9,962
         14,000      Spintab AB
                       6.47% due 03/06/01....................          13,841
         20,000      Toronto-Dominion Holdings
                       6.52% due 01/22/01....................          19,925
         20,000      Verizon Global Funding Corp.
                       6.51% due 02/05/01....................          19,877
         20,000      Wal-Mart Stores, Inc.
                       6.51% due 01/30/01....................          19,899
         20,000      Walt Disney Co. (The)
                       6.02% due 05/30/01....................          19,505
         20,000      Washington Post Co. (The)
                       6.391% due 04/16/01...................          19,631
                                                               --------------
                     Total commercial paper (cost $813,196)..  $      813,196
                                                               ==============
 CORPORATE NOTES -- 15.7%
         10,000      Citicorp
                       5.625% due 02/15/01...................           9,987
         10,000      First Union National Bank
                       6.80% due 02/22/01....................          10,000
         10,000      First Union National Bank
                       7.00% due 04/30/01....................          10,005
         20,000      Fleet Financial Group, Inc.
                       6.478% due 03/13/01...................          19,997
         10,000      Fleet Financial Group, Inc.
                       6.604% due 03/27/01...................          10,003

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-21 ____________________________________

 HARTFORD MONEY MARKET HLS FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2000
 (000'S OMITTED)

   PRINCIPAL                                                     MARKET
     AMOUNT                                                      VALUE
 ------------------                                            --------------
CORPORATE NOTES -- (CONTINUED)
    $     5,000      Ford Motor Credit Co.
                       5.125% due 10/15/01...................  $        4,951
         10,000      General Mills, Inc.
                       6.68% due 02/09/01....................          10,000
          6,000      General Motors Acceptance Corp.
                       6.70% due 04/30/01....................           5,998
         10,000      Goldman Sachs Group, Inc. (The)
                       6.684% due 12/27/01...................          10,020
 TRIANGLE18,000      Goldman Sachs Group, Inc. (The)
                       7.228% due 01/16/01...................          18,003
         20,000      Key Bank N.A.
                       6.69% due 05/25/01....................          19,997
         10,000      Key Bank N.A.
                       7.11% due 10/26/01....................          10,030
         18,000      Morgan Stanley Dean Witter & Co.
                       6.728% due 12/17/01...................          18,034
         13,000      NationsBank Corp.
                       5.75% due 03/15/01....................          12,975
         30,000      Toyota Motor Credit Corp.
                       6.712% due 01/09/01...................          30,000
                                                               --------------
                     Total corporate notes (cost $200,000)...  $      200,000
                                                               ==============
 REPURCHASE AGREEMENT -- 6.7%
         85,675      Joint Repurchase Agreement (See Note
                     2(d)) 6.00% due 01/02/01................  $       85,675
                                                               --------------
                     Total repurchase agreement (cost
                     $85,675)................................  $       85,675
                                                               ==============

                                                                     MARKET
                                                                      VALUE
                                                                    ---------
STATEMENT OF ASSETS AND LIABILITIES:
ASSETS
Investment in securities, at value (total cost
 $1,098,871) - see accompanying portfolio........................  $1,098,871
Receivable for Fund shares sold..................................    182,583
Receivable for dividends and interest............................      3,509
Cash and other assets............................................         10
                                                                   ---------
Total assets.....................................................  1,284,973
                                                                   ---------
LIABILITIES
Dividends payable................................................      6,406
Other liabilities................................................         22
                                                                   ---------
Total liabilities................................................      6,428
                                                                   ---------
Net assets....................................................... $1,278,545
                                                                   =========
SUMMARY OF SHAREHOLDERS' EQUITY:
Capital stock, par value $0.10 per share;
 3,000,000 shares authorized; 1,278,545 shares outstanding.......  $ 127,855
Capital surplus..................................................  1,150,690
                                                                   ---------
Net assets....................................................... $1,278,545
                                                                   =========
Class IA
Shares of beneficial interest outstanding, $0.10
 par value 2,475,000 shares authorized (Net assets $1,242,275)...  1,242,275
                                                                   =========

Net asset value..................................................      $1.00
                                                                        ====
Class IB
Shares of beneficial interest outstanding, $0.10
 par value 525,000 shares authorized (Net assets $36,270)........     36,270
                                                                      ======
Net aset value...................................................      $1.00
                                                                        ====

TRIANGLE Securities exempt from registration under Rule 144A of the Securities
         Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, the market value of these securities amounted to $38,003 or 3.0% of net assets.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

_____________________________________ MF-22 ____________________________________

                      [This page intentionally left blank]

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)

                                             HARTFORD      HARTFORD CAPITAL
                                           SMALL COMPANY     APPRECIATION
                                          HLS FUND, INC.    HLS FUND, INC.
                                          ---------------  ----------------
INVESTMENT INCOME:
  Dividends.............................    $      2,198     $     77,590
  Interest..............................           4,982           45,152
  Securities lending....................             216              828
  Less: Foreign tax withheld............        --                 (1,543)
                                            ------------     ------------
    Total investment income (loss),
     net................................           7,396          122,027
                                            ------------     ------------
EXPENSES:
  Investment advisory fees..............           5,105           40,699
  Administrative services fees..........           1,999           18,740
  Accounting services...................             150            1,406
  Custodian fees, gross.................              34              435
  Custodian fees expense offset.........             (23)            (128)
  Board of Directors fees...............               3               33
  Distribution Fees -- Class IB.........              65              167
  Other expenses........................              90              886
                                            ------------     ------------
    Total expenses, (before waivers)....           7,423           62,238
  Distribution Fees -- Class IB
   waived...............................             (18)             (47)
                                            ------------     ------------
    Total expenses, net.................           7,405           62,191
                                            ------------     ------------
  Net investment income (loss)..........              (9)          59,836
                                            ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................         (22,751)       2,667,309
  Net realized gain (loss) on futures
   contracts............................        --               --
  Net realized gain (loss) on forward
   foreign currency contracts...........              28            5,656
  Net realized gain (loss) on option
   contracts............................        --               --
  Net realized gain (loss) on foreign
   currency transactions................             (74)          (5,528)
  Net unrealized appreciation
   (depreciation) of investments........        (134,857)      (1,659,102)
  Net unrealized appreciation
   (depreciation) of futures
   contracts............................        --               --
  Net unrealized appreciation
   (depreciation) of forward foreign
   currency contracts...................        --                    947
  Net unrealized appreciation
   (depreciation) on translation of
   other assets and liabilities in
   foreign currencies...................              (1)            (122)
  Net unrealized appreciation
   (depreciation) of option contracts...        --               --
                                            ------------     ------------
  Net realized and unrealized gain
   (loss) on investments................        (157,655)       1,009,160
                                            ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............    $   (157,664)    $  1,068,996
                                            ============     ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ MF-24 ____________________________________

                                             HARTFORD                          HARTFORD
                                           INTERNATIONAL      HARTFORD       DIVIDEND AND
                                           OPPORTUNITIES        STOCK           GROWTH
                                          HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                                          ---------------  ---------------  ---------------
INVESTMENT INCOME:
  Dividends.............................    $     24,663     $     86,495     $     65,849
  Interest..............................           7,526           18,598            6,806
  Securities lending....................             598              174              115
  Less: Foreign tax withheld............          (3,038)            (347)            (463)
                                            ------------     ------------     ------------
    Total investment income (loss),
     net................................          29,749          104,920           72,307
                                            ------------     ------------     ------------
EXPENSES:
  Investment advisory fees..............           7,393           23,920           13,783
  Administrative services fees..........           3,066           18,785            6,073
  Accounting services...................             230            1,409              456
  Custodian fees, gross.................           1,105               43               27
  Custodian fees expense offset.........             (38)              (6)              (5)
  Board of Directors fees...............               5               33               11
  Distribution Fees -- Class IB.........              28              209               53
  Other expenses........................             141              941              260
                                            ------------     ------------     ------------
    Total expenses, (before waivers)....          11,930           45,334           20,658
  Distribution Fees -- Class IB
   waived...............................              (8)             (59)             (15)
                                            ------------     ------------     ------------
    Total expenses, net.................          11,922           45,275           20,643
                                            ------------     ------------     ------------
  Net investment income (loss)..........          17,827           59,645           51,664
                                            ------------     ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................         115,542          681,104          208,361
  Net realized gain (loss) on futures
   contracts............................             110         --               --
  Net realized gain (loss) on forward
   foreign currency contracts...........          (1,715)               1              137
  Net realized gain (loss) on option
   contracts............................        --               --                    187
  Net realized gain (loss) on foreign
   currency transactions................            (415)               9             (212)
  Net unrealized appreciation
   (depreciation) of investments........        (386,241)      (1,415,711)          51,317
  Net unrealized appreciation
   (depreciation) of futures
   contracts............................            (104)        --               --
  Net unrealized appreciation
   (depreciation) of forward foreign
   currency contracts...................             376         --               --
  Net unrealized appreciation
   (depreciation) on translation of
   other assets and liabilities in
   foreign currencies...................            (634)        --                    (10)
  Net unrealized appreciation
   (depreciation) of option contracts...        --               --                    105
                                            ------------     ------------     ------------
  Net realized and unrealized gain
   (loss) on investments................        (273,081)        (734,597)         259,885
                                            ------------     ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............    $   (255,254)    $   (674,952)    $    311,549
                                            ============     ============     ============


                                             HARTFORD         HARTFORD         HARTFORD
                                             ADVISERS           BOND         MONEY MARKET
                                          HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                                          ---------------  ---------------  ---------------
INVESTMENT INCOME:
  Dividends.............................    $     80,948     $        207     $         55
  Interest..............................         351,024           70,123           73,233
  Securities lending....................             727              150         --
  Less: Foreign tax withheld............            (323)        --               --
                                            ------------     ------------     ------------
    Total investment income (loss),
     net................................         432,376           70,480           73,288
                                            ------------     ------------     ------------
EXPENSES:
  Investment advisory fees..............          59,648            2,930            2,870
  Administrative services fees..........          27,657            1,995            2,296
  Accounting services...................           2,074              150              172
  Custodian fees, gross.................             103               47               12
  Custodian fees expense offset.........             (54)             (18)              (4)
  Board of Directors fees...............              48                3                4
  Distribution Fees -- Class IB.........             464               54               42
  Other expenses........................           1,268               90              108
                                            ------------     ------------     ------------
    Total expenses, (before waivers)....          91,208            5,251            5,500
  Distribution Fees -- Class IB
   waived...............................            (130)             (15)             (12)
                                            ------------     ------------     ------------
    Total expenses, net.................          91,078            5,236            5,488
                                            ------------     ------------     ------------
  Net investment income (loss)..........         341,298           65,244           67,800
                                            ------------     ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) on security
   transactions.........................         636,923          (11,998)             (33)
  Net realized gain (loss) on futures
   contracts............................        --                  1,154         --
  Net realized gain (loss) on forward
   foreign currency contracts...........               1            1,912         --
  Net realized gain (loss) on option
   contracts............................        --               --               --
  Net realized gain (loss) on foreign
   currency transactions................               9           (1,725)        --
  Net unrealized appreciation
   (depreciation) of investments........      (1,081,161)          58,602         --
  Net unrealized appreciation
   (depreciation) of futures
   contracts............................        --                    231         --
  Net unrealized appreciation
   (depreciation) of forward foreign
   currency contracts...................        --               --               --
  Net unrealized appreciation
   (depreciation) on translation of
   other assets and liabilities in
   foreign currencies...................        --                     68         --
  Net unrealized appreciation
   (depreciation) of option contracts...        --               --               --
                                            ------------     ------------     ------------
  Net realized and unrealized gain
   (loss) on investments................        (444,228)          48,244              (33)
                                            ------------     ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............    $   (102,930)    $    113,488     $     67,767
                                            ============     ============     ============

_____________________________________ MF-25 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 2000
 (000'S OMITTED)

                                             HARTFORD      HARTFORD CAPITAL
                                           SMALL COMPANY     APPRECIATION
                                          HLS FUND, INC.    HLS FUND, INC.
                                          ---------------  ----------------
OPERATIONS:
  Net investment income (loss)..........    $         (9)    $     59,836
  Net realized gain (loss) on
   investments..........................         (22,797)       2,667,437
  Net unrealized appreciation
   (depreciation) of investments........        (134,858)      (1,658,277)
                                            ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............        (157,664)       1,068,996
                                            ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA............................        --                (62,140)
    Class IB............................        --                   (727)
  From net realized gain on investments
    Class IA............................        (117,755)      (1,266,215)
    Class IB............................          (3,080)          (7,838)
                                            ------------     ------------
    Total distributions.................        (120,835)      (1,336,920)
                                            ------------     ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA............................         421,643        1,881,017
    Class IB............................          39,207          118,867
                                            ------------     ------------
      Net increase (decrease) from
      capital share transactions........         460,850        1,999,884
                                            ------------     ------------
      Net increase (decrease) in net
      assets............................         182,351        1,731,960
NET ASSETS:
  Beginning of period...................         767,502        7,985,996
                                            ------------     ------------
  End of period.........................    $    949,853     $  9,717,956
                                            ============     ============
  Accumulated undistributed
   (distribution in excess of) net
   investment income....................    $   --           $        265
                                            ============     ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ MF-26 ____________________________________

                                             HARTFORD                          HARTFORD
                                           INTERNATIONAL      HARTFORD       DIVIDEND AND
                                           OPPORTUNITIES        STOCK           GROWTH
                                          HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                                          ---------------  ---------------  ---------------
OPERATIONS:
  Net investment income (loss)..........    $     17,827     $     59,645     $     51,664
  Net realized gain (loss) on
   investments..........................         113,522          681,114          208,473
  Net unrealized appreciation
   (depreciation) of investments........        (386,603)      (1,415,711)          51,412
                                            ------------     ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............        (255,254)        (674,952)         311,549
                                            ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA............................         (21,816)         (61,375)         (50,034)
    Class IB............................            (198)            (761)            (498)
  From net realized gain on investments
    Class IA............................        (171,516)      (1,024,729)        (282,315)
    Class IB............................          (1,224)          (8,655)          (1,888)
                                            ------------     ------------     ------------
    Total distributions.................        (194,754)      (1,095,520)        (334,735)
                                            ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA............................         198,402        1,943,031            5,708
    Class IB............................          18,858          105,713           18,931
                                            ------------     ------------     ------------
      Net increase (decrease) from
      capital share transactions........         217,260        2,048,744           24,639
                                            ------------     ------------     ------------
      Net increase (decrease) in net
      assets............................        (232,748)         278,272            1,453
NET ASSETS:
  Beginning of period...................       1,578,039        9,447,823        3,223,819
                                            ------------     ------------     ------------
  End of period.........................    $  1,345,291     $  9,726,095     $  3,225,272
                                            ============     ============     ============
  Accumulated undistributed
   (distribution in excess of) net
   investment income....................    $        781     $          1     $      1,732
                                            ============     ============     ============


                                             HARTFORD         HARTFORD         HARTFORD
                                             ADVISERS           BOND         MONEY MARKET
                                          HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                                          ---------------  ---------------  ---------------
OPERATIONS:
  Net investment income (loss)..........    $    341,298     $     65,244     $     67,800
  Net realized gain (loss) on
   investments..........................         636,933          (10,657)             (33)
  Net unrealized appreciation
   (depreciation) of investments........      (1,081,161)          58,901         --
                                            ------------     ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............        (102,930)         113,488           67,767
                                            ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA............................        (108,406)          (4,427)         (66,782)
    Class IB............................          (1,821)             (94)            (985)
  From net realized gain on investments
    Class IA............................      (1,188,034)        --               --
    Class IB............................         (15,623)        --               --
                                            ------------     ------------     ------------
    Total distributions.................      (1,313,884)          (4,521)         (67,767)
                                            ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA............................         745,076          (52,284)         (15,161)
    Class IB............................         134,279           13,233           27,466
                                            ------------     ------------     ------------
      Net increase (decrease) from
      capital share transactions........         879,355          (39,051)          12,305
                                            ------------     ------------     ------------
      Net increase (decrease) in net
      assets............................        (537,459)          69,916           12,305
NET ASSETS:
  Beginning of period...................      14,220,213          994,678        1,266,240
                                            ------------     ------------     ------------
  End of period.........................    $ 13,682,754     $  1,064,594     $  1,278,545
                                            ============     ============     ============
  Accumulated undistributed
   (distribution in excess of) net
   investment income....................    $    261,292     $     62,016     $   --
                                            ============     ============     ============

_____________________________________ MF-27 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1999
 (000'S OMITTED)

                                             HARTFORD      HARTFORD CAPITAL
                                           SMALL COMPANY     APPRECIATION
                                          HLS FUND, INC.    HLS FUND, INC.
                                          ---------------  ----------------
OPERATIONS:
  Net investment income (loss)..........    $     (1,976)    $     29,951
  Net realized gain (loss) on
   investments..........................         147,233        1,275,672
  Net unrealized appreciation
   (depreciation) of investments........         121,502          843,016
                                            ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............         266,759        2,148,279
                                            ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA............................        --                (24,014)
    Class IB............................        --                    (48)
  From net realized gain on investments
    Class IA............................            (986)        (373,170)
    Class IB............................             (14)          (2,166)
                                            ------------     ------------
    Total distributions.................          (1,000)        (399,398)
                                            ------------     ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA............................         143,679          409,059
    Class IB............................           6,634           14,635
                                            ------------     ------------
      Net increase (decrease) from
      capital share transactions........         150,313          423,694
                                            ------------     ------------
      Net increase (decrease) in net
      assets............................         416,072        2,172,575
NET ASSETS:
  Beginning of period...................         351,430        5,813,421
                                            ------------     ------------
  End of period.........................    $    767,502     $  7,985,996
                                            ============     ============
  Accumulated undistributed
   (distribution in excess of) net
   investment income....................    $   --           $      4,106
                                            ============     ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. _____________________________________ MF-28 ____________________________________

                                             HARTFORD                          HARTFORD
                                           INTERNATIONAL      HARTFORD       DIVIDEND AND
                                           OPPORTUNITIES        STOCK           GROWTH
                                          HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                                          ---------------  ---------------  ---------------
OPERATIONS:
  Net investment income (loss)..........    $     15,472     $     65,458     $     50,807
  Net realized gain (loss) on
   investments..........................         200,446        1,025,417          275,966
  Net unrealized appreciation
   (depreciation) of investments........         249,333          408,912         (162,878)
                                            ------------     ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............         465,251        1,499,787          163,895
                                            ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA............................         (15,254)         (64,230)         (51,585)
    Class IB............................             (27)            (286)            (241)
  From net realized gain on investments
    Class IA............................        --               (619,032)        (120,723)
    Class IB............................        --                 (6,821)            (820)
                                            ------------     ------------     ------------
    Total distributions.................         (15,281)        (690,369)        (173,369)
                                            ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA............................         (71,217)       1,405,977          185,464
    Class IB............................           1,929           39,215            7,935
                                            ------------     ------------     ------------
      Net increase (decrease) from
      capital share transactions........         (69,288)       1,445,192          193,399
                                            ------------     ------------     ------------
      Net increase (decrease) in net
      assets............................         380,682        2,254,610          183,925
NET ASSETS:
  Beginning of period...................       1,197,357        7,193,213        3,039,894
                                            ------------     ------------     ------------
  End of period.........................    $  1,578,039     $  9,447,823     $  3,223,819
                                            ============     ============     ============
  Accumulated undistributed
   (distribution in excess of) net
   investment income....................    $      6,910     $      2,443     $      1,000
                                            ============     ============     ============


                                             HARTFORD         HARTFORD         HARTFORD
                                             ADVISERS           BOND         MONEY MARKET
                                          HLS FUND, INC.   HLS FUND, INC.   HLS FUND, INC.
                                          ---------------  ---------------  ---------------
OPERATIONS:
  Net investment income (loss)..........    $    320,122     $     58,520     $     51,798
  Net realized gain (loss) on
   investments..........................       1,204,133          (18,937)              22
  Net unrealized appreciation
   (depreciation) of investments........        (201,834)         (58,549)        --
                                            ------------     ------------     ------------
  Net increase (decrease) in net assets
   resulting from operations............       1,322,421          (18,966)          51,820
                                            ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class IA............................        (294,115)         (53,765)         (51,532)
    Class IB............................          (2,712)            (836)            (266)
  From net realized gain on investments
    Class IA............................        (985,224)          (6,265)             (22)
    Class IB............................         (10,510)             (48)        --
                                            ------------     ------------     ------------
    Total distributions.................      (1,292,561)         (60,914)         (51,820)
                                            ------------     ------------     ------------
CAPITAL SHARE TRANSACTIONS:
    Class IA............................       2,243,273          155,219          384,950
    Class IB............................         106,955           11,574            6,625
                                            ------------     ------------     ------------
      Net increase (decrease) from
      capital share transactions........       2,350,228          166,793          391,575
                                            ------------     ------------     ------------
      Net increase (decrease) in net
      assets............................       2,380,088           86,913          391,575
NET ASSETS:
  Beginning of period...................      11,840,125          907,765          874,665
                                            ------------     ------------     ------------
  End of period.........................    $ 14,220,213     $    994,678     $  1,266,240
                                            ============     ============     ============
  Accumulated undistributed
   (distribution in excess of) net
   investment income....................    $     30,239     $      4,520     $   --
                                            ============     ============     ============

_____________________________________ MF-29 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
 ($000 OMITTED)

 1.  ORGANIZATION:

    Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers Fund HLS Fund, Inc., Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. (each a "Fund" or together the "Funds") are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. These Funds are a component The Hartford HLS Mutual Funds (the Mutual Funds).

    The Funds serve as the underlying investment vehicles for certain variable annuity and variable life insurance separate accounts and group pension contracts of Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (collectively, The Hartford Life Insurance Companies) as well as certain qualified retirement plans. The Hartford Life Insurance Companies are affiliates of the Funds. The Funds, which have different investment goals and policies, are described below.

       Hartford Small Company HLS Fund, Inc.               Seeks maximum capital appreciation by investing at
                                                           least 65% of its total assets in common stocks of
                                                           companies with a market capitalization within the
                                                           range represented by the Russell 2000 Index.
       Hartford Capital Appreciation HLS Fund, Inc.        Seeks growth of capital through investment in
                                                           equity securities of companies with high growth
                                                           potential, including small, medium and large
                                                           companies.
       Hartford International Opportunities HLS            Seeks growth of capital through investing
        Fund, Inc.                                         primarily in foreign equity securities issues.
       Hartford Stock HLS Fund, Inc.                       Seeks long-term capital growth through investment
                                                           in a diversified portfolio of equity securities.
       Hartford Dividend and Growth HLS Fund, Inc.         Seeks a high level of current income consistent
                                                           with growth of capital and moderate investment
                                                           risk. Primary investments are equity securities
                                                           and securities convertible into equity securities
                                                           that typically have above average yield.
       Hartford Advisers HLS Fund, Inc.                    Seeks maximum long-term total rate of return
                                                           (capital growth and current income) through
                                                           investment in a varying mix of stocks, bonds and
                                                           money market instruments.
       Hartford Bond HLS Fund, Inc.                        Seeks maximum current income consistent with
                                                           preservation of capital through investing
                                                           primarily in debt securities.
       Hartford Money Market HLS Fund, Inc.                Seeks a high level of current income consistent
                                                           with liquidity and preservation of capital through
                                                           investment in money-market securities.

    Each Fund is divided into Class IA and IB shares. Each class is offered at net asset value without a sales charge and is subject to the same expenses except that the Class IB shares are subject to distribution fees charged pursuant to a rule 12b-1 plan. Distribution and Service Plans have been adopted in accordance with rule 12b-1 of the Investment Company Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Funds, which are in accordance with generally accepted accounting principles in the investment company industry:

   a) SECURITY TRANSACTIONS--Security transactions are recorded on the trade date (the day the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

   b) SECURITY VALUATION--Equity securities are valued at the last sales price reported on principal securities exchanges on which such securities are traded (domestic or foreign) or on the principal over-the-counter market on which such securities are traded as of the close of business on the day the securities are being valued. If no sale occurred on a particular day and in the case of certain equity securities traded over-the-counter, then such securities are valued at the mean between the bid and asked prices. Securities quoted in foreign currencies are translated into U.S. dollars at
_____________________________________ MF-30 ____________________________________
      the prevailing exchange rates at the end of each business day. Options are valued at the last sales price; if no sale took place on such day, then options are valued at the mean between the bid and asked prices. Securities for which market quotations are not readily available and all other assets are valued in good faith at their fair values under the direction of the Fund's Board of Directors.

      Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by an unaffiliated pricing service which determines valuations for normal institutional size trading units of debt securities. Mortgage securities are valued at the bid price. Short-term securities held in Hartford Money Market HLS Fund, Inc., are valued at amortized cost or original cost plus accrued interest receivable, both of which approximate market value. In the remaining Funds, short-term investments purchased with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term investments purchased with a maturity of more than 60 days are valued based on market quotations until the remaining days to maturity become less than 61 days. From such time until maturity, the investments are valued at amortized cost.

   c) FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

      Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

   d) REPURCHASE AGREEMENTS--A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities which serve to collateralize the repurchase agreement are held by each Fund's custodian in book entry or physical form in the custodial account of the Fund. Repurchase agreements are valued at cost plus accrued interest receivable. All repurchase agreements are handled through the Fund's custodian, State Street Bank.

      Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc. and Hartford Advisers HLS Fund, Inc., together with other investment management companies having investment advisory agreements with Wellington Management Company, LLP (Wellington) have an interest in a $2,231,903 joint repurchase agreement dated 12/29/00 with State Street Bank, 6.002% due 01/02/01. This joint repurchase agreement is collateralized by $2,051,338 U.S. Treasury Bonds 6.875% - 12.00% due 11/15/12 -- 08/15/25
      and $224,345 U.S. Treasury Strips 0.00% due 02/15/07 -- 08/15/20. The
      maturity amounts are as follows:


           FUND                                                MATURITY AMOUNT
           --------------------------------------------------  ---------------
           Hartford Small Company HLS Fund, Inc..............    $  125,042
           Hartford Capital Appreciation HLS Fund, Inc.......     1,052,171
           Hartford International Opportunities HLS
            Fund, Inc........................................       158,630
           Hartford Stock HLS Fund, Inc......................       218,515
           Hartford Dividend and Growth HLS Fund, Inc........        72,207
           Hartford Advisers HLS Fund, Inc...................       276,791

      Hartford Money Market HLS Fund, Inc. together with other investment management companies having investment advisory agreements with The Hartford Investment Management Company (HIMCO) has an interest in a $252,107

_____________________________________ MF-31 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)

      joint repurchase agreement dated 12/29/00 with State Street Bank, 6.00% due 01/02/01. This joint repurchase agreement is collateralized by $252,275 U.S. Treasury Bonds 5.625% -- 10.00% due 05/15/08 - 08/15/27.
      The maturity amount for the Hartford Bond Fund, Inc. is $114,093. The maturity amount for Hartford Money Market Fund, Inc. is $85,732.

   e) JOINT TRADING ACCOUNT--Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by HIMCO or Wellington. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

   f) FUTURES, OPTIONS ON FUTURES AND OPTIONS TRANSACTIONS--The Funds enter into futures contracts to retain their cash balance and yet be exposed to the market, thereby providing the liquidity necessary to accommodate redemptions while at the same time providing shareholders with the investment return of a fully invested portfolio. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such contracts, they are required to deposit with their custodian an amount of "initial margin" of cash or U.S. Treasury bills. Subsequent payments, called maintenance margin, to and from the broker-dealer, are made on a daily basis as the price of the underlying debt security fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds. The market value of a traded futures contract is the last sale price. In the absence of a last sale price, the last offering price is used. In the absence of either of these prices, fair value is determined according to procedures established by the Funds' Board of Directors. The variation margin on futures contracts is included in cash, receivables and other assets in each Fund's Statement of Net Assets.

      At any time prior to the expiration of the futures contract, the Funds may close the position by taking an opposite position which would operate to terminate the position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Funds and the Funds realize a gain or loss.

      The premium paid by the Fund for the purchase of a call or put option is included in the Fund's Statement of Net Assets as excess of cash, receivables and other assets over liabilities or excess of liabilities over cash, receivables and other assets and subsequently "marked-to-market" to reflect the current market value of the option purchased as of the end of the reporting period. If an option, which the Fund has purchased, expires on its stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid to buy the call.

      The use of futures contracts involve elements of market and counter party risk, which may exceed the amounts recognized in the Statements of Net Assets. Change in the value of the futures contracts may decrease the effectiveness of the Fund's strategies and potentially result in loss.

      The Funds may write covered options. "Covered" means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase or sell the same underlying securities or currency having an expiration date of the covered option at an exercise price equal to or less than the exercise price of the covered option, or will establish or maintain with its custodian for the term of the option a "segregated account" consisting of cash or other liquid securities having a value equal to the fluctuating market value of the option securities or currencies. The Fund receives a premium from writing a call or put option, which increases

_____________________________________ MF-32 ____________________________________
      the Fund's return if the option expires unexercised or is closed out at a net profit. The Funds' option activity was as follows for the year ended December 31, 2000:

                     OPTION CONTRACTS ACTIVITY DURING THE YEAR

                                                                          HARTFORD DIVIDEND AND
                                                                          GROWTH HLS FUND, INC.
                                                                         ------------------------
                                                                         NUMBER OF       PREMIUM
                                                                         CONTRACTS       AMOUNTS
                                                                         ---------       --------
           CALLS WRITTEN
           Beginning of the year.......................................      --           $  --
           Written during the year.....................................       3             450
           Expired during the year.....................................      (1)           (158)
           Closed during the year......................................      (1)           (116)
           Exercised during the year...................................      --              --
                                                                            ---           -----
           Balance at the end of the year..............................       1           $ 176
                                                                            ---           -----

   g) FORWARD FOREIGN CURRENCY CONTRACTS--As of December 31, 2000, Hartford Small Company HLS Fund, Inc. and Hartford International Opportunities HLS Fund, Inc. had entered into forward foreign currency exchange contracts that obligate the funds to repurchase/replace or sell currencies at specified future dates. The Funds enter into forward foreign currency contracts to hedge against adverse fluctuations in exchange rates between currencies. The forward foreign currency contracts' costs are included in cash, receivables and other assets, as applicable, in the Funds' Statement of Net Assets.

      Forward foreign currency contracts involve elements of markets risk in excess of the amount reflected in the Statement of Net Assets. In addition, risk may arise upon entering into these contracts from the potential inability of the counter-parties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar.

   h) INDEXED SECURITIES--The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in through conventional securities. Indexed securities are shown at market value in the Statement of Net Assets, if applicable. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there is a limit to the potential appreciation of the investment.

   i) SECURITIES LENDING--Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers HLS Fund, Inc. and Hartford Bond HLS Fund, Inc. may lend their securities to certain qualified brokers who pay these Funds negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, these Funds may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. As of December 31, 2000, the market value of the securities loaned and the market value of the collateral were as follows:

                                                                        MARKET VALUE
                                                     MARKET VALUE OF        OF
           FUND                                      SECURITIES LOANED  COLLATERAL
           ----------------------------------------  -----------------  ------------
           Hartford Small Company HLS Fund, Inc....        211,494          219,331
           Hartford Capital Appreciation HLS
            Fund, Inc..............................        389,063          402,094
           Hartford International Opportunities HLS
            Fund, Inc..............................        153,381          161,272
           Hartford Stock HLS Fund, Inc............         79,361           82,483
           Hartford Dividend and Growth HLS
            Fund, Inc..............................        126,105          130,458
           Hartford Advisers HLS Fund, Inc.........      1,651,896        1,686,995
           Hartford Bond HLS Fund, Inc.............        253,952          259,107

_____________________________________ MF-33 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)

   j) FEDERAL INCOME TAXES--For federal income tax purposes, the Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders or otherwise complying with the requirements of regulated investment companies. Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

   k) FUND SHARE VALUATION AND DISTRIBUTIONS TO SHAREHOLDERS--Orders for the Funds' shares are executed in accordance with the investment instructions of the contract holders. Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend data in the exercise of due diligence. Interest income and expenses are accrued on a daily basis. The net asset value of each Fund's shares is determined as of the close of each business day of the New York Stock Exchange (the Exchange). Orders for the purchase of a Fund's shares received prior to the close of the Exchange on any day on which the Fund is open for business are priced at the per-share net asset value determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined per-share net asset value.

      Dividends are declared by the Funds' Board of Directors based upon the investment performance of the respective Funds. The policy of all funds except the Hartford Money Market HLS Fund, Inc. is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

      Hartford Money Market HLS Fund, Inc. seeks to maintain a stable net asset value per share of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method. Dividends are distributed monthly.

      Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gains and losses, partnerships, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions result in reclassifications to capital accounts (see Note 7).

   l) USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

   m) RESTRICTED SECURITIES--Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Money Market HLS
      Fund, Inc., which may invest up to 10% in such securities. "Illiquid Securities" are those that may not be sold or disposed of in the ordinary course of business, at approximately the price used to determine a Fund's net asset value per share. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds' Board of Directors. At
      December 31, 2000, the Funds did not hold any restricted securities (excluding 144A issues).

 3.  EXPENSES:

   a) INVESTMENT MANAGEMENT AND ADVISORY AGREEMENTS--HL Investment Advisors, LLC (HL Advisors) an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (The Hartford), serves as investment manager to the Funds pursuant to Investment Management Agreements approved by each Fund's Board of Directors and shareholders.

_____________________________________ MF-34 ____________________________________

      The schedule below reflects the rates of compensation paid to HL Advisors for services rendered, a portion of which is used to compensate Wellington or HIMCO:

                      HARTFORD MONEY MARKET HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
All Assets                                              0.250%

                         HARTFORD STOCK HLS FUND, INC.
                        AND HARTFORD BOND HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.325%
On next $250 million                                    0.300
On next $500 million                                    0.275
Over $1 billion                                         0.250

                     HARTFORD SMALL COMPANY HLS FUND, INC.,
                 HARTFORD CAPITAL APPRECIATION HLS FUND, INC.,
              HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND, INC.,
                HARTFORD DIVIDEND AND GROWTH HLS FUND, INC. AND
                        HARTFORD ADVISERS HLS FUND, INC.

AVERAGE DAILY NET ASSETS                            ANNUAL RATE
------------------------                            -----------
On first $250 million                                   0.575%
On next $250 million                                    0.525
On next $500 million                                    0.475
Over $1 billion                                         0.425

      Pursuant to sub-advisory agreements between HL Advisors and Wellington, Wellington provides the day-to-day investment management services to the Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., and Hartford Advisers HLS Fund, Inc.

      Pursuant to investment services agreements between HL Advisors and HIMCO, HIMCO provides the day-to-day investment management services to the Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. HIMCO is a wholly-owned subsidiary of The Hartford

      Wellington and HIMCO determine the purchase and sale of portfolio securities and place such orders for execution in the name of the respective Fund. In conjunction with their investment activity, Wellington and HIMCO regularly furnish reports to the Funds' Board of Directors concerning economic forecasts, investment strategy, portfolio activity and performance of the Funds.

   b) ADMINISTRATIVE SERVICES AGREEMENT--Under the Administrative Services Agreement between Hartford Life Insurance Company (HL) and each of the Funds, HL provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund's average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custody, state taxes and directors' fees). Directors' fees represent remuneration paid or accrued to directors not affiliated with HL or any other related company.

   c) OPERATING EXPENSES--Allocable expenses of the Funds are charged to each Fund based on the ratio of the net assets of each Fund to the combined net assets of the Funds. Non-allocable expenses are charged to each Fund based on specific identification.

   d) EXPENSE OFFSET--The Funds have entered into certain expense offset arrangements with the Custodian Bank. The amount of the Funds' expense reductions is shown on the accompanying Statement of Operations as Custodian fees expense offset.

_____________________________________ MF-35 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)

   e) DISTRIBUTION PLAN FOR CLASS IB SHARES--Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares.

      Although the Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares, the Distributor has voluntarily agreed to waive 0.07% of the fee. This waiver may be withdrawn at any time after notice to shareholders. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

 4.  TAX COST AND UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS:

    As of December 31, 2000, the aggregate gross unrealized appreciation and depreciation of all investments, based on cost for federal income tax purposes, was as follows:

                                                                  AGGREGATE GROSS   AGGREGATE GROSS   NET UNREALIZED
                                                                    UNREALIZED        UNREALIZED      APPRECIATION/
           FUND                                      TAX COST      APPRECIATION      DEPRECIATION     (DEPRECIATION)
           ----                                     -----------   ---------------   ---------------   --------------
           Hartford Small Company HLS
           Fund, Inc..............................      987,676        157,823           (128,754)          29,069
           Hartford Capital Appreciation HLS
           Fund, Inc..............................    9,219,522      1,806,821         (1,318,808)         488,013
           Hartford International Opportunities
           HLS Fund, Inc..........................    1,480,803        106,520           (110,755)          (4,235)
           Hartford Stock HLS Fund, Inc...........    8,067,811      2,523,314         (1,041,362)       1,481,952
           Hartford Dividend and Growth HLS
           Fund, Inc..............................    2,764,123        695,056           (225,098)         469,958
           Hartford Advisers HLS Fund, Inc........   11,567,622      2,696,607         (1,015,314)       1,681,293
           Hartford Bond HLS Fund, Inc............    1,090,445         32,314             (9,382)          22,932

 5.  AFFILIATE HOLDINGS:

    As of December 31, 2000, certain HL group pension contracts held direct interests in shares as follows:

                                                              PERCENT OF
           FUND                                      SHARES   TOTAL SHARES
           ----------------------------------------  -------  ------------
           Hartford Small Company HLS Fund, Inc....   15,524        2.76
           Hartford Capital Appreciation HLS
            Fund, Inc..............................   64,375        3.93
           Hartford International Opportunities HLS
            Fund, Inc..............................   17,643        1.79
           Hartford Stock HLS Fund, Inc............   70,001        4.23
           Hartford Dividend and Growth HLS
            Fund, Inc..............................   13,760        0.91
           Hartford Advisers HLS Fund, Inc.........  101,349        1.97
           Hartford Bond HLS Fund, Inc.............   44,318        4.61
           Hartford Money Market HLS Fund, Inc.....  115,157        9.01

_____________________________________ MF-36 ____________________________________

 6.  INVESTMENT TRANSACTIONS:
     For the year ended December 31, 2000, aggregate purchases and sales of investment securities (excludes short-term investments) were as follows:

           FUND                                      COST OF PURCHASES  SALES PROCEEDS
           ----------------------------------------  -----------------  --------------
           Hartford Small Company HLS Fund, Inc....      2,099,522         1,762,892
           Hartford Capital Appreciation HLS
            Fund, Inc..............................      9,707,476         9,273,722
           Hartford International Opportunities HLS
            Fund, Inc..............................      2,313,355         2,244,694
           Hartford Stock HLS Fund, Inc............      4,720,686         3,643,673
           Hartford Dividend and Growth HLS
            Fund, Inc..............................      1,770,683         2,005,361
           Hartford Advisers HLS Fund, Inc.........      5,420,804         5,408,766
           Hartford Bond HLS Fund, Inc.............      1,555,908         1,528,741

 7.  RECLASSIFICATION OF CAPITAL ACCOUNTS:

    In accordance with AICPA Statement of Position 93-2, DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES, the Funds have recorded several reclassifications in their capital accounts. These reclassifications had no impact on the net asset value per share of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 2000 the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

                                                ACCUMULATED      ACCUMULATED
                                                UNDISTRIBUTED   UNDISTRIBUTED
                                                (DISTRIBUTION   (DISTRIBUTION
                                                IN EXCESS OF)   IN EXCESS OF)
                                                NET INVESTMENT  NET REALIZED
           FUND                                   INCOME        GAIN ON INVESTMENTS  CAPITAL SURPLUS
           -----------------------------------  --------------  -------------------  ---------------
           Hartford Small Company HLS
            Fund, Inc.........................           9                 (9)            --
           Hartford Capital Appreciation HLS
            Fund, Inc.........................        (810)               810             --
           Hartford International
            Opportunities HLS Fund, Inc.......      (1,942)             1,942             --
           Hartford Stock HLS Fund, Inc.......          49                (49)            --
           Hartford Dividend and Growth HLS
            Fund, Inc.........................        (400)               400             --
           Hartford Advisers HLS
            Fund, Inc.........................         (18)                18             --
           Hartford Bond HLS Fund, Inc........      (3,227)             3,227             --

 8.  CAPITAL LOSS CARRY FORWARD:

    At December 31, 2000, (tax year-end) the following Funds had capital loss carry forwards for U.S. Federal Tax purposes of approximately:

           FUND                                      AMOUNT   YEAR OF EXPIRATION
           ----------------------------------------  -------  ------------------
           Hartford Bond HLS Fund, Inc.............   12,948            2007
           Hartford Bond HLS Fund, Inc.............   12,693            2008

_____________________________________ MF-37 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)

 9.  CAPITAL SHARE TRANSACTIONS:

    The following information is for the year ended December 31, 2000:

                                                                  HARTFORD CAPITAL      HARTFORD INTERNATIONAL
                                          HARTFORD SMALL          APPRECIATION HLS         OPPORTUNITIES HLS
                                      COMPANY HLS FUND, INC.         FUND, INC.               FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............     630,883  $ 1,320,723     231,719  $ 1,481,026   2,911,648  $ 4,663,819
           Shares issued on
            reinvestment of
            distributions...........      59,606      117,755     224,607    1,328,355     124,985      193,332
           Shares redeemed..........    (497,910)  (1,016,835)   (145,797)    (928,364) (2,903,270) (4,6581,749)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............     192,579  $   421,643     310,529  $ 1,881,017     133,363  $   198,402
                                      ==========  ===========  ==========  ===========  ==========  ===========

                                          HARTFORD STOCK        HARTFORD DIVIDEND AND      HARTFORD ADVISERS
                                          HLS FUND, INC.       GROWTH HLS FUND, INC.        HLS FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............     251,624  $ 1,571,846     211,030  $   440,545     345,772  $   957,673
           Shares issued on
            reinvestment of
            distributions...........     173,507    1,086,104     168,458      332,349     480,213    1,296,440
           Shares redeemed..........    (109,433)    (714,919)   (370,178)    (767,186)   (536,574)  (1,509,037)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............     315,698  $ 1,943,031       9,310  $     5,708     289,411  $   745,076
                                      ==========  ===========  ==========  ===========  ==========  ===========

                                                HARTFORD BOND        HARTFORD MONEY MARKET
                                               HLS FUND, INC.           HLS FUND, INC.
                                           -----------------------  -----------------------
                                             SHARES      AMOUNT       SHARES      AMOUNT
                                           ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold...................     166,759  $   172,712   8,049,574  $ 8,049,574
           Shares issued on reinvestment
            of distributions.............       4,294        4,427      66,782       66,782
           Shares redeemed...............    (223,527)    (229,423) (8,131,517)  (8,131,517)
                                           ----------  -----------  ----------  -----------
           Net Increase (Decrease).......     (52,474) $   (52,284)    (15,161) $   (15,161)
                                           ==========  ===========  ==========  ===========

                                                                  HARTFORD CAPITAL      HARTFORD INTERNATIONAL
                                      HARTFORD SMALL COMPANY      APPRECIATION HLS           OPPORTUNITIES
                                          HLS FUND, INC.             FUND, INC.             HLS FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............      27,819  $    53,619      18,255  $   113,399      34,548  $    50,609
           Shares issued on
            reinvestment of
            distributions...........       1,561        3,080       1,448        8,565         923        1,422
           Shares redeemed..........      (9,702)     (17,492)       (501)      (3,097)    (23,494)     (33,173)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............      19,678  $    39,207      19,202  $   118,867      11,977  $    18,858
                                      ==========  ===========  ==========  ===========  ==========  ===========

_____________________________________ MF-38 ____________________________________

                                          HARTFORD STOCK        HARTFORD DIVIDEND AND      HARTFORD ADVISERS
                                          HLS FUND, INC.       GROWTH HLS FUND, INC.        HLS FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............      15,461  $    99,239       9,211  $    19,050      44,879  $   124,887
           Shares issued on
            reinvestment of
            distributions...........       1,509        9,416       1,200        2,386       6,465       17,444
           Shares redeemed..........        (457)      (2,942)     (1,217)      (2,505)     (2,896)      (8,052)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............      16,513  $   105,713       9,194  $    18,931      48,448  $   134,279
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                                HARTFORD BOND           HARTFORD MONEY
                                               HLS FUND, INC.       MARKET HLS FUND, INC.
                                           -----------------------  -----------------------
                                             SHARES      AMOUNT       SHARES      AMOUNT
                                           ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold...................      14,461  $    15,148      92,669  $    92,669
           Shares issued on reinvestment
            of distributions.............          91           94         985          985
           Shares redeemed...............      (1,946)      (2,009)    (66,188)     (66,188)
                                           ----------  -----------  ----------  -----------
           Net Increase (Decrease).......      12,606  $    13,233      27,466  $    27,466
                                           ==========  ===========  ==========  ===========

    The following information is for the year ended December 31, 1999:

                                                                                              HARTFORD INTERNATIONAL
                                      HARTFORD SMALL COMPANY         HARTFORD CAPITAL              OPPORTUNITIES
                                          HLS FUND, INC.        APPRECIATION HLS FUND, INC.       HLS FUND, INC.
                                      -----------------------  -----------------------------  -----------------------
                                        SHARES      AMOUNT        SHARES          AMOUNT        SHARES      AMOUNT
                                      ----------  -----------  -------------  --------------  ----------  -----------
           CLASS IA
           Shares sold..............     449,381  $   730,074      217,405     $ 1,126,020     1,187,527  $ 1,833,048
           Shares issued on
            reinvestment of
            distributions...........         466          986       87,389         397,183         8,503       15,254
           Shares redeemed..........    (369,178)    (587,381)    (218,690)     (1,114,145)   (1,239,799)  (1,919,519)
                                      ----------  -----------   ----------     -----------    ----------  -----------
           Net Increase
            (Decrease)..............      80,669  $   143,679       86,104     $   409,058       (43,769) $   (71,217)
                                      ==========  ===========   ==========     ===========    ==========  ===========

                                          HARTFORD STOCK        HARTFORD DIVIDEND AND      HARTFORD ADVISERS
                                          HLS FUND, INC.       GROWTH HLS FUND, INC.        HLS FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold..............     235,051  $ 1,558,715     180,203  $   388,544     614,914  $ 1,778,190
           Shares issued on
            reinvestment of
            distributions...........     110,769      683,262      83,477      172,308     460,621    1,279,339
           Shares redeemed..........    (125,298)    (836,000)   (173,958)    (375,388)   (280,037)    (814,256)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............     220,522  $ 1,405,977      89,722  $   185,464     795,498  $ 2,243,273
                                      ==========  ===========  ==========  ===========  ==========  ===========

_____________________________________ MF-39 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2000
 ($000 OMITTED)

                                                HARTFORD BOND        HARTFORD MONEY MARKET
                                               HLS FUND, INC.           HLS FUND, INC.
                                           -----------------------  -----------------------
                                             SHARES      AMOUNT       SHARES      AMOUNT
                                           ----------  -----------  ----------  -----------
           CLASS IA
           Shares sold...................     277,050  $   292,698   3,906,483  $ 3,906,483
           Shares issued on reinvestment
            of distributions.............      60,010       60,030      51,556       51,556
           Shares redeemed...............    (187,270)    (197,509) (3,573,089)  (3,573,089)
                                           ----------  -----------  ----------  -----------
           Net Increase (Decrease).......     149,790  $   155,219     384,950  $   384,950
                                           ==========  ===========  ==========  ===========

                                                                  HARTFORD CAPITAL      HARTFORD INTERNATIONAL
                                      HARTFORD SMALL COMPANY      APPRECIATION HLS           OPPORTUNITIES
                                          HLS FUND, INC.             FUND, INC.             HLS FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............       4,417  $     7,086       2,435  $    12,892       1,365  $     2,144
           Shares issued on
            reinvestment of
            distributions...........           6           14         493        2,214          15           27
           Shares redeemed..........        (285)        (465)        (80)        (470)       (161)        (241)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............       4,138  $     6,635       2,848  $    14,636       1,219  $     1,929
                                      ==========  ===========  ==========  ===========  ==========  ===========

                                          HARTFORD STOCK        HARTFORD DIVIDEND AND      HARTFORD ADVISERS
                                          HLS FUND, INC.        GROWTH HLS FUND, INC.       HLS FUND, INC.
                                      -----------------------  -----------------------  -----------------------
                                        SHARES      AMOUNT       SHARES      AMOUNT       SHARES      AMOUNT
                                      ----------  -----------  ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold..............       4,730  $    33,043       3,660  $     7,937      31,942  $    94,086
           Shares issued on
            reinvestment of
            distributions...........       1,162        7,106         516        1,061       4,765       13,222
           Shares redeemed..........        (114)        (935)       (492)      (1,063)       (121)        (353)
                                      ----------  -----------  ----------  -----------  ----------  -----------
           Net Increase
            (Decrease)..............       5,778  $    39,214       3,684  $     7,935      36,586  $   106,955
                                      ==========  ===========  ==========  ===========  ==========  ===========


                                                HARTFORD BOND        HARTFORD MONEY MARKET
                                               HLS FUND, INC.           HLS FUND, INC.
                                           -----------------------  -----------------------
                                             SHARES      AMOUNT       SHARES      AMOUNT
                                           ----------  -----------  ----------  -----------
           CLASS IB
           Shares sold...................      12,086  $    12,743      13,572  $    13,572
           Shares issued on reinvestment
            of distributions.............         886          884         266          266
           Shares redeemed...............      (1,948)      (2,053)     (7,213)      (7,213)
                                           ----------  -----------  ----------  -----------
           Net Increase (Decrease).......      11,024  $    11,574       6,625  $     6,625
                                           ==========  ===========  ==========  ===========

 10.  LINE OF CREDIT:

    The Funds, except for Hartford Money Market HLS Fund, Inc., participate in a $500,000,000 committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment, which has not been utilized. During the year ended December 31, 2000, the Funds did not have any borrowings under this facility.

_____________________________________ MF-40 ____________________________________

 11.  REVERSE STOCK SPLIT FOR CLASS IB:

    On September 17, 1999, a reverse stock split was declared for the Class B shares of certain Funds, using the following reverse split percentages:

                                                               REVERSE SPLIT
           FUND                                                PERCENTAGE
           --------------------------------------------------  -------------
           Hartford Small Company HLS Fund, Inc..............    74.613827%
           Hartford Capital Appreciation HLS Fund, Inc.......    15.418052
           Hartford International Opportunities HLS
            Fund, Inc........................................    71.625006
           Hartford Stock HLS Fund, Inc......................     9.265642
           Hartford Dividend and Growth HLS Fund, Inc........    44.378756
           Hartford Advisers HLS Fund, Inc...................    29.667722
           Hartford Bond HLS Fund, Inc.......................    93.065183


_____________________________________ MF-41 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              -- SELECTED PER-SHARE DATA(4) --
                                        ----------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND
                                         NET ASSET          NET          UNREALIZED                      DIVIDENDS
                                          VALUE AT       INVESTMENT         GAIN         TOTAL FROM       FROM NET
                                         BEGINNING         INCOME        (LOSS) ON       INVESTMENT      INVESTMENT
                                         OF PERIOD         (LOSS)       INVESTMENTS      OPERATIONS        INCOME
                                        ------------    ------------    ------------    ------------    ------------
HARTFORD SMALL COMPANY HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................    $     2.188     $     0.003     $    (0.254)    $    (0.251)    $   --
  Class IB..........................          2.187           0.003          (0.257)         (0.254)        --
  For the Year Ended December 31,
   1999
  Class IA..........................          1.321          (0.005)          0.875           0.870         --
  Class IB..........................          1.323(6)       (0.004)(6)       0.871(6)        0.867(6)      --     (6)
  For the Year Ended December 31,
   1998
  Class IA..........................          1.202          (0.002)          0.141           0.139         --
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................          1.340(6)       (0.002)(6)      (0.015)(6)      (0.017)(6)     --     (6)
  For the Year Ended December 31
  1997..............................          1.069           0.001           0.195           0.196          (0.001)
  From inception, August 9, 1996,
   through December 31, 1996........          1.000           0.002           0.069           0.071          (0.002)

HARTFORD CAPITAL APPRECIATION HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................          6.095           0.041           0.757           0.798          (0.039)
  Class IB..........................          6.098          (0.077)          0.864           0.787          (0.034)
  For the Year Ended December 31,
   1999
  Class IA..........................          4.759           0.023           1.643           1.666          (0.018)
  Class IB..........................          6.437(6)        0.150(6)        1.503(6)        1.653(6)       (0.013)(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          4.410           0.025           0.525           0.550          (0.026)
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................          6.486(6)        0.013(6)        0.094(6)        0.107(6)       (0.156)(6)
  For the Year Ended December 31
  1997..............................          3.914           0.020           0.794           0.814          (0.022)
  1996..............................          3.490           0.022           0.655           0.677          (0.025)

HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................          1.876           0.018          (0.314)         (0.296)         (0.023)
  Class IB..........................          1.876           0.025          (0.324)         (0.299)         (0.019)
  For the Year Ended December 31,
   1999
  Class IA..........................          1.355           0.019           0.520           0.539          (0.018)
  Class IB..........................          1.357(6)        0.017(6)        0.519(6)        0.536(6)       (0.017)(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          1.294           0.021           0.147           0.168          (0.019)
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................          1.396(6)        0.004(6)       (0.021)(6)      (0.017)(6)      (0.022)(6)
  For the Year Ended December 31
  1997..............................          1.407           0.022          (0.019)          0.003          (0.012)
  1996..............................          1.306           0.023           0.140           0.163          (0.025)

HARTFORD STOCK HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................          7.147           0.039          (0.500)         (0.461)         (0.041)
  Class IB..........................          7.151           0.074          (0.547)         (0.473)         (0.034)
  For the Year Ended December 31,
   1999
  Class IA..........................          6.562           0.050           1.143           1.193          (0.049)
  Class IB..........................         11.884(6)        0.021(6)        1.200(6)        1.221(6)       (0.056)(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          5.123           0.051           1.622           1.673          (0.050)
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         10.793(6)        0.043(6)        1.565(6)        1.608(6)       (0.517)(6)
  For the Year Ended December 31
  1997..............................          4.143           0.050           1.196           1.246          (0.049)
  1996..............................          3.527           0.060           0.763           0.823          (0.059)

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.
_____________________________________ MF-42 ____________________________________

                                                           -- SELECTED PER-SHARE DATA --
                                        -------------------------------------------------------------------

                                        DISTRIBUTIONS
                                          FROM NET                                              NET ASSET
                                          REALIZED                          NET INCREASE         VALUE AT
                                          GAINS ON           TOTAL          (DECREASE) IN          END
                                         INVESTMENTS     DISTRIBUTIONS     NET ASSET VALUE      OF PERIOD
                                        -------------    -------------    -----------------    ------------
HARTFORD SMALL COMPANY HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................     $    (0.250)     $    (0.250)       $    (0.501)      $     1.687
  Class IB..........................          (0.250)          (0.250)            (0.504)            1.683
  For the Year Ended December 31,
   1999
  Class IA..........................          (0.003)          (0.003)             0.867             2.188
  Class IB..........................          (0.003)(6)       (0.003)(6)          0.864(6)          2.187(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          (0.020)          (0.020)             0.119             1.321
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         --     (6)       --     (6)          (0.017)(6)         1.323(6)
  For the Year Ended December 31
  1997..............................          (0.062)          (0.063)             0.133             1.202
  From inception, August 9, 1996,
   through December 31, 1996........         --                (0.002)             0.069             1.069

HARTFORD CAPITAL APPRECIATION HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................          (0.928)          (0.967)            (0.169)            5.926
  Class IB..........................          (0.928)          (0.962)            (0.175)            5.923
  For the Year Ended December 31,
   1999
  Class IA..........................          (0.312)          (0.330)             1.336             6.095
  Class IB..........................          (1.979)(6)       (1.992)(6)         (0.339)(6)         6.098(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          (0.175)          (0.201)             0.349             4.759
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         --     (6)        (0.156)(6)         (0.049)(6)         6.437(6)
  For the Year Ended December 31
  1997..............................          (0.296)          (0.318)             0.496             4.410
  1996..............................          (0.228)          (0.253)             0.424             3.914

HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................          (0.193)          (0.216)            (0.512)            1.364
  Class IB..........................          (0.193)          (0.212)            (0.511)            1.365
  For the Year Ended December 31,
   1999
  Class IA..........................         --                (0.018)             0.521             1.876
  Class IB..........................         --     (6)        (0.017)(6)          0.519(6)          1.876(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          (0.088)          (0.107)             0.061             1.355
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         --     (6)        (0.022)(6)         (0.039)(6)         1.357(6)
  For the Year Ended December 31
  1997..............................          (0.104)          (0.116)            (0.113)            1.294
  1996..............................          (0.037)          (0.062)             0.101             1.407

HARTFORD STOCK HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................          (0.765)          (0.806)            (1.267)            5.880
  Class IB..........................          (0.765)          (0.799)            (1.272)            5.879
  For the Year Ended December 31,
   1999
  Class IA..........................          (0.559)          (0.608)             0.585             7.147
  Class IB..........................          (5.898)(6)       (5.954)(6)         (4.733)(6)         7.151(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          (0.184)          (0.234)             1.439             6.562
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         --     (6)        (0.517)(6)          1.091(6)         11.884(6)
  For the Year Ended December 31
  1997..............................          (0.217)          (0.266)             0.980             5.123
  1996..............................          (0.148)          (0.207)             0.616             4.143

                                                                   -- RATIOS AND SUPPLEMENTAL DATA --
                                      --------------------------------------------------------------------------------------------
                                                                        RATIO OF        RATIO OF        RATIO OF
                                                       NET ASSETS       EXPENSES        EXPENSES          NET
                                                       AT END OF       TO AVERAGE      TO AVERAGE      INVESTMENT
                                                         PERIOD        NET ASSETS      NET ASSETS        INCOME        PORTFOLIO
                                         TOTAL          ($000'S          AFTER           BEFORE        TO AVERAGE       TURNOVER
                                         RETURN         OMITTED)        WAIVERS         WAIVERS        NET ASSETS       RATE(7)
                                      ------------    ------------    ------------    ------------    ------------    ------------
HARTFORD SMALL COMPANY HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................       (13.12)%   $   908,886            0.74%           0.74%        --     %          194.5%
  Class IB..........................       (13.28)         40,967            0.92            0.99           (0.18)          194.5
  For the Year Ended December 31,
   1999
  Class IA..........................        65.83         757,302            0.78            0.78           (0.45)          181.3
  Class IB..........................        65.54          10,200            0.96            1.03           (0.63)          181.3
  For the Year Ended December 31,
   1998
  Class IA..........................        11.62         350,734            0.77            0.77           (0.24)          235.7
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................        (1.30)(2)         696            0.95(1)         0.95(1)        (0.46)(1)       235.7
  For the Year Ended December 31
  1997..............................        18.38         210,769            0.77            0.77            0.08           222.2
  From inception, August 9, 1996,
   through December 31, 1996........         7.15(2)       42,812            0.72(1)         0.88(1)         0.31(1)(3)        31.8
HARTFORD CAPITAL APPRECIATION HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................        13.22       9,581,898            0.66            0.66            0.64           108.2
  Class IB..........................        13.02         136,058            0.84            0.91            0.46           108.2
  For the Year Ended December 31,
   1999
  Class IA..........................        37.46       7,963,003            0.66            0.66            0.46            66.4
  Class IB..........................        37.21          22,993            0.84            0.91            0.28            66.4
  For the Year Ended December 31,
   1998
  Class IA..........................        15.48       5,807,480            0.64            0.64            0.59            51.2
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         1.65(2)        5,942            0.82(1)         0.82(1)         0.30(1)         51.2
  For the Year Ended December 31
  1997..............................        22.34       4,802,992            0.64            0.64            0.44            57.6
  1996..............................        20.70       3,386,670            0.65            0.65            0.60            85.4
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................       (17.10)      1,326,609            0.78            0.78            1.16           158.8
  Class IB..........................       (17.25)         18,682            0.96            1.03            0.98           158.8
  For the Year Ended December 31,
   1999
  Class IA..........................        39.86       1,574,836            0.78            0.78            1.20           133.2
  Class IB..........................        39.61           3,203            0.96            1.03            1.02           133.2
  For the Year Ended December 31,
   1998
  Class IA..........................        13.16       1,196,694            0.77            0.77            1.51           157.4
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................        (1.13)(2)         663            0.94(1)         0.94(1)         0.71(1)        157.4
  For the Year Ended December 31
  1997..............................         0.34       1,092,946            0.77            0.77            1.48            72.7
  1996..............................        12.93         996,543            0.79            0.79            1.74            70.0
HARTFORD STOCK HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................        (7.04)      9,590,018            0.48            0.48            0.64            40.2
  Class IB..........................        (7.21)        136,077            0.66            0.73            0.46            40.2
  For the Year Ended December 31,
   1999
  Class IA..........................        19.78       9,400,385            0.48            0.48            0.80            38.5
  Class IB..........................        19.57          47,439            0.66            0.73            0.62            38.5
  For the Year Ended December 31,
   1998
  Class IA..........................        33.47       7,183,046            0.46            0.46            0.95            27.1
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................        14.91(2)       10,167            0.65(1)         0.65(1)         0.73(1)         27.1
  For the Year Ended December 31
  1997..............................        31.38       4,713,322            0.45            0.45            1.11            31.6
  1996..............................        24.37       2,994,209            0.46            0.46            1.59            42.3

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-43 ____________________________________

 HARTFORD HLS MUTUAL FUNDS
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                              -- SELECTED PER-SHARE DATA(4) --
                                        ----------------------------------------------------------------------------
                                                                        NET REALIZED
                                                                            AND
                                         NET ASSET          NET          UNREALIZED                      DIVIDENDS
                                          VALUE AT       INVESTMENT         GAIN         TOTAL FROM       FROM NET
                                         BEGINNING         INCOME        (LOSS) ON       INVESTMENT      INVESTMENT
                                         OF PERIOD         (LOSS)       INVESTMENTS      OPERATIONS        INCOME
                                        ------------    ------------    ------------    ------------    ------------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................    $     2.149     $     0.035     $     0.178     $     0.213     $    (0.034)
  Class IB..........................          2.151           0.040           0.169           0.209          (0.032)
  For the Year Ended December 31,
   1999
  Class IA..........................          2.160           0.034           0.075           0.109          (0.035)
  Class IB..........................          2.267(6)        0.024(6)        0.077(6)        0.101(6)       (0.034)(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          1.952           0.033           0.280           0.313          (0.035)
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................          2.253(6)        0.016(6)        0.068(6)        0.084(6)       (0.070)(6)
  For the Year Ended December 31
  1997..............................          1.547           0.035           0.445           0.480          (0.031)
  1996..............................          1.317           0.034           0.258           0.292          (0.034)
HARTFORD ADVISERS HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................          2.965           0.068          (0.088)         (0.020)         (0.023)
  Class IB..........................          2.966           0.074          (0.098)         (0.024)         (0.022)
  For the Year Ended December 31,
   1999
  Class IA..........................          2.985           0.068           0.221           0.289          (0.063)
  Class IB..........................          3.577(6)        0.061(6)        0.221(6)        0.282(6)       (0.064)(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          2.527           0.061           0.546           0.607          (0.060)
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................          3.371(6)        0.034(6)        0.367(6)        0.401(6)       (0.195)(6)
  For the Year Ended December 31
  1997..............................          2.169           0.056           0.455           0.511          (0.055)
  1996..............................          1.958           0.059           0.255           0.314          (0.059)
HARTFORD BOND HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................          0.994           0.069           0.050           0.119          (0.005)
  Class IB..........................          0.995           0.061           0.056           0.117          (0.005)
  For the Year Ended December 31,
   1999
  Class IA..........................          1.081           0.062          (0.084)         (0.022)         (0.058)
  Class IB..........................          1.083(6)        0.061(6)       (0.084)(6)      (0.023)(6)      (0.057)(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          1.050           0.053           0.032           0.085          (0.054)
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................          1.075(6)        0.023(6)        0.040(6)        0.063(6)       (0.055)(6)
  For the Year Ended December 31
  1997..............................          1.000           0.063           0.047           0.110          (0.060)
  1996..............................          1.028           0.064          (0.029)          0.035          (0.063)
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................          1.000           0.059         --                0.059          (0.059)
  Class IB..........................          1.000           0.058         --                0.058          (0.058)
  For the Year Ended December 31,
   1999
  Class IA..........................          1.000           0.070         --                0.070          (0.070)
  Class IB..........................          1.000           0.068         --                0.068          (0.068)
  For the Year Ended December 31,
   1998
  Class IA..........................          1.000           0.051         --                0.051          (0.051)
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................          1.000           0.037         --                0.037          (0.037)
  For the Year Ended December 31
  1997..............................          1.000           0.049         --                0.049          (0.049)
  1996..............................          1.000           0.050         --                0.050          (0.050)

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

SEE NOTES TO FINANCIAL STATEMENTS.
_____________________________________ MF-44 ____________________________________

                                                           -- SELECTED PER-SHARE DATA --
                                        -------------------------------------------------------------------

                                        DISTRIBUTIONS
                                          FROM NET                                              NET ASSET
                                          REALIZED                          NET INCREASE         VALUE AT
                                          GAINS ON           TOTAL          (DECREASE) IN          END
                                         INVESTMENTS     DISTRIBUTIONS     NET ASSET VALUE      OF PERIOD
                                        -------------    -------------    -----------------    ------------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................     $    (0.204)     $    (0.238)       $    (0.025)      $     2.124
  Class IB..........................          (0.204)          (0.236)            (0.027)            2.124
  For the Year Ended December 31,
   1999
  Class IA..........................          (0.085)          (0.120)            (0.011)            2.149
  Class IB..........................          (0.183)(6)       (0.217)(6)         (0.116)(6)         2.151(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          (0.070)          (0.105)             0.208             2.160
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         --     (6)        (0.070)(6)          0.014(6)          2.267(6)
  For the Year Ended December 31
  1997..............................          (0.044)          (0.075)             0.405             1.952
  1996..............................          (0.028)          (0.062)             0.230             1.547
HARTFORD ADVISERS HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................          (0.257)          (0.280)            (0.300)            2.665
  Class IB..........................          (0.257)          (0.279)            (0.303)            2.663
  For the Year Ended December 31,
   1999
  Class IA..........................          (0.246)          (0.309)            (0.020)            2.965
  Class IB..........................          (0.829)(6)       (0.893)(6)         (0.611)(6)         2.966(6)
  For the Year Ended December 31,
   1998
  Class IA..........................          (0.089)          (0.149)             0.458             2.985
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         --     (6)        (0.195)(6)          0.206(6)          3.577(6)
  For the Year Ended December 31
  1997..............................          (0.098)          (0.153)             0.358             2.527
  1996..............................          (0.044)          (0.103)             0.211             2.169
HARTFORD BOND HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................         --                (0.005)             0.114             1.108
  Class IB..........................         --                (0.005)             0.112             1.107
  For the Year Ended December 31,
   1999
  Class IA..........................          (0.007)          (0.065)            (0.087)            0.994
  Class IB..........................          (0.008)(6)       (0.065)(6)         (0.088)(6)         0.995(6)
  For the Year Ended December 31,
   1998
  Class IA..........................         --                (0.054)             0.031             1.081
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         --     (6)        (0.055)(6)          0.008(6)          1.083(6)
  For the Year Ended December 31
  1997..............................         --                (0.060)             0.050             1.050
  1996..............................         --                (0.063)            (0.028)            1.000
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................         --                (0.059)          --                   1.000
  Class IB..........................         --                (0.058)          --                   1.000
  For the Year Ended December 31,
   1999
  Class IA..........................         --                (0.070)          --                   1.000
  Class IB..........................         --                (0.068)          --                   1.000
  For the Year Ended December 31,
   1998
  Class IA..........................         --                (0.051)          --                   1.000
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         --                (0.037)          --                   1.000
  For the Year Ended December 31
  1997..............................         --                (0.049)          --                   1.000
  1996..............................         --                (0.050)          --                   1.000

                                                                   -- RATIOS AND SUPPLEMENTAL DATA --
                                      --------------------------------------------------------------------------------------------
                                                                        RATIO OF        RATIO OF        RATIO OF
                                                       NET ASSETS       EXPENSES        EXPENSES          NET
                                                       AT END OF       TO AVERAGE      TO AVERAGE      INVESTMENT
                                                         PERIOD        NET ASSETS      NET ASSETS        INCOME        PORTFOLIO
                                         TOTAL          ($000'S          AFTER           BEFORE        TO AVERAGE       TURNOVER
                                         RETURN         OMITTED)        WAIVERS         WAIVERS        NET ASSETS       RATE(7)
                                      ------------    ------------    ------------    ------------    ------------    ------------
HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................        10.95%    $ 3,189,857            0.68%           0.68%           1.70%           59.4%
  Class IB..........................        10.75          35,415            0.86            0.93            1.52            59.4
  For the Year Ended December 31,
   1999
  Class IA..........................         5.31       3,207,733            0.68            0.68            1.60            55.9
  Class IB..........................         5.12          16,087            0.86            0.93            1.42            55.9
  For the Year Ended December 31,
   1998
  Class IA..........................        16.42(2)    3,031,293            0.66            0.66            1.81            48.2
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         3.67(2)        8,600            0.85(1)         0.85(1)         1.57(1)         48.2
  For the Year Ended December 31
  1997..............................        31.89       1,994,653            0.68            0.68            2.21            34.2
  1996..............................        22.91         879,980            0.73            0.73            2.52            56.9
HARTFORD ADVISERS HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................        (0.75)     13,430,507            0.66            0.66            2.47            40.4
  Class IB..........................        (0.92)        252,247            0.84            0.91            2.29            40.4
  For the Year Ended December 31,
   1999
  Class IA..........................        10.59      14,082,895            0.65            0.66            2.46            38.4
  Class IB..........................        10.39         137,318            0.83            0.91            2.28            38.4
  For the Year Ended December 31,
   1998
  Class IA..........................        24.66      11,805,411            0.63            0.63            2.40            36.7
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................        11.96(2)       34,714            0.83(1)         0.83(1)         2.22(1)         36.7
  For the Year Ended December 31
  1997..............................        24.51       8,283,912            0.63            0.63            2.44            36.1
  1996..............................        16.59       5,879,529            0.63            0.63            2.92            53.8
HARTFORD BOND HLS FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................        11.99       1,033,043            0.52            0.52            6.54           168.5
  Class IB..........................        11.79          31,551            0.70            0.77            6.36           168.5
  For the Year Ended December 31,
   1999
  Class IA..........................        (2.02)        978,861            0.52            0.52            6.09           110.7
  Class IB..........................        (2.19)         15,818            0.70            0.77            5.91           110.7
  For the Year Ended December 31,
   1998
  Class IA..........................         8.15         902,480            0.50            0.50            5.86           122.3
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         5.89(2)        5,285            0.69(1)         0.69(1)         5.54(1)        122.3
  For the Year Ended December 31
  1997..............................        11.35         552,870            0.51            0.51            6.58           112.9(5)
  1996..............................         3.52         402,548            0.52            0.52            6.37           212.0
HARTFORD MONEY MARKET HLS
 FUND, INC.
  For the Year Ended December 31,
   2000
  Class IA..........................         6.10       1,242,275            0.48            0.48            5.91         --
  Class IB..........................         5.91          36,270            0.66            0.73            5.73         --
  For the Year Ended December 31,
   1999
  Class IA..........................         4.89       1,257,436            0.47            0.47            4.81         --
  Class IB..........................         4.71           8,804            0.65            0.72            4.63         --
  For the Year Ended December 31,
   1998
  Class IA..........................         5.25         872,486            0.45            0.45            5.12         --
  From inception, April 1, 1998,
   through December 31, 1998
  Class IB..........................         3.76(2)        2,179            0.64(1)         0.64(1)         4.81(1)      --
  For the Year Ended December 31
  1997..............................         5.31         612,480            0.44            0.44            5.21         --
  1996..............................         5.18         542,586            0.44            0.44            5.04         --

(1)  Annualized.
(2)  Not annualized.
(3) Management fees were waived until assets (excluding assets contributed by companies affiliated with The Hartford Life Insurance Companies) reached $20 million. The ratio of expenses to average net assets would have been higher if management fees were not waived. The ratio of net investment income to average net assets would have been lower if management fees were not waived.
(4) Information presented relates to a share of capital stock outstanding for the indicated period.
(5)  Excluding mortgage dollar rolls.
(6) Per share amounts have been restated to reflect a reverse stock split for Class IB shares effective September 17, 1999 (See Note 11).
(7) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

_____________________________________ MF-45 ____________________________________

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Directors of Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc.:

We have audited the accompanying statements of net assets, including the statements of assets and liabilities, where presented, of Hartford Small Company HLS Fund, Inc., Hartford Capital Appreciation HLS Fund, Inc., Hartford International Opportunities HLS Fund, Inc., Hartford Stock HLS Fund, Inc., Hartford Dividend and Growth HLS Fund, Inc., Hartford Advisers HLS Fund, Inc., Hartford Bond HLS Fund, Inc. and Hartford Money Market HLS Fund, Inc. (all Maryland corporations) (the Funds) as of December 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian bank. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for the two years then ended and the financial highlights for the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States.

Hartford, Connecticut                                        ARTHUR ANDERSEN LLP
February 7, 2001

_____________________________________ MF-46 ____________________________________

                              [LOGO] HARTFORD LIFE

                        PRIVACY POLICY AND PRACTICES OF
                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                       AND ITS AFFILIATES (THE HARTFORD)

              APPLICABLE TO THE HARTFORD'S UNITED STATES CUSTOMERS

WE AT THE HARTFORD value our customers' trust and are committed to the responsible management, use and protection of personal information. All insurance companies must collect a certain amount of personal information to service customers and administer business. This notice describes our policy regarding the collection and disclosure of personal information.

    1) Personal information, as used in this notice, means information that identifies an individual personally and is not otherwise available to the public. It includes personal financial information such as credit history, income, financial benefits, policy or claim information. It also includes personal health information such as individual medical records or information about an illness, disability or injury.

    2) We collect personal information to support our normal business operations. We may obtain personal information directly from the customer, from customer-related transactions and from third parties, such as a consumer reporting agency. Personal information such as name, address, income, payment history or credit history are gathered from sources such as applications, transactions and consumer reports.

    3) The Hartford's employees have access to personal information in the course of doing their jobs, which includes underwriting policies, paying claims, developing new products or advising customers of our products and services.

    4) We may share personal financial information with our affiliates, such as insurance companies, banks, agents, brokerage firms and administrators.

    5) To service our customers and administer our business, we may also share information with unaffiliated third parties, including agents, brokerage firms, insurance companies, administrators and service providers and as otherwise permitted or required by law. In addition, we may share personal financial information with other unaffiliated third parties who are assisting us by performing services or functions, such as conducting surveys, marketing our products or services, or offering financial products or services under a joint agreement between us and one or more financial institutions.

    PRIOR TO SHARING PERSONAL FINANCIAL INFORMATION WITH UNAFFILIATED THIRD PARTIES, EXCEPT AS DESCRIBED IN THIS POLICY, WE WILL GIVE AFFECTED CUSTOMERS AN OPPORTUNITY TO DIRECT THAT SUCH INFORMATION NOT BE DISCLOSED.

    6) We may disclose personal health information with proper written authorization or as otherwise permitted or required by law.

    7) We use manual and electronic security procedures to maintain the confidentiality and integrity of personal information in our possession and guard against its unauthorized access. Some techniques we employ to protect information include locked files, user authentication, encryption, firewall technology and the use of detection software.

    We are responsible for identifying information that must be protected, providing an adequate level of protection for that data and granting access to protected data only to individuals who must use it in the performance of their job-related duties. Employees who violate our Privacy Policy will be subject to disciplinary action, which may include termination.

    8) We will continue to follow this policy regarding personal information even when a customer relationship no longer exists.

The Hartford will notify customers of our Privacy Policy at the inception of our business relationship and annually thereafter. The Privacy Policy is subject to change at any time. We will notify customers of any modifications at least annually.

_____________________________________ MF-47 ____________________________________

IF YOU'D LIKE TO WRITE US, PLEASE SEND YOUR NOTE OR LETTER TO ONE OF THE FOLLOWING ADDRESSES:

BY REGULAR MAIL:
Hartford Life, Inc.
Attention: IPS
P.O. Box 5085
Hartford, CT 06102-5085

BY E-MAIL ON THE INTERNET:
lifeinfo@thehartford.com

ISSUER:
Hartford Life Insurance Company
P.O. Box 2999
Hartford, CT 06104-2999

PRINCIPAL UNDERWRITER:
Hartford Securities Distribution    Company, Inc.
P.O. Box 2999
Hartford, CT 06104-2999

INVESTMENT MANAGERS:

-     HL Investment Advisors, Inc.
      P.O. Box 2999
      Hartford, CT 06104-2999

      INVESTMENT SUB-ADVISERS:
      Hartford Investment Management Company (HIMCO)
      P.O. Box 1744
      Hartford, CT 06114-1744

      Wellington Management Company, LLP
      75 State Street
      Boston, MA 02109

-     Banc of America Advisors, Inc.
      101 S. Tryon Street, 33rd Floor
      Charlotte, NC 28255

      INVESTMENT SUB-ADVISERS:
      Banc of America
      Capital Management, Inc.
      101 S. Tryon Street, 9th Floor
      Charlotte, NC 28255

      Brandes Investment Partners, L.P.
      12750 High Bluff Drive
      San Diego, CA 92130-2083

      Gartmore Global Partners
      101 S. Tryon Street, 10th Floor
      Charlotte, NC 28255

      Mackay Shields, LLC
      9 West 57th Street, 34th Floor
      New York, NY 10019

      Marsico Capital Management, LLC
      1200 17th Street
      Denver, CO 80202

-     AIM Advisors, Inc.
      11 Greenway Plaza, Suite 100
      Houston, Texas 77046-1173

[LOGO]HARTFORD LIFE

Nations Variable Annuity is a flexible premium variable annuity issued by Hartford Life Insurance Company, Simsbury, CT (Countrywide: HL-VA99; FL:
HL-VA99FL; NY: HL-VA99NY, NC: HL-VA9920P, OR: HL-VA99OR; TX: HL-VA99TX and HL-VA99ODBTX). Nations Variable Annuity is underwritten and distributed by Hartford Securities Distribution Company, Inc.

This material is authorized for distribution only when preceded or accompanied by a current prospectus and current Nations Variable Annuity performance sheet. Please read the prospectus carefully before investing or sending money.

NATANN-1-01-1189    Printed in U.S.A. -C- 2000 Hartford Life, Hartford, CT 06115

                                                             PRESORTED
                                                              STANDARD
                                                         U.S. POSTAGE PAID
                                                            RANDOLPH, MA
                                                           PERMIT NO. 100

Hartford Life Insurance Company
P.O. Box 5085
Hartford, CT 06102-5085